UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master

            Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2019

Date of reporting period: 09/30/2019

Item 1 – Report to Stockholders

SEPTEMBER 30, 2019

2019 Annual Report

BlackRock Balanced Capital Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended September 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted modest negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). U.S. Treasuries, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. An economic slowdown in Europe and ongoing uncertainty about Brexit led to negative performance for European equities.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then reduced interest rates twice thereafter. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefitting from the lowest unemployment rate in 50 years and rising wages. However, escalating trade tensions and the resulting disruptions in global supply chains are becoming increasingly unpredictable, as are geopolitical tensions in the Middle East.

We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance within emerging markets and Asia ex-Japan equities. For bonds, U.S. Treasuries are likely to continue to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.08%	4.25%
U.S. small cap equities (Russell 2000® Index)	(0.36)	(8.89)
International equities (MSCI Europe, Australasia, Far East Index)	2.57	(1.34)
Emerging market equities (MSCI Emerging Markets Index)	(3.66)	(2.02)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.39
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.54	15.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.42	10.30
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.71	8.19
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.87	6.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2019	BlackRock Balanced Capital Fund, Inc.

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, through its investments in Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Advantage Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”), the Fund underperformed the blended reference benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index). For the same period, the Fund underperformed the fixed income portion of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, but outperformed the equity portion of the benchmark, the Russell 1000® Index.

What factors influenced performance?

The Fund combines top-down macroeconomic views and bottom-up security selection from Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio.

From an asset allocation perspective, an overweight position in Japanese equities detracted from Fund performance. Japan’s stock market sold off in the fourth quarter of 2018 and then lagged in the subsequent global rally due to weaker economic data. On the plus side, an overweight in U.S. stocks was the leading contributor. An overweight in U.S. fixed income in the first quarter of 2019 was a further positive. The Fund’s shift to an underweight position in the second quarter outweighed the benefit, however, as the bond market continued to advance.

From the Fund’s equity allocation in Master Advantage Large Cap Core Portfolio, insights that measure sentiment were the largest detractors from Fund performance. Several quality insights supported results, as investors responded to increased uncertainty by rotating into higher-quality companies with sustainable business models.

Within the Fund’s fixed-income allocation in Master Total Return Portfolio, an overweight in European corporate bonds and agency mortgages detracted from Fund performance, as did macro-oriented strategies. Overweight positions in U.S. investment-grade corporate and municipal bonds contributed, followed by allocations to collateralized loan obligations and non-agency mortgage-backed securities. The portfolio’s duration (interest-rate sensitivity) was above that of the benchmark, which also contributed to Fund returns given the rally in bonds.

During the period, the Fund employed derivatives primarily through futures contracts to implement active asset allocation views. The Fund’s use of derivatives contributed to Fund performance in the period. The Fund also held an elevated exposure to cash as collateral for its derivatives positions. The Fund’s cash position had no material impact on Fund performance.

Describe recent portfolio activity.

During the first half of the period, the Fund removed its overweight position in Japanese equities and trimmed overweights in both U.S. equities and U.S. duration. These changes reflected moderating global growth and inflation data, as well as asset prices that had moved more closely in line with expectations. During the second half of the period, the Fund moved from an overweight to underweight in U.S. duration in response to the bond-market rally and the investment adviser’s belief that prices were factoring in an overly dovish view of Fed policy.

Master Advantage Large Cap Core Portfolio maintained a balanced allocation of risk while adding a number of new stock selection insights during the period. Among these was an insight that captures the location of hotel booking trends and invests in stocks most sensitive to those areas. Master Advantage Large Cap Core Portfolio also added a machine-learned signal that pulls from several alternative data sources in an effort to gauge consumer transactions more accurately.

Master Total Return Portfolio reduced its duration overweight in the fourth quarter of 2018 and rotated into longer-dated positions. Given the view that slowing economic growth and a near-neutral policy rate would keep U.S. interest rates range-bound in the near term, Master Total Return Portfolio added to sectors likely to benefit from more accommodative monetary policy. Among these were agency mortgage-backed securities, municipal issues, and local currency emerging market debt. Master Total Return Portfolio also used the sell-off of late 2018 as an opportunity to add to its overweight in investment-grade corporates. During the first quarter of 2019, Master Total Return Portfolio modestly increased its overweight to duration while further rotating toward longer-term bonds. Master Total Return Portfolio also added tactically to its position in emerging markets on the view that a dovish Fed would take pressure off the U.S. dollar and allow for easier local monetary policy. Master Total Return Portfolio slightly increased its duration in the third quarter of 2019.

Describe portfolio positioning at period end.

Both higher-risk assets and traditional safe-haven investments have rallied thus far in 2019, with global equities and fixed income each gaining ground amid a favorable shift in central bank policy. Given easier financial conditions and modest improvements in global growth and inflation data, the Fund moved from overweight to underweight to U.S. duration in the first half of 2019, and maintained an overweight in U.S. equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2019 (continued)	BlackRock Balanced Capital Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.
(b)

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

(c)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(d)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(e)	A customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.81%	5.16%	N/A	7.87%	N/A	9.65%	N/A
Investor A	4.65	4.84	(0.66)%	7.57	6.41%	9.32	8.73%
Investor C	4.28	4.09	3.12	6.76	6.76	8.48	8.48
Class K	4.84	5.23	N/A	7.90	N/A	9.66	N/A
Class R	4.46	4.47	N/A	7.19	N/A	8.92	N/A
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	5.78	6.88	N/A	7.88	N/A	9.59	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	5.42	10.30	N/A	3.38	N/A	3.75	N/A
Russell 1000® Index	5.73	3.87	N/A	10.62	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,048.10	$2.64	$1,000.00	$1,022.49	$2.61	0.51%
Investor A	1,000.00	1,046.50	4.04	1,000.00	1,021.12	3.99	0.79
Investor C	1,000.00	1,042.80	7.94	1,000.00	1,017.30	7.84	1.55
Class K	1,000.00	1,048.40	2.32	1,000.00	1,022.80	2.30	0.45
Class R	1,000.00	1,044.60	5.83	1,000.00	1,019.37	5.76	1.14

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolios, the expense example reflects the net expenses of both the Fund and the Master Portfolios in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of September 30, 2019 (continued)	BlackRock Balanced Capital Fund, Inc.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments

Equity Funds	53%
Fixed Income Funds	34
Short-Term Securities	13

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging	BlackRock Balanced Capital Fund, Inc.

The Master Total Return Portfolio may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Master Total Return Portfolio may utilize leverage through a credit facility. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Master Total Return Portfolio on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Master Total Return Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Total Return Portfolio’s interestholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Master Total Return Portfolio’s interestholders, and the value of these portfolio holdings is reflected in the Master Total Return Portfolio’s per share NAV. However, in order to benefit interestholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Master Total Return Portfolio’s return on assets purchased with leverage proceeds, income to interestholders is lower than if the Master Total Return Portfolio had not used leverage.

Furthermore, the value of the Master Total Return Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Total Return Portfolio’s NAV positively or negatively in addition to the impact on the Master Total Return Portfolio’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Master Total Return Portfolio’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Master Total Return Portfolio’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Master Total Return Portfolio’s interests than if the Master Total Return Portfolio was not leveraged. In addition, the Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Master Total Return Portfolio to incur losses. The use of leverage may limit the Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Total Return Portfolio incurs expenses in connection with the use of leverage, all of which are borne by the Master Total Return Portfolio’s interestholders and may reduce income.

Derivative Financial Instruments

The Fund and/or the Master Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund and/or the Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund and/or the Master Portfolios can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund and/or the Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Fund’s and the Master Portfolios’ Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING/DERIVATIVE FINANCIAL INSTRUMENTS	7

About Fund Performance	BlackRock Balanced Capital Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on page 5 (which is based on a hypothetical investment of $1,000 invested on April 1, 2019 and held through September 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments September 30, 2019	BlackRock Balanced Capital Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies — 86.6%

Equity Funds — 52.5%
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC(b)	$651,543,880	$651,543,880

Fixed Income Funds — 34.1%
iShares Core U.S. Aggregate Bond ETF(b)	327,759	37,092,486
Master Total Return Portfolio of Master Bond LLC(b)	$387,033,377	387,033,377

		424,125,863

Total Investment Companies — 86.6% (Cost: $1,006,151,348)		1,075,669,743

Security	Shares	Value

Short-Term Securities — 12.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(a)(b)	159,700,160	$159,700,160

Total Short-Term Securities — 12.8% (Cost: $159,700,160)		159,700,160

Total Investments — 99.4% (Cost: $1,165,851,508)		1,235,369,903

Other Assets Less Liabilities — 0.6%		6,961,384

Net Assets — 100.0%		$1,242,331,287

(a)	Annualized 7-day yield as of period end.
(b)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares/ Investment Value Held at 09/30/18	Shares/ Investment Value Purchased		Shares/ Sold	Shares/ Investment Value Held at 09/30/19	Value at 09/30/19	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	35,209,999	124,490,161		—	159,700,160	$159,700,160	$2,183,539	$4,045	$—
BlackRock Total Factor Fund, Class K(c)	97,858	2,833		(100,691)	—	—	27,388	(71,566)	58,602
iShares Core U.S. Aggregate Bond ETF	495,283	—		(167,524)	327,759	37,092,486	1,130,134	(409,726)	2,984,733
iShares Edge MSCI Multifactor USA Index Fund(c)	101,935	54,510		(156,445)	—	—	54,691	36,079	(138,632)
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC(b)	$642,270,625	$9,273,255	(d)	—	$651,543,880	651,543,880	9,780,005	22,386,927	(22,893,677)
Master Total Return Portfolio of Master Bond LLC(b)	$349,932,169	$37,101,208	(d)	—	$387,033,377	387,033,377	13,531,292	6,257,872	17,312,574

						$1,235,369,903	$26,707,049	$28,203,631	$(2,676,400)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased.
(c)	As of period end, the entity is no longer held by the Fund.
(d)	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Notes (10 Year)	554	12/19/19	$72,193	$(331,001)
S&P 500 E-Mini Index	890	12/20/19	132,543	(1,131,168)

				(1,462,169)

Short Contracts
U.S. Ultra Treasury Bonds	186	12/19/19	35,695	150,487

				$(1,311,682)

FUND SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) September 30, 2019	BlackRock Balanced Capital Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$150,487	$—	$150,487

Liabilities — Derivative Financial Instruments

Futures contracts	Net unrealized depreciation(a)	$—	$—	$1,131,168	$—	$331,001	$—	$1,462,169

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$15,067,007	$—	$6,114,714	$—	$21,181,721
Forward foreign currency exchange contracts	—	—	—	(2,439,295)	—	—	(2,439,295)

	$—	$—	$15,067,007	$(2,439,295)	$6,114,714	$—	$18,742,426

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$(3,934,864)	$—	$(2,152,583)	$—	$(6,087,447)
Forward foreign currency exchange contracts	—	—	—	142,565	—	—	142,565

	$—	$—	$(3,934,864)	$142,565	$(2,152,583)	$—	$(5,944,882)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$168,403,610
Average notional value of contracts — short	17,180,297
Forward foreign currency exchange contracts:
Average amounts sold — in USD	33,192,467

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	BlackRock Balanced Capital Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For more information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Investment Companies(a)	$37,092,486	$—	$—	$37,092,486
Short-Term Securities	159,700,160	—	—	159,700,160

Subtotal	$196,792,646	$—	$—	196,792,646

Investments Valued at net asset value (“NAV”)(b)				1,038,577,257

Total Investments				$1,235,369,903

Derivative Financial Instruments(c)
Assets:
Interest rate contracts	$150,487	$—	$—	$150,487
Liabilities:
Equity contracts	(1,131,168)	—	—	(1,131,168)
Interest rate contracts	(331,001)	—	—	(331,001)

	$(1,311,682)	$—	$—	$(1,311,682)

(a)	See above Schedule of Investments for values in each security type.
(b)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

FUND SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities

September 30, 2019

BlackRock Balanced Capital Fund, Inc.

ASSETS
Investments at value — affiliated (cost — $1,165,851,508)	$1,235,369,903
Cash pledged for futures contracts	6,114,991
Receivables:
Capital shares sold	2,210,756
Dividends — affiliated	252,898
Variation margin on futures contracts	654,150
Prepaid expenses	69,902

Total assets	1,244,672,600

LIABILITIES
Payables:
Board realignment and consolidation	8,465
Capital shares redeemed	1,514,605
Investment advisory fees	176,832
Officer’s fees	2,531
Other accrued expenses	125,646
Other affiliates	21,081
Service and distribution fees	228,259
Transfer agent fees	214,528
Variation margin on futures contracts	49,366

Total liabilities	2,341,313

NET ASSETS	$1,242,331,287

NET ASSETS CONSIST OF
Paid-in capital	$1,108,917,845
Accumulated earnings	133,413,442

NET ASSETS	$1,242,331,287

NET ASSET VALUE
Institutional — Based on net assets of $488,104,829 and 20,930,054 shares outstanding, 400 million shares authorized, $0.10 par value	$23.32

Investor A — Based on net assets of $594,908,647 and 25,618,520 shares outstanding, 200 million shares authorized, $0.10 par value	$23.22

Investor C — Based on net assets of $125,583,658 and 6,279,680 shares outstanding, 200 million shares authorized, $0.10 par value	$20.00

Class K — Based on net assets of $21,901,094 and 939,098 shares outstanding, 2 billion shares authorized, $0.10 par value	$23.32

Class R — Based on net assets of $11,833,059 and 556,205 shares outstanding, 500 million shares authorized, $0.10 par value	$21.27

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended September 30, 2019

BlackRock Balanced Capital Fund, Inc.

INVESTMENT INCOME
Dividends — affiliated	$3,395,752
Other income	66,924
Net investment income allocated from the affiliated Master Portfolios:
Interest — unaffiliated	13,359,218
Dividends — unaffiliated	12,341,781
Dividends — affiliated	550,648
Securities lending income — affiliated — net	39,670
Foreign taxes withheld	(15,856)
Total expenses	(3,008,856)
Fees waived	44,692

Total investment income	26,773,973

FUND EXPENSES
Investment advisory	4,819,520
Service and distribution — class specific	2,568,151
Transfer agent — class specific	1,042,526
Registration	114,295
Professional	87,134
Printing	59,362
Officer	22,837
Offering	12,839
Custodian	12,697
Board realignment and consolidation	11,556
Accounting services	6,796
Miscellaneous	27,141

Total expenses	8,784,854
Less fees waived and/or reimbursed by the Manager	(3,055,093)

Total expenses after fees waived and/or reimbursed	5,729,761

Net investment income	21,044,212

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(445,213)
Capital gain distributions from investment companies — affiliated	4,045
Foreign currency translations	13,436
Forward foreign currency exchange contracts	(2,439,295)
Futures contracts	21,181,721
Net realized gain from investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts, options written and swaps allocated from the affiliated Master Portfolios	28,644,799

46,959,493

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	2,904,703
Futures contracts	(6,087,447)
Forward foreign currency exchange contracts	142,565
Foreign currency translations	27,095
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options written, swaps and unfunded floating rate loan interests allocated from the affiliated Master Portfolios	(5,581,103)

(8,594,187)

Net realized and unrealized gain	38,365,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,409,518

See notes to financial statements.

FUND FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets

	BlackRock Balanced Capital Fund, Inc.
	Year Ended September 30,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,044,212	$18,133,499
Net realized gain	46,959,493	68,914,362
Net change in unrealized appreciation (depreciation)	(8,594,187)	12,997,339

Net increase in net assets resulting from operations	59,409,518	100,045,200

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(30,083,390)	(71,640,229)
Investor A	(35,699,715)	(89,456,015)
Investor B	—	(5,569)
Investor C	(7,198,305)	(19,066,740)
Class K	(754,289)	(77,270)
Class R	(973,829)	(2,843,013)

Decrease in net assets resulting from distributions to shareholders	(74,709,528)	(183,088,836)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	175,017,391	113,852,254

NET ASSETS
Total increase in net assets	159,717,381	30,808,618
Beginning of year	1,082,613,906	1,051,805,288

End of year	$1,242,331,287	$1,082,613,906

(a)	Distributions for annual periods determined in accordance with federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc.
	Institutional
	Year Ended September 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$23.95	$26.09	$23.86		$23.09		$26.07

Net investment income(a)	0.48	0.47	0.41		0.38		0.37
Net realized and unrealized gain (loss)	0.52	1.89	3.01		1.64		(0.03)

Net increase from investment operations	1.00	2.36	3.42		2.02		0.34

Distributions:(b)
From net investment income	(0.41)	(0.47)	(0.40)		(0.41)		(0.43)
From net realized gain	(1.22)	(4.03)	(0.79)		(0.84)		(2.89)

Total distributions	(1.63)	(4.50)	(1.19)		(1.25)		(3.32)

Net asset value, end of year	$23.32	$23.95	$26.09		$23.86		$23.09

Total Return(c)
Based on net asset value	5.16%	10.14%	14.83	%(d)	8.93	%(d)	0.82%

Ratios to Average Net Assets(e)
Total expenses(f)	0.80%	0.91%	0.93%		0.94%		0.92%

Total expenses after fees waived and/or reimbursed(f)	0.53%	0.62%	0.62%		0.63%		0.59%

Net investment income(f)	2.11%	1.97%	1.67%		1.64%		1.52%

Supplemental Data
Net assets, end of year (000)	$488,105	$427,511	$395,850		$348,430		$341,225

Portfolio turnover rate of the Fund(g)	4%	140%	109%		—		—

Portfolio turnover rate of the Master Total Return Portfolio(h)	574%	734%	806%		841%		1,015%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	151%	148%	130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—

(g)	Excludes transactions in the Master Portfolios.
(h)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding mortgage dollar roll transactions)	241%	350%	540%	598%	725%

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)
	Investor A
	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$23.86		$26.00		$23.78		$23.03		$26.00

Net investment income(a)	0.41		0.40		0.34		0.31		0.30
Net realized and unrealized gain (loss)	0.52		1.89		3.01		1.62		(0.02)

Net increase from investment operations	0.93		2.29		3.35		1.93		0.28

Distributions:(b)
From net investment income	(0.35)		(0.40)		(0.34)		(0.34)		(0.36)
From net realized gain	(1.22)		(4.03)		(0.79)		(0.84)		(2.89)

Total distributions	(1.57)		(4.43)		(1.13)		(1.18)		(3.25)

Net asset value, end of year	$23.22		$23.86		$26.00		$23.78		$23.03

Total Return(c)
Based on net asset value	4.84%		9.86%		14.52	%(d)	8.57	%(d)	0.57%

Ratios to Average Net Assets
Total expenses(e)	1.07	%(f)	1.20	%(g)	1.21	%(g)	1.22	%(g)	1.20	%(g)

Total expenses after fees waived and/or reimbursed(e)	0.80	%(f)	0.91	%(g)	0.90	%(g)	0.91	%(g)	0.88	%(g)

Net investment income(e)	1.83	%(f)	1.68	%(g)	1.38	%(g)	1.35	%(g)	1.23	%(g)

Supplemental Data
Net assets, end of year (000)	$594,909		$528,701		$535,542		$491,889		$461,642

Portfolio turnover rate of the Fund(h)	4%		140%		109%		—		—

Portfolio turnover rate of the Master Total Return Portfolio(i)	574%		734%		806%		841%		1,015%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	151%		148%		130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—

(f)  Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.

(g) Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h) Excludes transactions in the Master Portfolios.

(i)  Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding mortgage dollar roll transactions)	241%	350%	540%	598%	725%

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)
	Investor C
	Year Ended September 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$20.79	$23.21	$21.34		$20.80		$23.80

Net investment income(a)	0.21	0.19	0.14		0.12		0.10
Net realized and unrealized gain (loss)	0.43	1.67	2.68		1.47		(0.01)

Net increase from investment operations	0.64	1.86	2.82		1.59		0.09

Distributions:(b)
From net investment income	(0.21)	(0.25)	(0.16)		(0.21)		(0.20)
From net realized gain	(1.22)	(4.03)	(0.79)		(0.84)		(2.89)

Total distributions	(1.43)	(4.28)	(0.95)		(1.05)		(3.09)

Net asset value, end of year	$20.00	$20.79	$23.21		$21.34		$20.80

Total Return(c)
Based on net asset value	4.09%	9.03%	13.62	%(d)	7.78	%(d)	(0.21)%

Ratios to Average Net Assets(e)
Total expenses(f)	1.83%	1.95%	1.97%		1.98%		1.97%

Total expenses after fees waived and/or reimbursed(f)	1.56%	1.66%	1.66%		1.67%		1.65%

Net investment income(f)	1.07%	0.93%	0.63%		0.60%		0.47%

Supplemental Data
Net assets, end of year (000)	$125,584	$103,756	$104,113		$117,651		$86,397

Portfolio turnover rate of the Fund(g)	4%	140%	109%		—		—

Portfolio turnover rate of the Master Total Return Portfolio(h)	574%	734%	806%		841%		1,015%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	151%	148%	130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—

(g) Excludes transactions in the Master Portfolios. (h) Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding mortgage dollar roll transactions)	241%	350%	540%	598%	725%

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)
	Class K
	Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$23.95	$23.61

Net investment income(b)	0.49	0.33
Net realized and unrealized gain	0.52	0.25

Net increase from investment operations	1.01	0.58

Distributions:(c)
From net investment income	(0.42)	(0.24)
From net realized gain	(1.22)	—

Total distributions	(1.64)	(0.24)

Net asset value, end of period	$23.32	$23.95

Total Return(d)
Based on net asset value	5.23%	2.46	%(e)

Ratios to Average Net Assets(f)
Total expenses(g)	0.73%	0.81	%(h)

Total expenses after fees waived and/or reimbursed(g)	0.46%	0.51	%(h)

Net investment income(g)	2.15%	2.07	%(h)

Supplemental Data
Net assets, end of period (000)	$21,901	$8,283

Portfolio turnover rate of the Fund(i)	4%	140	%(j)

Portfolio turnover rate of the Master Total Return Portfolio(k)	574%	734	%(j)

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	151%	148	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18
Investments in underlying funds	0.02%	0.01%

(h)	Annualized.
(i)	Excludes transactions in the Master Portfolios.
(j)	Portfolio turnover rate is representative of the Fund for the entire year.
(k)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18
Portfolio turnover rate (excluding mortgage dollar roll transactions)	241%	350	%(j)

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)
	Class R
	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$22.00		$24.30		$22.31		$21.70		$24.68

Net investment income(a)	0.31		0.29		0.24		0.22		0.21
Net realized and unrealized gain (loss)	0.46		1.77		2.81		1.52		(0.02)

Net increase from investment operations	0.77		2.06		3.05		1.74		0.19

Distributions:(b)
From net investment income	(0.28)		(0.33)		(0.27)		(0.29)		(0.28)
From net realized gain	(1.22)		(4.03)		(0.79)		(0.84)		(2.89)

Total distributions	(1.50)		(4.36)		(1.06)		(1.13)		(3.17)

Net asset value, end of year	$21.27		$22.00		$24.30		$22.31		$21.70

Total Return(c)
Based on net asset value	4.47%		9.51%		14.11	%(d)	8.15	%(d)	0.23%

Ratios to Average Net Assets
Total expenses(e)	1.41	%(f)	1.55	%(g)	1.56	%(g)	1.58	%(g)	1.53	%(g)

Total expenses after fees waived and/or reimbursed(e)	1.14	%(f)	1.26	%(g)	1.25	%(g)	1.27	%(g)	1.21	%(g)

Net investment income(e)	1.50	%(f)	1.33	%(g)	1.04	%(g)	0.99	%(g)	0.91	%(g)

Supplemental Data
Net assets, end of year (000)	$11,833		$14,363		$16,257		$12,731		$10,448

Portfolio turnover rate of the Fund(h)	4%		140%		109%		—		—

Portfolio turnover rate of the Master Total Return Portfolio(i)	574%		734%		806%		841%		1,015%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	151%		148%		130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	—

(f)	Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(g)	Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(h)	Excludes transactions in the Master Portfolios.
(i)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding mortgage dollar roll transactions)	241%	350%	540%	598%	725%

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements	BlackRock Balanced Capital Fund, Inc.

1.	ORGANIZATION

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing directly in equity and fixed-income securities, indirectly through one or more funds that invest in such securities, or in a combination of securities and funds. The Fund intends to invest a significant portion of its fixed-income assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed-income portion of the Fund. The Fund intends to invest a significant portion of its equity assets in Master Advantage Large Cap Core Portfolio (the “Master Advantage Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio, both affiliates of the Fund, are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The performance of the Fund is directly affected by the performance of the Master Portfolios as well as the Fund’s direct investments. At September 30, 2019, the percentages of Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund were 18.8% and 2.5%, respectively. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan). The Board of Directors of the Fund and Boards of Directors of the Master Portfolios are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Contributions to and withdrawals from the Master Portfolios are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Master Total Return Portfolio’s investment in BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year. Effective November 30, 2018, the Fund, through the Master Total Return Portfolio, no longer invests in the Subsidiary.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

The Fund records its proportionate investment in Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio at fair value, which is based upon its pro rata ownership in the net assets of Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based

FUND NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2019, certain investments of the Fund were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $250 million	0.500%
$250 million — $ 300 million	0.450
$300 million — $ 400 million	0.425
Greater than $400 million	0.400

The Fund also pays an investment advisory fee to the Manager, which is the investment adviser of Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R

Distribution Fee	—%	0.75%	0.25%
Service Fee	0.25	0.25	0.25

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total

$1,360,894	$1,141,689	$65,568	$2,568,151

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$3
Investor A	33

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total

$12,599	$19,858	$7,767	$45	$92	$40,361

For the year ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total

$339,466	$551,641	$124,519	$1,754	$25,146	$1,042,526

Other Fees: For the year ended September 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $51,043.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fee by the amount of any management fees the Fund pays indirectly through its investments in the Master Portfolios. For the year ended September 30, 2019, the Manager waived $2,818,882, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2019, the amount waived and/or reimbursed was $72,479.

With the exception of the Fund’s investment in the Master Portfolios, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2019, the Manager waived $163,732 in investment advisory fees pursuant to this arrangement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended September 30, 2019, purchases and sales of investments, excluding short-term securities, were $1,593,763 and $23,635,519, respectively.

FUND NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the use of equalization, non-deductible expenses and the timing and recognition of partnership income were reclassified to the following accounts:

Paid-in capital	$4,249,706
Accumulated earnings	(4,249,706)

The tax character of distributions paid was as follows:

	09/30/19(a)	09/30/18(a)

Ordinary income	$47,757,929	$37,406,080
Long-term capital gains	30,526,391	149,507,836

	$78,284,320	$186,913,916

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$20,365,629
Undistributed long-term capital gains	25,482,975
Net unrealized gains(a)	87,564,838

$133,413,442

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts.

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,147,805,065

Gross unrealized appreciation	$89,027,007
Gross unrealized depreciation	(1,462,169)

Net unrealized appreciation	$87,564,838

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/19		Year Ended 09/30/18

	Shares	Amount	Shares	Amount

Institutional
Shares sold	5,820,817	$130,370,585	3,891,977	$94,491,584
Shares issued to shareholders in reinvestment of distributions	1,219,382	25,012,438	2,640,420	60,106,609
Shares redeemed	(3,961,435)	(88,163,064)	(3,856,251)	(91,017,804)

Net increase	3,078,764	$67,219,959	2,676,146	$63,580,389

Investor A
Shares issued from conversion(a)	—	$—	1,596	$36,159
Shares sold and automatic conversion of shares	6,774,720	150,706,896	2,360,083	56,218,978
Shares issued to shareholders in reinvestment of distributions	1,597,323	32,556,063	3,515,858	79,773,902
Shares redeemed	(4,916,166)	(109,427,242)	(4,314,897)	(103,010,637)

Net increase	3,455,877	$73,835,717	1,562,640	$33,018,402

FUND NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

	Year Ended 09/30/19		Year Ended 09/30/18
	Shares	Amount	Shares	Amount

Investor B
Shares sold	—	$—	10	$201
Shares issued to shareholders in reinvestment of distributions	—	—	244	5,333
Shares converted(a)	—	—	(1,660)	(36,159)
Shares redeemed and automatic conversion of shares	—	—	(343)	(8,215)

Net decrease	—	$—	(1,749)	$(38,840)

Investor C
Shares sold	3,299,069	$62,360,336	1,316,679	$27,565,575
Shares issued to shareholders in reinvestment of distributions	395,079	6,937,273	917,398	18,192,068
Shares redeemed and automatic conversion of shares	(2,405,162)	(46,470,773)	(1,728,930)	(35,893,373)

Net increase	1,288,986	$22,826,836	505,147	$9,864,270

			Period from 01/25/18(b) to 09/30/18

Class K
Shares sold	714,094	$15,979,217	392,363	$9,021,637
Shares issued to shareholders in reinvestment of distributions	35,661	740,292	3,222	75,278
Shares redeemed	(156,556)	(3,482,997)	(49,686)	(1,168,163)

Net increase	593,199	$13,236,512	345,899	$7,928,752

			Year Ended 09/30/18

Class R
Shares sold	112,460	$2,319,013	105,339	$2,326,671
Shares issued to shareholders in reinvestment of distributions	52,310	973,829	135,698	2,843,013
Shares redeemed	(261,538)	(5,394,475)	(256,925)	(5,670,403)

Net decrease	(96,768)	$(2,101,633)	(15,888)	$(500,719)

Total Net Increase	8,320,058	$175,017,391	5,072,195	$113,852,254

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.
(b)	Commencement of operations.

As of September 30, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 8,471 Class K Shares of the Fund.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain

Institutional	$7,864,574	$63,775,655
Investor A	8,476,532	80,979,483
Investor B	—	5,569
Investor C	1,161,720	17,905,020
Class K	77,270	—
Class R	219,925	2,623,088

Undistributed net investment income as of September 30, 2018 was $4,320,444.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Balanced Capital Fund, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended September 30, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates
	12/21/18	07/19/19
Qualified Dividend Income for Individuals(a)	24.90%	28.44%
Qualified Business Income(a)	—	1.74
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	30.33	30.33
Federal Obligation Interest(b)	2.32	2.32
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(c)	76.76	45.02

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.603194 per share to shareholders of record on December 19, 2018.

IMPORTANT TAX INFORMATION	27

Director and Officer Information of the Fund

Independent Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 179 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 179 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 179 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 179 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 179 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 179 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 179 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information of the Fund  (continued)

Independent Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 179 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	37 RICs consisting of 179 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 179 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 179 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 179 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 179 Portfolios	None

DIRECTOR AND OFFICER INFORMATION OF THE FUND	29

Director and Officer Information of the Fund  (continued)

Interested Directors (a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None
John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information of the Fund  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Fund.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Fund.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION OF THE FUND	31

Portfolio Information as of September 30, 2019	Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	4%
Apple Inc.	4
Amazon.com, Inc.	3
Berkshire Hathaway, Inc., Class B	2
Mastercard, Inc., Class A	2
Johnson & Johnson	2
Facebook, Inc., Class A	2
Lockheed Martin Corp.	2
Gilead Sciences, Inc.	1
Alphabet, Inc., Class C	1

(a)	Excludes Short-Term Investments

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	23%
Financials	14
Health Care	13
Industrials	11
Consumer Discretionary	10
Communication Services	9
Consumer Staples	7
Utilities	4
Energy	3
Real Estate	3
Materials	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments September 30, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.2%

Aerospace & Defense — 2.9%
Boeing Co.	23,129	$8,799,891
HEICO Corp.	11,760	1,468,589
HEICO Corp., Class A	4,677	455,119
L3Harris Technologies, Inc.	9,075	1,893,408
Lockheed Martin Corp.	131,625	51,341,648
Northrop Grumman Corp.	30,569	11,456,956
Parsons Corp.	17,383	573,291
Raytheon Co.	69,425	13,620,491
Teledyne Technologies, Inc.	31,756	10,225,114

		99,834,507

Air Freight & Logistics — 0.3%
CH Robinson Worldwide, Inc.	128,969	10,933,992

Airlines — 0.1%
Alaska Air Group, Inc.	33,183	2,153,909

Auto Components — 0.2%
Dana, Inc.	147,933	2,136,153
Goodyear Tire & Rubber Co.	223,855	3,224,631

		5,360,784

Automobiles — 0.4%
Ford Motor Co.	1,011,903	9,269,031
Tesla, Inc.	12,784	3,079,282

		12,348,313

Banks — 3.9%
Bank of America Corp.	857,821	25,022,639
Citigroup, Inc.	6,968	481,349
Citizens Financial Group, Inc.	526,992	18,639,707
Comerica, Inc.	9,017	595,032
Cullen/Frost Bankers, Inc.	32,806	2,904,971
East West Bancorp, Inc.	99,086	4,388,519
First Hawaiian, Inc.	30,964	826,739
First Horizon National Corp.	50,151	812,446
JPMorgan Chase & Co.	371,492	43,720,893
PNC Financial Services Group, Inc.	8,831	1,237,753
SunTrust Banks, Inc.	9,521	655,045
Texas Capital Bancshares, Inc.	6,561	358,559
U.S. Bancorp	52,773	2,920,458
Wells Fargo & Co.	384,437	19,391,002
Western Alliance Bancorp	249,861	11,513,595
Zions Bancorp NA	10,301	458,601

		133,927,308

Beverages — 1.2%
Molson Coors Brewing Co., Class B	21,749	1,250,567
Monster Beverage Corp.(a)	157,730	9,157,804
PepsiCo, Inc.	223,955	30,704,230

		41,112,601

Biotechnology — 3.5%
AbbVie, Inc.	293,866	22,251,534
Amgen, Inc.	72,759	14,079,594
Biogen, Inc.	37,411	8,710,029
Celgene Corp.(a)	87,940	8,732,442
Gilead Sciences, Inc.	756,616	47,954,322
Incyte Corp.	4,887	362,762
Regeneron Pharmaceuticals, Inc.(a)	47,424	13,155,418
Vertex Pharmaceuticals, Inc.(a)	35,309	5,982,051

		121,228,152

Building Products — 0.8%
Allegion PLC	258,244	26,766,991
Resideo Technologies, Inc.(b)	90,065	1,292,433

		28,059,424

Capital Markets — 2.3%
Charles Schwab Corp.	350,698	14,669,697
CME Group, Inc.	58,650	12,395,091

Security	Shares	Value

Capital Markets (continued)
Evercore, Inc., Class A	27,564	$2,207,876
FactSet Research Systems, Inc.	11,372	2,763,055
Intercontinental Exchange, Inc.	147,422	13,602,628
Morgan Stanley	489,624	20,892,256
TD Ameritrade Holding Corp.	275,277	12,855,436

		79,386,039

Chemicals — 1.3%
Air Products & Chemicals, Inc.	114,742	25,456,660
CF Industries Holdings, Inc.	6,558	322,654
Ecolab, Inc.	63,025	12,481,471
LyondellBasell Industries NV, Class A	70,939	6,346,912

		44,607,697

Commercial Services & Supplies — 0.2%
ADT, Inc.(b)	152,686	957,341
Waste Management, Inc.	42,058	4,836,670

		5,794,011

Communications Equipment — 1.2%
Ciena Corp.(a)	107,008	4,197,924
Cisco Systems, Inc.	774,029	38,244,773
InterDigital, Inc.	9	472

		42,443,169

Construction & Engineering — 0.2%
AECOM	15,214	571,438
Fluor Corp.	89,460	1,711,370
MasTec, Inc.	61,141	3,969,885

		6,252,693

Consumer Finance — 1.8%
Ally Financial, Inc.	191,847	6,361,647
American Express Co.	284,310	33,628,187
Capital One Financial Corp.	123,736	11,257,501
Discover Financial Services	139,006	11,271,997

		62,519,332

Containers & Packaging — 0.4%
Westrock Co.	342,398	12,480,407

Diversified Consumer Services — 0.1%
frontdoor, Inc.	50,843	2,469,445
H&R Block, Inc.	88,626	2,093,346

		4,562,791

Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B(a)	350,299	72,869,198

Diversified Telecommunication Services — 1.8%
AT&T Inc.	493,557	18,676,197
CenturyLink, Inc.	259,935	3,243,989
Verizon Communications, Inc.	685,429	41,372,494

		63,292,680

Electric Utilities — 1.9%
Alliant Energy Corp.	64,395	3,472,822
IDACORP, Inc.	93,181	10,498,703
OGE Energy Corp.	126,257	5,729,543
Pinnacle West Capital Corp.	145,479	14,121,647
Xcel Energy, Inc.	501,829	32,563,684

		66,386,399

Electrical Equipment — 0.9%
AMETEK, Inc.	180,002	16,527,784
Generac Holdings, Inc.(a)	122,068	9,562,807
Hubbell, Inc.	44,757	5,881,070

		31,971,661

Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	61,867	7,624,489

PORTFOLIO SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
National Instruments Corp.	426,462	$17,907,139

		25,531,628

Energy Equipment & Services — 0.2%
Halliburton Co.	69,684	1,313,543
Patterson-UTI Energy, Inc.	182,664	1,561,777
Transocean Ltd.	816,561	3,650,028

		6,525,348

Entertainment — 1.2%
Electronic Arts, Inc.	32,509	3,180,030
Live Nation Entertainment, Inc.	50,166	3,328,012
Netflix, Inc.(a)	36,515	9,772,144
Spotify Technology SA	21,750	2,479,500
Take-Two Interactive Software, Inc.	14,334	1,796,624
Viacom, Inc., Class A	1,651	43,355
Viacom, Inc., Class B	446,506	10,729,539
Walt Disney Co.	32,699	4,261,334
Zynga, Inc., Class A(a)	779,891	4,538,966

		40,129,504

Equity Real Estate Investment Trusts (REITs) — 3.4%
American Tower Corp.	9,838	2,175,477
Boston Properties, Inc.	17,312	2,244,674
Host Hotels & Resorts, Inc.	122,648	2,120,584
Invitation Homes, Inc.	305,710	9,052,073
Outfront Media, Inc.	425,835	11,829,696
Park Hotels & Resorts, Inc.	520,808	13,004,576
Prologis, Inc.	405,737	34,576,907
RLJ Lodging Trust	424,761	7,216,689
SBA Communications Corp.	36,209	8,731,800
Simon Property Group, Inc.	183,089	28,497,803

		119,450,279

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	70,454	20,298,502
Performance Food Group Co.(a)	267,384	12,302,338
Walmart, Inc.	198,802	23,593,821

		56,194,661

Food Products — 1.4%
General Mills, Inc.	357,960	19,730,755
Hershey Co.	181,523	28,134,250

		47,865,005

Gas Utilities — 0.3%
Southwest Gas Holdings, Inc.	114,171	10,394,128

Health Care Equipment & Supplies — 2.3%
Danaher Corp.	156,736	22,637,380
Hologic, Inc.	129,021	6,514,270
IDEXX Laboratories, Inc.	13,013	3,538,625
Medtronic PLC	141,278	15,345,616
Penumbra, Inc.	7,635	1,026,831
Stryker Corp.	136,427	29,509,160

		78,571,882

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	141,911	11,683,533
Anthem, Inc.	100,479	24,125,008
Chemed Corp.	6,878	2,872,046
Cigna Corp.	83,218	12,631,660
CVS Health Corp.	344,812	21,747,293
UnitedHealth Group, Inc.	98,372	21,378,203
WellCare Health Plans, Inc.	5,561	1,441,244

		95,878,987

Health Care Technology — 0.6%
Veeva Systems, Inc., Class A(a)	145,752	22,254,873

Hotels, Restaurants & Leisure — 2.4%
Boyd Gaming Corp.	52,394	1,254,836

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	249,304	$29,472,719
Domino’s Pizza, Inc.	19,804	4,843,860
Extended Stay America, Inc.	585,544	8,572,364
International Game Technology PLC	64,971	923,238
Las Vegas Sands Corp.	84,428	4,876,561
McDonald’s Corp.	87,616	18,812,031
Penn National Gaming, Inc.	75,666	1,409,279
Planet Fitness, Inc., Class A	43,028	2,490,030
Royal Caribbean Cruises Ltd.	65,827	7,131,039
Six Flags Entertainment Corp.	8,503	431,867
Texas Roadhouse, Inc.	45,008	2,363,820
Yum! Brands, Inc.	22,056	2,501,812

		85,083,456

Household Durables — 0.2%
DR Horton, Inc.	122,148	6,438,421

Household Products — 1.4%
Church & Dwight Co., Inc.	256,042	19,264,600
Kimberly-Clark Corp.	60,121	8,540,188
Procter & Gamble Co.	155,134	19,295,567

		47,100,355

Industrial Conglomerates — 0.9%
Honeywell International, Inc.	120,915	20,458,818
Roper Technologies, Inc.	33,064	11,790,622

		32,249,440

Insurance — 3.5%
Aflac, Inc.	16,040	839,213
Allstate Corp.	146,025	15,869,997
American Financial Group, Inc.	5,089	548,849
Arthur J. Gallagher & Co.	122,895	11,007,705
Brown & Brown, Inc.	51,666	1,863,076
Cincinnati Financial Corp.	59,209	6,907,914
First American Financial Corp.	262,262	15,476,081
Globe Life, Inc.	105,851	10,136,292
Lincoln National Corp.	114,962	6,934,508
Mercury General Corp.	5,966	333,380
MetLife, Inc.	83,267	3,926,872
Progressive Corp.	28,250	2,182,312
Prudential Financial, Inc.	339,897	30,573,735
Travelers Cos., Inc.	63,771	9,482,110
Unum Group	126,111	3,748,019
WR Berkley Corp.	39,657	2,864,425

		122,694,488

Interactive Media & Services — 4.1%
Alphabet, Inc., Class A(a)	22,476	27,446,343
Alphabet, Inc., Class C(a)	38,008	46,331,752
Facebook, Inc., Class A(a)	342,306	60,957,852
Match Group, Inc.	12,133	866,782
Pinterest, Inc., Class A(b)	149,530	3,955,068
Yelp, Inc.	80,130	2,784,517

		142,342,314

Internet & Direct Marketing Retail — 3.4%
Amazon.com, Inc.(a)	67,487	117,151,358
Etsy, Inc.	14,374	812,131

		117,963,489

IT Services — 5.8%
Accenture PLC, Class A	34,277	6,593,181
Amdocs Ltd.	157,913	10,439,628
Automatic Data Processing, Inc.	240,492	38,820,219
Booz Allen Hamilton Holding Corp.	61,744	4,385,059
Fidelity National Information Services, Inc.	15,619	2,073,578
GoDaddy, Inc., Class A(a)	177,520	11,712,770
International Business Machines Corp.	3,289	478,286
Mastercard, Inc., Class A	252,458	68,560,019
Paychex, Inc.	326,601	27,032,765

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Square, Inc., Class A(a)	75,137	$4,654,737
Visa, Inc., Class A	160,767	27,653,532

		202,403,774

Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc.	4,673	1,361,105

Machinery — 2.6%
Crane Co.	156,455	12,614,967
Cummins, Inc.	20,927	3,404,195
IDEX Corp.	38,701	6,342,320
Ingersoll-Rand PLC	21,672	2,670,207
Oshkosh Corp.	167,860	12,723,788
PACCAR, Inc.	601,196	42,089,732
Parker-Hannifin Corp.	34,133	6,164,761
Snap-on, Inc.	37,389	5,852,874

		91,862,844

Media — 1.8%
AMC Networks, Inc., Class A(a)	116,003	5,702,707
Comcast Corp., Class A	424,845	19,152,013
Discovery, Inc., Class A	12,342	328,667
Interpublic Group of Cos., Inc.	1,321,088	28,482,657
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	10,502	436,568
Sinclair Broadcast Group, Inc., Class A	88,434	3,779,669
Sirius XM Holdings, Inc.	671,901	4,202,741

		62,085,022

Metals & Mining — 0.2%
Alcoa Corp.	148,848	2,987,379
Freeport-McMoRan, Inc.	265,588	2,541,677

		5,529,056

Multiline Retail — 0.5%
Dollar General Corp.	71,406	11,349,270
Target Corp.	66,094	7,066,110

		18,415,380

Multi-Utilities — 1.1%
Avista Corp.	41,044	1,988,171
Consolidated Edison, Inc.	209,573	19,798,361
DTE Energy Co.	112,857	15,005,467

		36,791,999

Oil, Gas & Consumable Fuels — 3.4%
Chevron Corp.	106,438	12,623,547
ConocoPhillips	415,488	23,674,506
Continental Resources, Inc.	77,463	2,385,086
EOG Resources, Inc.	168,798	12,528,188
Exxon Mobil Corp.	455,601	32,169,987
Marathon Petroleum Corp.	59,632	3,622,644
Phillips 66	87,356	8,945,254
Suncor Energy, Inc.	198,022	6,253,535
Valero Energy Corp.	80,828	6,889,779
Williams Cos., Inc.	330,207	7,944,780

		117,037,306

Paper & Forest Products — 0.1%
Domtar Corp.	107,154	3,837,185

Personal Products — 0.4%
Estee Lauder Cos., Inc., Class A	74,521	14,825,953

Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	460,163	23,334,866
Eli Lilly & Co.	29,329	3,279,862
Johnson & Johnson	486,133	62,895,888
Merck & Co., Inc.	326,104	27,451,435
Pfizer, Inc.	283,760	10,195,497
Zoetis, Inc.	150,031	18,692,362

		145,849,910

Security	Shares	Value

Professional Services — 0.8%
CoStar Group, Inc.	20,151	$11,953,573
FTI Consulting, Inc.	7,259	769,381
Insperity, Inc.	65,310	6,440,872
Robert Half International, Inc.	118,296	6,584,355
TriNet Group, Inc.	48,894	3,040,718

		28,788,899

Road & Rail — 0.5%
CSX Corp.	12,799	886,587
Landstar System, Inc.	74,546	8,392,389
Lyft, Inc., Class A(a)	106,550	4,351,502
Ryder System, Inc.	31,683	1,640,229
Uber Technologies, Inc.(b)	103,570	3,155,778

		18,426,485

Semiconductors & Semiconductor Equipment — 3.6%
Applied Materials, Inc.	402,563	20,087,894
Broadcom, Inc.	16,584	4,578,345
Cirrus Logic, Inc.(a)	137,455	7,364,839
Cypress Semiconductor Corp.	45,473	1,061,340
Intel Corp.	493,384	25,424,078
Lam Research Corp.	16,376	3,784,657
NVIDIA Corp.	161,526	28,116,831
QUALCOMM, Inc.	96,862	7,388,633
Texas Instruments, Inc.	193,524	25,011,042
Xilinx, Inc.	12,266	1,176,309

		123,993,968

Software — 7.3%
Adobe, Inc.(a)	106,813	29,507,091
Dropbox, Inc., Class A(a)	100,718	2,031,482
Intuit, Inc.	63,461	16,876,818
Manhattan Associates, Inc.	16,434	1,325,731
Microsoft Corp.	970,152	134,880,233
Oracle Corp.	93,582	5,149,817
Paylocity Holding Corp.	25,024	2,441,842
salesforce.com, Inc.(a)	241,105	35,789,626
ServiceNow, Inc.(a)	86,820	22,039,257
Workday, Inc., Class A	12,842	2,182,626

		252,224,523

Specialty Retail — 1.6%
AutoZone, Inc.	7,846	8,509,929
Home Depot, Inc.	157,141	36,459,855
Ross Stores, Inc.	83,610	9,184,558
Tractor Supply Co.	13,518	1,222,568

		55,376,910

Technology Hardware, Storage & Peripherals — 4.1%
Apple Inc.	579,662	129,826,898
HP Inc.	632,632	11,969,397
NetApp, Inc.	23,009	1,208,203
Pure Storage, Inc., Class A(b)	56,707	960,617

		143,965,115

Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica, Inc.(a)	88,652	17,068,170
NIKE, Inc., Class B	98,468	9,248,115

		26,316,285

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	30,690	1,462,992
LendingTree, Inc.	1,243	385,864
MGIC Investment Corp.	149,374	1,879,125

		3,727,981

Tobacco — 0.7%
Altria Group, Inc.	333,731	13,649,598
Philip Morris International, Inc.	121,554	9,229,595

		22,879,193

PORTFOLIO SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 0.3%
GATX Corp.	142,600	$11,055,778

Water Utilities — 1.1%
American Water Works Co., Inc.	316,315	39,295,812

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	313,382	8,085,256
United States Cellular Corp.	83,244	3,128,310

		11,213,566

Total Long-Term Investments — 99.2% (Cost: $3,034,476,625)		3,441,457,374

Security		Shares	Value

Short-Term Securities — 1.4%

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(c)(e)		38,261,121	$38,261,121

SL Liquidity Series, LLC, Money Market Series, 2.13%(c)(d)(e)		9,759,892	9,761,844

Total Money Market Funds — 1.4% (Cost: $48,022,773)			48,022,965

		Par (000)

Time Deposits — 0.0%

United States — 0.0%
Citibank, New York, 1.90%, 10/01/19	USD	381	381,055

Total Time Deposits — 0.0% (Cost: $381,055)			381,055

Total Short-Term Investments — 1.4% (Cost: $48,403,828)			48,404,020

Total Investments — 100.6% (Cost: $3,082,880,453)			3,489,861,394

Liabilities in Excess of Other Assets — (0.6)%			(20,624,614)

Net Assets — 100.0%			$3,469,236,780

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	30,370,653	7,890,468	38,261,121	$38,261,121	$729,151		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	9,759,892	9,759,892	9,761,844	201,481	(b)	1,305	192

				$48,022,965	$930,632		$1,305	$192

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	271	12/20/19	$40,359	$(356,818)

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Advantage Large Cap Core Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$356,818	$—	$—	$—	$356,818

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$1,925,996	$—	$—	$—	$1,925,996

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$(430,519)	$—	$—	$—	$(430,519)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$43,887,369

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments(a)	$3,441,457,374	$—	$—	$3,441,457,374
Short-Term Securities	38,261,121	381,055	—	38,642,176

Subtotal	$3,479,718,495	$381,055	$—	$3,480,099,550

Investments Valued at NAV(b)				9,761,844

Total Investments				$3,489,861,394

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(356,818)	$—	$—	$(356,818)

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

PORTFOLIO SCHEDULE OF INVESTMENTS	37

Statement of Assets and Liabilities

September 30, 2019

Master Advantage Large Cap Core Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $9,257,708) (cost — $3,034,857,680)	$3,441,838,429
Investments at value — affiliated (cost — $48,022,773)	48,022,965
Cash pledged for financial futures contracts	1,712,000
Receivables:
Investments sold	34,502,343
Securities lending income — affiliated	12,445
Dividends — affiliated	53,511
Dividends — unaffiliated	2,362,527
Variation margin on financial futures contracts	197,085
Prepaid expenses	13,546

Total assets	3,528,714,851

LIABILITIES
Cash collateral on securities loaned at value	9,759,675
Payables:
Investments purchased	36,735,782
Directors’ fees	12,907
Investment advisory fees	949,501
Other accrued expenses	166,329
Other affiliates	20,961
Withdrawals to investors	11,832,916

Total liabilities	59,478,071

NET ASSETS	$3,469,236,780

NET ASSETS CONSIST OF
Investors’ capital	$3,062,612,657
Net unrealized appreciation (depreciation)	406,624,123

NET ASSETS	$3,469,236,780

See notes to financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended September 30, 2019

Master Advantage Large Cap Core Portfolio

INVESTMENT INCOME
Dividends — affiliated	$729,151
Dividends — unaffiliated	66,394,502
Interest	32,091
Securities lending income — affiliated — net	201,481
Foreign taxes withheld	(37,996)

Total investment income	67,319,229

EXPENSES
Investment advisory	14,253,773
Accounting services	263,792
Custodian	119,070
Professional	50,459
Directors	57,259
Printing	5,717
Miscellaneous	34,215

Total expenses	14,784,285
Less fees waived and/or reimbursed by the Manager	(405,148)

Total expenses after fees waived and/or reimbursed	14,379,137

Net investment income	52,940,092

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	1,925,996
Investments — affiliated	1,305
Investments — unaffiliated	69,921,201
Foreign currency transactions	(31)

71,848,471

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	192
Investments — unaffiliated	(38,287,045)
Futures contracts	(430,519)

(38,717,372)

Net realized and unrealized gain	33,131,099

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,071,191

See notes to financial statements.

PORTFOLIO FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio
	Year Ended September 30,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$52,940,092	$40,946,243
Net realized gain	71,848,471	265,541,520
Net change in unrealized appreciation (depreciation)	(38,717,372)	128,614,300

Net increase in net assets resulting from operations	86,071,191	435,102,063

CAPITAL TRANSACTIONS
Proceeds from contributions	828,461,445	978,503,162
Value of withdrawals	(548,484,470)	(572,959,466)

Net increase in net assets derived from capital transactions	279,976,975	405,543,696

NET ASSETS
Total increase in net assets	366,048,166	840,645,759
Beginning of year	3,103,188,614	2,262,542,855

End of year	$3,469,236,780	$3,103,188,614

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	Master Advantage Large Cap Core Portfolio
	Year Ended September 30,
	2019	2018	2017		2016		2015

Total Return
Total return	1.43%	17.40%	24.06	%(a)	10.34	%(a)	(0.89)%

Ratios to Average Net Assets
Total expenses	0.44%	0.45%	0.49%		0.50%		0.50%

Total expenses after fees waived and/or reimbursed	0.43%	0.45%	0.49%		0.50%		0.50%

Net investment income	1.59%	1.47%	1.33%		1.25%		1.09%

Supplemental Data
Net assets, end of year (000)	$3,469,237	$3,103,189	$2,262,543		$2,132,705		$2,153,331

Portfolio turnover rate	151%	148%	130%		39%		41%

(a)	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.

See notes to financial statements.

PORTFOLIO FINANCIAL STATEMENTS	41

Notes to Financial Statements	Master Advantage Large Cap Core Portfolio

1.	ORGANIZATION

Master Advantage Large Cap Core Portfolio (the “Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board of BlackRock Large Cap Series Fund, Inc. and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into BlackRock Advantage Large Cap Core Fund. As a result, BlackRock Advantage Large Cap Core Fund acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of BlackRock Advantage Large Cap Core Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by BlackRock Advantage Large Cap Core Fund to the Portfolio in exchange for an investment in the Portfolio.

For financial reporting purposes, assets received and shares issued by BlackRock Advantage Large Cap Core Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Portfolio to align ongoing reporting of BlackRock Advantage Large Cap Core Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

State Farm Equity Fund	$369,010,639	$345,412,676

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Portfolio (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2019, certain investments of the Portfolio were valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively.

PORTFOLIO NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

Barclays Capital, Inc.	$786,813	$(786,813)	$—
Credit Suisse Securities (USA) LLC	2,362,400	(2,362,400)	—
Goldman Sachs & Co.	3,911,320	(3,911,320)	—
JP Morgan Securities LLC	2,197,175	(2,197,175)	—

	$9,257,708	$(9,257,708)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Portfolio is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Portfolio. Any additional required collateral is delivered to/pledged by the Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio.

For such services, the Portfolio pays the Manager a monthly fee at an annual rate equal to the average daily value of the Portfolio’s net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.45%
$1 Billion — $2 Billion	0.42
$2 Billion — $3 Billion	0.41
$3 Billion — $10 Billion	0.39
Greater than $10 Billion	0.38

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2019, the amount waived was $24,606.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Portfolio. For the year ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager has also voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees to enable the feeders that invest in the Portfolio to limit expenses, if applicable. The Manager may discontinue this voluntary waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2019, the amount waived and/or reimbursed was $380,542.

For the year ended September 30, 2019, the Portfolio reimbursed the Manager $41,081 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Portfolio retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, the Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Portfolio retained 71.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Portfolio would retain for the remainder of that calendar year 75% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2019, the Portfolio paid BIM $72,340 for securities lending agent services.

PORTFOLIO NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Portfolio’s investment policies and restrictions. The Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock portfolio may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing BlackRock portfolio may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing BlackRock portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2019, the Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the year ended September 30, 2019, purchases and sales of investments, excluding short-term securities, were $4,982,192,113 and $5,005,336,526, respectively.

8.	INCOME TAX INFORMATION

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolio as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolio’s financial statements.

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,101,718,360

Gross unrealized appreciation	$438,386,466
Gross unrealized depreciation	(50,243,432)

Net unrealized appreciation	$388,143,034

9.	BANK BORROWINGS

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2019, the Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Portfolio’s prospectus provides details of the risks to which the Portfolio is subject.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

The Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Portfolio invests.

Counterparty Credit Risk: The Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

PORTFOLIO NOTES TO FINANCIAL STATEMENTS	47

Report of Independent Registered Public Accounting Firm

To the Investors of Master Advantage Large Cap Core Portfolio and the Board of Directors of Master Large Cap Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “Fund”), including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information of Master Large Cap Series LLC

Independent Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 179 Portfolios	None
Bruce R. Bond 1946	Director (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 179 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 179 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 179 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 179 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 179 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 179 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

DIRECTOR AND OFFICER INFORMATION OF MASTER LARGE CAP SERIES LLC	49

Director and Officer Information of Master Large Cap Series LLC  (continued)

Independent Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 179 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 179 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 179 Portfolios	None
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 179 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 179 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 179 Portfolios	None

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information of Master Large Cap Series LLC  (continued)

Interested Directors (a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None
John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

DIRECTOR AND OFFICER INFORMATION OF MASTER LARGE CAP SERIES LLC	51

Director and Officer Information of Master Large Cap Series LLC  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Master LLC’s Directors and Officers is available in the Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Master LLC.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Master LLC.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information	Master Total Return Portfolio

As of September 30, 2019

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)

U.S. Government Sponsored Agency Securities	52%
Corporate Bonds	24
Asset-Backed Securities	7
U.S. Treasury Obligations	6
Non-Agency Mortgage-Backed Securities	3
Taxable Municipal Bonds	3
Foreign Government Obligations	2
Floating Rate Loan Interests	1
Foreign Agency Obligations	1
Preferred Securities	1
Common Stocks	—	(b)
Warrants	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Amount is less than 1%.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments(b)

AAA/Aaa	62%
AA/Aa	5
A	12
BBB/Baa	12
BB/Ba	2
B	1
CCC/Caa	1
CC/Ca	1
N/R(c)	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

MASTER PORTFOLIO INFORMATION	53

Schedule of Investments September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 10.3%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (1 mo. LIBOR US + 0.340%), 2.36%, 04/25/36(a)	USD	5,510	$2,978,322
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, (1 mo. LIBOR US + 0.720%), 2.74%, 12/25/33(a)		581	571,550
Series 2006-CW1, Class A2C, (1 mo. LIBOR US + 0.140%), 2.16%, 07/25/36(a)		388	329,883
Series 2007-HE4, Class A2A, (1 mo. LIBOR US + 0.130%), 2.15%, 05/25/37(a)		2,751	760,048
ACIS CLO Ltd., Series 2014-4A, Class A, (3 mo. LIBOR US + 1.420%), 3.67%, 05/01/26(a)(b)		2,009	2,011,970
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (3 mo. LIBOR US + 1.100%), 3.40%, 07/15/26(a)(b)		3,504	3,503,609
AIMCO CLO, Series 2017-AA, Class A, (3 mo. LIBOR US + 1.260%), 3.54%, 07/20/29(a)(b)		500	500,337
Ajax Mortgage Loan Trust:
Series 2017-D, Class A, 3.75%, 12/25/57(b)		10,239	10,533,933
Series 2017-D, Class B, 0.00%, 12/25/57(b)(c)(d)		1,765	794,161
Series 2018-A, Class A, 3.85%, 04/25/58(b)(c)		10,151	9,990,023
Series 2018-A, Class B, 0.00%, 04/25/58(b)(c)(d)		2,680	1,554,265
Series 2018-B, Class A, 3.75%, 02/26/57(b)(c)		5,940	5,936,898
Series 2018-B, Class B, 0.00%, 02/26/57(b)(c)		3,134	877,404
Series 2018-D, Class A, 3.75%, 08/25/58(b)(c)(d)		11,276	11,318,688
Series 2018-D, Class B, 0.00%, 08/25/58(b)(c)(d)		2,855	1,598,609
Series 2018-E, Class A, 4.38%, 06/25/58(b)(d)		4,830	4,882,113
Series 2018-E, Class B, 5.25%, 06/25/58(b)(d)		840	874,171
Series 2018-E, Class C, 0.00%, 06/25/58(b)(c)(d)		2,157	646,550
Series 2018-F, Class A, 4.38%, 11/25/58(b)(c)(d)		16,601	16,727,421
Series 2018-F, Class B, 5.25%, 11/25/58(b)(c)(d)		2,415	2,388,827
Series 2018-F, Class C, 0.00%, 11/25/58(b)(c)		5,808	2,824,864
Series 2018-G, Class A, 4.38%, 06/25/57(b)(c)(d)		14,707	14,798,535
Series 2018-G, Class B, 5.25%, 06/25/57(b)(c)(d)		2,042	2,017,904
Series 2018-G, Class C, 0.00%, 06/25/57(b)(c)		5,273	4,992,193
Series 2019-A, Class A, 3.75%, 08/25/57(b)(d)		15,712	15,696,926
Series 2019-A, Class B, 5.25%, 08/25/57(b)(c)(d)		1,720	1,695,404
Series 2019-A, Class C, 0.00%, 08/25/57(b)		4,309	3,680,971
Series 2019-B, Class A, 3.75%, 01/25/59(b)(d)		25,984	26,032,621
Series 2019-B, Class B, 5.25%, 01/25/59(b)(d)		2,845	2,789,343

Security		Par (000)	Value
Ajax Mortgage Loan Trust: (continued)
Series 2019-B, Class C, 0.00%, 01/25/59(b)(c)	USD	7,296	$5,996,131
Series 2019-C, Class A, 3.95%, 10/25/58(b)(c)(d)		7,312	7,370,995
Series 2019-E, Class A, 3.00%, 10/30/59(b)		27,810	27,717,571
Series 2019-E, Class B, 4.88%, 10/30/59(b)		2,600	2,584,004
Series 2019-E, Class C, 0.00%, 10/30/59(b)		6,670	3,024,719
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.080%), 3.36%, 10/21/28(a)(b)		3,790	3,782,247
Allegro CLO IV Ltd.:
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.150%), 3.45%, 01/15/30(a)(b)		6,640	6,640,000
Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.700%), 4.00%, 01/15/30(a)(b)		2,530	2,530,000
Allegro CLO V Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.240%), 3.56%, 10/16/30(a)(b)		1,100	1,101,006
ALM V Ltd.:
Series 2012-5A, Class A1R3, (3 mo. LIBOR US + 0.910%), 3.21%, 10/18/27(a)(b)		4,410	4,406,269
Series 2012-5A, Class A2R3, (3 mo. LIBOR US + 1.250%), 3.55%, 10/18/27(a)(b)		1,600	1,585,486
Series 2012-5A, Class BR3, (3 mo. LIBOR US + 1.650%), 3.95%, 10/18/27(a)(b)		2,140	2,107,406
ALM VI Ltd., Series 2012-6A, Class A2R3, (3 mo. LIBOR US + 1.400%), 3.70%, 07/15/26(a)(b)		1,514	1,503,348
ALM VII Ltd., Series 2012-7A, Class A1A2, (3 mo. LIBOR US + 1.170%), 3.47%, 07/15/29(a)(b)		750	750,415
ALM VII R Ltd., Series 2013-7RA, Class A1R, (3 mo. LIBOR US + 1.410%), 3.71%, 10/15/28(a)(b)		2,970	2,969,070
ALM VIII Ltd.:
Series 2013-8A, Class A1R, (3 mo. LIBOR US + 1.490%), 3.79%, 10/15/28(a)(b)		9,310	9,312,972
Series 2013-8A, Class A2R, (3 mo. LIBOR US + 1.800%), 4.10%, 10/15/28(a)(b)		600	599,204
ALM XII Ltd.:
Series 2015-12A, Class A1R2, (3 mo. LIBOR US + 0.890%), 3.21%, 04/16/27(a)(b)		1,195	1,194,426
Series 2015-12A, Class BR2, (3 mo. LIBOR US + 1.650%), 3.97%, 04/16/27(a)(b)		3,635	3,615,901
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class A2R2, (3 mo. LIBOR US + 1.500%), 3.80%, 07/15/27(a)(b)		6,284	6,264,502
Series 2015-16A, Class BR2, (3 mo. LIBOR US + 1.900%), 4.20%, 07/15/27(a)(b)		2,060	2,032,516
ALM XVIII Ltd., Series 2016-18A, Class A2R, (3 mo. LIBOR US + 1.650%), 3.95%, 01/15/28(a)(b)		750	748,088
AMMC CLO 16 Ltd., Series 2015-16A, Class BR, (3 mo. LIBOR US + 1.600%), 3.90%, 04/14/29(a)(b)		500	496,581

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (3 mo. LIBOR US + 2.800%), 5.10%, 10/15/28(a)(b)	USD	720	$721,671
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (3 mo. LIBOR US + 1.250%), 3.52%, 11/02/30(a)(b)		750	748,588
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.200%), 3.38%, 11/10/30(a)(b)		540	538,023
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (3 mo. LIBOR US + 1.260%), 3.54%, 07/24/29(a)(b)		2,620	2,628,322
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (3 mo. LIBOR US + 1.250%), 3.53%, 07/25/29(a)(b)		6,220	6,219,517
Anchorage Capital CLO 3-R Ltd.:
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.050%), 3.31%, 01/28/31(a)(b)		2,120	2,106,696
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.500%), 3.76%, 01/28/31(a)(b)		3,600	3,534,723
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.850%), 4.11%, 01/28/31(a)(b)		500	482,222
Anchorage Capital CLO 4-R Ltd.:
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.050%), 3.31%, 01/28/31(a)(b)		5,330	5,312,163
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.850%), 4.11%, 01/28/31(a)(b)		3,760	3,624,380
Anchorage Capital CLO 5-R Ltd.:
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.450%), 3.75%, 01/15/30(a)(b)		9,200	9,054,163
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.850%), 4.15%, 01/15/30(a)(b)		3,540	3,494,115
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.270%), 3.57%, 07/15/30(a)(b)		4,010	4,007,736
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class B1R, (3 mo. LIBOR US + 1.300%), 3.60%, 10/15/27(a)(b)		3,470	3,445,088
Series 2015-7A, Class CR, (3 mo. LIBOR US + 1.700%), 4.00%, 10/15/27(a)(b)		2,880	2,850,165
Anchorage Capital CLO 8 Ltd.:
Series 2016-8A, Class AR, (3 mo. LIBOR US + 1.000%), 3.26%, 07/28/28(a)(b)		2,430	2,431,222
Series 2016-8A, Class BR, (3 mo. LIBOR US + 1.600%), 3.86%, 07/28/28(a)(b)		3,050	3,037,709
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.55%, 10/13/30(a)(b)		2,755	2,749,305
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.650%), 3.95%, 10/13/30(a)(b)		750	740,114
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.150%), 4.45%, 10/13/30(a)(b)		1,410	1,395,830
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.080%), 3.38%, 04/15/31(a)(b)		2,402	2,390,408
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.010%), 3.29%, 04/20/31(a)(b)		1,080	1,068,021
Apidos CLO XVI, Series 2013-16A, Class A1R, (3 mo. LIBOR US + 0.980%), 3.28%, 01/19/25(a)(b)		281	280,988
Apidos CLO XVIII, Series 2018-18A, Class A1, (3 mo. LIBOR US + 1.140%), 3.42%, 10/22/30(a)(b)		880	876,822
Apres Static CLO Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 1.750%), 4.05%, 01/15/27(a)(b)		350	348,954

Security		Par (000)	Value
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (1 mo. LIBOR US + 0.990%), 3.02%, 12/15/27(a)(b)	USD	3,740	$3,738,462
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL2, Class A, (1 mo. LIBOR US + 0.990%), 3.02%, 08/15/27(a)(b)		1,660	1,659,794
ARES XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.170%), 3.47%, 10/15/30(a)(b)		1,150	1,148,553
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.480%), 2.50%, 05/25/35(a)		4,078	3,765,329
ASSURANT CLO I Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.700%), 3.98%, 10/20/29(a)(b)		1,400	1,395,271
Atrium IX, Series 9A, Class AR, (3 mo. LIBOR US + 1.240%), 3.38%, 05/28/30(a)(b)		4,010	4,010,018
Atrium XII:
Series 12A, Class AR, (3 mo. LIBOR US + 0.830%), 3.11%, 04/22/27(a)(b)		1,620	1,620,287
Series 12A, Class CR, (3 mo. LIBOR US + 1.650%), 3.93%, 04/22/27(a)(b)		2,381	2,357,864
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.100%), 3.38%, 04/25/26(a)(b)		19,451	19,464,709
Avery Point V CLO Ltd.:
Series 2014-5A, Class AR, (3 mo. LIBOR US + 0.980%), 3.28%, 07/17/26(a)(b)		2,614	2,615,321
Series 2014-5A, Class BR, (3 mo. LIBOR US + 1.500%), 3.80%, 07/17/26(a)(b)		2,250	2,241,829
Avery Point VI CLO Ltd.:
Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.050%), 3.34%, 08/05/27(a)(b)		3,960	3,964,025
Series 2015-6A, Class BR, (3 mo. LIBOR US + 1.500%), 3.79%, 08/05/27(a)(b)		3,240	3,217,965
Avery Point VII CLO Ltd., Series 2015-7A, Class AR, (3 mo. LIBOR US + 1.140%), 3.44%, 01/15/28(a)(b)		7,480	7,479,627
B2R Mortgage Trust, Series 2015-2, Class A, 3.34%, 11/15/48(b)		308	308,277
Babson CLO Ltd.:
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.190%), 3.47%, 10/20/30(a)(b)		2,590	2,581,808
Series 2015-IA, Class BR, (3 mo. LIBOR US + 1.400%), 3.68%, 01/20/31(a)(b)		610	595,432
Bain Capital Credit CLO, Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.080%), 3.38%, 07/19/31(a)(b)		1,420	1,408,148
Bain Capital Credit CLO Ltd.:
Series 2016-2A, Class AR, (3 mo. LIBOR US + 1.140%), 3.26%, 01/15/29(a)(b)		1,350	1,351,470
Series 2016-2A, Class BR, (3 mo. LIBOR US + 1.800%), 3.92%, 01/15/29(a)(b)		1,000	1,000,921
BankAmerica Manufactured Housing Contract Trust:
Series 1997-2, Class B1, 7.07%, 02/10/22(d)		1,680	1,277,109
Series 1998-2, Class B1, 7.58%, 12/10/25(d)		2,790	1,625,029
Barings CLO Ltd., Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.950%), 3.23%, 07/20/29(a)(b)		1,085	1,084,264
Battalion CLO VII Ltd., Series 2014-7A, Class A1RR, (3 mo. LIBOR US + 1.040%), 3.34%, 07/17/28(a)(b)		3,450	3,441,243

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Battalion CLO X Ltd., Series 2016-10A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.53%, 01/24/29(a)(b)	USD	23,120	$23,167,308
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, (1 mo. LIBOR US + 1.000%), 3.04%, 05/28/39(a)(b)		6,227	5,741,374
Series 2004-B, Class A2, (1 mo. LIBOR US + 1.300%), 3.34%, 05/28/39(a)(b)		598	504,809
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.000%), 3.04%, 02/28/40(a)(b)		2,686	2,602,153
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.000%), 3.04%, 12/28/40(a)(b)		1,027	1,014,169
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 06/15/30(d)		1,674	553,336
Series 2000-A, Class A3, 7.83%, 06/15/30(d)		1,554	530,854
Series 2000-A, Class A4, 8.29%, 06/15/30(d)		1,121	405,435
BDS Ltd., Series 2019-FL3, Class A, (1 mo. LIBOR US + 1.400%), 3.42%, 12/15/35(a)(b)		4,680	4,690,109
Bear Stearns Asset-Backed Securities I Trust:
Series 2004-HE7, Class M2, (1 mo. LIBOR US + 1.725%), 3.74%, 08/25/34(a)		240	241,775
Series 2006-HE1, Class 1M4, (1 mo. LIBOR US + 0.680%), 2.70%, 12/25/35(a)		1,693	2,237,729
Series 2006-HE7, Class 1A2, (1 mo. LIBOR US + 0.170%), 2.19%, 09/25/36(a)		3,232	3,822,034
Series 2007-FS1, Class 1A3, (1 mo. LIBOR US + 0.170%), 2.19%, 05/25/35(a)		1,146	1,233,592
Series 2007-HE1, Class 21A2, (1 mo. LIBOR US + 0.160%), 2.18%, 01/25/37(a)		647	640,162
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.320%), 2.34%, 03/25/37(a)		1,033	771,646
Series 2007-HE2, Class 22A, (1 mo. LIBOR US + 0.140%), 2.16%, 03/25/37(a)		988	980,735
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.140%), 2.16%, 03/25/37(a)		1,784	1,891,547
Series 2007-HE3, Class 1A3, (1 mo. LIBOR US + 0.250%), 2.27%, 04/25/37(a)		1,110	1,184,896
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.350%), 2.37%, 04/25/37(a)		6,164	5,402,755
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (1 mo. LIBOR US + 1.200%), 3.22%, 01/25/36(a)		117	116,336
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R, (3 mo. LIBOR US + 1.750%), 4.05%, 07/15/29(a)(b)		900	897,021
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R, (3 mo. LIBOR US + 1.250%), 3.53%, 07/20/29(a)(b)		750	752,328
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, (3 mo. LIBOR US + 1.250%), 3.53%, 01/20/29(a)(b)		7,830	7,837,513
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3 mo. LIBOR US + 1.090%), 3.37%, 04/20/31(a)(b)		1,450	1,441,036

Security		Par (000)	Value
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class A1R, (3 mo. LIBOR US + 1.240%), 3.54%, 10/18/29(a)(b)	USD	12,030	$12,017,751
Series 2015-VIA, Class A2R, (3 mo. LIBOR US + 1.720%), 4.02%, 10/18/29(a)(b)		3,320	3,300,592
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, (3 mo. LIBOR US + 0.780%), 3.08%, 07/18/27(a)(b)		2,790	2,790,305
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.100%), 3.38%, 01/20/31(a)(b)		1,250	1,246,040
Benefit Street Partners CLO X Ltd.:
Series 2016-10A, Class A1R, (3 mo. LIBOR US + 1.140%), 3.44%, 01/15/29(a)(b)		1,000	1,001,579
Series 2016-10A, Class A2R, (3 mo. LIBOR US + 1.750%), 4.05%, 01/15/29(a)(b)		600	598,516
Black Diamond CLO Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.450%), 3.75%, 02/06/26(a)(b)		1,000	999,866
BlueMountain CLO Ltd.:
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.230%), 3.51%, 01/20/29(a)(b)		4,012	4,015,266
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.180%), 3.46%, 10/22/30(a)(b)		6,370	6,364,320
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.000%), 3.28%, 04/20/31(a)(b)		2,550	2,533,649
Bowman Park CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.180%), 3.33%, 11/23/25(a)(b)		3,748	3,754,504
California Street CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.030%), 3.33%, 10/15/25(a)(b)		2,272	2,273,993
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-2A, Class AR, (3 mo. LIBOR US + 0.890%), 3.19%, 01/18/29(a)(b)		1,490	1,484,006
Series 2013-4A, Class A1RR, (3 mo. LIBOR US + 1.000%), 3.30%, 01/15/31(a)(b)		1,880	1,863,888
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.970%), 3.27%, 04/17/31(a)(b)		3,170	3,136,763
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 1.600%), 3.86%, 07/28/28(a)(b)		2,470	2,468,966
Carlyle U.S. CLO Ltd.:
Series 2016-4A, Class A2R, (3 mo. LIBOR US + 1.450%), 3.73%, 10/20/27(a)(b)		750	741,922
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.180%), 3.48%, 01/15/30(a)(b)		4,620	4,607,058
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.120%), 2.14%, 10/25/36(a)		884	685,474
Series 2006-FRE2, Class A3, (1 mo. LIBOR US + 0.160%), 2.18%, 10/25/36(a)		2,943	2,292,776
Series 2006-FRE2, Class A5, (1 mo. LIBOR US + 0.080%), 2.10%, 10/25/36(a)		747	575,886
Series 2006-NC1, Class M2, (1 mo. LIBOR US + 0.420%), 2.44%, 01/25/36(a)		610	479,358
Series 2006-NC3, Class A4, (1 mo. LIBOR US + 0.240%), 2.26%, 08/25/36(a)		2,003	1,564,381

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Carrington Mortgage Loan Trust: (continued)
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.160%), 2.18%, 10/25/36(a)	USD	934	$867,264
Series 2006-NC5, Class A3, (1 mo. LIBOR US + 0.150%), 2.17%, 01/25/37(a)		3,978	3,290,086
Series 2007-RFC1, Class A4, (1 mo. LIBOR US + 0.220%), 2.24%, 10/25/36(a)		1,440	1,207,372
CBAM Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.250%), 3.53%, 07/20/30(a)(b)		6,050	6,028,841
Series 2017-2A, Class B1, (3 mo. LIBOR US + 1.750%), 4.05%, 10/17/29(a)(b)		2,955	2,949,608
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.230%), 3.53%, 10/17/29(a)(b)		3,780	3,782,849
Series 2017-3A, Class B1, (3 mo. LIBOR US + 1.700%), 4.00%, 10/17/29(a)(b)		1,000	990,378
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.160%), 2.18%, 10/25/36(a)		635	485,092
CDO Repack SPC Ltd., Series 2006-CLF1, Class D1, 0.01%, 05/20/30(b)		540	574,576
Cedar Funding II CLO Ltd.:
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.230%), 3.33%, 06/09/30(a)(b)		1,511	1,510,101
Series 2013-1A, Class BR, (3 mo. LIBOR US + 1.750%), 3.85%, 06/09/30(a)(b)		2,450	2,440,883
Cedar Funding IV CLO Ltd., Series 2014-4A, Class AR, (3 mo. LIBOR US + 1.230%), 3.49%, 07/23/30(a)(b)		3,790	3,789,774
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.980%), 3.26%, 04/20/31(a)(b)		940	929,087
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.100%), 3.40%, 07/17/31(a)(b)		1,880	1,870,041
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (3 mo. LIBOR US + 1.090%), 3.37%, 10/20/28(a)(b)		15,035	15,015,662
Cedar Funding VIII CLO Ltd.:
Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.250%), 3.55%, 10/17/30(a)(b)		16,520	16,516,808
Series 2017-8A, Class B, (3 mo. LIBOR US + 1.700%), 4.00%, 10/17/30(a)(b)		2,628	2,597,306
Series 2017-8A, Class C, (3 mo. LIBOR US + 2.250%), 4.55%, 10/17/30(a)(b)		750	734,668
Cent CLO Ltd.:
Series 2015-24A, Class A1R, (3 mo. LIBOR US + 1.070%), 3.37%, 10/15/26(a)(b)		4,000	3,999,096
Series C17A, Class A1AR, (3 mo. LIBOR US + 1.030%), 3.30%, 04/30/31(a)(b)		7,620	7,546,060
CIFC Funding Ltd.:
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.750%), 4.07%, 07/16/30(a)(b)		500	497,172
Series 2014-4RA, Class A1A, (3 mo. LIBOR US + 1.130%), 3.43%, 10/17/30(a)(b)		26,820	26,793,625
Series 2014-4RA, Class A2, (3 mo. LIBOR US + 1.650%), 3.95%, 10/17/30(a)(b)		250	247,981
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.780%), 3.08%, 04/15/27(a)(b)		763	760,940

Security		Par (000)	Value
CIFC Funding Ltd.: (continued)
Series 2015-2A, Class CR, (3 mo. LIBOR US + 1.700%), 4.00%, 04/15/27(a)(b)	USD	4,620	$4,565,539
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.700%), 3.98%, 04/23/29(a)(b)		2,910	2,899,697
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.000%), 3.30%, 04/18/31(a)(b)		1,834	1,814,559
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.01%, 06/25/37(e)		2,830	2,781,005
Citigroup Mortgage Loan Trust:
Series 2006-WFH4, Class M3, (1 mo. LIBOR US + 0.320%), 2.34%, 11/25/36(a)		3,007	2,667,213
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.200%), 2.22%, 05/25/37(a)		7,050	5,146,200
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.270%), 2.29%, 05/25/37(a)		3,203	2,358,684
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.55%, 12/05/22(b)(d)		25,595	25,912,936
Conseco Finance Corp.:
Series 1997-3, Class M1, 7.53%, 03/15/28(d)		1,686	1,692,601
Series 1997-6, Class M1, 7.21%, 01/15/29(d)		311	315,868
Series 1998-4, Class M1, 6.83%, 04/01/30(d)		350	322,728
Series 1998-8, Class A1, 6.28%, 09/01/30		810	856,031
Series 1998-8, Class M1, 6.98%, 09/01/30(d)		2,577	2,305,502
Series 1999-5, Class A5, 7.86%, 03/01/30(d)		1,001	700,105
Series 1999-5, Class A6, 7.50%, 03/01/30(d)		1,073	724,942
Series 2001-D, Class B1, (1 mo. LIBOR US + 2.500%), 4.53%, 11/15/32(a)		2,038	1,981,783
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)		1,606	690,135
Series 2000-4, Class A5, 7.97%, 05/01/32		5,477	2,219,333
Series 2000-4, Class A6, 8.31%, 05/01/32(d)		1,375	580,839
Series 2000-5, Class A6, 7.96%, 05/01/31		2,268	1,232,513
Series 2000-5, Class A7, 8.20%, 05/01/31		4,138	2,312,880
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, (1 mo. LIBOR US + 0.620%), 2.64%, 09/25/33(a)		560	552,095
Series 2004-5, Class A, (1 mo. LIBOR US + 0.900%), 2.92%, 10/25/34(a)		573	566,762
Series 2005-16, Class 1AF, 4.72%, 04/25/36(d)		3,781	3,759,643
Series 2005-16, Class 2AF3, 4.52%, 05/25/36(d)		794	806,061
Series 2005-17, Class 1AF4, 6.05%, 05/25/36(e)		2,875	2,940,190
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 2.18%, 09/25/46(a)		251	247,959
Series 2006-17, Class 2A2, (1 mo. LIBOR US + 0.150%), 2.17%, 03/25/47(a)		268	263,577
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.18%, 12/25/35(a)		652	645,436
Series 2006-S10, Class A3, (1 mo. LIBOR US + 0.320%), 2.34%, 10/25/36(a)		5,357	5,155,371

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Countrywide Asset-Backed Certificates: (continued)
Series 2006-S3, Class A4, 6.64%, 01/25/29(e)	USD	452	$499,700
Series 2006-SPS1, Class A, (1 mo. LIBOR US + 0.220%), 2.24%, 12/25/25(a)		157	175,295
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.270%), 2.30%, 03/15/34(a)		781	745,489
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31(d)		1,750	1,870,308
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.43%, 12/25/36(e)		465	426,867
Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(e)		852	878,915
Series 2006-SL1, Class A2, 6.06%, 09/25/36(b)(e)		3,131	433,752
Series 2007-CB6, Class A4, (1 mo. LIBOR US + 0.340%), 2.36%, 07/25/37(a)(b)		664	452,701
Cumberland Park CLO Ltd., Series 2015-2A, Class CR, (3 mo. LIBOR US + 1.800%), 4.08%, 07/20/28(a)(b)		1,190	1,168,876
CWHEQ Home Equity Loan Trust, Series 2006-S5, Class A5, 6.16%, 06/25/35		516	563,459
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 2.33%, 12/15/33(a)(b)		882	821,451
Series 2006-RES, Class 5B1A, (1 mo. LIBOR US + 0.190%), 2.22%, 05/15/35(a)(b)		397	375,712
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 2.22%, 05/15/35(a)(b)(c)		232	223,280
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-B, Class 2A, (1 mo. LIBOR US + 0.180%), 2.21%, 05/15/35(a)		542	525,365
Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.180%), 2.21%, 05/15/36(a)		3,178	3,118,897
Series 2006-H, Class 1A, (1 mo. LIBOR US + 0.150%), 2.18%, 11/15/36(a)		1,895	1,608,074
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)(c)		7,661	7,686,541
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.180%), 3.46%, 10/20/30(a)(b)		1,000	993,139
Dorchester Park CLO DAC, Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.450%), 3.73%, 04/20/28(a)(b)		3,064	3,026,781
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR, (3 mo. LIBOR US + 1.140%), 3.42%, 07/20/29(a)(b)		7,230	7,233,971
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.120%), 3.42%, 01/15/31(a)(b)		18,720	18,647,741
Dryden 55 CLO Ltd., Series 2018-55A, Class A1, (3 mo. LIBOR US + 1.020%), 3.32%, 04/15/31(a)(b)		250	248,620

Security		Par (000)	Value
Dryden XXV Senior Loan Fund:
Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.900%), 3.20%, 10/15/27(a)(b)	USD	11,030	$11,030,319
Series 2012-25A, Class CRR, (3 mo. LIBOR US + 1.850%), 4.15%, 10/15/27(a)(b)		1,340	1,327,510
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3 mo. LIBOR US + 0.900%), 3.20%, 04/15/29(a)(b)		1,170	1,168,425
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.200%), 3.36%, 08/15/30(a)(b)		9,085	9,087,830
Eaton Vance CLO Ltd.:
Series 2013-1A, Class A1RR, (3 mo. LIBOR US + 1.160%), 3.38%, 01/15/28(a)(b)		1,280	1,280,930
Series 2013-1A, Class A2RR, (3 mo. LIBOR US + 1.850%), 4.07%, 01/15/28(a)(b)		1,150	1,150,570
Elm CLO Ltd.:
Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.170%), 3.47%, 01/17/29(a)(b)		18,150	18,170,700
Series 2014-1A, Class BRR, (3 mo. LIBOR US + 1.750%), 4.05%, 01/17/29(a)(b)		1,950	1,949,479
Emerson Park CLO Ltd., Series 2013-1A, Class B1R, (3 mo. LIBOR US + 1.450%), 3.75%, 07/15/25(a)(b)		984	984,195
Finance of America Structured Securities Trust, Series 2018-HB1, Class M5, 6.00%, 09/25/28(b)(c)(d)		1,451	1,440,698
First Franklin Mortgage Loan Trust:
Series 2004-FFH3, Class M3, (1 mo. LIBOR US + 1.050%), 3.07%, 10/25/34(a)		1,000	932,009
Series 2006-FF13, Class A1, (1 mo. LIBOR US + 0.120%), 2.14%, 10/25/36(a)		2,689	2,169,458
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.140%), 2.16%, 12/25/36(a)		12,978	7,407,338
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.150%), 2.17%, 12/25/36(a)		18,510	16,218,939
Series 2006-FFH1, Class M2, (1 mo. LIBOR US + 0.400%), 2.42%, 01/25/36(a)		2,772	1,732,286
Flatiron CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.890%), 3.19%, 04/15/27(a)(b)		2,604	2,604,849
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.16%, 02/25/37(a)		6,987	5,298,761
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (3 mo. LIBOR US + 1.200%), 3.50%, 10/15/30(a)(b)		1,350	1,344,686
Galaxy XXIII CLO Ltd., Series 2017-23A, Class A, (3 mo. LIBOR US + 1.280%), 3.56%, 04/24/29(a)(b)		2,603	2,603,038
Galaxy XXIX CLO Ltd.:
Series 2018-29A, Class B, (3 mo. LIBOR US + 1.400%), 3.56%, 11/15/26(a)(b)		250	248,418
Series 2018-29A, Class C, (3 mo. LIBOR US + 1.680%), 3.84%, 11/15/26(a)(b)		1,470	1,457,809

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
GE-WMC Asset-Backed Pass-Through Certificates:
Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.250%), 2.27%, 12/25/35(a)	USD	368	$366,204
Series 2005-2, Class M1, (1 mo. LIBOR US + 0.440%), 2.46%, 12/25/35(a)		4,906	4,004,056
GLG Ore Hill CLO Ltd., Series 2013-1A, Class A, (3 mo. LIBOR US + 1.120%), 3.42%, 07/15/25(a)(b)		59	58,918
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.110%), 3.37%, 10/29/29(a)(b)		1,830	1,826,556
Greenpoint Manufactured Housing:
Series 1999-5, Class M1B, 8.29%, 12/15/29(d)		870	927,670
Series 1999-5, Class M2, 9.23%, 12/15/29(d)		1,128	958,042
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.350%), 2.37%, 12/25/35(a)		836	351,894
Series 2006-4, Class 1A1, 4.03%, 03/25/36(d)		2,896	2,512,388
Series 2006-5, Class 2A1, (1 mo. LIBOR US + 0.070%), 2.09%, 03/25/36(a)		15	7,135
Series 2007-2, Class AF3, 5.92%, 03/25/37(d)		517	173,612
GSAMP Trust:
Series 2006-FM3, Class A1, (1 mo. LIBOR US + 0.140%), 2.16%, 11/25/36(a)		5,460	3,351,558
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.200%), 2.22%, 01/25/47(a)		1,009	613,465
Series 2007-HS1, Class M6, (1 mo. LIBOR US + 2.250%), 4.27%, 02/25/47(a)		1,300	1,346,071
Halcyon Loan Advisors Funding Ltd.:
Series 2013-2A, Class A, (3 mo. LIBOR US + 1.200%), 3.45%, 08/01/25(a)(b)		3	3,251
Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.130%), 3.43%, 04/18/26(a)(b)		64	64,469
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.080%), 3.36%, 07/25/27(a)(b)		13,570	13,555,107
Highbridge Loan Management Ltd.:
Series 12A-18, Class A1B, (3 mo. LIBOR US + 1.250%), 3.55%, 07/18/31(a)(b)		750	747,849
Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.000%), 3.29%, 02/05/31(a)(b)		11,390	11,280,380
Series 7A-2015, Class BR, (3 mo. LIBOR US + 1.180%), 3.34%, 03/15/27(a)(b)		500	491,704
Home Equity Asset Trust, Series 2007-1, Class 2A3, (1 mo. LIBOR US + 0.150%), 2.17%, 05/25/37(a)		2,490	2,076,170
Home Equity Mortgage Loan Asset-Backed Trust:
Series 2004-A, Class M2, (1 mo. LIBOR US + 2.025%), 4.04%, 07/25/34(a)		597	600,301
Series 2007-A, Class 2A2, (1 mo. LIBOR US + 0.190%), 2.21%, 04/25/37(a)		2,029	1,503,935
Series 2007-B, Class 2A3, (1 mo. LIBOR US + 0.200%), 2.22%, 07/25/37(a)		3,317	2,256,503
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		2,493	741,975
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (1 mo. LIBOR US + 0.720%), 2.75%, 04/15/36(a)		1,119	1,037,418
Home Partners of America Trust, Series 2016-2, Class A, (1 mo. LIBOR US + 1.150%), 3.18%, 10/17/33(a)(b)		746	745,504

Security		Par (000)	Value
HPS Loan Management Ltd.:
Series 10A-16, Class A1R, (3 mo. LIBOR US + 1.140%), 3.28%, 01/20/28(a)(b)	USD	4,550	$4,546,276
Series 14A-19, Class A1, (3 mo. LIBOR US + 1.270%), 3.54%, 07/25/30(a)(b)		1,300	1,300,518
ICG U.S. CLO Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 1.140%), 3.44%, 10/19/28(a)(b)		5,420	5,408,991
Invitation Homes Trust:
Series 2018-SFR3, Class A, (1 mo. LIBOR US + 1.000%), 3.03%, 07/17/37(a)(b)		2,840	2,835,727
Series 2018-SFR3, Class E, (1 mo. LIBOR US + 2.000%), 4.02%, 07/17/37(a)(b)		2,468	2,472,164
Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, 6.53%, 09/25/37(b)(e)		578	573,592
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (1 mo. LIBOR US + 0.270%), 2.29%, 05/25/36(a)		1,170	1,123,921
Kayne CLO II Ltd.:
Series 2018-2A, Class A, (3 mo. LIBOR US + 1.240%), 3.54%, 10/15/31(a)(b)		500	498,728
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.900%), 4.20%, 10/15/31(a)(b)		250	248,660
KKR CLO 16 Ltd., Series 16, Class A1R, (3 mo. LIBOR US + 1.250%), 3.53%, 01/20/29(a)(b)		7,421	7,420,507
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.070%), 3.35%, 01/20/31(a)(b)		8,120	8,085,955
LCM XX LP:
Series 20A, Class AR, (3 mo. LIBOR US + 1.040%), 3.32%, 10/20/27(a)(b)		3,740	3,742,707
Series 20A, Class BR, (3 mo. LIBOR US + 1.550%), 3.83%, 10/20/27(a)(b)		250	248,902
LCM XXI LP, Series 21A, Class AR, (3 mo. LIBOR US + 0.880%), 3.16%, 04/20/28(a)(b)		3,430	3,416,652
LCM XXIV Ltd., Series 24A, Class A, (3 mo. LIBOR US + 1.310%), 3.59%, 03/20/30(a)(b)		500	501,085
Legacy Mortgage Asset Trust:
Series 2019-GS2, Class A1, 3.75%, 01/25/59(b)(e)		2,652	2,694,273
Series 2019-SL2, Class A, 3.38%, 02/25/59(b)(c)(d)		10,134	9,881,101
Series 2019-SL2, Class B, 0.00%, 02/25/59(b)(c)		2,551	448,655
Series 2019-SL2, Class M, 4.25%, 02/25/59(b)(c)(d)		2,083	1,593,495
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(d)		4,337	4,592,715
Series 2002-A, Class C, 0.00%, 06/15/33		426	361,553
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. LIBOR US + 0.090%), 2.11%, 06/25/37(a)(b)		471	339,649
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27(b)(c)		3,160	3,148,680
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.130%), 3.16%, 05/15/28(a)(b)		7,580	7,585,668
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.18%, 11/25/36(a)		3,636	1,718,766
Series 2006-10, Class 2A4, (1 mo. LIBOR US + 0.220%), 2.24%, 11/25/36(a)		2,160	1,034,880
Series 2006-2, Class 1A, (1 mo. LIBOR US + 0.180%), 2.20%, 03/25/46(a)		6,764	5,468,520

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Long Beach Mortgage Loan Trust: (continued)
Series 2006-4, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.18%, 05/25/36(a)	USD	10,765	$4,616,509
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.260%), 2.28%, 05/25/36(a)		8,065	3,574,328
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.150%), 2.17%, 06/25/36(a)		3,955	2,132,442
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.18%, 08/25/36(a)		6,707	3,718,771
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.18%, 09/25/36(a)		2,989	1,220,324
Series 2006-9, Class 2A2, (1 mo. LIBOR US + 0.110%), 2.13%, 10/25/36(a)		1,582	664,319
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.18%, 10/25/36(a)		10,075	4,283,585
Series 2006-9, Class 2A4, (1 mo. LIBOR US + 0.230%), 2.25%, 10/25/36(a)		1,593	688,975
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1 mo. LIBOR US + 3.250%), 5.27%, 03/25/32(a)		1,354	1,375,598
Madison Park Funding X Ltd.:
Series 2012-10A, Class AR2, (3 mo. LIBOR US + 1.220%), 3.50%, 01/20/29(a)(b)		10,710	10,709,685
Series 2012-10A, Class BR2, (3 mo. LIBOR US + 1.800%), 4.08%, 01/20/29(a)(b)		250	249,943
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, (3 mo. LIBOR US + 1.160%), 3.42%, 07/23/29(a)(b)		4,830	4,835,951
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.950%), 3.25%, 04/19/30(a)(b)		7,780	7,770,196
Madison Park Funding XIX Ltd.:
Series 2015-19A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.53%, 01/22/28(a)(b)		5,420	5,419,864
Series 2015-19A, Class A2R, (3 mo. LIBOR US + 1.750%), 4.03%, 01/22/28(a)(b)		1,000	998,939
Madison Park Funding XVI Ltd., Series 2015-16A, Class A2R, (3 mo. LIBOR US + 1.900%), 4.18%, 04/20/26(a)(b)		500	501,056
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.190%), 3.47%, 10/21/30(a)(b)		14,970	14,977,388
Madison Park Funding XXIII Ltd., Series 2017-23A, Class A, (3 mo. LIBOR US + 1.210%), 3.47%, 07/27/30(a)(b)		250	249,799
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.200%), 3.46%, 07/29/30(a)(b)		11,115	11,122,399
Marathon CRE Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 1.150%), 3.18%, 06/15/28(a)(b)		1,780	1,780,362
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.180%), 3.48%, 12/18/30(a)(b)		2,000	1,992,099
Mariner CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.110%), 3.39%, 04/25/31(a)(b)		3,550	3,531,063

Security		Par (000)	Value
Mariner CLO LLC, Series 2017-4A, Class A, (3 mo. LIBOR US + 1.210%), 3.48%, 10/26/29(a)(b)	USD	1,800	$1,796,510
Mariner Finance Issuance Trust:
Series 2019-AA, Class A, 2.96%, 07/20/32(b)		14,870	15,050,560
Series 2019-AA, Class B, 3.51%, 07/20/32(b)		2,420	2,439,220
Series 2019-AA, Class C, 4.01%, 07/20/32(b)		2,150	2,168,446
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.260%), 2.28%, 06/25/36(a)(b)		1,781	1,580,905
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.280%), 2.30%, 05/25/37(a)		1,318	1,150,142
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.260%), 2.28%, 06/25/46(a)(b)		556	529,212
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.240%), 2.26%, 05/25/37(a)		2,016	1,512,789
Merrill Lynch Mortgage Investors Trust:
Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.260%), 2.28%, 08/25/37(a)		395	202,213
Series 2006-RM3, Class A2B, (1 mo. LIBOR US + 0.090%), 2.11%, 06/25/37(a)		951	278,399
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.970%), 3.25%, 04/21/31(a)(b)		2,020	1,987,563
Mill City Solar Loan Ltd., Series 2019-2GS, Class A, 3.69%, 07/20/43(b)		8,938	9,053,298
Morgan Stanley ABS Capital I, Inc. Trust:
Series 2005-HE1, Class A2MZ, (1 mo. LIBOR US + 0.600%), 2.62%, 12/25/34(a)		820	817,432
Series 2005-HE5, Class M4, (1 mo. LIBOR US + 0.870%), 2.89%, 09/25/35(a)		3,901	2,188,029
Series 2007-NC1, Class A1, (1 mo. LIBOR US + 0.130%), 2.15%, 11/25/36(a)		13,381	8,068,713
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (1 mo. LIBOR US + 0.320%), 2.34%, 07/25/37(a)		1,239	1,183,226
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.600%), 3.88%, 07/20/24(a)(b)		4,047	4,047,558
MP CLO III Ltd., Series 2013-1A, Class AR, (3 mo. LIBOR US + 1.250%), 3.53%, 10/20/30(a)(b)		2,820	2,812,945
MP CLO VII Ltd., Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.080%), 3.38%, 10/18/28(a)(b)		490	487,217
MP CLO VIII Ltd.:
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.910%), 3.17%, 10/28/27(a)(b)		5,910	5,910,121
Series 2015-2A, Class BR, (3 mo. LIBOR US + 1.420%), 3.68%, 10/28/27(a)(b)		3,250	3,219,717
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, (1 mo. LIBOR US + 0.180%), 2.20%, 06/25/37(a)		176	175,962

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Navient Private Education Loan Trust:
Series 2014-AA, Class B, 3.50%, 08/15/44(b)	USD	6,000	$6,147,407
Series 2014-CTA, Class B, (1 mo. LIBOR US + 1.750%), 3.78%, 10/17/44(a)(b)		8,550	8,637,054
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A, (3 mo. LIBOR US + 0.850%), 3.15%, 01/15/28(a)(b)		1,200	1,196,092
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, (3 mo. LIBOR US + 0.800%), 3.10%, 01/15/28(a)(b)		1,000	998,965
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class BR, (3 mo. LIBOR US + 1.550%), 3.85%, 10/17/27(a)(b)		400	396,797
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.170%), 3.47%, 10/18/30(a)(b)		5,520	5,510,403
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 2.42%, 10/25/36(a)(b)		296	276,193
Oaktree CLO Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.870%), 3.15%, 10/20/27(a)(b)		500	499,708
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 01/15/20(d)		755	545,297
Series 2001-D, Class A4, 6.93%, 09/15/31(d)		480	397,103
Series 2002-B, Class M1, 7.62%, 06/15/32(d)		4,418	3,780,604
OCP CLO Ltd.:
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.080%), 3.35%, 04/26/31(a)(b)		660	654,202
Series 2014-7A, Class A2RR, (3 mo. LIBOR US + 1.650%), 3.93%, 07/20/29(a)(b)		750	743,492
Series 2015-10A, Class A1R, (3 mo. LIBOR US + 0.820%), 3.09%, 10/26/27(a)(b)		820	817,773
Series 2015-10A, Class BR, (3 mo. LIBOR US + 1.850%), 4.12%, 10/26/27(a)(b)		1,120	1,113,117
Series 2016-12A, Class A1R, (3 mo. LIBOR US + 1.120%), 3.42%, 10/18/28(a)(b)		7,806	7,811,382
Series 2016-12A, Class A2R, (3 mo. LIBOR US + 1.600%), 3.90%, 10/18/28(a)(b)		500	494,411
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.260%), 3.56%, 07/15/30(a)(b)		9,170	9,174,423
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.950%), 4.09%, 11/20/30(a)(b)		500	487,136
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.960%), 3.28%, 04/16/31(a)(b)		7,300	7,217,443
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.190%), 3.47%, 01/20/31(a)(b)		1,310	1,306,480
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.100%), 3.40%, 04/15/26(a)(b)		1,160	1,161,110
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.020%), 3.32%, 07/17/30(a)(b)		3,580	3,534,982
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.000%), 3.28%, 01/25/31(a)(b)		7,240	7,193,652

Security		Par (000)	Value
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.850%), 4.15%, 07/15/27(a)(b)	USD	1,380	$1,355,901
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (3 mo. LIBOR US + 1.130%), 3.43%, 03/20/25(a)(b)		11,430	11,414,001
OFSI Fund VII Ltd., Series 2014-7A, Class AR, (3 mo. LIBOR US + 0.900%), 3.20%, 10/18/26(a)(b)		2,232	2,230,611
OHA Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 1.010%), 3.29%, 10/20/25(a)(b)		152	152,119
OHA Loan Funding Ltd.:
Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.040%), 3.19%, 05/23/31(a)(b)		5,315	5,290,361
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.410%), 3.57%, 08/15/29(a)(b)		3,185	3,185,555
Series 2016-1A, Class B1, (3 mo. LIBOR US + 1.800%), 4.08%, 01/20/28(a)(b)		300	299,920
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(b)		14,760	14,895,098
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, (1 mo. LIBOR US + 0.640%), 2.66%, 07/25/33(a)		882	875,261
Option One Mortgage Loan Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.16%, 02/25/37(a)		1,317	992,469
Series 2007-CP1, Class 2A3, (1 mo. LIBOR US + 0.210%), 2.23%, 03/25/37(a)		2,360	1,631,680
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		2,875	2,784,100
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		7,340	7,298,670
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		12,247	12,527,514
Origen Manufactured Housing Contract Trust:
Series 2001-A, Class M1, 7.82%, 03/15/32(d)		1,523	1,538,360
Series 2007-B, Class A1, (1 mo. LIBOR US + 1.200%), 3.23%, 10/15/37(a)(b)(c)		2,173	2,136,830
Ownit Mortgage Loan Trust Series, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		1,990	1,924,822
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.53%, 10/22/30(a)(b)		13,285	13,209,629
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.700%), 3.98%, 10/22/30(a)(b)		2,120	2,099,408
OZLM Funding Ltd., Series 2012-1A, Class A2R2, (3 mo. LIBOR US + 1.850%), 4.13%, 07/22/29(a)(b)		495	494,912
OZLM VIII Ltd., Series 2014-8A, Class BRR, (3 mo. LIBOR US + 2.200%), 4.50%, 10/17/29(a)(b)		1,160	1,133,505
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (3 mo. LIBOR US + 1.700%), 4.00%, 01/15/29(a)(b)		5,770	5,737,240
OZLM XIX Ltd., Series 2017-19A, Class A1, (3 mo. LIBOR US + 1.220%), 3.52%, 11/22/30(a)(b)		2,160	2,152,492
OZLM XV Ltd.: Series 2016-15A, Class A1, (3 mo. LIBOR US + 1.490%), 3.77%, 01/20/29(a)(b)		4,740	4,746,537

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
OZLM XV Ltd.: (continued)
Series 2016-15A, Class A2A, (3 mo. LIBOR US + 2.100%), 4.38%, 01/20/29(a)(b)	USD	1,940	$1,938,119
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.900%), 4.18%, 01/20/31(a)(b)		930	902,249
OZLM XXIV Ltd., Series 2019-24A, Class A2A, (3 mo. LIBOR US + 2.250%), 4.41%, 07/20/32(a)(b)		750	749,394
Palmer Square CLO Ltd.:
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.130%), 3.43%, 01/17/31(a)(b)		4,548	4,538,151
Series 2015-1A, Class A1R2, (3 mo. LIBOR US + 1.220%), 3.37%, 05/21/29(a)(b)		10,965	10,962,397
Series 2015-1A, Class A2R2, (3 mo. LIBOR US + 1.650%), 3.80%, 05/21/29(a)(b)		2,460	2,459,171
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.030%), 3.33%, 04/18/31(a)(b)		3,360	3,337,459
Series 2018-2A, Class A1A, (3 mo. LIBOR US + 1.100%), 3.42%, 07/16/31(a)(b)		4,820	4,785,375
Series 2018-3A, Class A2, (3 mo. LIBOR US + 1.350%), 3.51%, 08/15/26(a)(b)		3,323	3,309,723
Palmer Square Loan Funding Ltd.:
, (3 mo. LIBOR US + 1.600%), 0.00%, 08/20/27(a)(b)		2,110	2,107,841
Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.300%), 3.60%, 10/15/25(a)(b)		6,400	6,378,065
Parallel Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.850%), 3.13%, 07/20/27(a)(b)		3,990	3,985,880
Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.750%), 4.03%, 07/20/27(a)(b)		1,150	1,118,527
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.700%), 3.98%, 07/20/29(a)(b)		953	944,462
Park Avenue Institutional Advisers CLO Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.220%), 3.40%, 11/14/29(a)(b)		6,970	6,953,562
Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.700%), 3.88%, 11/14/29(a)(b)		2,940	2,928,002
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(b)(e)		115	115,483
Progress Residential Trust:
Series 2015-SFR3, Class F, 6.64%, 11/12/32(b)		500	501,239
Series 2017-SFR1, Class A, 2.77%, 08/17/34(b)		2,640	2,647,440
Series 2018-SFR1, Class F, 4.78%, 03/17/35(b)		1,620	1,644,197
Series 2018-SFR2, Class E, 4.66%, 08/17/35(b)		870	896,896
Series 2018-SFR2, Class F, 4.95%, 08/17/35(b)		1,030	1,056,053
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (3 mo. LIBOR US + 1.210%), 3.51%, 10/15/30(a)(b)		3,730	3,729,997
Race Point X CLO Ltd., Series 2016-10A, Class A1R, (3 mo. LIBOR US + 1.100%), 3.38%, 07/25/31(a)(b)		5,550	5,500,314
Regatta Funding LP, Series 2013-2A, Class A1R2, (3 mo. LIBOR US + 1.250%), 3.55%, 01/15/29(a)(b)		1,300	1,302,699

Security		Par (000)	Value
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.080%), 3.36%, 07/20/28(a)(b)	USD	10,290	$10,272,684
Riserva CLO Ltd., Series 2016-3A, Class AR, (3 mo. LIBOR US + 1.140%), 3.44%, 10/18/28(a)(b)		4,670	4,669,623
Rockford Tower CLO Ltd.:
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.370%), 3.67%, 04/15/29(a)(b)		9,130	9,130,728
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.800%), 4.10%, 04/15/29(a)(b)		3,870	3,856,311
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.750%), 4.05%, 10/15/29(a)(b)		6,049	6,007,793
Series 2017-2A, Class C, (3 mo. LIBOR US + 2.300%), 4.60%, 10/15/29(a)(b)		940	927,166
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.190%), 3.47%, 10/20/30(a)(b)		9,076	9,058,518
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.030%), 3.31%, 04/20/31(a)(b)		2,910	2,878,422
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.090%), 3.39%, 01/15/30(a)(b)		2,020	2,006,162
RR 6 Ltd., Series 2019-6A, Class A1A, (3 mo. LIBOR US + 1.250%), 3.63%, 04/15/30(a)(b)		9,840	9,839,773
SACO I Trust, Series 2006-9, Class A1, (1 mo. LIBOR US + 0.300%), 2.32%, 08/25/36(a)		375	367,824
Securitized Asset-Backed Receivables LLC Trust:
Series 2006-WM4, Class A1, (1 mo. LIBOR US + 0.190%), 2.21%, 11/25/36(a)(b)		2,848	1,665,306
Series 2006-WM4, Class A2A, (1 mo. LIBOR US + 0.080%), 2.10%, 11/25/36(a)		1,382	521,332
Series 2006-WM4, Class A2C, (1 mo. LIBOR US + 0.160%), 2.18%, 11/25/36(a)		4,140	1,589,198
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (1 mo. LIBOR US + 0.350%), 2.37%, 04/25/37(a)(b)		667	660,000
Seneca Park CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.120%), 3.42%, 07/17/26(a)(b)		211	211,815
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1 mo. LIBOR US + 0.160%), 2.18%, 07/25/36(a)		974	298,050
Silver Creek CLO Ltd.:
Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 3.52%, 07/20/30(a)(b)		3,920	3,920,590
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.300%), 4.58%, 07/20/30(a)(b)		500	494,555
SLM Private Credit Student Loan Trust:
Series 2004-A, Class A3, (3 mo. LIBOR US + 0.400%), 2.52%, 06/15/33(a)		2,153	2,124,221
Series 2004-B, Class A3, (3 mo. LIBOR US + 0.330%), 2.45%, 03/15/24(a)		8,675	8,625,978
Series 2006-B, Class A5, (3 mo. LIBOR US + 0.270%), 2.39%, 12/15/39(a)		544	530,693
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		2,480	2,545,889
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.070%), 3.34%, 01/26/31(a)(b)		500	495,737
Sound Point CLO XI Ltd., Series 2016-1A, Class CR, (3 mo. LIBOR US + 2.250%), 4.53%, 07/20/28(a)(b)		440	435,443

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Sound Point CLO XIV Ltd.:
Series 2016-3A, Class AR, (3 mo. LIBOR US + 1.150%), 3.30%, 01/23/29(a)(b)	USD	9,440	$9,470,709
Series 2016-3A, Class C, (3 mo. LIBOR US + 2.650%), 4.91%, 01/23/29(a)(b)		1,000	1,002,529
Sound Point CLO XV Ltd., Series 2017-1A, Class AR, (3 mo. LIBOR US + 1.150%), 0.00%, 01/23/29(a)(b)(c)		1,720	1,720,000
Sound Point CLO XVIII Ltd., Series 2017-4A, Class B, (3 mo. LIBOR US + 1.800%), 4.08%, 01/21/31(a)(b)		500	479,520
Sound Point CLO XXIII, Series 2019-2A, Class A1, (3 mo. LIBOR US + 1.400%), 3.88%, 04/15/32(a)(b)		19,610	19,596,822
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.795%), 2.81%, 01/25/35(a)		51	49,943
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.250%), 3.55%, 01/15/30(a)(b)		4,140	4,127,407
Stewart Park CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.800%), 4.10%, 01/15/30(a)(b)		1,630	1,584,186
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 01/25/31(b)		303	301,158
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (1 mo. LIBOR US + 0.300%), 2.32%, 01/25/35(a)		554	550,107
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.880%), 3.18%, 04/15/28(a)(b)		3,620	3,603,870
Symphony CLO XVIII Ltd.:
Series 2016-18A, Class AR, (3 mo. LIBOR US + 1.150%), 3.41%, 01/23/28(a)(b)		4,140	4,142,215
Series 2016-18A, Class B, (3 mo. LIBOR US + 1.800%), 4.06%, 01/23/28(a)(b)		300	299,423
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.200%), 3.32%, 11/17/30(a)(b)		3,290	3,286,394
Thacher Park CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.160%), 3.44%, 10/20/26(a)(b)		385	384,593
THL Credit Wind River CLO Ltd.:
Series 2012-1A, Class BR2, (3 mo. LIBOR US + 1.450%), 3.75%, 01/15/26(a)(b)		920	918,583
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.050%), 3.35%, 07/15/28(a)(b)		4,880	4,873,972
TIAA CLO II Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.280%), 3.56%, 04/20/29(a)(b)		2,340	2,340,806
TIAA CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.150%), 3.47%, 01/16/31(a)(b)		1,467	1,454,394
TICP CLO I Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.800%), 3.08%, 07/20/27(a)(b)		1,000	996,457
TICP CLO VI Ltd.:
Series 2016-6A, Class AR, (3 mo. LIBOR US + 1.200%), 3.50%, 01/15/29(a)(b)		1,490	1,491,284
Series 2016-6A, Class BR, (3 mo. LIBOR US + 1.700%), 4.00%, 01/15/29(a)(b)		5,360	5,341,161

Security		Par (000)	Value
Towd Point Mortgage Trust:
Series 2019-SJ2, Class A2, 4.25%, 11/25/58(b)(d)	USD	3,280	$3,381,653
Series 2019-SJ2, Class M1, 4.50%, 11/25/58(b)(d)		8,260	8,612,474
Trestles CLO Ltd., Series 2017-1A, Class A1A, (3 mo. LIBOR US + 1.290%), 3.57%, 07/25/29(a)(b)		250	250,330
Tricon American Homes Trust:
Series 2017-SFR2, Class F, 5.10%, 01/17/36(b)		2,010	2,090,520
Series 2018-SFR1, Class E, 4.56%, 05/17/37(b)		890	942,038
Series 2018-SFR1, Class F, 4.96%, 05/17/37(b)		610	637,425
Venture CLO Ltd.:
Series 2018-32A, Class A2A, (3 mo. LIBOR US + 1.070%), 3.37%, 07/18/31(a)(b)		1,480	1,467,535
Series 2018-35A, Class AS, (3 mo. LIBOR US + 1.150%), 3.43%, 10/22/31(a)(b)		2,810	2,806,997
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (3 mo. LIBOR US + 1.220%), 3.52%, 10/15/29(a)(b)		9,820	9,837,953
Venture XXIV CLO Ltd., Series 2016-24A, Class AR, (3 mo. LIBOR US + 1.180%), 3.46%, 10/20/28(a)(b)		3,300	3,300,000
Vericrest Opportunity Loan Trust, Series 2019-NPL2, Class A1, 3.97%, 02/25/49(b)(e)		1,489	1,494,193
Vibrant CLO V Ltd., Series 2016-5A, Class A, (3 mo. LIBOR US + 1.550%), 3.83%, 01/20/29(a)(b)		2,480	2,480,932
Vibrant CLO VII Ltd., Series 2017-7A, Class A1, (3 mo. LIBOR US + 1.270%), 3.55%, 09/15/30(a)(b)		1,750	1,741,095
Voya CLO Ltd.:
Series 2015-2A, Class BR, (3 mo. LIBOR US + 1.500%), 3.76%, 07/23/27(a)(b)		780	772,136
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.130%), 3.43%, 10/15/30(a)(b)		6,640	6,628,679
Series 2019-1A, Class A, (3 mo. LIBOR US + 1.170%), 3.81%, 04/15/29(a)(b)		10,580	10,579,816
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (1 mo. LIBOR US + 0.130%), 2.15%, 07/25/37(a)(b)		1,740	1,633,283
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.180%), 2.20%, 09/25/36(a)		5,283	2,431,209
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.155%), 2.17%, 10/25/36(a)		2,090	1,674,596
Series 2007-HE2, Class 2A2, (1 mo. LIBOR US + 0.220%), 2.24%, 02/25/37(a)		5,483	2,287,086
Series 2007-HE2, Class 2A3, (1 mo. LIBOR US + 0.250%), 2.27%, 04/25/37(a)		9,594	5,047,793
Series 2007-HE2, Class 2A4, (1 mo. LIBOR US + 0.360%), 2.38%, 04/25/37(a)		1,031	553,199

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	63

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Wellfleet CLO Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.320%), 3.60%, 04/20/29(a)(b)	USD	2,160	$2,159,137
Series 2017-3A, Class B, (3 mo. LIBOR US + 1.950%), 4.25%, 01/17/31(a)(b)		750	702,209
Westcott Park CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.210%), 3.49%, 07/20/28(a)(b)		5,610	5,623,828
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.400%), 2.42%, 06/25/37(a)(b)		2,545	1,060,718
York CLO-3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.750%), 4.03%, 10/20/29(a)(b)		3,380	3,358,726
York CLO-4 Ltd., Series 2016-2A, Class A, (3 mo. LIBOR US + 1.630%), 3.91%, 01/20/30(a)(b)		3,380	3,386,162

Total Asset-Backed Securities — 10.3% (Cost: $1,626,093,796)			1,613,368,478

		Shares

Common Stocks — 0.2%

Diversified Financial Services — 0.0%
Pure Acquisition Corp.(f)		900	9,225

Diversified Telecommunication Services — 0.0%
Intelsat SA(f)		35,775	815,670

Energy Equipment & Services — 0.0%
Vantage Drilling Co.(f)		311,000	2,270

Entertainment — 0.0%
Sciplay Corp.(f)		43,008	460,186

Equity Real Estate Investment Trusts (REITs) — 0.0%
Gaming and Leisure Properties, Inc.		67,680	2,588,083
VICI Properties, Inc.		106,956	2,422,553

			5,010,636

Health Care Providers & Services — 0.0%
HCA Healthcare, Inc.		38,223	4,602,814

Hotels, Restaurants & Leisure — 0.0%
Golden Entertainment, Inc.(f)		35,439	470,984
Target Hospitality Corp.(f)		236,970	1,613,766

			2,084,750

Household Durables — 0.1%
Beazer Homes USA, Inc.(f)		18,420	274,458
Century Communities, Inc.(f)		78,526	2,405,251
M/I Homes, Inc.(f)		22,460	845,619
Taylor Morrison Home Corp.(f)		106,945	2,774,153
William Lyon Homes, Class A(f)		93,411	1,901,848

			8,201,329

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Energy Corp.		23,312	623,130

IT Services — 0.0%
Everi Holdings, Inc.(f)		73,000	617,580

Media — 0.0%
Altice USA, Inc., Class A(f)		91,753	2,631,476

Metals & Mining — 0.0%
Northern Graphite Corp.(f)		99,612	6,391

Oil, Gas & Consumable Fuels — 0.1%
Centennial Resource Development, Inc.(f)		41,400	186,921

Security		Shares	Value

Oil, Gas & Consumable Fuels (continued)
Rattler Midstream LP(f)		238,119	$4,243,281
Sunoco LP		151,742	4,772,286

			9,202,488

Real Estate Management & Development — 0.0%
Forestar Group, Inc.(f)		22,564	412,470

Total Common Stocks — 0.2% (Cost: $32,783,440)			34,680,415

		Par (000)

Corporate Bonds — 37.1%

Aerospace & Defense — 1.4%
Airbus SE, 3.95%, 04/10/47(b)	USD	4,240	4,911,890
Arconic, Inc.:
6.15%, 08/15/20		4,555	4,700,578
5.40%, 04/15/21		312	322,775
BAE Systems Holdings, Inc.:
3.80%, 10/07/24(b)		595	624,888
3.85%, 12/15/25(b)		10,355	10,887,667
4.75%, 10/07/44(b)		259	303,697
Boeing Co.:
3.25%, 02/01/35		1,155	1,196,829
3.38%, 06/15/46		837	839,602
3.85%, 11/01/48		2,782	3,029,555
3.83%, 03/01/59		2,575	2,745,105
General Dynamics Corp., 3.75%, 05/15/28		3,603	4,009,940
L3 Technologies, Inc., 4.95%, 02/15/21		250	256,829
L3Harris Technologies, Inc.:
2.70%, 04/27/20		1,299	1,301,600
3.85%, 06/15/23(b)		16,190	17,053,649
3.83%, 04/27/25		49	52,330
3.85%, 12/15/26(b)		10,802	11,603,744
4.40%, 06/15/28(b)		13,622	15,303,526
4.85%, 04/27/35		77	91,158
6.15%, 12/15/40		80	109,337
5.05%, 04/27/45		4,390	5,508,138
Lockheed Martin Corp.:
2.90%, 03/01/25		1,370	1,418,365
3.55%, 01/15/26		1,161	1,244,738
3.60%, 03/01/35		21,240	22,961,317
3.80%, 03/01/45		37	41,213
Northrop Grumman Corp.:
2.55%, 10/15/22		32	32,428
2.93%, 01/15/25		10,272	10,588,821
3.25%, 01/15/28		14,045	14,740,191
3.85%, 04/15/45		2,310	2,546,982
4.03%, 10/15/47		2,724	3,089,646
Raytheon Co.:
7.20%, 08/15/27		2,353	3,140,841
7.00%, 11/01/28		7,205	9,543,288
4.20%, 12/15/44		2,312	2,745,732
Textron, Inc.:
3.65%, 03/15/27		2,985	3,114,661
3.90%, 09/17/29		5,706	6,109,557
TransDigm, Inc., 6.00%, 07/15/22		252	255,780
United Technologies Corp.:
3.35%, 08/16/21		358	367,246
1.95%, 11/01/21		13,880	13,869,070
2.30%, 05/04/22		33	33,305
1.15%, 05/18/24	EUR	5,035	5,714,338
4.13%, 11/16/28	USD	14,025	15,867,687
5.40%, 05/01/35		2,411	3,080,788
6.13%, 07/15/38		4,600	6,322,379

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
United Technologies Corp.: (continued)
4.50%, 06/01/42	USD	9,371	$11,222,215

			222,903,425

Air Freight & Logistics — 0.1%
FedEx Corp.:
0.45%, 08/05/25	EUR	1,610	1,756,023
1.30%, 08/05/31		1,270	1,396,819
3.90%, 02/01/35	USD	2,069	2,116,763
3.88%, 08/01/42		6,233	6,019,979
GLP China Holdings Ltd., 4.97%, 02/26/24		925	974,141
United Parcel Service, Inc.:
3.40%, 03/15/29		4,084	4,370,165
2.50%, 09/01/29		4,755	4,736,795
4.88%, 11/15/40		350	422,824
4.25%, 03/15/49		149	172,147
XPO Logistics, Inc., 6.50%, 06/15/22(b)		100	101,950

			22,067,606

Airlines — 0.8%
Air Canada Pass-Through Trust:
Series 2015, Class 2B, 5.00%, 06/15/25(b)		1,426	1,488,750
Series 2017-1, Class B, 3.70%, 07/15/27(b)		23	22,600
Series 2017, Class 1AA, 3.30%, 07/15/31(b)		2,086	2,151,755
American Airlines Group, Inc.:
5.50%, 10/01/19(b)		312	312,000
4.63%, 03/01/20(b)		3,144	3,163,650
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 04/01/24		77	79,135
Series 2015-1, Class B, 3.70%, 11/01/24		767	775,001
Series 2015-2, Class B, 4.40%, 03/22/25		6,244	6,454,733
Series 2016-1, Class B, 5.25%, 07/15/25		4,196	4,459,621
Series 2019-1, Class B, 4.00%, 12/15/25(c)		2,006	2,028,668
Series 2017-1, Class B, 4.95%, 08/15/26		1,469	1,550,062
Series 2017-2, Class B, 3.70%, 04/15/27		1,699	1,708,296
Series 2016-3, Class B, 3.75%, 04/15/27		82	83,697
Series 2019-1, Class A, 3.50%, 12/15/27(c)		5,099	5,220,356
Series 2015-2, Class AA, 3.60%, 03/22/29		1,096	1,149,349
Series 2019-1, Class B, 3.85%, 08/15/29		5,695	5,752,353
Series 2016-2, Class AA, 3.20%, 12/15/29		1,994	2,046,349
Series 2016-3, Class AA, 3.00%, 04/15/30		4,504	4,586,595
Series 2017-1, Class AA, 3.65%, 08/15/30		1,532	1,627,644
Series 2017-2, Class AA, 3.35%, 04/15/31		1,957	2,014,639
Series 2019-1, Class AA, 3.15%, 08/15/33		5,280	5,423,152
American Airlines, Inc.:
Series 2019-1C, 4.13%, 06/15/22(c)		15,927	15,927,000
Series 2011-1B, 4.87%, 04/22/25(c)		1,342	1,389,072
ANA Holdings, Inc.:
0.00%, 09/16/22(g)(h)	JPY	10,000	91,334
0.00%, 09/19/24(g)(h)		60,000	551,335
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20	USD	383	357,866
Continental Airlines Pass-Through Trust, Series 2012, Class B, 6.25%, 10/11/21		29	29,767
Delta Air Lines Pass-Through Trust, Series 2019-1, Class 1AA, 3.20%, 10/25/25	.	4,265	4,455,654
Delta Air Lines, Inc., 2.88%, 03/13/20		26,462	26,518,495
Gol Finance, Inc., 7.00%, 01/31/25(b)		2,093	2,041,002
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 09/15/28(b)		1,452	1,341,655
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 10/11/23		424	436,319
Series 2014-2, Class B, 4.63%, 03/03/24		488	502,482
Series 2016-2, Class B, 3.65%, 04/07/27		266	268,756
Series 2016-1, Class B, 3.65%, 07/07/27		479	487,066
Series 2018-1, Class B, 4.60%, 09/01/27		2,113	2,202,886
Series 2015-1, Class AA, 3.45%, 06/01/29		774	806,297
Series 2019-2, Class B, 3.50%, 11/01/29		4,006	4,012,608

Security		Par (000)	Value

Airlines (continued)
United Airlines Pass-Through Trust: (continued)
Series 2016-1, Class AA, 3.10%, 01/07/30	USD	291	$297,657
Series 2016-2, Class AA, 2.88%, 04/07/30		1,922	1,940,731
Series 2018-1, Class AA, 3.50%, 09/01/31		1,283	1,342,871
Series 2019-2, Class AA, 2.70%, 11/01/33		3,365	3,355,705
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 12/03/22		147	154,364
Series 2013-1, Class B, 5.38%, 05/15/23		570	594,622

			121,203,949

Auto Components — 0.0%
Aptiv PLC, 5.40%, 03/15/49		615	703,380
Lear Corp., 5.25%, 05/15/49		355	365,158

			1,068,538

Automobiles — 0.4%
BMW US Capital LLC, 2.80%, 04/11/26(b)		2,019	2,044,894
Daimler Finance North America LLC:
3.10%, 05/04/20(b)		10,030	10,087,979
2.30%, 02/12/21(b)		9,005	9,011,965
3.35%, 05/04/21(b)		13,377	13,597,370
3.75%, 11/05/21(b)		910	935,633
Daimler International Finance BV, 0.25%, 08/09/21	EUR	370	405,397
Fiat Chrysler Automobiles NV, 4.50%, 04/15/20	USD	336	338,386
General Motors Co.:
5.00%, 04/01/35		259	259,969
6.60%, 04/01/36		3,030	3,471,580
6.25%, 10/02/43		2,689	2,945,885
5.40%, 04/01/48		737	738,248
Toyota Motor Corp., 2.76%, 07/02/29		175	180,971
Volkswagen Group of America Finance LLC:
2.50%, 09/24/21(b)		2,387	2,392,917
2.70%, 09/26/22(b)		4,036	4,055,373
4.75%, 11/13/28(b)		900	1,001,209
Volkswagen International Finance NV:
1.88%, 03/30/27	EUR	2,600	2,994,833
4.13%, 11/16/38		1,200	1,708,019
Volkswagen Leasing GmbH, 1.00%, 02/16/23		650	722,554

			56,893,182

Banks — 7.4%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)	USD	8,540	8,577,828
Australia & New Zealand Banking Group Ltd.:
2.55%, 11/23/21		1,361	1,373,955
2.63%, 11/09/22		1,075	1,093,214
Banco de Sabadell SA, 0.88%, 07/22/25	EUR	3,900	4,307,583
Banco Espirito Santo SA:
2.63%, 05/08/17(f)(i)		400	82,837
4.75%, 01/15/18(f)(i)		2,200	455,601
4.00%, 01/21/19(f)(i)		6,300	1,304,675
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)	USD	1,709	1,706,864
Banco Santander SA:
3.85%, 04/12/23		1,600	1,667,347
2.71%, 06/27/24		6,200	6,268,057
3.31%, 06/27/29		6,400	6,612,035
Banco Votorantim SA:
4.00%, 09/24/22(b)		2,516	2,557,514
4.50%, 09/24/24(b)		2,745	2,820,487
Bangkok Bank PCL, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 1.900%), 3.73%, 09/25/34(j)		2,075	2,103,428
Bank Mandiri Persero Tbk PT, 3.75%, 04/11/24	.	705	728,353
Bank of America Corp.:
2.63%, 10/19/20		5,775	5,811,651
2.63%, 04/19/21		12	12,107
(3 mo. LIBOR US + 0.660%), 2.37%, 07/21/21(j)		14,085	14,107,220

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Bank of America Corp.: (continued)
(3 mo. LIBOR US + 0.630%), 2.33%, 10/01/21(j)	USD	37,283	$37,324,785
(3 mo. LIBOR US + 0.370%), 2.74%, 01/23/22(j)		83	83,470
(3 mo. LIBOR US + 0.630%), 3.50%, 05/17/22(j)		8,468	8,635,996
3.30%, 01/11/23		1,307	1,350,350
(3 mo. LIBOR US + 1.160%), 3.12%, 01/20/23(j)		471	480,408
(3 mo. LIBOR US + 1.021%), 2.88%, 04/24/23(j)		768	779,238
(3 mo. LIBOR US + 0.930%), 2.82%, 07/21/23(j)		7,970	8,091,120
(3 mo. LIBOR US + 0.790%), 3.00%, 12/20/23(j)		401	409,528
(3 mo. LIBOR US + 0.780%), 3.55%, 03/05/24(j)		733	761,781
4.00%, 04/01/24		1,947	2,087,090
4.20%, 08/26/24		3,424	3,672,563
(3 mo. LIBOR US + 0.970%), 3.46%, 03/15/25(j)		5,933	6,182,808
3.95%, 04/21/25		3,619	3,835,168
(3 mo. LIBOR US + 0.810%), 3.37%, 01/23/26(j)		331	344,285
4.45%, 03/03/26		10,821	11,792,618
3.50%, 04/19/26		192	203,842
4.25%, 10/22/26		137	147,919
(3 mo. LIBOR US + 1.060%), 3.56%, 04/23/27(j)		6,820	7,193,732
Series L, 4.18%, 11/25/27		655	707,083
(3 mo. LIBOR US + 1.575%), 3.82%, 01/20/28(j)		17,716	19,017,125
(3 mo. LIBOR US + 1.512%), 3.71%, 04/24/28(j)		21,048	22,386,216
(3 mo. LIBOR US + 1.370%), 3.59%, 07/21/28(j)		1,235	1,303,864
(3 mo. LIBOR US + 1.040%), 3.42%, 12/20/28(j)		37,230	38,883,047
(3 mo. LIBOR US + 1.070%), 3.97%, 03/05/29(j)		8,037	8,708,139
(3 mo. LIBOR US + 1.310%), 4.27%, 07/23/29(j)		2,256	2,509,530
(3 mo. LIBOR US + 1.210%), 3.97%, 02/07/30(j)		3,926	4,290,387
(3 mo. LIBOR US + 1.180%), 3.19%, 07/23/30(j)		1,801	1,857,410
6.11%, 01/29/37		150	196,462
4.75%, 04/21/45		84	101,110
Bank of Montreal:
3.10%, 07/13/20		185	186,594
3.10%, 04/13/21		1,274	1,295,850
1.90%, 08/27/21		281	280,582
2.90%, 03/26/22		1,794	1,828,468
2.55%, 11/06/22		364	369,788
3.30%, 02/05/24		385	400,627
2.50%, 06/28/24		1,387	1,401,719
Barclays PLC:
(3 mo. LIBOR US + 1.610%), 3.93%, 05/07/25(j)		1,650	1,705,398
(3 mo. LIBOR US + 1.902%), 4.97%, 05/16/29(j)		9,280	10,180,501
5.25%, 08/17/45		933	1,052,087
4.95%, 01/10/47		3,853	4,229,393
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 0.38%, 09/03/27	EUR	3,000	3,168,875

Security		Par (000)	Value

Banks (continued)
BBVA Bancomer SA, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 4.308%), 5.88%, 09/13/34(b)(j)	USD	4,634	$4,605,037
BNP Paribas SA:
5.00%, 01/15/21		190	197,041
3.50%, 03/01/23(b)		7,725	7,973,300
3.38%, 01/09/25(b)		988	1,020,251
(3 mo. LIBOR US + 2.235%), 4.71%, 01/10/25(b)(j)		10,062	10,876,574
1.50%, 05/25/28	EUR	14,015	16,958,536
BPCE SA:
3.00%, 05/22/22(b)	USD	2,017	2,046,748
2.70%, 10/01/29(b)		11,639	11,561,352
Citibank NA:
3.40%, 07/23/21		10,990	11,248,139
(3 mo. LIBOR US + 0.530%), 3.17%, 02/19/22(j)		2,510	2,543,002
3.65%, 01/23/24		33,670	35,709,262
Citigroup, Inc.:
2.75%, 04/25/22		62	62,923
4.05%, 07/30/22		27	28,277
(3 mo. LIBOR US + 1.023%), 4.04%, 06/01/24(j)		256	270,497
(3 mo. LIBOR US + 0.897%), 3.35%, 04/24/25(j)		858	888,982
4.40%, 06/10/25		4,656	5,011,671
5.50%, 09/13/25		759	860,464
3.20%, 10/21/26		282	291,513
4.45%, 09/29/27		6,216	6,782,123
(3 mo. LIBOR US + 1.563%), 3.89%, 01/10/28(j)		13,340	14,289,240
(3 mo. LIBOR US + 1.390%), 3.67%, 07/24/28(j)		23,362	24,732,168
(3 mo. LIBOR US + 1.151%), 3.52%, 10/27/28(j)		190	198,700
8.13%, 07/15/39		121	198,379
4.65%, 07/23/48		238	291,267
Citizens Bank N.A., 2.25%, 03/02/20		14,776	14,780,603
Cooperatieve Rabobank UA, 1.38%, 02/03/27	EUR	2,945	3,524,332
Credit Agricole SA, 1.25%, 04/14/26		3,200	3,755,915
Danske Bank A/S:
5.00%, 01/12/22(b)	USD	12,395	13,031,473
3.88%, 09/12/23(b)		1,060	1,098,950
5.38%, 01/12/24(b)		8,820	9,688,162
(3 mo. LIBOR US + 1.591%), 3.24%, 12/20/25(b)(j)		870	876,991
Fifth Third Bancorp, 3.65%, 01/25/24		2,460	2,593,135
HSBC Holdings PLC:
5.10%, 04/05/21		5,085	5,301,180
(3 mo. LIBOR US + 0.987%), 3.95%, 05/18/24(j)		1,875	1,962,284
(3 mo. LIBOR US + 1.546%), 4.04%, 03/13/28(j)		14,472	15,368,548
(3 mo. LIBOR US + 1.535%), 4.58%, 06/19/29(j)		400	443,029
(3 mo. LIBOR US + 1.610%), 3.97%, 05/22/30(j)		1,135	1,211,830
HSBC USA, Inc., 2.35%, 03/05/20		18,862	18,887,132
Huntington National Bank, 3.25%, 05/14/21		3,780	3,843,798
ING Bank NV, 0.00%, 04/08/22	EUR	3,000	3,280,031
ING Groep NV:
4.10%, 10/02/23	USD	14,146	15,016,021
3.55%, 04/09/24		4,289	4,480,713
4.63%, 01/06/26(b)		5,150	5,702,289
Intesa Sanpaolo SpA, 6.50%, 02/24/21(b)		3,034	3,186,845
JPMorgan Chase & Co.:
4.25%, 10/15/20		266	272,183
2.55%, 03/01/21		7,831	7,874,956

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
JPMorgan Chase & Co.: (continued)
4.63%, 05/10/21	USD	5,281	$5,488,651
4.35%, 08/15/21		249	259,024
(3 mo. LIBOR US + 0.610%), 3.51%, 06/18/22(j)		7,676	7,849,183
2.97%, 01/15/23		7,538	7,674,380
3.20%, 01/25/23		1,190	1,228,959
(3 mo. LIBOR US + 0.695%), 3.21%, 04/01/23(j)		25,500	26,121,381
(3 mo. LIBOR US + 0.935%), 2.78%, 04/25/23(j)		2,204	2,232,103
3.38%, 05/01/23		232	239,941
2.70%, 05/18/23		7,711	7,840,635
3.88%, 02/01/24		310	330,296
(3 mo. LIBOR US + 0.730%), 3.56%, 04/23/24(j)		3,340	3,482,965
(3 mo. LIBOR US + 0.890%), 3.80%, 07/23/24(j)		14,168	14,942,602
3.88%, 09/10/24		1,785	1,899,284
(3 mo. LIBOR US + 1.000%), 4.02%, 12/05/24(j)		21,937	23,390,706
3.13%, 01/23/25		1,555	1,610,139
(3 mo. LIBOR US + 1.155%), 3.22%, 03/01/25(j)		86	89,039
3.90%, 07/15/25		169	182,210
(Secured Overnight Financing Rate + 1.160%), 2.30%, 10/15/25(j)		6,600	6,575,044
3.20%, 06/15/26		370	384,111
4.13%, 12/15/26		233	254,234
(3 mo. LIBOR US + 1.245%), 3.96%, 01/29/27(j)		365	394,659
4.25%, 10/01/27		640	703,127
(3 mo. LIBOR US + 1.337%), 3.78%, 02/01/28(j)		29,607	31,675,958
(3 mo. LIBOR US + 1.380%), 3.54%, 05/01/28(j)		31,677	33,402,238
(3 mo. LIBOR US + 0.945%), 3.51%, 01/23/29(j)		2,232	2,359,310
(3 mo. LIBOR US + 1.260%), 4.20%, 07/23/29(j)		4,566	5,060,486
(3 mo. LIBOR US + 1.160%), 3.70%, 05/06/30(j)		1,126	1,206,498
(Secured Overnight Financing Rate + 1.510%), 2.74%, 10/15/30(j)		15,455	15,346,442
(3 mo. LIBOR US + 1.360%), 3.88%, 07/24/38(j)		2,282	2,521,275
(3 mo. LIBOR US + 1.460%), 4.03%, 07/24/48(j)		58	65,572
Kasikornbank PCL, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.34%, 10/02/31(j)		1,740	1,727,154
KeyBank NA:
3.35%, 06/15/21		1,500	1,530,179
2.30%, 09/14/22		745	748,932
Keycorp, 4.15%, 10/29/25		1,241	1,358,013
Lloyds Banking Group PLC:
4.45%, 05/08/25		3,220	3,465,410
3.75%, 01/11/27		5,349	5,547,378
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		1,810	1,850,734
3.00%, 02/22/22		3,776	3,843,168
2.67%, 07/25/22		140	141,446
3.46%, 03/02/23		28,535	29,559,402
3.76%, 07/26/23		8,920	9,377,202
3.41%, 03/07/24		30	31,232
3.85%, 03/01/26		941	1,009,805
3.29%, 07/25/27		477	498,400
3.20%, 07/18/29		770	795,637

Security		Par (000)	Value

Banks (continued)
Mizuho Financial Group, Inc.:
2.63%, 04/12/21(b)	USD	7,250	$7,280,913
2.27%, 09/13/21		5,639	5,635,524
2.95%, 02/28/22		32,190	32,650,839
(3 mo. LIBOR US + 0.980%), 2.84%, 07/16/25(j)		797	805,573
(3 mo. LIBOR US + 1.100%), 2.56%, 09/13/25(j)		9,080	9,055,069
3.66%, 02/28/27		352	377,139
(3 mo. LIBOR US + 1.310%), 2.87%, 09/13/30(j)		4,826	4,805,775
Nordea Bank Abp, 2.13%, 05/29/20(b)		9,883	9,887,328
Royal Bank of Scotland Group PLC:
(3 mo. LIBOR US + 1.480%), 3.50%, 05/15/23(j)		1,875	1,899,956
(3 mo. LIBOR US + 1.550%), 4.52%, 06/25/24(j)		884	929,645
Samba Funding Ltd., 2.75%, 10/02/24		1,800	1,787,850
Santander UK Group Holdings PLC, 2.88%, 08/05/21		12,877	12,922,997
Santander UK PLC, 5.00%, 11/07/23(b)		18,713	19,870,589
Shinhan Financial Group Co. Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.34%, 02/05/30(j)		1,025	1,038,224
Shizuoka Bank Ltd., (3 mo. LIBOR US - 0.500%), 1.78%, 01/25/23(a)(g)		200	189,714
Societe Generale SA, 0.75%, 05/26/23	EUR	5,000	5,609,077
Standard Chartered PLC:
(3 mo. LIBOR US + 1.150%), 4.25%, 01/20/23(b)(j)	USD	18,430	19,054,758
(3 mo. LIBOR US + 1.080%), 3.89%, 03/15/24(b)(j)		4,755	4,908,573
Sumitomo Mitsui Financial Group, Inc.:
2.70%, 07/16/24		4,400	4,449,090
3.04%, 07/16/29		2,780	2,843,607
SunTrust Bank:
2.80%, 05/17/22		4,550	4,629,190
3.20%, 04/01/24		78	81,087
Svenska Handelsbanken AB, 3.35%, 05/24/21		3,000	3,062,883
Toronto-Dominion Bank:
3.50%, 07/19/23		2,658	2,802,923
3.25%, 03/11/24		50	52,254
0.38%, 04/25/24	EUR	4,950	5,456,951
2.65%, 06/12/24	USD	2,502	2,549,164
U.S. Bancorp, 2.95%, 07/15/22		4,709	4,818,366
U.S. Bank NA, (3 mo. LIBOR US + 0.290%), 3.10%, 05/21/21(j)		3,410	3,431,140
US Bancorp:
2.40%, 07/30/24		7,609	7,706,839
3.15%, 04/27/27		187	198,196
Volkswagen Bank GmbH, 0.38%, 07/05/22	EUR	3,800	4,151,773
Washington Mutual Escrow Bonds:
0.00%(c)(f)(i)(k)	USD	2,570	—
0.00%(c)(f)(i)(k)		3,115	—
0.00%(c)(f)(i)(k)		11,911	1
0.00%(c)(f)(i)(k)		13,308	1
Wells Fargo & Co.:
2.60%, 07/22/20		4,233	4,252,982
2.55%, 12/07/20		4,636	4,660,879
3.00%, 01/22/21		80	80,884
2.50%, 03/04/21		15,980	16,055,019
4.60%, 04/01/21		4,396	4,556,239
2.10%, 07/26/21		617	616,378
3.50%, 03/08/22		6,866	7,084,825
2.63%, 07/22/22		14,612	14,774,230
3.75%, 01/24/24		19,263	20,382,947
3.30%, 09/09/24		970	1,012,608
3.00%, 02/19/25		1,100	1,128,051

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Wells Fargo & Co.: (continued)
3.55%, 09/29/25	USD	1,284	$1,357,027
3.00%, 04/22/26		6,321	6,481,284
3.00%, 10/23/26		2,228	2,288,130
(3 mo. LIBOR US + 1.170%), 3.20%, 06/17/27(j)		1,209	1,249,232
(3 mo. LIBOR US + 1.310%), 3.58%, 05/22/28(j)		23,712	25,119,890
4.15%, 01/24/29		2,566	2,845,131
Wells Fargo Bank NA:
(3 mo. LIBOR US + 0.490%), 3.33%, 07/23/21(j)		13,250	13,366,883
3.55%, 08/14/23		2,040	2,141,940
Woori Bank, 5.13%, 08/06/28		600	682,773
Yamaguchi Financial Group, Inc., (3 mo. LIBOR US - 0.500%), 1.61%, 03/26/20(a)(g)		1,000	977,042

			1,158,205,484

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.:
4.70%, 02/01/36		29,211	33,741,568
4.90%, 02/01/46		6,312	7,531,649
Anheuser-Busch InBev Worldwide, Inc.:
4.00%, 04/13/28		57	62,864
4.75%, 01/23/29		26,725	31,061,433
4.95%, 01/15/42		500	589,767
Coca-Cola Co.:
2.20%, 05/25/22		331	333,720
3.20%, 11/01/23		17	17,879
2.88%, 10/27/25		1,599	1,673,345
2.25%, 09/01/26		1,840	1,849,736
Coca-Cola European Partners PLC, 1.88%, 03/18/30	EUR	2,150	2,636,888
Keurig Dr Pepper, Inc.:
3.55%, 05/25/21	USD	2,577	2,632,081
4.06%, 05/25/23		294	310,919
3.43%, 06/15/27		318	328,054
Molson Coors Brewing Co.:
5.00%, 05/01/42		190	209,842
4.20%, 07/15/46		1,710	1,727,993
PepsiCo, Inc.:
3.45%, 10/06/46		3,905	4,208,458
4.00%, 05/02/47		2,861	3,350,701
PepsiCo., Inc., 4.45%, 04/14/46		1,227	1,528,576

			93,795,473

Biotechnology — 0.5%
AbbVie, Inc.:
3.60%, 05/14/25		1,710	1,778,547
4.50%, 05/14/35		13,962	14,962,050
4.70%, 05/14/45		91	97,349
Amgen, Inc.:
4.40%, 05/01/45		8,673	9,801,223
4.66%, 06/15/51		461	539,751
Baxalta, Inc., 5.25%, 06/23/45		923	1,193,705
Celgene Corp.:
3.95%, 10/15/20		840	854,836
2.25%, 08/15/21		470	470,019
3.25%, 08/15/22		4,110	4,234,647
3.55%, 08/15/22		3,980	4,127,616
2.75%, 02/15/23		5,783	5,886,114
3.25%, 02/20/23		12,189	12,618,251
3.63%, 05/15/24		48	50,688
Gilead Sciences, Inc.:
3.50%, 02/01/25		8,217	8,675,297
3.65%, 03/01/26		945	1,012,876
4.60%, 09/01/35		4,174	4,948,381
4.80%, 04/01/44		2,377	2,842,800

Security		Par (000)	Value

Biotechnology (continued)
Gilead Sciences, Inc.: (continued)
4.50%, 02/01/45	USD	630	$729,062
4.75%, 03/01/46		324	385,640

			75,208,852

Building Products — 0.1%
Johnson Controls International PLC:
4.63%, 07/02/44		1,950	2,119,742
5.13%, 09/14/45		107	124,852
4.50%, 02/15/47		57	62,836
LIXIL Group Corp.:
0.00%, 03/04/20(g)(h)	JPY	80,000	730,847
0.00%, 03/04/22(g)(h)		30,000	269,605
Masonite International Corp., 5.75%, 09/15/26(b)	USD	120	126,600
Owens Corning:
3.95%, 08/15/29		1,900	1,931,864
4.30%, 07/15/47		259	235,209
Sika Capital BV, 0.88%, 04/29/27	EUR	3,000	3,411,780

			9,013,335

Capital Markets — 2.0%
Bank of New York Mellon Corp.:
(3 mo. LIBOR US + 0.634%), 2.66%, 05/16/23(j)	USD	763	772,917
3.65%, 02/04/24		134	142,193
2.80%, 05/04/26		1,534	1,575,439
(3 mo. LIBOR US + 1.069%), 3.44%, 02/07/28(j)		5,665	6,006,943
CCTI 2017 Ltd., 3.63%, 08/08/22		1,675	1,657,203
Charles Schwab Corp., 3.20%, 03/02/27		3,391	3,548,817
Cindai Capital Ltd., 0.00%, 02/08/23(g)(h)		2,461	2,381,379
CME Group, Inc.:
3.00%, 09/15/22		255	263,159
3.75%, 06/15/28		1,760	1,966,723
Credit Suisse Group AG:
(3 mo. LIBOR US + 1.200%), 3.00%, 12/14/23(b)(j)		15,500	15,656,431
(3 mo. LIBOR US + 1.240%), 4.21%, 06/12/24(b)(j)		11,965	12,599,423
Credit Suisse Group Funding Guernsey Ltd.:
3.45%, 04/16/21		1,328	1,349,877
3.80%, 06/09/23		1,710	1,785,885
3.75%, 03/26/25		790	829,712
Deutsche Bank AG:
2.70%, 07/13/20		12,042	12,017,350
2.95%, 08/20/20		925	924,626
4.25%, 02/04/21		2,930	2,962,730
4.25%, 10/14/21		3,652	3,709,962
Goldman Sachs Group, Inc.:
2.55%, 10/23/19		17,220	17,222,076
2.75%, 09/15/20		2,492	2,505,389
5.25%, 07/27/21		81	85,364
2.35%, 11/15/21		14,988	15,003,737
5.75%, 01/24/22		1,691	1,821,869
(3 mo. LIBOR US + 1.053%), 2.91%, 06/05/23(j)		668	676,638
(3 mo. LIBOR US + 0.990%), 2.91%, 07/24/23(j)		193	195,592
3.75%, 05/22/25		340	359,801
3.75%, 02/25/26		20	21,151
(3 mo. LIBOR US + 1.170%), 3.33%, 05/15/26(a)		10,315	10,368,005
3.50%, 11/16/26		900	934,964
3.85%, 01/26/27		9,801	10,392,701
(3 mo. LIBOR US + 1.510%), 3.69%, 06/05/28(j)		15,287	16,034,753

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Goldman Sachs Group, Inc.: (continued)
(3 mo. LIBOR US + 1.158%), 3.81%, 04/23/29(j)	USD	2,608	$2,768,937
(3 mo. LIBOR US + 1.301%), 4.22%, 05/01/29(j)		2,770	3,023,704
(3 mo. LIBOR US + 1.373%), 4.02%, 10/31/38(j)		4,160	4,479,361
(3 mo. LIBOR US + 1.430%), 4.41%, 04/23/39(j)		135	152,471
Intercontinental Exchange, Inc.:
4.00%, 10/15/23		1,000	1,067,262
3.75%, 12/01/25		6,634	7,141,819
3.10%, 09/15/27		1,680	1,759,593
3.75%, 09/21/28		6,270	6,868,453
4.25%, 09/21/48		330	391,768
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17(c)(f)(i)		7,360	1
Moody’s Corp.:
2.75%, 12/15/21		411	416,442
4.88%, 02/15/24		608	669,906
Morgan Stanley:
3.13%, 01/23/23		178	182,581
3.75%, 02/25/23		13,503	14,117,944
4.00%, 07/23/25		230	248,119
3.13%, 07/27/26		260	267,957
6.25%, 08/09/26		5,612	6,804,333
3.63%, 01/20/27		26,090	27,625,230
(3 mo. LIBOR US + 1.340%), 3.59%, 07/22/28(j)		20,468	21,576,847
(3 mo. LIBOR US + 1.140%), 3.77%, 01/24/29(j)		14,783	15,799,742
Northern Trust Corp.:
3.15%, 05/03/29		419	443,367
(3 mo. LIBOR US + 1.131%), 3.38%, 05/08/32(j)		4,895	5,023,592
Nuveen LLC, 4.00%, 11/01/28(b)		421	470,172
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(g)(h)		2,640	2,614,267
State Street Corp.:
3.55%, 08/18/25		99	106,045
2.65%, 05/19/26		3,056	3,134,458
(3 mo. LIBOR US + 1.030%), 4.14%, 12/03/29(j)		461	520,387
UBS Group AG, (3 mo. LIBOR US + 1.468%), 3.13%, 08/13/30(b)(j)		3,857	3,883,277
UBS Group Funding Switzerland AG:
2.65%, 02/01/22(b)		334	336,832
3.49%, 05/23/23(b)		3,000	3,079,514
(3 mo. LIBOR US + 0.954%), 2.86%, 08/15/23(b)(j)		14,300	14,454,263
4.13%, 09/24/25(b)		9,064	9,792,452
4.25%, 03/23/28(b)		1,726	1,882,668

			306,876,573

Chemicals — 0.4%
Air Liquide Finance SA, 2.50%, 09/27/26(b)		1,050	1,060,232
BASF SE, 2.00%, 12/05/22	EUR	7,460	8,680,976
Cydsa SAB de CV, 6.25%, 10/04/27(b)	USD	2,415	2,454,998
Dow Chemical Co.:
9.00%, 04/01/21		3,960	4,322,919
4.13%, 11/15/21		136	140,947
4.55%, 11/30/25(b)		2,012	2,210,133
3.63%, 05/15/26(b)		6,554	6,840,804
4.80%, 11/30/28(b)		515	581,785
4.38%, 11/15/42		6,397	6,640,432
DuPont de Nemours, Inc.:
4.21%, 11/15/23		97	103,947
4.49%, 11/15/25		17,561	19,406,896
5.42%, 11/15/48		6,752	8,548,287
Kansai Paint Co. Ltd., 0.00%, 06/17/22(g)(h)	JPY	80,000	778,802

Security		Par (000)	Value

Chemicals (continued)
LG Chem Ltd., 0.00%, 04/16/21(g)(h)	EUR	300	$324,125
Mitsubishi Chemical Holdings Corp.:
0.00%, 03/30/22(g)(h)	JPY	150,000	1,390,204
0.00%, 03/29/24(g)(h)		40,000	372,621
Rock International Investment, Inc., 6.63%, 03/27/20	USD	500	372,225
RPM International, Inc., 4.25%, 01/15/48		679	662,755
Sherwin-Williams Co.:
4.00%, 12/15/42		971	1,005,356
4.50%, 06/01/47		1,391	1,558,782
UPL Corp. Ltd., 4.50%, 03/08/28		1,040	1,078,192

			68,535,418

Commercial Services & Supplies — 0.2%
Beijing Environment Bvi Co. Ltd., 5.30%, 10/18/21		680	701,463
Conservation Fund, 3.47%, 12/15/29		2,533	2,576,140
Republic Services, Inc.:
3.55%, 06/01/22		2,050	2,123,923
4.75%, 05/15/23		5,974	6,470,532
2.90%, 07/01/26		2,994	3,080,478
3.95%, 05/15/28		5,737	6,347,858
Waste Management, Inc.:
3.13%, 03/01/25		1,035	1,085,419
3.90%, 03/01/35		1,676	1,848,242
4.00%, 07/15/39		6,465	7,343,091
4.15%, 07/15/49		4,100	4,777,897

			36,355,043

Communications Equipment — 0.1%
Cisco Systems, Inc., 2.95%, 02/28/26		309	325,494
Motorola Solutions, Inc., 4.60%, 05/23/29		10,200	11,115,579

			11,441,073

Construction & Engineering — 0.0%
China City Construction International Co. Ltd., 5.35%, 07/03/17(f)(i)	CNH	340	1,546
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/19(f)(i)	USD	350	287,070
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22		2,048	2,182,758
IHS Netherlands Holdco BV:
7.13%, 03/18/25(b)		1,509	1,534,578
8.00%, 09/18/27(b)		2,135	2,178,234
Shimizu Corp., 0.00%, 10/16/20(g)(h)	JPY	50,000	465,896
Zhengzhou Real Estate Group Co. Ltd., 3.95%, 10/09/22	USD	965	964,963

			7,615,045

Construction Materials — 0.0%
Cemex SAB de CV, 3.72%, 03/15/20(g)		593	590,331
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23		134	136,345

			726,676

Consumer Finance — 1.0%
American Express Co.:
2.50%, 08/01/22		2,604	2,630,140
3.70%, 08/03/23		6,277	6,613,221
2.50%, 07/30/24		240	241,856
4.20%, 11/06/25		3,624	3,982,556
3.13%, 05/20/26		11,205	11,647,574
American Express Credit Corp.:
2.38%, 05/26/20		563	563,734
2.60%, 09/14/20		48	48,247
2.25%, 05/05/21		3,441	3,453,206
2.70%, 03/03/22		437	444,614
American Honda Finance Corp., 2.15%, 09/10/24		4,500	4,480,792

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	69

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
Capital One Financial Corp.:
3.45%, 04/30/21	USD	1,162	$1,183,045
4.75%, 07/15/21		719	750,714
3.20%, 01/30/23		940	964,689
3.90%, 01/29/24		12,656	13,371,099
3.30%, 10/30/24		125	129,376
4.25%, 04/30/25		3,691	3,994,276
3.75%, 03/09/27		3,676	3,858,684
3.80%, 01/31/28		748	789,130
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		1,482	1,473,664
Discover Financial Services, 4.10%, 02/09/27		1,762	1,874,898
Ford Motor Credit Co. LLC:
2.43%, 06/12/20		2,180	2,174,550
3.16%, 08/04/20		2,130	2,135,296
3.20%, 01/15/21		2,396	2,399,203
5.75%, 02/01/21		7,810	8,074,094
3.34%, 03/18/21		1,500	1,507,006
5.88%, 08/02/21		200	209,490
3.22%, 01/09/22		31,157	31,125,419
3.34%, 03/28/22		2,303	2,306,030
2.98%, 08/03/22		6,575	6,520,906
5.58%, 03/18/24		1,894	2,013,454
4.69%, 06/09/25		925	943,547
4.13%, 08/04/25		1,907	1,886,712
4.39%, 01/08/26		1,078	1,072,775
5.11%, 05/03/29		209	210,127
General Motors Financial Co., Inc.:
4.20%, 11/06/21		724	746,919
3.55%, 07/08/22		120	122,456
4.00%, 01/15/25		11,830	12,145,476
4.35%, 04/09/25		210	218,746
4.00%, 10/06/26		1,389	1,405,509
Hyundai Capital Services, Inc., 3.00%, 08/29/22(b)		7,790	7,850,859
Synchrony Financial:
2.70%, 02/03/20		1,986	1,988,255
4.38%, 03/19/24		3,303	3,504,905
4.25%, 08/15/24		570	600,826
4.50%, 07/23/25		133	141,936
3.70%, 08/04/26		4	4,083
Tarjeta Naranja SA, (30 to 35 Days Argentina Deposit Rates Badlar Private Banks + 3.500%), 51.58%, 04/11/22(a)(b)		3,141	507,642
Toyota Motor Credit Corp.:
3.35%, 01/08/24		75	79,050
3.05%, 01/11/28		3,390	3,580,943
3.65%, 01/08/29		1,684	1,864,732
Unifin Financiera SAB de CV SOFOM ENR, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 6.308%), 8.88%(b)(j)(k)		2,052	1,811,531

			161,647,992

Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 09/15/22(b)		336	340,361
Graphic Packaging International LLC, 4.75%, 04/15/21		104	107,380
International Paper Co.:
5.00%, 09/15/35		245	284,922
6.00%, 11/15/41		4,020	4,905,898
4.40%, 08/15/47		79	82,227
Klabin Finance SA, 4.88%, 09/19/27(b)		3,015	3,049,861
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 7.00%, 07/15/24(b)		155	160,619

			8,931,268

Security		Par (000)	Value

Diversified Consumer Services — 0.1%
American University, 3.67%, 04/01/49	USD	6,416	$7,073,229
China Education Group Holdings Ltd., 2.00%, 03/28/24(g)	HKD	8,000	1,083,226
George Washington University, 4.13%, 09/15/48	USD	3,257	3,887,316
Massachusetts Institute of Technology, 3.96%, 07/01/38		1,385	1,615,568
University of Southern California, 3.03%, 10/01/39		366	377,054
Wesleyan University, 4.78%, 07/01/2116		1,285	1,539,517

			15,575,910

Diversified Financial Services — 1.3%
AXA Equitable Holdings, Inc.:
3.90%, 04/20/23		880	918,489
5.00%, 04/20/48		1,640	1,767,776
Azul Investments LLP, 5.88%, 10/26/24(b)		234	233,561
Banque Federative du Credit Mutuel SA:
0.13%, 02/05/24	EUR	4,100	4,487,133
0.75%, 06/08/26		700	789,461
Baoxin Auto Finance I Ltd., (3 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 8.909%), 5.63%(j)(k)	USD	500	406,563
BAT International Finance PLC:
3.95%, 06/15/25(b)		12,755	13,278,198
3.13%, 03/06/29	EUR	4,527	5,545,986
BHP Billiton Finance USA Ltd.:
4.13%, 02/24/42	USD	1,179	1,357,698
5.00%, 09/30/43		1,571	2,028,220
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)		2,287	2,372,762
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23		2,211	2,317,360
CK Hutchison International 17 II Ltd., 3.25%, 09/29/27		600	617,812
Coastal Emerald Ltd.:
(5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 7.445%), 4.30%(j)(k)		1,190	1,188,217
3.95%, 08/01/22		695	698,475
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)		3,890	4,107,512
Easy Tactic Ltd.:
8.63%, 02/27/24		630	604,800
8.13%, 07/11/24		800	750,848
Energuate Trust, 5.88%, 05/03/27(b)		547	547,684
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		8,729	9,135,062
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29		5,651	6,063,424
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		3,223	3,556,879
Greenko Mauritius Ltd., 6.25%, 02/21/23		900	913,500
Guojing Capital BVI Ltd., 3.95%, 12/11/22		498	497,378
Holcim U.S. Finance Sarl & Cie SCS, 5.15%, 09/12/23(b)		3,645	3,917,076
Hyundai Capital America:
2.55%, 04/03/20(b)		21,316	21,362,629
3.95%, 02/01/22(b)		11,376	11,681,901
IBM Credit LLC, 3.45%, 11/30/20		4,770	4,853,185
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		2,174	2,028,125
8.00%, 02/15/24(b)		155	161,006
8.50%, 10/15/24(b)		1,808	1,821,000
InterCorp. Peru Ltd., 3.88%, 08/15/29(b)		789	792,945
Merck Financial Services GmbH:
0.01%, 12/15/23	EUR	10,600	11,578,813
0.88%, 07/05/31		1,500	1,685,614
New Lion Bridge Co. Ltd., 9.75%, 10/10/20	USD	430	384,313

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
ORIX Corp., 2.90%, 07/18/22	USD	4,177	$4,247,287
Pacific National Finance Pty Ltd., 4.75%, 03/22/28		1,100	1,153,557
Pearl Holding III Ltd., 9.50%, 12/11/22		600	435,000
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		890	592,015
RELX Capital, Inc.:
3.50%, 03/16/23		6,730	6,972,189
1.30%, 05/12/25	EUR	4,085	4,720,651
4.00%, 03/18/29	USD	6,770	7,389,266
Santos Finance Ltd., 5.25%, 03/13/29		1,500	1,621,703
Shell International Finance BV:
2.25%, 01/06/23		900	909,050
3.25%, 05/11/25		3,000	3,173,921
1.25%, 05/12/28	EUR	2,550	3,031,379
4.13%, 05/11/35	USD	7,771	8,980,658
6.38%, 12/15/38		1,561	2,281,788
3.63%, 08/21/42		2,076	2,234,483
4.55%, 08/12/43		1,125	1,383,306
3.75%, 09/12/46		3	3,327
Siemens Financieringsmaatschappij NV:
0.00%, 09/05/21	EUR	5,070	5,550,668
0.13%, 09/05/29		1,110	1,187,193
1.38%, 09/06/30		200	240,016
1.25%, 02/28/31		4,670	5,538,776
0.50%, 09/05/34		1,020	1,087,274
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(b)	USD	2,647	2,826,996
Total Capital International SA:
2.75%, 06/19/21		380	384,880
2.88%, 02/17/22		370	378,342
3.70%, 01/15/24		21	22,408
3.75%, 04/10/24		140	149,966
2.43%, 01/10/25		2,110	2,133,739
1.38%, 10/04/29	EUR	2,200	2,665,542
Volvo Treasury AB, (3 mo. EURIBOR + 0.650%), 0.22%, 09/13/21(a)		1,600	1,755,140
Woodside Finance Ltd., 3.65%, 03/05/25(b)	USD	562	579,237

			198,081,162

Diversified Telecommunication Services — 1.5%
AT&T Inc.:
3.20%, 03/01/22		2,658	2,722,826
3.40%, 06/15/22		116	119,574
0.00%, 11/27/22(b)(h)		18,000	16,661,750
3.60%, 07/15/25		2,168	2,282,197
3.80%, 02/15/27		1,895	2,005,542
4.10%, 02/15/28		23	24,864
4.35%, 03/01/29		114	125,912
4.30%, 02/15/30		27,163	29,886,848
4.50%, 05/15/35		6,227	6,832,209
5.25%, 03/01/37		130	152,999
6.00%, 08/15/40		8,417	10,496,386
5.35%, 09/01/40		420	492,109
6.38%, 03/01/41		699	899,912
5.55%, 08/15/41		295	352,636
5.15%, 03/15/42		2,277	2,609,171
4.30%, 12/15/42		591	616,724
4.65%, 06/01/44		689	742,528
4.80%, 06/15/44		3,085	3,412,457
4.35%, 06/15/45		10,368	10,895,272
4.85%, 07/15/45		4,435	4,946,878
4.75%, 05/15/46		1,091	1,209,882
5.15%, 11/15/46		2,197	2,538,598
5.45%, 03/01/47		1,393	1,685,172
C&W Senior Financing DAC, 6.88%, 09/15/27(b)		3,437	3,561,591
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		2,788	2,840,275
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26(b)		1,285	1,354,470

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Intelsat SA, 4.50%, 06/15/25(g)	USD	3,270	$4,801,037
Level 3 Financing, Inc.:
5.38%, 08/15/22		1,419	1,426,982
5.63%, 02/01/23		2,376	2,405,700
Oi SA, 10.00% (10.00% Cash or 12.00% PIK), 07/27/25(l)		4,532	4,152,445
Orange SA:
1.20%, 07/11/34	EUR	2,700	3,096,376
1.38%, 09/04/49		300	310,512
Telefonica del Peru SAA, 7.38%, 04/10/27(b)	PEN	4,500	1,415,304
Verizon Communications, Inc.:
3.38%, 02/15/25	USD	674	710,980
4.13%, 03/16/27		45,463	50,199,083
4.50%, 08/10/33		10,648	12,363,827
4.40%, 11/01/34		2,201	2,517,821
4.27%, 01/15/36		30,080	33,823,325
5.25%, 03/16/37		1,994	2,468,696
4.81%, 03/15/39		2,493	2,987,994
4.75%, 11/01/41		423	501,683

			232,650,547

Electric Utilities — 2.1%
Adani Transmission Ltd., 4.00%, 08/03/26		662	676,688
AEP Texas, Inc.:
3.95%, 06/01/28		9,781	10,797,539
4.15%, 05/01/49		93	107,015
AEP Transmission Co. LLC:
4.25%, 09/15/48		2,195	2,582,386
3.80%, 06/15/49		40	43,987
3.15%, 09/15/49		1,870	1,839,546
Alabama Power Co.:
3.55%, 12/01/23		885	935,404
4.15%, 08/15/44		310	351,680
3.75%, 03/01/45		5,240	5,647,771
Series A, 4.30%, 07/15/48		2,597	3,036,011
3.45%, 10/01/49		3,110	3,207,488
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		4,197	4,357,716
3.75%, 08/15/47		2,530	2,730,994
4.25%, 09/15/48		1,490	1,736,796
3.20%, 09/15/49		1,480	1,464,389
Bi Hai Co. Ltd., 6.25%, 03/05/22		400	412,375
CenterPoint Energy Houston Electric LLC:
3.55%, 08/01/42		2,240	2,398,862
3.95%, 03/01/48		549	626,463
Commonwealth Edison Co., 2.95%, 08/15/27		1,200	1,242,677
Dayton Power & Light Co., 3.95%, 06/15/49(b)		4,358	4,785,302
DTE Electric Co., 4.05%, 05/15/48		6,670	7,734,423
Duke Energy Carolinas LLC:
3.05%, 03/15/23		1,085	1,122,593
3.95%, 11/15/28		1,701	1,898,941
2.45%, 08/15/29		5,675	5,679,234
5.30%, 02/15/40		444	575,587
4.25%, 12/15/41		483	557,062
4.00%, 09/30/42		1,150	1,286,808
3.88%, 03/15/46		1,550	1,720,844
3.70%, 12/01/47		3,510	3,810,520
3.95%, 03/15/48		856	964,330
3.20%, 08/15/49		2,905	2,912,874
Duke Energy Florida LLC:
3.80%, 07/15/28		2,807	3,092,144
6.40%, 06/15/38		3,550	5,213,676
3.40%, 10/01/46		2,103	2,171,796
4.20%, 07/15/48		6	6,983
Duke Energy Ohio, Inc., 3.65%, 02/01/29		10,000	10,941,123
Duke Energy Progress LLC:
3.00%, 09/15/21		1,710	1,741,688
3.25%, 08/15/25		4,025	4,245,190
3.70%, 09/01/28		10,090	11,074,838
3.45%, 03/15/29		599	646,507

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	71

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Duke Energy Progress LLC: (continued)
4.10%, 05/15/42	USD	2,622	$2,985,603
4.10%, 03/15/43		2,545	2,872,263
4.38%, 03/30/44		625	737,465
3.70%, 10/15/46		49	52,642
Entergy Arkansas LLC, 4.20%, 04/01/49		164	189,836
Entergy Corp., 2.95%, 09/01/26		521	529,058
Entergy Louisiana LLC:
5.40%, 11/01/24		1,470	1,701,370
4.20%, 09/01/48		5,580	6,537,150
4.20%, 04/01/50		10	11,755
Eversource Energy, 2.90%, 10/01/24		6,724	6,889,054
Exelon Corp.:
4.95%, 06/15/35		700	819,348
4.45%, 04/15/46		2,155	2,436,676
FirstEnergy Transmission LLC:
4.35%, 01/15/25(b)		13,860	14,952,336
4.55%, 04/01/49(b)		4,200	4,940,573
Florida Power & Light Co.:
(3 mo. LIBOR US + 0.400%), 2.64%, 05/06/22(a)		26,545	26,552,292
3.25%, 06/01/24		60	62,988
3.70%, 12/01/47		81	89,803
3.95%, 03/01/48		5,658	6,540,665
3.15%, 10/01/49		5,810	5,911,841
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(b)		4,333	2,274,825
Huachen Energy Co. Ltd., 6.63%, 05/18/20		400	231,375
Indiana Michigan Power Co.:
4.55%, 03/15/46		366	442,662
3.75%, 07/01/47		684	742,548
4.25%, 08/15/48		195	230,078
Interstate Power & Light Co.:
3.60%, 04/01/29		112	120,102
3.50%, 09/30/49		395	396,919
ITC Holdings Corp., 2.70%, 11/15/22		3,406	3,438,764
Kansas City Power & Light Co., 4.20%, 03/15/48		6,533	7,650,880
LLPL Capital Pte Ltd., 6.88%, 02/04/39		642	743,270
MidAmerican Energy Co.:
4.40%, 10/15/44		2,689	3,224,789
3.65%, 08/01/48		1,020	1,111,734
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		1,152	1,269,989
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		1,175	1,188,219
Northern States Power Co.:
3.40%, 08/15/42		4,300	4,503,679
4.00%, 08/15/45		1,610	1,838,678
3.60%, 09/15/47		855	928,110
4.20%, 09/01/48		2,160	2,480,014
2.90%, 03/01/50		1,945	1,880,390
NSTAR Electric Co.:
3.20%, 05/15/27		2,007	2,112,486
3.25%, 05/15/29		825	879,727
Ohio Power Co.:
Series G, 6.60%, 02/15/33		3,415	4,735,084
4.00%, 06/01/49		2,719	3,092,143
Oklahoma Gas & Electric Co., 3.30%, 03/15/30		9,325	9,706,831
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28(b)		5,350	5,890,990
5.75%, 03/15/29		480	607,456
4.55%, 12/01/41		1,621	1,977,695
3.80%, 09/30/47		2,227	2,465,460
4.10%, 11/15/48		169	198,976
3.80%, 06/01/49(b)		997	1,117,783

Security		Par (000)	Value

Electric Utilities (continued)
Oncor Electric Delivery Co. LLC: (continued)
3.10%, 09/15/49(b)	USD	2,220	$2,224,559
Pacificorp:
4.10%, 02/01/42		5,963	6,789,611
4.13%, 01/15/49		2,385	2,765,064
Public Service Electric & Gas Co.:
2.38%, 05/15/23		990	1,002,494
3.65%, 09/01/28		6,843	7,496,137
3.20%, 05/15/29		321	341,233
Southern Co. Gas Capital Corp., 3.95%, 10/01/46		310	325,443
Southwestern Electric Power Co., 4.10%, 09/15/28		2,574	2,851,871
Southwestern Public Service Co.:
4.50%, 08/15/41		147	172,994
3.40%, 08/15/46		338	348,250
3.75%, 06/15/49		6	6,617
Tampa Electric Co.:
4.35%, 05/15/44		1,250	1,458,446
4.30%, 06/15/48		1,017	1,189,439
4.45%, 06/15/49		2,741	3,308,568
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20(g)(h)	JPY	110,000	1,004,382
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)	USD	8,407	8,936,538
Union Electric Co., 3.50%, 03/15/29		3,760	4,086,253
Vistra Operations Co. LLC:
3.55%, 07/15/24(b)		5,420	5,455,974
5.00%, 07/31/27(b)		2,527	2,602,001
4.30%, 07/15/29(b)		8,908	9,139,674

			330,178,172

Electrical Equipment — 0.2%
Bizlink Holding, Inc., 0.00%, 02/01/23(g)(h)		750	790,843
Eaton Capital Unlimited Co.:
0.02%, 05/14/21	EUR	7,480	8,167,644
0.70%, 05/14/25		3,085	3,426,732
Schneider Electric SE, 0.25%, 09/09/24		12,700	14,037,701
Suzlon Energy Ltd., 5.75%, 07/16/19(e)(f)(g)(i)	USD	500	150,000

			26,572,920

Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 04/01/24		1,816	1,872,470
Corning, Inc.:
3.70%, 11/15/23		775	810,706
4.38%, 11/15/57		1,800	1,853,529
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22(g)(h)		600	576,095
LG Display Co. Ltd., 1.50%, 08/22/24(g)		600	607,398

			5,720,198

Energy Equipment & Services — 0.2%
Anton Oilfield Services Group/Hong Kong, 9.75%, 12/05/20		410	421,147
Bristow Group, Inc., 8.75%, 03/01/23(b)(f)(i)		4,619	4,526,620
Halliburton Co.:
3.80%, 11/15/25		11,850	12,551,795
7.45%, 09/15/39		95	135,310
4.75%, 08/01/43		183	197,436
Hilong Holding Ltd., 8.25%, 09/26/22		250	252,500
Nabors Industries, Inc., 5.50%, 01/15/23		2	1,645
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		885	874,134
SEACOR Holdings, Inc., 3.25%, 05/15/30(g)		4,204	3,924,732
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		1,058	1,060,856
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)		8,718	9,110,310
Transocean Proteus Ltd., 6.25%, 12/01/24(b)		875	888,379

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services (continued)
Transocean, Inc., 9.00%, 07/15/23(b)	USD	1,797	$1,846,418

			35,791,282

Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
3.30%, 02/15/21		60	60,857
2.25%, 01/15/22		120	120,158
4.70%, 03/15/22		20	21,188
3.50%, 01/31/23		4,832	5,006,064
3.00%, 06/15/23		1,030	1,053,618
5.00%, 02/15/24		1,063	1,174,497
3.38%, 05/15/24		170	176,695
2.95%, 01/15/25		1,660	1,695,031
4.00%, 06/01/25		2,279	2,435,862
4.40%, 02/15/26		118	129,324
3.38%, 10/15/26		2,523	2,623,896
2.75%, 01/15/27		1,475	1,472,610
3.13%, 01/15/27		541	551,885
3.95%, 03/15/29		1,740	1,873,983
3.80%, 08/15/29		3,514	3,750,511
Crown Castle International Corp.:
3.40%, 02/15/21		32	32,439
2.25%, 09/01/21		80	80,066
4.88%, 04/15/22		144	153,081
5.25%, 01/15/23		1,333	1,451,329
3.15%, 07/15/23		2,323	2,380,150
3.20%, 09/01/24		18,123	18,615,741
4.45%, 02/15/26		534	584,768
3.70%, 06/15/26		6,074	6,403,888
4.00%, 03/01/27		548	589,533
3.65%, 09/01/27		945	1,000,569
3.80%, 02/15/28		118	125,495
4.30%, 02/15/29		232	256,139
3.10%, 11/15/29		7,185	7,207,683
Equinix, Inc., 5.38%, 01/01/22		620	633,950
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		300	310,200
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 04/15/21		650	664,287
3.35%, 09/01/24		2,340	2,353,338
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24		1,030	1,129,138
Prologis Euro Finance LLC, 1.50%, 09/10/49	EUR	1,010	1,051,764
Realty Income Corp.:
4.13%, 10/15/26	USD	2,860	3,150,141
3.00%, 01/15/27		865	891,289
Trust F/1401, 4.87%, 01/15/30(b)		1,856	1,909,070

			73,120,237

Food & Staples Retailing — 0.6%
Alimentation Couche-Tard, Inc., 3.55%, 07/26/27(b)		10,695	11,117,998
CVS Health Corp.:
4.10%, 03/25/25		7,921	8,463,310
2.88%, 06/01/26		714	715,642
4.88%, 07/20/35		910	1,013,717
4.78%, 03/25/38		971	1,063,423
5.13%, 07/20/45		15,122	17,140,198
5.05%, 03/25/48		2,100	2,383,350
Kroger Co., 2.65%, 10/15/26		4,198	4,159,360
Walgreens Boots Alliance, Inc.:
3.45%, 06/01/26		20,919	21,602,829
4.80%, 11/18/44		267	281,970
Walmart, Inc.:
3.55%, 06/26/25		4,279	4,619,480
3.25%, 07/08/29		8,153	8,807,561
3.95%, 06/28/38		6,100	7,145,850
4.00%, 04/11/43		2,215	2,597,458
4.30%, 04/22/44		255	315,618

			91,427,764

Security		Par (000)	Value

Food Products — 0.1%
BRF GmbH, 4.35%, 09/29/26(b)	USD	2,256	$2,234,145
Campbell Soup Co., 8.88%, 05/01/21		2,350	2,567,567
Ezaki Glico Co. Ltd., 0.00%, 01/30/24(g)(h)	JPY	10,000	91,783
Grupo Bimbo SAB de CV, 4.00%, 09/06/49(b)	USD	2,420	2,279,943
JBS Investments II GmbH, 5.75%, 01/15/28(b)		2,377	2,475,646
Knight Castle Investments Ltd., 7.99%, 01/23/21		700	390,250
Marfrig Holdings Europe BV, 8.00%, 06/08/23(b)		1,600	1,666,500
MHP Lux SA, 6.25%, 09/19/29(b)		4,129	3,974,163
Tyson Foods, Inc.:
4.00%, 03/01/26		123	133,367
3.55%, 06/02/27		5,114	5,418,902
5.15%, 08/15/44		480	572,526
4.55%, 06/02/47		385	431,763
5.10%, 09/28/48		662	804,269

			23,040,824

Gas Utilities — 0.0%
Atmos Energy Corp.:
4.13%, 10/15/44		44	50,912
3.38%, 09/15/49		2,565	2,603,514
Piedmont Natural Gas Co., Inc., 3.64%, 11/01/46		427	440,050

			3,094,476

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories:
3.40%, 11/30/23		1,079	1,131,611
3.75%, 11/30/26		18,829	20,513,130
Baxter International, Inc., 1.70%, 08/15/21		500	495,923
Becton Dickinson and Co.:
2.68%, 12/15/19		1,865	1,865,452
3.30%, 03/01/23		5,026	5,120,690
4.69%, 12/15/44		139	161,372
Covidien International Finance SA, 2.95%, 06/15/23		3,090	3,190,580
Edwards Lifesciences Corp., 4.30%, 06/15/28		856	964,239
Medtronic Global Holdings SCA:
0.00%, 12/02/22	EUR	1,995	2,177,763
0.38%, 03/07/23		1,720	1,896,704
1.63%, 03/07/31		535	647,288
Medtronic, Inc.:
3.50%, 03/15/25	USD	1,202	1,290,218
4.38%, 03/15/35		9,883	11,893,602

			51,348,572

Health Care Providers & Services — 1.4%
Aetna, Inc.:
4.50%, 05/15/42		5,358	5,654,289
4.13%, 11/15/42		1,329	1,330,609
4.75%, 03/15/44		1,703	1,866,300
AMN Healthcare, Inc., 5.13%, 10/01/24(b)		136	141,100
Anthem, Inc.:
3.50%, 08/15/24		473	495,731
3.65%, 12/01/27		238	250,088
4.10%, 03/01/28		1,795	1,938,714
2.88%, 09/15/29		1,625	1,607,967
Baylor Scott & White Holdings, 4.19%, 11/15/45		1,525	1,796,990
Catholic Health Initiatives, 4.35%, 11/01/42		1,075	1,152,256
CHRISTUS Health, 4.34%, 07/01/28		11,064	12,519,532
Cigna Corp.:
3.20%, 09/17/20		5,035	5,083,798
4.38%, 10/15/28		9,033	9,870,143
Cigna Holding Co., 3.25%, 04/15/25		6,379	6,567,854
CommonSpirit Health:
3.35%, 10/01/29		3,888	3,931,009
3.82%, 10/01/49		8,300	8,373,476
4.19%, 10/01/49		2,568	2,643,226

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	73

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
DH Europe Finance II Sarl:
0.20%, 03/18/26	EUR	3,010	$3,270,722
0.45%, 03/18/28		2,080	2,270,360
1.35%, 09/18/39		660	719,700
Dignity Health:
2.64%, 11/01/19	USD	2,493	2,493,055
3.81%, 11/01/24		2,030	2,146,932
HCA, Inc.:
4.75%, 05/01/23		6,789	7,271,954
5.00%, 03/15/24		4,880	5,328,708
5.25%, 04/15/25		17,214	19,146,029
5.25%, 06/15/26		2,130	2,371,791
4.50%, 02/15/27		923	989,624
4.13%, 06/15/29		10,666	11,185,279
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		2,946	2,948,065
Montefiore Obligated Group, 5.25%, 11/01/48		3,453	4,043,594
Ochsner Clinic Foundation, 5.90%, 05/15/45		783	1,084,788
PeaceHealth Obligated Group, 4.79%, 11/15/48		462	592,627
Redco Group, 13.50%, 01/21/20		490	492,450
SSM Health Care Corp., 3.69%, 06/01/23		8,263	8,679,539
Sutter Health, 3.70%, 08/15/28		3,083	3,350,412
Tenet Healthcare Corp.:
4.63%, 09/01/24(b)		7,363	7,574,171
4.88%, 01/01/26(b)		8,347	8,566,109
Toledo Hospital, 5.75%, 11/15/38		5,230	6,166,345
UnitedHealth Group, Inc.:
3.50%, 02/15/24		291	306,457
3.75%, 07/15/25		16,698	17,954,134
3.70%, 12/15/25		4,035	4,344,176
3.10%, 03/15/26		3,481	3,638,558
3.85%, 06/15/28		4,268	4,672,391
2.88%, 08/15/29		524	534,809
3.50%, 08/15/39		5,106	5,315,293
4.63%, 11/15/41		3,478	4,114,336
4.75%, 07/15/45		630	765,680
3.75%, 10/15/47		3,272	3,461,970
4.25%, 06/15/48		240	275,546
4.45%, 12/15/48		1,819	2,151,056
WuXi AppTec Co. Ltd., 0.00%, 09/17/24(g)(h)		500	524,448

			213,974,190

Hotels, Restaurants & Leisure — 0.3%
Carlson Travel, Inc., 9.50%, 12/15/24(b)		215	216,612
Carnival Corp., 1.88%, 11/07/22	EUR	160	184,310
Eldorado Resorts, Inc., 7.00%, 08/01/23	USD	296	309,320
HIS Co. Ltd., 0.00%, 11/15/24(g)(h)	JPY	40,000	366,295
International Game Technology PLC, 6.25%, 02/15/22(b)	USD	4,246	4,480,666
McDonald’s Corp.:
3.70%, 01/30/26		5,015	5,382,996
4.70%, 12/09/35		8	9,505
6.30%, 03/01/38		199	271,996
3.70%, 02/15/42		1,085	1,115,037
3.63%, 05/01/43		2,105	2,141,018
4.88%, 12/09/45		560	677,130
4.45%, 03/01/47		970	1,113,783
4.45%, 09/01/48		1,560	1,803,300
3.63%, 09/01/49		12,840	12,978,754
MGM Resorts International, 5.25%, 03/31/20		156	157,755
REXLot Holdings Ltd., 4.50%, 04/17/19(f)(g)(i)	HKD	1,161	44,433
Scientific Games International, Inc., 10.00%, 12/01/22	USD	3,985	4,144,400
Studio City Finance Ltd., 7.25%, 02/11/24		1,000	1,050,000
Vinpearl JSC, 3.50%, 06/14/23(g)		800	878,744
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)		2,893	3,031,575

			40,357,629

Security		Par (000)	Value

Household Durables — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co.:
6.75%, 08/01/25(b)	USD	1,069	$1,066,327
9.88%, 04/01/27(b)		3,448	3,766,940
Beazer Homes USA, Inc., 7.25%, 10/15/29(b)		4,961	5,041,616
Brookfield Residential Properties, Inc., 6.50%, 12/15/20(b)		1,023	1,023,307
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:
6.13%, 07/01/22(b)		467	474,287
6.25%, 09/15/27(b)		3,187	3,202,935
Century Communities, Inc., 6.75%, 06/01/27(b)		5,674	6,093,876
Harvest International Co., 0.00%, 11/21/22(g)(h)	HKD	8,000	1,023,897
Iida Group Holdings Co. Ltd., 0.00%, 06/18/20(g)(h)	JPY	100,000	911,789
KB Home:
8.00%, 03/15/20	USD	165	168,993
7.63%, 05/15/23		1,769	2,003,393
Lennar Corp.:
4.50%, 11/15/19		1,105	1,105,000
2.95%, 11/29/20		20	20,025
8.38%, 01/15/21		755	808,794
4.75%, 04/01/21		447	456,499
5.88%, 11/15/24		4,092	4,531,890
5.25%, 06/01/26		60	64,875
LGI Homes, Inc., 6.88%, 07/15/26(b)		1,069	1,111,760
PulteGroup, Inc.:
4.25%, 03/01/21		152	155,040
5.00%, 01/15/27		204	220,320
6.00%, 02/15/35		53	56,445
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 04/01/23(b)		58	59,305
Toll Brothers Finance Corp.:
4.38%, 04/15/23		5,264	5,514,040
3.80%, 11/01/29		6,706	6,601,252
TRI Pointe Group, Inc., 5.25%, 06/01/27		2,378	2,383,945
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/23		2,406	2,399,023
William Lyon Homes, Inc., 6.00%, 09/01/23		3,857	4,011,280

			54,276,853

Household Products — 0.0%
Clorox Co., 3.10%, 10/01/27		990	1,032,630
Procter & Gamble Co., 0.63%, 10/30/24	EUR	4,460	5,014,964

			6,047,594

Independent Power and Renewable Electricity Producers — 0.2%
AES Panama SRL, 6.00%, 06/25/22(b)	USD	527	540,669
Inkia Energy Ltd., 5.88%, 11/09/27(b)		1,009	1,045,261
NRG Energy, Inc.:
3.75%, 06/15/24(b)		554	570,072
7.25%, 05/15/26		1,725	1,889,306
4.45%, 06/15/29(b)		1,534	1,598,224
2.75%, 06/01/48(g)		2,906	3,265,927
Orazul Energy Egenor S en C por A, 5.63%, 04/28/27(b)		1,497	1,547,056
ReNew Power Ltd., 6.45%, 09/27/22		1,000	1,011,875
ReNew Power Synthetic, 6.67%, 03/12/24		800	810,250
Rio Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25		1,381	662,880
Stoneway Capital Corp., 10.00%, 03/01/27(b)		6,024	3,452,353
Talen Energy Supply LLC:
6.50%, 06/01/25		3,071	2,333,960
10.50%, 01/15/26(b)		1,956	1,687,050
7.25%, 05/15/27(b)		3,890	3,953,407
Vistra Energy Corp., 5.88%, 06/01/23		350	357,525

			24,725,815

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 0.3%
3M Co.:
3.00%, 08/07/25	USD	1,150	$1,206,408
2.25%, 09/19/26		1,300	1,300,048
2.88%, 10/15/27		1,433	1,489,011
3.38%, 03/01/29		880	946,609
2.38%, 08/26/29		4,610	4,585,390
3.63%, 10/15/47		80	83,985
General Electric Co.:
5.88%, 01/14/38		1,199	1,441,657
6.88%, 01/10/39		297	392,913
4.13%, 10/09/42		567	567,355
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		3,203	3,220,016
Honeywell International, Inc.:
1.30%, 02/22/23	EUR	22,085	25,185,137
3.81%, 11/21/47	USD	1,640	1,887,818
Tyco Electronics Group SA:
3.45%, 08/01/24		865	903,277
3.13%, 08/15/27		1,837	1,888,559

			45,098,183

Insurance — 0.7%
Allianz Finance II BV:
0.25%, 06/06/23	EUR	3,500	3,865,195
1.38%, 04/21/31		2,300	2,811,772
Ambac Assurance Corp., 5.10%, 06/07/20(b)	USD	462	671,349
Ambac LSNI LLC, (3 mo. LIBOR US + 5.000%), 7.10%, 02/12/23(a)(b)		2,912	2,941,247
Aon Corp.:
4.50%, 12/15/28		8,860	9,999,906
3.75%, 05/02/29		8,811	9,400,474
Aon PLC, 4.75%, 05/15/45		1,475	1,732,416
Berkshire Hathaway Finance Corp.:
4.40%, 05/15/42		950	1,133,163
4.25%, 01/15/49		1,060	1,254,917
Brighthouse Financial, Inc., 4.70%, 06/22/47		365	325,621
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22		1,311	1,314,278
Marsh & McLennan Cos., Inc.:
4.05%, 10/15/23		2,451	2,608,861
3.50%, 06/03/24		8,930	9,417,969
3.50%, 03/10/25		3,180	3,361,778
3.75%, 03/14/26		177	190,431
1.35%, 09/21/26	EUR	3,970	4,585,922
4.38%, 03/15/29	USD	5,140	5,813,321
4.35%, 01/30/47		657	756,713
4.20%, 03/01/48		4,532	5,109,615
4.90%, 03/15/49		23	28,812
MetLife, Inc., 4.13%, 08/13/42		494	550,300
Metropolitan Life Global Funding I:
0.00%, 09/23/22	EUR	2,810	3,071,077
2.38%, 01/11/23		2,607	3,063,511
Principal Financial Group, Inc., 3.70%, 05/15/29	USD	2,435	2,622,497
QBE Insurance Group Ltd., (10 yr. Swap Semi 30/360 US + 4.395%), 5.88%, 06/17/46(j)		450	483,658
T&D Holdings, Inc., 0.00%, 06/05/20(g)(h)	JPY	80,000	733,890
Travelers Cos., Inc.:
6.25%, 06/15/37	USD	65	92,038
4.60%, 08/01/43		3,224	3,964,221
4.00%, 05/30/47		32	36,669
4.10%, 03/04/49		289	337,702
Trinity Acquisition PLC, 4.40%, 03/15/26		1,850	2,006,222
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		229	200,948
Willis North America, Inc.:
3.60%, 05/15/24		14,990	15,576,933
3.88%, 09/15/49		240	234,724
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39	EUR	3,063	3,740,167

			104,038,317

Security		Par (000)	Value

Interactive Media & Services — 0.0%
Baidu, Inc., 4.38%, 05/14/24	USD	3,320	$3,540,881
Tencent Holdings Ltd., 3.98%, 04/11/29		1,400	1,494,369
YY, Inc., 0.75%, 06/15/25(b)(g)		166	151,231

			5,186,481

Internet & Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		5,095	5,340,069
Amazon.com, Inc., 3.88%, 08/22/37		7,590	8,732,500
Baozun, Inc., 1.63%, 05/01/24(b)(g)		258	277,995
Expedia Group, Inc.:
3.80%, 02/15/28		760	795,396
3.25%, 02/15/30(b)		8,045	8,022,058

			23,168,018

IT Services — 1.1%
21Vianet Group, Inc., 7.88%, 10/15/21		485	489,777
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		277	280,693
1.10%, 07/15/24	EUR	11,365	12,910,319
3.00%, 08/15/26	USD	15,395	15,851,451
2.95%, 05/21/39	EUR	886	1,187,897
4.50%, 08/15/46	USD	1,179	1,366,769
4.75%, 05/15/48		3,790	4,597,259
Fiserv, Inc.:
4.75%, 06/15/21		1,600	1,665,988
3.85%, 06/01/25		1,580	1,689,030
3.20%, 07/01/26		18,059	18,689,173
4.20%, 10/01/28		9,909	10,961,342
3.50%, 07/01/29		3,204	3,370,984
1.63%, 07/01/30	EUR	6,360	7,453,230
Global Payments, Inc.:
2.65%, 02/15/25	USD	2,175	2,185,069
3.20%, 08/15/29		8,850	8,974,706
International Business Machines Corp.:
2.90%, 11/01/21		535	545,276
3.63%, 02/12/24		5,876	6,231,517
3.30%, 05/15/26		22,011	23,211,066
5.60%, 11/30/39		1	1,319
4.70%, 02/19/46		378	459,015
LINE Corp., 0.00%, 09/19/25(g)(h)	JPY	70,000	607,220
Mastercard, Inc.:
2.95%, 11/21/26	USD	2,250	2,367,201
2.95%, 06/01/29		8,265	8,669,334
3.65%, 06/01/49		1,535	1,738,747
PayPal Holdings, Inc.:
2.40%, 10/01/24		1,510	1,518,186
2.65%, 10/01/26		1,780	1,792,261
Sabre GLBL, Inc., 5.25%, 11/15/23(b)		300	308,250
Total System Services, Inc.:
3.80%, 04/01/21		1,910	1,950,134
3.75%, 06/01/23		2,350	2,445,681
4.00%, 06/01/23		236	247,730
4.80%, 04/01/26		9,197	10,218,314
Transcosmos, Inc., 0.00%, 12/22/20(g)(h)	JPY	40,000	365,840
VeriSign, Inc., 4.63%, 05/01/23	USD	9,359	9,513,424
Visa, Inc.:
4.15%, 12/14/35		3,879	4,672,885
4.30%, 12/14/45		2,265	2,810,740

			171,347,827

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.:
3.88%, 07/15/23		658	691,517
3.05%, 09/22/26		9,644	9,848,939
2.75%, 09/15/29		1,415	1,399,408
Thermo Fisher Scientific, Inc.:
2.95%, 09/19/26		17,354	17,879,254
2.60%, 10/01/29		7,760	7,729,873
5.30%, 02/01/44		300	382,573

			37,931,564

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	75

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery — 0.0%
Atlas Copco AB, 2.50%, 02/28/23	EUR	3,455	$4,110,300
Atlas Copco Finance DAC, 0.13%, 09/03/29		1,110	1,183,026
China Conch Venture Holdings International Ltd., 0.00%, 09/05/23(g)(h)	HKD	6,000	790,303
CNH Industrial NV, 3.85%, 11/15/27	USD	870	896,546
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(b)		445	443,331

			7,423,506

Marine — 0.0%
MV24 Capital BV, 6.75%, 06/01/34(b)		1,653	1,702,828

Media — 1.2%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 02/15/23		307	311,989
5.13%, 05/01/23(b)		305	312,546
5.75%, 01/15/24		153	156,442
Charter Communications Operating LLC/Charter Communications Operating Capital:
(3 mo. LIBOR US + 1.650%), 3.90%, 02/01/24(a)		208	213,172
4.50%, 02/01/24		5,989	6,434,122
4.91%, 07/23/25		5,801	6,363,437
4.20%, 03/15/28		3,039	3,196,001
5.05%, 03/30/29		955	1,068,427
6.38%, 10/23/35		10,062	12,183,425
6.48%, 10/23/45		17,314	21,068,137
5.38%, 05/01/47		653	711,487
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)		333	346,936
Comcast Corp.:
3.30%, 10/01/20		13,872	14,060,867
3.38%, 02/15/25		1,054	1,111,385
3.15%, 03/01/26		9,094	9,522,187
2.35%, 01/15/27		740	736,863
3.15%, 02/15/28		1,993	2,077,237
4.15%, 10/15/28		756	848,025
4.25%, 10/15/30		2,493	2,835,770
4.25%, 01/15/33		717	824,604
4.20%, 08/15/34		2,107	2,408,001
4.40%, 08/15/35		2,300	2,679,065
6.50%, 11/15/35		1,550	2,171,684
3.20%, 07/15/36		19,163	19,605,229
6.95%, 08/15/37		61	89,521
4.60%, 10/15/38		1,062	1,268,666
4.75%, 03/01/44		68	82,560
3.40%, 07/15/46		6,948	7,105,162
3.97%, 11/01/47		929	1,020,241
4.70%, 10/15/48		2,532	3,100,290
4.00%, 11/01/49		1,611	1,789,196
Cox Communications, Inc.:
3.15%, 08/15/24(b)		14,176	14,517,670
3.35%, 09/15/26(b)		894	923,369
CSC Holdings LLC, 10.88%, 10/15/25(b)		777	879,914
Discovery Communications LLC:
5.00%, 09/20/37		3,814	4,100,057
4.95%, 05/15/42		275	288,894
5.20%, 09/20/47		2,498	2,731,441
Fox Corp., 4.03%, 01/25/24(b)		2,145	2,280,713
Historic TW, Inc., 6.63%, 05/15/29		420	531,247
Kakao Corp., 0.00%, 05/11/21(g)(h)	KRW	400,000	383,836
Lamar Media Corp., 5.38%, 01/15/24	USD	463	475,154
NBCUniversal Media LLC:
6.40%, 04/30/40		89	126,604
5.95%, 04/01/41		4,270	5,874,888
4.45%, 01/15/43		4,239	4,914,367
Sirius XM Radio, Inc., 4.63%, 07/15/24(b)		1,750	1,814,453
Time Warner Cable LLC:
5.00%, 02/01/20		2,900	2,923,443
4.00%, 09/01/21		911	932,060

Security		Par (000)	Value

Media (continued)
Time Warner Cable LLC: (continued)
5.50%, 09/01/41	USD	3,125	$3,365,006
4.50%, 09/15/42		314	308,991
TWDC Enterprises 18 Corp., 7.00%, 03/01/32		210	308,172
Viacom, Inc.:
3.88%, 12/15/21		78	80,627
4.25%, 09/01/23		30	31,813
6.88%, 04/30/36		2,944	3,848,416
5.85%, 09/01/43		210	257,573
Walt Disney Co.:
6.20%, 12/15/34(b)		1,217	1,731,276
6.40%, 12/15/35(b)		3,227	4,649,136
6.65%, 11/15/37(b)		1,190	1,788,408
4.75%, 09/15/44(b)		960	1,243,672
Warner Media LLC, 7.63%, 04/15/31		1,815	2,463,445

			189,477,319

Metals & Mining — 0.3%
Anglo American Capital PLC:
3.63%, 09/11/24(b)		7,445	7,691,228
4.75%, 04/10/27(b)		4,150	4,475,312
4.50%, 03/15/28(b)		984	1,044,640
ArcelorMittal:
3.60%, 07/16/24		94	94,957
6.13%, 06/01/25		2,700	3,038,251
4.55%, 03/11/26		319	333,771
Barrick Gold Corp., 5.25%, 04/01/42		2,009	2,437,379
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39		360	464,127
BHP Billiton Finance Ltd., 3.13%, 04/29/33	EUR	1,500	2,139,242
Evraz PLC, 5.25%, 04/02/24(b)	USD	1,103	1,166,423
Industrias Penoles SAB de CV, 4.15%, 09/12/29(b)		2,303	2,303,000
Kaiser Aluminum Corp., 5.88%, 05/15/24		82	85,371
Minera Mexico SA de CV, 4.50%, 01/26/50(b)		3,933	3,849,030
Newmont Goldcorp Corp.:
2.80%, 10/01/29		3,260	3,221,784
4.88%, 03/15/42		95	112,021
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26(b)		2,149	2,302,788
Nucor Corp., 5.20%, 08/01/43		1,640	2,046,351
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		285	286,870
Steel Dynamics, Inc.:
5.13%, 10/01/21		2,954	2,964,516
5.25%, 04/15/23		312	317,460
Teck Resources Ltd., 6.25%, 07/15/41		684	760,219
Usiminas International Sarl, 5.88%, 07/18/26(b)		2,094	2,115,621
Vale Overseas Ltd., 4.38%, 01/11/22		1,494	1,545,823
Vedanta Resources Finance II PLC, 8.00%, 04/23/23		500	502,500
Vedanta Resources PLC, 6.38%, 07/30/22		586	575,196
Zekelman Industries, Inc., 9.88%, 06/15/23(b)		151	159,116

			46,032,996

Multiline Retail — 0.0%
Dollar General Corp., 3.88%, 04/15/27		998	1,069,646

Multi-Utilities — 0.4%
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		1,748	1,827,210
Ameren Illinois Co., 3.80%, 05/15/28		3,671	4,080,442
Berkshire Hathaway Energy Co., 5.15%, 11/15/43		380	480,575
Black Hills Corp., 3.95%, 01/15/26		1,812	1,915,215
Consumers Energy Co.:
3.95%, 05/15/43		5	5,692
3.25%, 08/15/46		995	1,017,952
3.95%, 07/15/47		410	467,575
4.05%, 05/15/48		1,325	1,536,428
3.75%, 02/15/50		3,627	4,047,914

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Multi-Utilities (continued)
Consumers Energy Co.: (continued)
3.10%, 08/15/50	USD	2,045	$2,059,514
Dominion Energy Gas Holdings LLC:
4.80%, 11/01/43		1,110	1,324,757
4.60%, 12/15/44		3,485	4,116,261
DTE Energy Co., 3.70%, 08/01/23		2,960	3,103,751
Engie SA:
0.00%, 03/04/27	EUR	2,700	2,906,878
1.38%, 06/21/39		1,500	1,781,532
NiSource, Inc., 3.49%, 05/15/27	USD	2,860	2,999,331
Veolia Environnement SA, 0.67%, 03/30/22	EUR	1,600	1,772,436
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23	USD	6,506	6,641,555
Series A, 3.50%, 03/15/27		6,512	6,946,793
4.00%, 01/15/43		5,490	6,086,915
Series C, 4.00%, 11/15/46		6,944	7,758,139
Wisconsin Power & Light Co., 3.00%, 07/01/29	.	878	915,570

			63,792,435

Oil, Gas & Consumable Fuels — 3.7%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
5.50%, 10/15/19		16,323	16,340,174
4.25%, 12/01/27		60	63,360
5.20%, 12/01/47		180	194,398
Antero Resources Corp., 5.38%, 11/01/21		6,681	6,447,165
Boardwalk Pipelines LP, 4.80%, 05/03/29		640	679,696
BP Capital Markets America, Inc.:
3.79%, 02/06/24		3,688	3,919,489
3.80%, 09/21/25		7,819	8,435,454
3.12%, 05/04/26		2,440	2,543,948
3.94%, 09/21/28		574	636,091
BP Capital Markets PLC:
2.32%, 02/13/20		1,834	1,835,952
1.53%, 09/26/22	EUR	1,455	1,661,292
1.11%, 02/16/23		1,565	1,770,249
3.28%, 09/19/27	USD	156	164,191
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		3,001	2,243,247
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23		844	799,690
Centennial Resource Production LLC:
5.38%, 01/15/26(b)		297	282,150
6.88%, 04/01/27(b)		1,460	1,456,350
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		5,227	6,007,391
5.88%, 03/31/25		205	228,089
Cheniere Energy Partners LP, 5.25%, 10/01/25		156	161,850
Cheniere Energy, Inc., 4.88% (4.88 Cash or 4.88% PIK), 05/28/21(b)(g)(l)		15,300	15,607,224
Chesapeake Energy Corp.:
6.63%, 08/15/20		623	626,115
6.13%, 02/15/21		260	255,450
5.50%, 09/15/26(g)		3,640	2,174,900
Chevron Corp.:
2.36%, 12/05/22		130	131,768
3.19%, 06/24/23		170	177,236
2.90%, 03/03/24		2,210	2,293,039
Cimarex Energy Co.:
4.38%, 06/01/24		2,560	2,689,963
3.90%, 05/15/27		3,824	3,893,461
Concho Resources, Inc., 3.75%, 10/01/27		4,145	4,308,154
Continental Resources, Inc.:
5.00%, 09/15/22		5,064	5,108,425
3.80%, 06/01/24		4,876	4,968,910
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22		311	314,887
Devon Energy Corp., 5.85%, 12/15/25		5,062	6,016,687
Diamondback Energy, Inc.:
4.75%, 11/01/24		4,995	5,113,631
5.38%, 05/31/25		7,684	8,018,715

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc.:
2.90%, 07/15/22	USD	2,385	$2,430,037
3.70%, 07/15/27		4,318	4,581,996
Endeavor Energy Resources LP/EER Finance, Inc., 5.50%, 01/30/26(b)		2,532	2,633,280
Energen Corp., 4.63%, 09/01/21		377	387,839
Energy Transfer Operating LP:
7.50%, 10/15/20		5,092	5,351,163
5.88%, 01/15/24		4,069	4,523,339
4.90%, 02/01/24		159	171,245
4.50%, 04/15/24		14	14,923
4.20%, 04/15/27		507	534,130
5.50%, 06/01/27		3,976	4,498,029
5.80%, 06/15/38		226	258,635
6.50%, 02/01/42		9,966	11,954,030
5.95%, 10/01/43		439	496,848
5.15%, 03/15/45		281	294,937
6.13%, 12/15/45		2,635	3,091,357
5.30%, 04/15/47		384	413,051
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(g)		1,020	688,500
Enterprise Products Operating LLC:
3.90%, 02/15/24		536	570,567
3.75%, 02/15/25		753	802,291
6.88%, 03/01/33		2,153	2,955,686
6.65%, 10/15/34		205	282,714
6.13%, 10/15/39		131	170,118
4.45%, 02/15/43		5,728	6,262,550
4.85%, 03/15/44		576	661,292
5.10%, 02/15/45		3,142	3,699,154
4.90%, 05/15/46		214	251,496
4.25%, 02/15/48		329	355,555
4.80%, 02/01/49		476	554,241
EOG Resources, Inc.:
4.15%, 01/15/26		756	836,107
3.90%, 04/01/35		398	443,214
Exxon Mobil Corp.:
2.22%, 03/01/21		18	18,094
1.90%, 08/16/22		326	327,419
2.71%, 03/06/25		7,116	7,348,390
2.28%, 08/16/26		6,886	6,939,788
3.00%, 08/16/39		10	10,002
3.57%, 03/06/45		380	412,965
3.10%, 08/16/49		5,474	5,495,680
Frontera Energy Corp., 9.70%, 06/25/23(b)		1,316	1,391,259
Gran Tierra Energy, Inc., 7.75%, 05/23/27(b)		1,723	1,619,620
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 09/30/21(b)		6,447	5,608,890
Hammerhead Resources, Inc., 9.00%, 07/10/22		4,789	4,262,210
Hess Corp., 6.00%, 01/15/40		1,521	1,761,972
Kinder Morgan Energy Partners LP:
4.25%, 09/01/24		1,607	1,723,109
5.80%, 03/15/35		1,923	2,258,340
6.50%, 02/01/37		4,900	6,086,043
6.95%, 01/15/38		401	523,472
6.38%, 03/01/41		462	566,349
5.63%, 09/01/41		85	96,799
5.00%, 03/01/43		3,564	3,910,929
Kinder Morgan, Inc.:
3.05%, 12/01/19		7,370	7,374,108
3.15%, 01/15/23		12,130	12,416,330
4.30%, 03/01/28		7,845	8,507,997
5.05%, 02/15/46		5,348	5,931,281
Marathon Petroleum Corp.:
4.75%, 12/15/23		2,680	2,907,060
5.13%, 12/15/26		225	252,902

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	77

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.: (continued)
5.85%, 12/15/45	USD	1,915	$2,178,576
Medco Straits Services Pte Ltd., 8.50%, 08/17/22		1,250	1,339,453
MPLX LP:
(3 mo. LIBOR US + 0.900%), 3.00%, 09/09/21(a)		8,515	8,543,270
(3 mo. LIBOR US + 1.100%), 3.20%, 09/09/22(a)		14,554	14,599,918
6.38%, 05/01/24(b)		207	217,124
4.88%, 12/01/24		9,330	10,241,826
5.25%, 01/15/25(b)		850	897,226
4.00%, 02/15/25		2,190	2,313,891
4.13%, 03/01/27		18,399	19,403,197
4.25%, 12/01/27(b)		21,078	22,300,318
NGPL PipeCo LLC, 4.38%, 08/15/22(b)		6,149	6,374,085
Northern Oil and Gas, Inc., 8.50% (8.50% Cash or 9.50% PIK), 05/15/23(l)		2,516	2,591,136
Northwest Pipeline LLC, 4.00%, 04/01/27		10,235	10,797,255
Oasis Petroleum, Inc., 6.50%, 11/01/21		1,547	1,522,836
Occidental Petroleum Corp.:
4.85%, 03/15/21		119	123,061
2.60%, 08/13/21		7,863	7,914,216
3.13%, 02/15/22		50	50,784
2.70%, 08/15/22		18,474	18,645,908
2.70%, 02/15/23		3,570	3,588,941
2.90%, 08/15/24		3,425	3,450,631
3.50%, 06/15/25		927	953,060
3.50%, 08/15/29		4,352	4,413,801
0.00%, 10/10/36(h)		24,055	11,880,283
4.40%, 04/15/46		2,433	2,478,145
4.20%, 03/15/48		650	644,077
Odebrecht Offshore Drilling Finance Ltd.:
6.72%, 12/01/22(b)		1,041	1,023,333
7.72% (7.72% Cash or 7.72% PIK), 12/01/26(b)(l)		39	9,956
Odebrecht Oil & Gas Finance Ltd., 0.00%(b)(h)(k)		193	963
Pacific Drilling SA, 8.38%, 10/01/23(b)		2,340	1,965,600
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 06/01/24(b)		2,004	2,074,140
5.25%, 08/15/25(b)		500	507,355
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22		184	188,725
Puma International Financing SA, 5.00%, 01/24/26(b)		2,288	2,156,439
Rockies Express Pipeline LLC, 5.63%, 04/15/20(b)		10,242	10,382,828
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		165	170,431
6.25%, 03/15/22		4,179	4,502,740
5.63%, 04/15/23		7,074	7,686,410
5.75%, 05/15/24		12,723	14,181,206
5.63%, 03/01/25		14,635	16,432,732
5.88%, 06/30/26		6,070	6,954,999
Sable Permian Resources Land LLC/AEPB Finance Corp., 13.00%, 11/30/20(b)(f)(i)		1,080	1,112,400
Spectra Energy Partners LP:
3.38%, 10/15/26		80	82,797
4.50%, 03/15/45		6,555	7,129,290
Suncor Energy, Inc.:
3.60%, 12/01/24		2,534	2,672,745
6.80%, 05/15/38(m)		1,770	2,481,860
6.50%, 06/15/38(n)		200	275,406
4.00%, 11/15/47		883	948,653
Sunoco Logistics Partners Operations LP:
4.65%, 02/15/22		1,115	1,168,872
5.30%, 04/01/44		52	54,932

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partners Operations LP: (continued)
5.35%, 05/15/45	USD	2,360	$2,532,171
5.40%, 10/01/47		1,748	1,907,255
Talos Production LLC/Talos Production Finance, Inc., 11.00%, 04/03/22		5,130	5,232,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.13%, 02/01/25		154	158,366
Texas Eastern Transmission LP:
3.50%, 01/15/28(b)		4,350	4,523,322
4.15%, 01/15/48(b)		2,200	2,316,594
Total Capital Canada Ltd., 2.75%, 07/15/23		200	205,530
TransCanada PipeLines Ltd.:
4.88%, 01/15/26		11,120	12,482,806
4.25%, 05/15/28		3,315	3,664,548
4.63%, 03/01/34		357	405,603
5.85%, 03/15/36		1,026	1,264,919
4.75%, 05/15/38		1,307	1,491,051
6.10%, 06/01/40		3,796	4,899,352
5.10%, 03/15/49		27	32,417
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		3,073	3,897,788
4.00%, 03/15/28		6,240	6,672,825
4.45%, 08/01/42		440	467,636
4.60%, 03/15/48		1,270	1,406,288
Valero Energy Corp.:
3.65%, 03/15/25		1,461	1,545,879
3.40%, 09/15/26		6,091	6,228,918
4.35%, 06/01/28		705	765,285
4.00%, 04/01/29		53	56,366
Western Midstream Operating LP:
4.00%, 07/01/22		940	951,358
4.65%, 07/01/26		2,305	2,277,480
5.45%, 04/01/44		720	638,415
Whiting Petroleum Corp., 1.25%, 04/01/20(g)		451	439,842
Williams Cos., Inc.:
4.55%, 06/24/24		1,879	2,022,379
3.75%, 06/15/27		3,149	3,252,561
7.50%, 01/15/31		2,180	2,864,197
5.75%, 06/24/44		2,630	3,035,015
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		770	773,835

			585,528,554

Paper & Forest Products — 0.2%
Celulosa Arauco y Constitucion SA, 4.25%, 04/30/29(b)		1,305	1,357,990
Daio Paper Corp., 0.00%, 09/17/20(g)(h)	JPY	140,000	1,306,520
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21(b)	USD	1,939	2,022,619
Georgia-Pacific LLC:
5.40%, 11/01/20(b)		3,718	3,845,963
3.73%, 07/15/23(b)		3,907	4,103,844
3.60%, 03/01/25(b)		1,475	1,564,626
7.38%, 12/01/25		3,288	4,166,414
7.75%, 11/15/29		1,275	1,820,000
8.88%, 05/15/31		528	836,505
Suzano Austria GmbH:
6.00%, 01/15/29		1,548	1,671,066
5.00%, 01/15/30		1,075	1,078,225
7.00%, 03/16/47(b)		2,148	2,447,915

			26,221,687

Personal Products — 0.0%
Top Glove Labuan Ltd., 2.00%, 03/01/24(g)		800	781,824

Pharmaceuticals — 0.9%
Allergan Finance LLC, 3.25%, 10/01/22		975	995,836

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Allergan Funding SCS:
3.80%, 03/15/25	USD	12,976	$13,587,545
4.55%, 03/15/35		7,054	7,488,234
Bausch Health Cos., Inc., 6.50%, 03/15/22(b)		5,656	5,846,890
Bayer U.S. Finance II LLC:
3.88%, 12/15/23(b)		910	950,589
3.38%, 07/15/24(b)		393	401,972
2.85%, 04/15/25(b)		2,800	2,697,872
4.25%, 12/15/25(b)		200	213,671
3.60%, 07/15/42(b)		2,845	2,447,993
4.40%, 07/15/44(b)		115	116,038
Bayer U.S. Finance LLC, 3.38%, 10/08/24(b)		2,902	2,973,599
Bristol-Myers Squibb Co.:
3.20%, 06/15/26(b)		18,677	19,594,321
3.40%, 07/26/29(b)		2,300	2,456,680
4.13%, 06/15/39(b)		10	11,332
Eli Lilly & Co., 4.15%, 03/15/59		3,890	4,580,242
Johnson & Johnson, 2.45%, 03/01/26		1,273	1,295,319
Jubilant Pharma Ltd., 6.00%, 03/05/24		700	721,555
Luye Pharma Group Ltd., 1.50%, 07/09/24(g)		1,100	1,152,250
Merck & Co., Inc.:
3.90%, 03/07/39		49	56,793
3.60%, 09/15/42		835	920,199
3.70%, 02/10/45		1,765	1,990,531
Mylan, Inc.:
5.40%, 11/29/43		1,120	1,178,318
5.20%, 04/15/48		1,774	1,877,965
Novartis Capital Corp.:
3.40%, 05/06/24		4,367	4,641,323
3.00%, 11/20/25		2,405	2,531,413
3.10%, 05/17/27		2,405	2,555,702
4.40%, 05/06/44		945	1,168,954
Pfizer, Inc.:
4.00%, 12/15/36		2,145	2,455,660
4.30%, 06/15/43		66	77,345
4.40%, 05/15/44		283	337,008
4.13%, 12/15/46		137	158,971
Roche Finance Europe BV:
0.50%, 02/27/23	EUR	1,930	2,153,677
0.88%, 02/25/25		4,100	4,696,935
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23	USD	4,400	4,485,579
3.20%, 09/23/26		10,946	11,294,049
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28(b)		11,845	13,865,694
Teva Pharmaceutical Finance IV LLC, 2.25%, 03/18/20		4,322	4,264,599
Wyeth LLC:
6.45%, 02/01/24		985	1,160,991
5.95%, 04/01/37		5,789	7,863,422

			137,267,066

Professional Services — 0.0%
Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/01/20		110	110,285

Real Estate Management & Development — 0.3%
Alam Synergy Pte Ltd., 6.63%, 04/24/22		415	392,519
Arrow Bidco LLC, 9.50%, 03/15/24(b)		2,177	2,177,000
Central China Real Estate Ltd.:
7.33%, 01/27/20		455	452,725
6.88%, 10/23/20		500	498,750
6.50%, 03/05/21		260	257,299
6.75%, 11/08/21		435	426,726
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		581	592,620
8.60%, 04/08/24		519	513,648
China Aoyuan Group Ltd.: 7.95%, 09/07/21		265	273,281

Security		Par (000)	Value

Real Estate Management & Development (continued)
China Aoyuan Group Ltd.: (continued)
8.50%, 01/23/22	USD	640	$667,200
7.95%, 02/19/23		1,765	1,804,712
China Evergrande Group:
6.25%, 06/28/21		213	191,966
9.50%, 04/11/22		465	424,894
4.25%, 02/14/23(g)	HKD	15,000	1,678,187
10.00%, 04/11/23	USD	600	541,446
7.50%, 06/28/23		800	661,750
8.75%, 06/28/25		900	725,906
China SCE Group Holdings Ltd.:
7.45%, 04/17/21		400	405,524
7.25%, 04/19/23		800	777,000
7.38%, 04/09/24		800	765,000
CIFI Holdings Group Co. Ltd.:
6.88%, 04/23/21		980	999,698
5.50%, 01/23/22		1,300	1,283,750
Country Garden Holdings Co. Ltd.:
8.00%, 01/27/24		200	216,750
6.15%, 09/17/25		560	571,200
Esic Sukuk Ltd., 3.94%, 07/30/24		1,500	1,490,625
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		510	475,734
11.75%, 04/17/22		230	216,850
7.95%, 07/05/22		530	452,984
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)		4,247	4,310,705
Forestar Group, Inc., 8.00%, 04/15/24(b)		9,456	10,212,480
Future Land Development Holdings Ltd.:
6.50%, 09/12/20		300	290,438
7.50%, 01/22/21		700	670,688
Global Prime Capital Pte Ltd., 7.25%, 04/26/21		440	453,706
Jingrui Holdings Ltd., 9.45%, 04/23/21		700	642,383
Kaisa Group Holdings Ltd., 8.50%, 06/30/22		254	230,743
KWG Group Holdings Ltd., 5.88%, 11/10/24		200	179,063
Logan Property Holdings Co. Ltd.:
6.88%, 04/24/21		285	290,677
6.50%, 07/16/23		700	694,094
Longfor Group Holdings Ltd., 3.95%, 09/16/29		620	608,762
New Metro Global Ltd., 6.50%, 04/23/21		600	563,646
No Va Land Investment Group Corp., 5.50%, 04/27/23(g)		1,500	1,474,687
NWD MTN Ltd., 4.13%, 07/18/29		1,200	1,189,125
Realogy Group LLC/Realogy Co-Issuer Corp., 9.38%, 04/01/27(b)		410	380,898
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		265	279,459
8.75%, 10/25/22		530	528,675
8.95%, 01/22/23		705	700,594
Scenery Journey Ltd., 11.00%, 11/06/20		1,200	1,198,500
Shimao Property Holdings Ltd., 5.60%, 07/15/26		200	204,250
Shui On Development Holding Ltd., (5 yr. Swap Semi 30/360 US + 8.809%), 7.50%(g)(j)(k)		500	525,000
Singha Estate PCL, 2.00%, 07/20/22(g)		1,000	989,688
Sunac China Holdings Ltd., 7.25%, 06/14/22		605	589,119
Times China Holdings Ltd.:
7.63%, 02/21/22		800	819,000
5.75%, 04/26/22		500	490,765
Wanda Group Overseas Ltd., 7.50%, 07/24/22		640	626,400
Xinyuan Real Estate Co. Ltd., 9.88%, 03/19/20		410	386,425
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		680	700,196
Yuzhou Properties Co. Ltd.:
8.63%, 01/23/22		700	719,250
6.00%, 10/25/23		620	566,525

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	79

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Yuzhou Properties Co. Ltd.: (continued)
8.50%, 02/26/24	USD	700	$685,563
Zhenro Properties Group Ltd., 8.70%, 08/03/22 .		600	590,189

			52,727,437

Road & Rail — 0.6%
Burlington Northern Santa Fe LLC:
3.00%, 04/01/25		625	651,880
6.15%, 05/01/37		988	1,390,221
5.75%, 05/01/40		4,663	6,273,369
5.05%, 03/01/41		399	499,060
4.40%, 03/15/42		255	299,235
4.55%, 09/01/44		2,028	2,434,691
4.15%, 04/01/45		5,095	5,861,764
4.05%, 06/15/48		845	969,365
CSX Corp.:
3.80%, 03/01/28		105	114,405
4.25%, 03/15/29		1,995	2,252,632
6.15%, 05/01/37		875	1,150,593
5.50%, 04/15/41		285	359,731
3.80%, 11/01/46		599	629,257
4.30%, 03/01/48		3,703	4,169,306
4.75%, 11/15/48		2,300	2,773,159
4.50%, 03/15/49		50	58,790
3.35%, 09/15/49		3,201	3,127,173
3.95%, 05/01/50		350	374,022
4.25%, 11/01/66		2,578	2,734,553
Norfolk Southern Corp.:
3.65%, 08/01/25		4,095	4,376,882
2.90%, 06/15/26		5,595	5,771,327
4.84%, 10/01/41		485	582,254
4.45%, 06/15/45		35	40,281
3.94%, 11/01/47		225	244,293
4.10%, 05/15/49		462	516,606
4.05%, 08/15/52		4,322	4,722,851
Penske Truck Leasing Co. LP/PTL Finance Corp.:
4.45%, 01/29/26(b)		3,900	4,211,503
3.40%, 11/15/26(b)		1,079	1,102,784
4.20%, 04/01/27(b)		2,992	3,183,849
Ryder System, Inc.:
2.25%, 09/01/21		66	65,990
2.80%, 03/01/22		66	66,837
2.50%, 09/01/22		345	347,436
3.40%, 03/01/23		2,600	2,686,078
Union Pacific Corp.:
3.15%, 03/01/24		2,885	2,996,075
2.75%, 03/01/26		4,737	4,811,060
3.38%, 02/01/35		6,037	6,232,727
3.60%, 09/15/37		4,839	5,100,815
3.55%, 08/15/39		407	426,111
4.75%, 09/15/41		1,100	1,290,444
4.05%, 11/15/45		100	109,960
4.50%, 09/10/48		396	472,522
4.30%, 03/01/49		170	197,591
3.80%, 10/01/51		824	881,106
3.88%, 02/01/55		4,114	4,291,640
3.95%, 08/15/59		1,409	1,494,925
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		2,778	2,901,926

			95,249,079

Semiconductors & Semiconductor Equipment — 1.0%
Analog Devices, Inc.:
3.90%, 12/15/25		485	521,585
3.50%, 12/05/26		2,953	3,092,682
Applied Materials, Inc.:
3.30%, 04/01/27		8,055	8,571,095
5.10%, 10/01/35		3,720	4,714,811

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Applied Materials, Inc.: (continued)
5.85%, 06/15/41	USD	645	$880,309
4.35%, 04/01/47		5,713	6,971,372
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 01/15/20		4,194	4,193,735
2.20%, 01/15/21		4,190	4,174,729
3.88%, 01/15/27		12,569	12,622,042
Broadcom, Inc.:
3.13%, 04/15/21(b)		10,939	11,043,934
4.25%, 04/15/26(b)		13,640	14,088,853
Intel Corp., 4.80%, 10/01/41		2,955	3,726,783
KLA-Tencor Corp.:
4.10%, 03/15/29		5,379	5,934,474
5.00%, 03/15/49		3,560	4,383,223
Lam Research Corp.:
2.75%, 03/15/20		3,359	3,364,202
3.75%, 03/15/26		6,728	7,185,107
4.88%, 03/15/49		2,870	3,508,652
NVIDIA Corp., 3.20%, 09/16/26		12,346	12,980,314
NXP BV/NXP Funding LLC:
4.13%, 06/01/21(b)		11,201	11,492,543
4.63%, 06/15/22(b)		2,400	2,512,030
4.63%, 06/01/23(b)		9,245	9,840,947
5.55%, 12/01/28(b)		92	106,733
NXP BV/NXP Funding LLC/NXP USA, Inc.:
3.88%, 06/18/26(b)		861	906,727
4.30%, 06/18/29(b)		3,759	4,015,733
QUALCOMM, Inc.:
4.65%, 05/20/35		2,197	2,588,243
4.80%, 05/20/45		197	235,265
4.30%, 05/20/47		2,501	2,795,787
SK Hynix, Inc., 3.00%, 09/17/24		482	479,256
Texas Instruments, Inc.:
2.75%, 03/12/21		360	364,283
2.25%, 05/01/23		2,000	2,021,766
2.90%, 11/03/27		110	115,506
2.25%, 09/04/29		3,445	3,391,546
3.88%, 03/15/39		80	92,350
4.15%, 05/15/48		1,827	2,238,997

			155,155,614

Software — 0.6%
Autodesk, Inc., 3.50%, 06/15/27		12,151	12,554,346
CDK Global, Inc., 3.80%, 10/15/19		2,000	2,000,000
Microsoft Corp.:
3.50%, 02/12/35		7,483	8,269,868
4.20%, 11/03/35		730	873,167
3.45%, 08/08/36		15,965	17,647,958
3.70%, 08/08/46		14,512	16,516,461
Oracle Corp.:
2.50%, 10/15/22		853	865,687
3.40%, 07/08/24		1,375	1,449,909
2.65%, 07/15/26		6,339	6,472,288
3.25%, 11/15/27		2,096	2,220,101
3.25%, 05/15/30		360	382,190
4.30%, 07/08/34		427	494,808
3.90%, 05/15/35		5,205	5,747,055
3.85%, 07/15/36		59	64,807
3.80%, 11/15/37		1,136	1,236,776
5.38%, 07/15/40		2,990	3,888,302
4.13%, 05/15/45		1,477	1,672,130
4.00%, 07/15/46		5,625	6,289,449
SAP SE:
0.75%, 12/10/24	EUR	2,500	2,837,248
1.63%, 03/10/31		800	987,891

			92,470,441

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail — 0.2%
Home Depot, Inc.:
1.80%, 06/05/20	USD	201	$200,729
2.13%, 09/15/26		1,695	1,684,195
3.90%, 12/06/28		1,658	1,862,857
2.95%, 06/15/29		2,230	2,340,246
5.88%, 12/16/36		4,119	5,696,385
5.95%, 04/01/41		514	735,832
4.20%, 04/01/43		895	1,051,452
4.88%, 02/15/44		930	1,198,878
4.25%, 04/01/46		201	240,717
3.90%, 06/15/47		462	528,935
3.50%, 09/15/56		1,602	1,704,376
Lowe’s Cos., Inc.:
4.25%, 09/15/44		99	106,441
4.38%, 09/15/45		4,380	4,839,707
3.70%, 04/15/46		100	100,698
4.05%, 05/03/47		1,707	1,822,081

			24,113,529

Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc.:
1.00%, 11/10/22	EUR	7,100	8,031,783
3.00%, 02/09/24	USD	4,064	4,234,582
3.25%, 02/23/26		572	606,236
3.35%, 02/09/27		496	530,285
3.85%, 05/04/43		18,489	20,730,500
4.45%, 05/06/44		76	92,287
3.45%, 02/09/45		6,666	7,065,508
4.38%, 05/13/45		12	14,527
4.65%, 02/23/46		646	812,282
Dell International LLC/EMC Corp.:
5.88%, 06/15/21(b)		463	470,408
7.13%, 06/15/24(b)		356	375,224
8.35%, 07/15/46(b)		1,020	1,345,326
EMC Corp., 2.65%, 06/01/20		310	309,757
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20		58	58,747
4.40%, 10/15/22		640	677,948
HP, Inc.:
3.75%, 12/01/20		73	74,198
6.00%, 09/15/41		460	525,142
Seagate HDD Cayman, 4.25%, 03/01/22		643	664,023

			46,618,763

Textiles, Apparel & Luxury Goods — 0.1%
LVMH Moet Hennessy Louis Vuitton SE:
0.38%, 05/26/22	EUR	1,442	1,591,203
0.13%, 02/28/23		6,000	6,588,667

			8,179,870

Thrifts & Mortgage Finance — 0.0%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22	USD	800	789,750

Tobacco — 0.5%
Altria Group, Inc.:
1.00%, 02/15/23	EUR	1,845	2,044,898
4.40%, 02/14/26	USD	8,615	9,212,439
4.80%, 02/14/29		7,207	7,894,753
5.80%, 02/14/39		216	250,160
4.50%, 05/02/43		2,446	2,453,466
5.38%, 01/31/44		9,076	10,089,168
6.20%, 02/14/59		705	826,626
BAT Capital Corp.:
3.22%, 09/06/26		1,800	1,777,314
3.56%, 08/15/27		1,990	2,004,486
Philip Morris International, Inc.:
2.13%, 05/10/23		170	169,438
2.88%, 05/01/24		3,870	3,968,571
1.45%, 08/01/39	EUR	2,505	2,606,082

Security		Par (000)	Value

Tobacco (continued)
Philip Morris International, Inc.: (continued)
4.50%, 03/20/42	USD	1,110	$1,232,230
3.88%, 08/21/42		58	59,301
Reynolds American, Inc.:
4.45%, 06/12/25		20,597	21,967,735
5.85%, 08/15/45		5,432	6,010,919

			72,567,586

Trading Companies & Distributors — 0.0%
Ashtead Capital, Inc.:
5.63%, 10/01/24(b)		2,016	2,076,480
4.13%, 08/15/25(b)		998	1,015,465
5.25%, 08/01/26(b)		330	350,212
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		134	138,355
GATX Corp., 2.60%, 03/30/20		2,962	2,964,791

			6,545,303

Transportation Infrastructure — 0.0%
Adani Ports & Special Economic Zone Ltd.:
4.00%, 07/30/27		203	207,441
4.38%, 07/03/29		1,275	1,326,797
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		706	739,314
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)		2,174	2,298,326

			4,571,878

Wireless Telecommunication Services — 0.2%
Digicel Group Two Ltd., 8.25%, 09/30/22(b)		3,096	628,304
Digicel Ltd.:
6.00%, 04/15/21(b)		2,289	1,611,599
6.75%, 03/01/23(b)		233	110,602
Millicom International Cellular SA, 6.63%, 10/15/26(b)		1,100	1,203,813
Sprint Communications, Inc., 7.00%, 03/01/20(b)		1,024	1,040,640
Sprint Corp.:
7.88%, 09/15/23		312	342,720
7.13%, 06/15/24		156	168,137
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23(b)		8,258	8,288,466
Vodafone Group PLC:
3.75%, 01/16/24		3,254	3,426,338
4.13%, 05/30/25		3,461	3,737,000
4.38%, 05/30/28		562	620,731
6.15%, 02/27/37		294	370,775
5.00%, 05/30/38		75	85,705
4.38%, 02/19/43		1,409	1,455,561
5.25%, 05/30/48		8,936	10,358,027
5.13%, 06/19/59		78	89,328

			33,537,746

Total Corporate Bonds — 37.1% (Cost: $5,583,382,567)			5,827,178,609

Floating Rate Loan Interests(a) — 2.1%

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., Refinancing Term Loan (2018) (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.23%, 02/24/25		1,918	1,926,218

Airlines — 0.2%
Allegiant Travel Co., Class B Term Loan (3 mo. LIBOR US + 4.500%, 0.000% Floor), 6.71%, 02/05/24(c)		7,281	7,336,021

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	81

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	value

Airlines (continued)
Gol Luxco SA, Term Loan (6 mo. FIXED US + 6.500%, 0.000% Floor), 6.50%, 08/31/20(o)	USD	7,462	$7,536,620
WestJet Airlines Ltd., Term Loan B, 3.00%, 08/07/26(p)		14,767	14,868,597

			29,741,238

Banks — 0.1%
Goldman Sachs Bank USA, Term Loan B (MFA), (3 mo. LIBOR US + 0.000%, 0.25% Floor), 4.12%, 09/17/20(c)		11,428	11,399,732

Building Products — 0.0%
Jeld-Wen, Inc., Term B-4 Loan (3 mo. LIBOR US + 2.000%, 0.000% Floor), 4.39%, 12/14/24		2,920	2,917,381
TAMKO Building Products LLC:
Initial Term Loan (1 mo. LIBOR US + 3.250%, 0.000% Floor), 5.29%, 05/29/26		3,169	3,165,205
Initial Term Loan (3 mo. LIBOR US + 3.250%, 0.000% Floor), 5.37%, 05/29/26		634	633,041

			6,715,627

Capital Markets — 0.2%
LSTAR Securities Financing Vehicle LLC, Loan (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.44%, 05/30/22(c)		24,036	24,035,578

Commercial Services & Supplies — 0.1%
Colorado Plaza, Term Loan, 2.90%, 05/15/20(c)(p)		8,600	8,600,000
KAR Auction Services, Inc., Tranche B-6 Term Loan, 2.25%, 09/19/26(p)		1,080	1,084,184
NRC U.S. Holding Co. LLC, Initial Term Loan (3 mo. LIBOR US + 5.250%, 1.000% Floor), 7.35%, 06/11/24		7,837	7,803,159

			17,487,343

Construction & Engineering — 0.0%
PLH Infrastructure Services, Inc., Term Loan (3 mo. LIBOR US + 6.000%, 0.000% Floor), 8.21%, 08/07/23(c)		2,717	2,689,625
Ply Gem Midco, Inc., Initial Term Loan (1 mo. LIBOR US + 3.750%, 0.000% Floor), 5.79%, 04/12/25		3,127	3,056,748

			5,746,373

Diversified Financial Services — 0.3%
18 Fremont Street Acquisition LLC, Term Loan (6 mo. LIBOR US + 8.000%, 1.500% Floor), 10.04%, 08/09/25(c)		12,000	12,000,273
BSREP II Houston Office 1HC Owner LLC, Mezzanine Loan (1 mo. LIBOR US + 2.500%, 0.000% Floor), 4.54%, 12/09/22		9,589	9,588,750
Goldman Sachs Lending Partners LLC, Term Loan A (MFA), (3 mo. LIBOR US + 0.000%, 0.25% Floor), 4.12%, 08/26/20(c)		4,793	4,781,436
Inmarsat PLC, Term Loan B, 4.50%, 09/23/26(p)		2,535	2,493,401
Intelsat Jackson Holdings SA:
Tranche B-3 Term Loan (1 mo. LIBOR US + 3.750%, 1.000% Floor), 5.80%, 11/27/23		1,275	1,277,792
Tranche B-4 Term Loan (1 mo. LIBOR US + 4.500%, 1.000% Floor), 6.55%, 01/02/24		1,458	1,474,123
RNTR-1 LLC (AKA Seer Sylvan), Initial Term Loan (1 mo. LIBOR US + 2.375%, 0.250% Floor), 4.40%, 12/20/21(c)		7,860	7,840,350

Security		Par (000)	value

Diversified Financial Services (continued)
Stars Group Holdings BV, USD Term Loan (3 mo. LIBOR US + 3.500%, 0.000% Floor), 5.60%, 07/10/25	USD	10,041	$10,078,548

			49,534,673

Electronic Equipment, Instruments & Components — 0.0%
Robertshaw U.S. Holding Corp. (FKA Fox U.S. Bidco Corp.), Initial Term Loan (Second Lien) (1 mo. LIBOR US + 8.000%, 1.000% Floor), 10.06%, 02/28/26		1,795	1,537,723

Energy Equipment & Services — 0.1%
Bristow Group, Inc.:
Term Loan, 0.00%, 08/21/20(c)(p)		867	866,693
Term Loan (1 mo. LIBOR US + 7.000%, 2.500% Floor), 9.50%, 05/10/22(c)		1,738	1,728,848
PHI Group, Inc., Loan (1 mo. LIBOR US + 7.000%, 1.000% Floor), 9.04%, 09/04/24(c)		5,616	5,531,760
Pioneer Energy Services Corp. (FKA Pioneer Drilling Co.), Term Loan (1 mo. LIBOR US + 7.750%, 1.000% Floor), 9.80%, 11/08/22(c)		6,928	6,581,781

			14,709,082

Food Products — 0.0%
JBS USA Lux SA (FKA JBS USA LLC), New Term Loan (1 mo. LIBOR US + 2.500%, 0.000% Floor), 4.54%, 05/01/26		4,769	4,788,922

Health Care Providers & Services — 0.1%
Acadia Healthcare Co., Inc., Tranche B-4 Term Loan, 2.50%, 02/16/23(p)		7,638	7,643,958

Hotels, Restaurants & Leisure — 0.2%
DuPont Hotel Project Owner LLC, Loan (1 mo. LIBOR US + 2.500%, 1.000% Floor), 4.54%, 04/01/24(c)		12,000	12,000,000
MGM Growth Properties Operating Partnership LP, Term B Loan (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.04%, 03/21/25		12,310	12,328,499
PCI Gaming Authority, Term B Facility Loan (1 mo. LIBOR US + 3.000%, 0.000% Floor), 5.04%, 05/29/26		7,492	7,529,684

			31,858,183

Machinery — 0.0%
Gates Global LLC, Initial B-2 Dollar Term Loan (1 mo. LIBOR US + 2.750%, 1.000% Floor), 4.79%, 04/01/24		989	972,269

Media — 0.1%
Charter Communications Operating LLC (AKA CCO Safari LLC), Term A-2 Loan (1 mo. LIBOR US + 1.500%, 0.000% Floor), 3.55%, 03/31/23		7,078	7,051,147
Facebook Burlingame, Term Loan, 0.00%, 05/09/23(p)		5,628	5,627,840
Lamar Media Corp., Term B Loan, 1.75%, 03/14/25(p)		478	479,883

			13,158,870

Metals & Mining — 0.0%
Samarco Mineracao SA, Term Loan, 1.40%, 12/02/18(c)(f)(i)(p)		1,122	785,534

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	value

Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor II LLC, Initial Term Loan (1 mo. LIBOR US + 4.750%, 0.000% Floor), 6.79%, 11/03/25	USD	9,523	$8,531,108
California Resources Corp.:
Initial Loan (1 mo. LIBOR US + 4.750%, 1.000% Floor), 6.79%, 12/31/22		5,498	4,870,293
Loan (1 mo. LIBOR US + 10.375%, 1.000% Floor), 12.42%, 12/31/21		7,760	6,736,689
CITGO Holding, Inc., Term Loan (1 mo. LIBOR US + 7.000%, 1.000% Floor), 9.04%, 08/01/23		1,128	1,147,740
Midcoast Energy LLC, Tranche B Term Loan (3 mo. LIBOR US + 5.500%, 0.000% Floor), 7.60%, 08/01/25		3,807	3,735,177

			25,021,007

Real Estate Management & Development — 0.2%
BRE Park Avenue Tower Owner LLC, Mezzanine A Loan (1 mo. LIBOR US + 2.053%, 0.000% Floor), 4.10%, 03/09/24		16,233	16,232,743
VICI Properties 1 LLC, Term B Loan (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.05%, 12/20/24		6,752	6,766,062

			22,998,805

Software — 0.0%
Interface Security Systems LLC, Initial Term Loan (1 mo. LIBOR US + 7.000%, 1.750% Floor), 9.04%, 08/07/23(c)		5,536	5,418,637

Technology Hardware, Storage & Peripherals — 0.1%
Aligned Energy Data Centers (SLC) Propco LLC, Term Loan (1 mo. LIBOR US + 3.500%, 0.000% Floor), 5.54%, 10/09/23		17,695	17,588,706

Thrifts & Mortgage Finance — 0.2%
Caliber Home Loans, Inc., Term Loan (1 mo. LIBOR US + 3.250%, 0.000% Floor), 5.35%, 04/24/21(c)		13,733	13,698,849
Roundpoint Mortgage Servicing Corp., Closing Date Term Loan (1 mo. LIBOR US + 3.375%, 0.000% Floor), 5.48%, 08/27/20(c)		17,937	17,960,255

			31,659,104

Trading Companies & Distributors — 0.0%
Foundation Building Materials Holding Company LLC, Term Loan (1 mo. LIBOR US + 3.000%, 0.000% Floor), 5.04%, 08/13/25		3,980	3,974,950

Total Floating Rate Loan Interests — 2.1% (Cost: $331,498,499)			328,702,532

Foreign Agency Obligations — 1.1%

Brazil — 0.1%
Petrobras Global Finance BV:
8.75%, 05/23/26		3,094	3,958,000
7.25%, 03/17/44		7,271	8,691,117

			12,649,117

China — 0.1%
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		775	796,189
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	800	841,436

Security		Par (000)	Value

China (continued)
China Cinda Finance 2017 I Ltd., 4.75%, 02/21/29	USD	710	$799,416
China Construction Bank Corp., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 1.880%), 4.25%, 02/27/29(j)		805	842,734
China Minmetals Corp., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 4.717%), 3.75%(j)(k)		339	339,000
China Railway Construction Corp. Ltd., 1.50%, 12/21/21(g)	CNH	4,000	552,379
Chinalco Capital Holdings Ltd.:
(5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 5.788%), 4.10%(j)(k)		735	735,735
4.25%, 04/21/22	USD	1,025	1,034,481
CNAC HK Finbridge Co. Ltd., 4.63%, 03/14/23		1,675	1,757,180
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		2,857	2,885,570
Franshion Brilliant Ltd., 4.25%, 07/23/29		1,000	991,840
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		500	479,325
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		492	491,692
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29		1,500	1,577,813
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21		255	256,913
Inner Mongolia High-Grade High Way Construction And Development Co. Ltd., 4.38%, 12/04/20		300	299,160
Leader Goal International Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 6.919%), 4.25%(j)(k)		700	711,156
Rongshi International Finance Ltd., 3.75%, 05/21/29		1,945	2,081,150
Sino-Ocean Land Treasure IV Ltd.:
5.25%, 04/30/22		480	490,773
4.75%, 08/05/29		715	692,049
Xi’an Municipal Infrastructure Construction Investment Group Corp. Ltd., 4.00%, 06/24/22		645	649,838

			19,305,829

Colombia — 0.1%
Ecopetrol SA, 7.38%, 09/18/43		2,035	2,724,992
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		2,801	2,932,647

			5,657,639

France — 0.0%
RTE Reseau de Transport d’Electricite SADIR:
0.00%, 09/09/27	EUR	1,000	1,072,626
1.13%, 09/09/49		2,600	2,775,179

			3,847,805

Hong Kong — 0.0%
Joy Treasure Assets Holdings, Inc.:
4.50%, 03/20/29	USD	470	505,250
3.50%, 09/24/29		1,565	1,552,915

			2,058,165

India — 0.0%
Greenko Investment Co., 4.88%, 08/16/23		589	582,558
Oil India Ltd., 5.13%, 02/04/29		880	999,075
Power Finance Corp. Ltd.:
3.75%, 06/18/24		1,060	1,081,846
3.75%, 12/06/27		1,130	1,128,941

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	83

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

India (continued)
Power Finance Corp. Ltd.: (continued)
4.50%, 06/18/29	USD	893	$932,906
REC Ltd., 4.63%, 03/22/28		670	703,081

			5,428,407

Indonesia — 0.0%
Indonesia Asahan Aluminium Persero PT, 5.71%, 11/15/23		1,925	2,122,914
Pertamina Persero PT, 4.70%, 07/30/49		625	648,438
Perusahaan Listrik Negara PT:
5.45%, 05/21/28		300	345,469
5.38%, 01/25/29		300	344,250
6.15%, 05/21/48		200	256,438
4.88%, 07/17/49		850	913,750

			4,631,259

Ireland — 0.0%
ESB Finance DAC, 3.49%, 01/12/24	EUR	2,915	3,659,390

Malaysia — 0.0%
1MDB Energy Ltd., 5.99%, 05/11/22	USD	1,500	1,578,750

Mexico — 0.5%
Petroleos Mexicanos:
6.38%, 02/04/21		5,442	5,680,088
(3 mo. LIBOR US + 3.650%), 5.79%, 03/11/22(a)		1,086	1,129,315
6.88%, 08/04/26		4,512	4,850,400
6.49%, 01/23/27(b)		1,156	1,205,130
6.50%, 03/13/27		42,323	43,966,986
5.35%, 02/12/28		6,035	5,774,741
7.69%, 01/23/50(b)		11,511	11,972,303

			74,578,963

Netherlands — 0.1%
Enexis Holding NV, 0.75%, 07/02/31	EUR	5,665	6,397,985
TenneT Holding BV:
1.25%, 10/24/33		950	1,124,686
1.50%, 06/03/39		2,960	3,606,285

			11,128,956

Norway — 0.1%
Telenor ASA:
0.00%, 09/25/23		3,400	3,721,408
1.75%, 05/31/34		4,660	5,723,145

			9,444,553

Saudi Arabia — 0.0%
SABIC Capital II BV, 4.00%, 10/10/23(b)	USD	1,864	1,957,200
Saudi Telecom Co., 3.89%, 05/13/29(b)		1,699	1,823,877

			3,781,077

Singapore — 0.0%
BOC Aviation Ltd., 3.00%, 09/11/29		2,000	1,974,940

South Africa — 0.1%
Eskom Holdings SOC Ltd.:
5.75%, 01/26/21(b)		2,400	2,424,000
6.75%, 08/06/23(b)		2,325	2,390,298
7.13%, 02/11/25(b)		656	675,680

			5,489,978

United Arab Emirates — 0.0%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47		1,100	1,278,750

United States — 0.0%
Citgo Holding, Inc., 9.25%, 08/01/24(b)		571	606,687

Total Foreign Agency Obligations — 1.1% (Cost: $161,812,461)			167,100,265

Security		Par (000)	Value

Foreign Government Obligations — 3.2%

Argentina — 0.1%
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	75,811	$473,186
Republic of Argentina:
3.38%, 10/12/20	CHF	385	187,934
4.63%, 01/11/23	USD	1,871	784,651
7.50%, 04/22/26		2,142	937,125
5.88%, 01/11/28		8,423	3,453,430
7.13%, 07/06/36		3,371	1,449,530
6.88%, 01/11/48		5,442	2,299,245

			9,585,101

Brazil — 0.1%
Federative Republic of Brazil, 4.50%, 05/30/29		8,556	8,916,956

China — 0.0%
People’s Republic of China, 3.30%, 07/04/23	CNH	3,500	496,612

Colombia — 0.5%
Colombian TES:
10.00%, 07/24/24	COP	61,158,000	21,154,517
6.25%, 11/26/25		44,752,400	13,380,968
Republic of Colombia, 3.88%, 04/25/27	USD	35,230	37,387,837

			71,923,322

Ecuador — 0.0%
Republic of Ecuador, 9.50%, 03/27/30(b)		5,775	5,841,413

Egypt — 0.1%
Arab Republic of Egypt:
15.90%, 07/02/24	EGP	13,550	877,306
7.50%, 01/31/27	USD	2,338	2,513,350
16.10%, 05/07/29	EGP	60,647	4,066,339
5.63%, 04/16/30	EUR	2,767	3,010,248
6.38%, 04/11/31(b)		2,459	2,786,567
6.88%, 04/30/40	USD	3,055	2,976,716
8.50%, 01/31/47		1,144	1,212,998
8.70%, 03/01/49(b)		989	1,061,939
8.70%, 03/01/49		1,155	1,240,181

			19,745,644

France — 0.3%
Republic of France, 1.75%, 05/25/66(b)	EUR	28,539	43,492,127

Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24	USD	8,710	9,831,413

Indonesia — 0.3%
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 03/01/28		550	601,563
Republic of Indonesia:
4.10%, 04/24/28		5,130	5,537,194
8.25%, 05/15/29	IDR	212,926,000	15,962,419
6.63%, 05/15/33		25,942,000	1,655,756
8.38%, 03/15/34	106,527,000		7,906,037
7.50%, 06/15/35		33,141,000	2,292,998
8.38%, 04/15/39	195,428,000		14,435,101

			48,391,068

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22	USD	775	732,375

Mexico — 0.9%
United Mexican States:
6.50%, 06/09/22	MXN	618,767	31,150,434
8.00%, 12/07/23		194,194	10,285,144
8.00%, 09/05/24		151,314	8,065,444
10.00%, 12/05/24		453,941	26,263,907
5.75%, 03/05/26		78,245	3,743,547

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mexico (continued)
United Mexican States: (continued)
4.15%, 03/28/27	USD	53,967	$57,178,037

			136,686,513

Nigeria — 0.0%
Republic of Nigeria:
7.14%, 02/23/30		921	943,449
8.75%, 01/21/31		1,126	1,264,991
9.25%, 01/21/49		1,245	1,387,786

			3,596,226

Panama — 0.1%
Republic of Panama, 3.88%, 03/17/28		16,318	17,730,527

Peru — 0.1%
Republic of Peru, 4.13%, 08/25/27		14,574	16,354,761

Philippines — 0.1%
Republic of the Philippines, 3.00%, 02/01/28		22,148	23,211,990

Russia — 0.2%
Russian Federation, 8.50%, 09/17/31	RUB	2,049,275	35,331,391

South Africa — 0.1%
Republic of South Africa:
4.85%, 09/30/29	USD	2,446	2,439,885
5.75%, 09/30/49		5,698	5,679,482

			8,119,367

Sri Lanka — 0.0%
Republic of Sri Lanka, 6.85%, 03/14/24		425	433,500

Turkey — 0.0%
Republic of Turkey, 7.63%, 04/26/29		4,710	5,010,263

Ukraine — 0.0%
Ukraine Government, 9.75%, 11/01/28		5,666	6,494,653

United Arab Emirates — 0.1%
Emirate of Abu Dhabi:
2.13%, 09/30/24(b)		5,090	5,058,188
2.50%, 09/30/29		1,270	1,261,428
2.50%, 09/30/29(b)		5,723	5,684,370
3.13%, 09/30/49		1,925	1,867,238

			13,871,224

Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		14,750	16,211,533

Total Foreign Government Obligations — 3.2% (Cost: $501,726,845)			502,007,979

		Shares

Investment Companies — 0.3%
Communication Services Select Sector SPDR Fund		87,000	4,308,240
Invesco Senior Loan ETF(q)		68,385	1,544,817
VanEck Vectors Gold Miners ETF		160,590	4,289,359
VanEck Vectors JPMorgan EM Local Currency Bond ETF(q)		726,933	23,988,789
Health Care Select Sector SPDR Fund		47,000	4,236,110
iShares MSCI Emerging Markets ETF(v)		138,000	5,640,060

Total Investment Companies — 0.3% (Cost: $44,815,741)			44,007,375

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 5.2%

Collateralized Mortgage Obligations — 1.7%
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, (12 mo. Federal Reserve Cumulative Average US + 0.940%), 3.42%, 10/25/46(a)	USD	937	$843,084
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.210%), 2.23%, 10/25/46(a)		2,697	1,878,073
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.920%), 3.37%, 11/25/46(a)		3,635	1,786,229
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.700%), 3.15%, 02/25/47(a)		829	513,268
APS Resecuritization Trust: Series 2016-1, Class 1MZ, 4.02%, 07/31/57(b)(d)		7,026	2,641,803
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.850%), 4.87%, 09/27/46(a)(b)		5,877	5,961,408
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.600%), 4.62%, 04/27/47(a)(b)(c)		1,213	1,191,762
ARI Investments LLC, Series 2017-1, Class A, 0.00%, 01/06/25(c)(d)		2,978	2,977,624
Banc of America Funding Trust:
Series 2014-R2, Class 1C, 0.00%, 11/26/36(b)(d)		4,132	983,258
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(b)(c)(d)		1,509	1,569,555
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC9, Class A5, 6.25%, 12/25/35(e)		248	246,303
Bear Stearns Mortgage Funding Trust:
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 2.30%, 08/25/36(a)		1,565	1,560,143
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.170%), 2.19%, 03/25/37(a)		478	448,785
Series 2007-AR3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.16%, 03/25/37(a)		718	692,585
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.23%, 06/25/37(a)		778	758,026
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.15%, 12/25/35(b)(d)(v)		3	3,056
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		26,102	18,925,066
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37		2,015	1,790,492
Series 2008-2, Class 1A1, 6.50%, 06/25/38		6,538	5,693,875
Citigroup Mortgage Loan Trust, Series 2007-2, Class 2A, 6.00%, 11/25/36		16	16,396
Countrywide Alternative Loan Trust:
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.350%), 2.37%, 06/25/35(a)		4,584	3,976,500
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.600%), 2.62%, 01/25/36(a)		723	632,293
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.000%), 3.45%, 02/25/36(a)		881	832,162

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	85

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust: (continued)
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36	USD	1,879	$1,458,940
Series 2006-15CB, Class A1, 6.50%, 06/25/36		435	325,576
Series 2006-23CB, Class 2A5, (1 mo. LIBOR US + 0.400%), 2.42%, 08/25/36(a)		6,126	2,034,511
Series 2006-OA14, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 1.730%), 4.18%, 11/25/46(a)		3,782	3,350,110
Series 2006-OA16, Class A4C, (1 mo. LIBOR US + 0.340%), 2.36%, 10/25/46(a)		4,212	2,559,263
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.190%), 2.23%, 03/20/47(a)		9,975	8,629,243
Series 2006-OA6, Class 1A2, (1 mo. LIBOR US + 0.210%), 2.23%, 07/25/46(a)		3,594	3,515,863
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.190%), 2.21%, 07/25/46(a)		545	530,861
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.230%), 2.25%, 11/25/36(a)		1,661	1,371,295
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.250%), 2.27%, 07/25/46(a)		2,414	1,981,660
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		403	281,860
Series 2007-OA3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.16%, 04/25/47(a)		1,175	1,119,591
Series 2007-OA3, Class 2A2, (1 mo. LIBOR US + 0.180%), 2.20%, 04/25/47(a)		133	40,739
Series 2007-OA8, Class 2A1, (1 mo. LIBOR US + 0.180%), 2.20%, 06/25/47(a)		411	329,802
Series 2007-OH2, Class A2A, (1 mo. LIBOR US + 0.240%), 2.26%, 08/25/47(a)		545	446,217
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, (1 mo. LIBOR US + 0.540%), 2.56%, 02/25/35(a)		283	275,127
Series 2006-OA4, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.960%), 3.41%, 04/25/46(a)		1,513	731,765
Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.200%), 2.22%, 04/25/46(a)		750	714,457
Series 2007-15, Class 2A2, 6.50%, 09/25/37		10,616	7,837,329
Credit Suisse Commercial Mortgage Trust:
Series 19-JR1, Class A1, 4.10%, 09/27/66(b)(d)		42,621	42,713,298
Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)		8,103	4,600,202
Series 2009-5R, Class 4A4, 4.25%, 06/25/36(b)(d)		2,005	1,860,117
Series 2014-11R, Class 16A1, 4.00%, 09/27/47(b)(d)		1,771	1,800,740
Series 2014-4R, Class 16A3, (1 mo. LIBOR US + 0.200%), 2.35%, 02/27/36(a)(b)(c)		815	757,676
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.120%), 2.27%, 08/27/36(a)(b)		1,535	1,399,352
Series 2015-6R, Class 5A1, (1 mo. LIBOR US + 0.180%), 2.51%, 03/27/36(a)(b)		132	131,428

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Credit Suisse Commercial Mortgage Trust: (continued)
Series 2015-6R, Class 5A2, (1 mo. LIBOR US + 0.180%), 2.51%, 03/27/36(a)(b)	USD	2,721	$2,096,235
Series 2019-RPL4, Class A1, 3.83%, 08/26/58(b)		6,281	6,352,784
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1 mo. LIBOR US + 1.350%), 3.37%, 11/25/35(a)		1,306	395,188
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, (1 mo. LIBOR US + 0.170%), 2.19%, 08/25/47(a)		1,437	1,011,708
Deutsche Alt-A Securities, Inc.,
Series 2007-RS1, Class A2, (1 mo. LIBOR US + 0.500%), 2.64%, 01/27/37(a)(b)		102	98,839
Deutsche Alt-B Securities Mortgage Loan Trust:
Series 2006-AB3, Class A3, 6.51%, 07/25/36(d)		533	499,615
Series 2006-AB3, Class A8, 6.36%, 07/25/36(d)		340	318,603
GreenPoint Mortgage Funding Trust,
Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.000%), 4.45%, 03/25/36(a)		954	952,904
GSR Mortgage Loan Trust:
Series 2006-OA1, Class 1A1, (1 mo. LIBOR US + 0.220%), 2.24%, 08/25/46(a)		18,537	7,314,934
Series 2007-1F, Class 2A4, 5.50%, 01/25/37		306	338,002
HarborView Mortgage Loan Trust,
Series 2007-4, Class 2A2, (1 mo. LIBOR US + 0.250%), 2.31%, 07/19/47(a)		818	749,507
Impac CMB Trust:
Series 2004-11, Class 1A2, (1 mo. LIBOR US + 0.520%), 2.54%, 03/25/35(a)		1,477	1,461,972
Series 2005-6, Class 1A1, (1 mo. LIBOR US + 0.500%), 2.52%, 10/25/35(a)		1,101	1,085,536
IndyMac INDX Mortgage Loan Trust:
Series 2007-AR19, Class 3A1, 3.72%, 09/25/37(d)		3,443	2,470,456
Series 2007-FLX5, Class 2A2, (1 mo. LIBOR US + 0.240%), 2.26%, 08/25/37(a)		1,172	1,046,631
JPMorgan Alternative Loan Trust:
Series 2007-A1, Class 1A4, (1 mo. LIBOR US + 0.210%), 2.23%, 03/25/37(a)		1,772	1,704,701
Series 2007-A2, Class 2A1, 4.17%, 05/25/37(d)		409	373,037
Legacy Mortgage Asset Trust, Series 2019-SL1, Class A 4.00%, 12/25/54(b)(d)		10,141	10,151,528
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.150%), 3.17%, 12/25/37(a)		1,090	1,078,383
LSTAR Securities Investment Trust: Series 2019-1, Class A1, (1 mo. LIBOR US + 1.700%), 3.79%, 03/01/24(a)(b)		3,632	3,634,163

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
LSTAR Securities Investment Trust: (continued)
Series 2019-2, Class A1, (1 mo. LIBOR US + 1.500%), 3.59%, 04/01/24(a)(b)	USD	4,589	$4,589,430
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.58%, 08/25/37(b)(c)(d)		1,284	1,014,372
MCM Trust:
Series 2018-NPL1, Class A, 4.00%, 06/25/58(b)(c)(d)		3,688	3,691,695
Series 2018-NPL1, Class B, 0.00%, 06/25/58(b)(c)(d)		9,920	1,388,802
Series 2018-NPL2, Class A, 4.00%, 10/25/28(b)(c)(e)		10,984	11,066,357
Series 2018-NPL2, Class B, 0.00%, 10/25/28(b)(c)		17,060	3,775,428
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. LIBOR US + 0.210%), 2.23%, 04/25/37(a)		2,651	2,322,426
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 4.10%, 05/25/36(d)		1,583	1,475,583
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 2.44%, 04/16/36(a)(b)		8,546	7,410,806
New Residential Mortgage Loan Trust:
Series 2019-2A, Class A1, 4.25%, 12/25/57(b)(d)		2,327	2,424,922
Series 2019-RPL1, Class A1, 4.33%, 02/26/24(b)(e)		6,899	6,945,861
Nomura Asset Acceptance Corp. Alternative Loan Trust:
Series 2001-R1A, Class A, 7.00%, 02/19/30(b)(d)		502	514,539
Series 2006-AF1, Class 1A4, 6.63%, 05/25/36(e)		606	229,630
Series 2007-2, Class A4, (1 mo. LIBOR US + 0.420%), 2.44%, 06/25/37(a)		453	374,648
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, (3 mo. LIBOR US + 0.180%), 2.48%, 01/15/39(a)		336	318,398
RALI Trust, Series 2007-QH9, Class A1, 3.65%, 11/25/37(d)		887	827,885
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.340%), 2.36%, 06/25/35(a)(b)		529	507,037
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.400%), 2.42%, 09/25/35(a)(b)		176	161,806
Seasoned Credit Risk Transfer Trust:
Series 2017-3, Class M2, 4.75%, 07/25/56(b)(d)		1,550	1,560,589
Series 2018-1, Class BX, 5.32%, 05/25/57(d)		553	289,441
Series 2018-1, Class M, 4.75%, 05/25/57(d)		500	509,429
Series 2018-3, Class M, 4.75%, 08/25/57(b)(d)		2,700	2,750,205
STACR Trust, Series 2018-DNA2, Class M2, (1 mo. LIBOR US + 2.150%), 4.17%, 12/25/30(a)(b)		1,430	1,442,298
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 4.03%, 04/25/36(d)		1,024	856,009
Structured Asset Mortgage Investments II Trust: Series 2006-AR4, Class 3A1, (1 mo. LIBOR US + 0.190%), 2.21%, 06/25/36(a)		3,066	2,983,334

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Structured Asset Mortgage Investments II Trust: (continued)
Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.23%, 05/25/46(a)	USD	616	$533,588
Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A1, (12 mo. LIBOR US + 1.250%), 3.28%, 06/25/47(a)		440	403,665
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1, Class 4CB, 6.50%, 02/25/36		1,546	1,383,998
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2005-AR2, Class B1, (1 mo. LIBOR US + 0.530%), 2.55%, 01/25/45(a)		622	480,863
Series 2006-4, Class 1A1, 6.00%, 04/25/36		4,566	4,300,022
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		1,525	1,381,590
Series 2006-4, Class 3A5, 6.35%, 05/25/36(e)		591	535,695

Total Collateralized Mortgage Obligations — 1.7% (Cost: $263,728,031)			258,303,845

Commercial Mortgage-Backed Securities — 3.2%
1211 Avenue of the Americas Trust, Series 2015-1211, Class D, 4.28%, 08/10/35(b)(d)		660	700,942
245 Park Avenue Trust: Series 2017-245P, Class D, 3.66%, 06/05/37(b)(d)		480	501,290
Series 2017-245P, Class E, 3.78%, 06/05/37(b)(d)		1,699	1,694,280
280 Park Avenue Mortgage Trust:
Series 2017-280P, Class D, (1 mo. LIBOR US + 1.537%), 3.56%, 09/15/34(a)(b)		2,920	2,925,453
Series 2017-280P, Class E, (1 mo. LIBOR US + 2.119%), 4.15%, 09/15/34(a)(b)		5,835	5,853,159
Series 2017-280P, Class F, (1 mo. LIBOR US + 2.827%), 4.86%, 09/15/34(a)(b)		630	632,748
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(b)		700	727,319
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(b)(d)		1,340	1,348,547
AREIT Trust, Series 2018-CRE1, Class A, (1 mo. LIBOR US + 0.850%), 2.88%, 02/14/35(a)(b)		47	47,180
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.100%), 4.13%, 04/15/35(a)(b)		1,791	1,795,467
Asset Securitization Corp., Series 1997-D5, Class B2, 6.93%, 02/14/43		75	74,814
Atrium Hotel Portfolio Trust:
Series 2017-ATRM, Class D, (1 mo. LIBOR US + 1.950%), 3.98%, 12/15/36(a)(b)		4,840	4,846,008
Series 2017-ATRM, Class E, (1 mo. LIBOR US + 3.050%), 5.08%, 12/15/36(a)(b)		910	913,347
Series 2018-ATRM, Class E, (1 mo. LIBOR US + 3.400%), 5.43%, 06/15/35(a)(b)		1,640	1,649,207
Aventura Mall Trust, Series 2013-AVM, Class D, 3.74%, 12/05/32(b)(d)		300	303,525
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(d)		158	157,790

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	87

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2015-200P, Class F, 3.72%, 04/14/33(b)(d)	USD	1,241	$1,252,796
Series 2016-ISQ, Class C, 3.73%, 08/14/34(b)(d)		445	467,536
Series 2016-ISQ, Class E, 3.73%, 08/14/34(b)(d)		6,140	6,152,426
Series 2017-SCH, Class BF, (1 mo. LIBOR US + 1.400%), 3.43%, 11/15/33(a)(b)		2,170	2,162,275
Series 2017-SCH, Class CL, (1 mo. LIBOR US + 1.500%), 3.53%, 11/15/32(a)(b)		970	969,893
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.000%), 4.03%, 11/15/32(a)(b)		1,930	1,929,788
Series 2018-DSNY, Class D, (1 mo. LIBOR US + 1.700%), 3.73%, 09/15/34(a)(b)		3,275	3,285,269
Bancorp Commercial Mortgage Trust, Series 2018-CR3, Class A, (1 mo. LIBOR US + 0.850%), 2.88%, 01/15/33(a)(b)		1,644	1,639,520
BANK, Series 2019-BN19, Class C, 4.17%, 08/15/61(d)		1,540	1,659,037
Barclays Commercial Mortgage Trust:
Series 2015-STP, Class E, 4.43%, 09/10/28(b)(d)		100	99,044
Series 2018-TALL, Class A, (1 mo. LIBOR US + 0.722%), 2.75%, 03/15/37(a)(b)		918	915,716
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.449%), 3.48%, 03/15/37(a)(b)		1,120	1,119,997
Series 2019-C3, Class C, 4.18%, 05/15/52		1,514	1,631,225
Series 2019-C3, Class D, 3.00%, 05/15/52(b)		1,189	1,112,565
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, (1 mo. LIBOR US + 0.310%), 2.33%, 08/25/35(a)(b)		1,299	1,246,697
Series 2005-4A, Class A1, (1 mo. LIBOR US + 0.300%), 2.32%, 01/25/36(a)(b)		321	309,215
Series 2005-4A, Class A2, (1 mo. LIBOR US + 0.390%), 2.41%, 01/25/36(a)(b)		90	87,536
Series 2005-4A, Class M1, (1 mo. LIBOR US + 0.450%), 2.47%, 01/25/36(a)(b)		241	232,370
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.360%), 2.38%, 04/25/36(a)(b)		325	313,006
Series 2006-3A, Class A1, (1 mo. LIBOR US + 0.250%), 2.27%, 10/25/36(a)(b)		593	567,377
Series 2006-3A, Class A2, (1 mo. LIBOR US + 0.300%), 2.32%, 10/25/36(a)(b)		413	396,471
Series 2006-4A, Class A1, (1 mo. LIBOR US + 0.230%), 2.25%, 12/25/36(a)(b)		850	819,951
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 3.52%, 12/25/37(a)(b)		1,980	1,883,173
BBCMS Mortgage Trust, Series 2018-CHRS, Class E, 4.41%, 08/05/38(b)(d)		980	913,276
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		2,730	2,842,741
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(b)(d)		790	795,591
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PWR7, Class B, 5.21%, 02/11/41(d)		888	885,657
Series 2007-T26, Class AM, 5.51%, 01/12/45(d)		768	766,064

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust:
Series 2018-B3, Class D, 3.06%, 04/10/51(b)(d)	USD	210	$197,885
Series 2019-B10, Class 3CCA, 4.03%, 03/15/62(b)(d)		4,860	5,159,376
Series 2019-B13, Class A4, 2.95%, 08/15/57		1,927	1,999,624
BHMS, Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.250%), 3.28%, 07/15/35(a)(b)		7,050	7,049,958
BWAY Mortgage Trust:
Series 2013-1515, Class A2, 3.45%, 03/10/33(b)		2,920	3,093,575
Series 2013-1515, Class D, 3.63%, 03/10/33(b)		1,400	1,449,745
Series 2013-1515, Class E, 3.72%, 03/10/33(b)		250	258,038
Series 2013-1515, Class F, 4.06%, 03/10/33(b)(d)		250	255,356
BX Commercial Mortgage Trust, Series 2018-IND, Class H, (1 mo. LIBOR US + 3.000%), 5.03%, 11/15/35(a)(b)		12,313	12,340,148
BXP Trust:
Series 2017-CC, Class D, 3.67%, 08/13/37(b)(d)		750	771,831
Series 2017-CC, Class E, 3.67%, 08/13/37(b)(d)		1,450	1,456,283
Series 2017-GM, Class D, 3.54%, 06/13/39(b)(d)		590	610,308
Series 2017-GM, Class E, 3.54%, 06/13/39(b)(d)		1,240	1,240,549
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, (1 mo. LIBOR US + 1.750%), 3.78%, 12/15/37(a)(b)		6,011	6,040,480
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 04/10/29(b)(d)		560	572,587
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		410	444,205
Series 2018-TAN, Class C, 5.29%, 02/15/33(b)		1,160	1,242,209
CFK Trust, Series 2019-FAX, Class D, 4.64%, 01/15/39(b)(d)		2,643	3,027,291
CGBAM Commercial Mortgage Trust:
Series 2015-SMRT, Class E, 3.91%, 04/10/28(b)(d)		1,880	1,888,428
Series 2015-SMRT, Class F, 3.91%, 04/10/28(b)(d)		230	231,031
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class A, (1 mo. LIBOR US + 0.790%), 2.82%, 07/15/32(a)(b)		4,330	4,329,994
Series 2017-BIOC, Class D, (1 mo. LIBOR US + 1.600%), 3.63%, 07/15/32(a)(b)		4,760	4,760,006
Series 2017-BIOC, Class E, (1 mo. LIBOR US + 2.150%), 4.18%, 07/15/32(a)(b)		7,000	7,000,003
CHC Commercial Mortgage Trust, Series 2019-CHC, Class B, (1 mo. LIBOR US + 1.500%), 3.53%, 06/15/34(a)(b)		7,293	7,302,132
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class C, 5.26%, 03/10/47(d)		440	477,320
Series 2015-SHP2, Class B, (1 mo. LIBOR US + 1.850%), 3.88%, 07/15/27(a)(b)		3,470	3,474,263

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust: (continued)
Series 2015-SHP2, Class F, (1 mo. LIBOR US + 5.200%), 7.23%, 07/15/27(a)(b)	USD	370	$370,248
Series 2016-C1, Class C, 5.12%, 05/10/49(d)		1,290	1,435,157
Series 2016-C1, Class D, 5.12%, 05/10/49(b)(d)		450	471,046
Series 2016-GC37, Class C, 5.09%, 04/10/49(d)		640	697,798
Series 2016-P3, Class C, 5.00%, 04/15/49(d)		120	131,593
Series 2016-P3, Class D, 2.80%, 04/15/49(b)(d)		137	120,895
Series 2017-C4, Class A4, 3.47%, 10/12/50		1,220	1,312,279
Series 2019-PRM, Class E, 4.89%, 05/10/36(b)		4,801	4,973,498
Series 2019-SMRT, Class D, 4.90%, 01/10/24(b)(d)		7,200	7,664,076
Series 2019-SMRT, Class E, 4.90%, 01/10/24(b)(d)		419	435,554
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		3,229	3,320,574
Series 2017-CD3, Class A4, 3.63%, 02/10/50		850	920,928
Series 2017-CD4, Class A4, 3.51%, 05/10/50(d)		50	53,623
CLNS Trust, Series 2017-IKPR, Class E, (1 mo. LIBOR US + 3.500%), 5.55%, 06/11/32(a)(b)		1,554	1,554,964
Commercial Mortgage Pass-Through Certificates:
Series 2005-C6, Class F, 5.91%, 06/10/44(b)(d)		380	386,958
Series 2014-CR14, Class A4, 4.24%, 02/10/47(d)		855	922,341
Series 2014-CR15, Class C, 4.90%, 02/10/47(d)		260	282,222
Series 2014-CR16, Class A4, 4.05%, 04/10/47		4,806	5,160,312
Series 2014-CR17, Class A5, 3.98%, 05/10/47		2,642	2,836,713
Series 2014-CR18, Class A4, 3.55%, 07/15/47		390	408,912
Series 2014-CR19, Class A5, 3.80%, 08/10/47		1,391	1,488,397
Series 2014-CR21, Class C, 4.58%, 12/10/47(d)		1,010	1,073,664
Series 2015-CR23, Class CMC, 3.81%, 05/10/48(b)(d)		210	210,540
Series 2015-CR23, Class CMD, 3.81%, 05/10/48(b)(d)		10,150	10,166,654
Series 2015-CR23, Class CME, 3.81%, 05/10/48(b)(d)		2,600	2,599,442
Series 2015-CR24, Class A5, 3.70%, 07/10/25		1,370	1,471,708
Series 2015-CR25, Class A4, 3.76%, 08/10/48		3,505	3,773,870
Series 2015-CR25, Class C, 4.70%, 08/10/48(d)		1,010	1,066,576
Series 2015-LC19, Class A4, 3.18%, 02/10/48		1,785	1,865,101
Series 2015-LC19, Class C, 4.39%, 02/10/48(d)		450	476,563

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates: (continued)
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)	USD	676	$645,517
Series 2015-LC21, Class C, 4.44%, 07/10/48(d)		1,600	1,694,072
Series 2017-COR2, Class A3, 3.51%, 09/10/50		1,180	1,266,455
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		860	812,766
Series 2018-HCLV, Class B, (1 mo. LIBOR US + 1.400%), 3.43%, 09/15/33(a)(b)		1,420	1,416,886
Commercial Mortgage Trust:
Series 2013-GAM, Class A2, 3.37%, 02/10/28(b)		1,656	1,666,524
Series 2014-LC15, Class A4, 4.01%, 04/10/47		2,350	2,519,462
Series 2014-UBS4, Class C, 4.80%, 08/10/47(d)		2,395	2,507,856
Series 2015-CR23, Class A4, 3.50%, 05/10/48		810	860,341
Series 2015-LC23, Class A4, 3.77%, 10/10/48		1,040	1,123,720
Series 2016-667M, Class D, 3.28%, 10/10/36(b)(d)		630	638,651
Core Industrial Trust:
Series 2015-CALW, Class A, 3.04%, 02/10/34(b)		1,802	1,840,797
Series 2015-CALW, Class G, 3.98%, 02/10/34(b)(d)		1,971	2,001,891
Series 2015-TEXW, Class A, 3.08%, 02/10/34(b)		2,948	3,012,869
Series 2015-TEXW, Class D, 3.98%, 02/10/34(b)(d)		1,330	1,355,919
Series 2015-TEXW, Class E, 3.98%, 02/10/34(b)(d)		250	253,062
Series 2015-TEXW, Class F, 3.98%, 02/10/34(b)(d)		5,869	5,894,843
Credit Suisse Commercial Mortgage Trust:
Series 2015-GLPB, Class A, 3.64%, 11/15/34(b)		2,305	2,415,795
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.950%), 2.98%, 12/15/30(a)(b)		900	898,876
Series 2017-TIME, Class A, 3.65%, 11/13/39(b)		850	902,635
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class C, 4.95%, 07/15/37(d)		1	1,221
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class A4, 3.50%, 06/15/57		1,160	1,229,426
Series 2018-C14, Class C, 5.06%, 11/15/51(d)		1,250	1,414,476
Series 2019-C15, Class A4, 4.05%, 03/15/52		3,683	4,131,030
Series 2019-C15, Class C, 5.15%, 03/15/52(d)		2,755	3,127,172
Series 2019-C15, Class D, 3.00%, 03/15/52(b)		1,285	1,178,268
Series 2019-C16, Class A3, 3.33%, 06/15/52		2,650	2,821,963
Series 2019-C16, Class C, 4.24%, 06/15/52(d)		3,600	3,854,826
Series 2019-C17, Class C, 3.93%, 09/15/52		4,458	4,634,289

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	89

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust: (continued)
Series 2019-C17, Class D, 2.50%, 09/15/52(b)	USD	3,641	$3,112,056
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.33%, 04/10/37(b)(d)		1,144	1,129,050
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C1, Class A4, 3.28%, 02/10/26		1,430	1,512,049
Deutsche Bank UBS Mortgage Trust:
Series 2017-BRBK, Class A, 3.45%, 10/10/34(b)		2,540	2,668,612
Series 2017-BRBK, Class D, 3.65%, 10/10/34(b)(d)		1,800	1,852,558
Series 2017-BRBK, Class E, 3.65%, 10/10/34(b)(d)		4,290	4,325,868
Series 2017-BRBK, Class F, 3.65%, 10/10/34(b)(d)		880	875,373
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(b)(d)		1,190	1,274,295
Exantas Capital Corp. Ltd., Series 2019-RSO7, Class AS, (1 mo. LIBOR US + 1.500%), 3.53%, 04/15/36(a)(b)		3,495	3,498,778
FREMF Mortgage Trust:
Series 2016-K54, Class B, 4.19%, 04/25/48(b)(d)		1,280	1,362,548
Series 2017-K64, Class B, 4.12%, 05/25/50(b)(d)		766	824,928
Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(b)(d)		1,190	1,192,332
Series 2018-K74, Class B, 4.23%, 02/25/51(b)(d)		120	129,464
Series 2018-K77, Class B, 4.16%, 05/25/51(b)(d)		770	834,381
Series 2018-K80, Class B, 4.37%, 08/25/50(b)(d)		1,510	1,643,608
FRESB Mortgage Trust:
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(d)		2,446	2,572,207
Series 2018-SB53, Class A10F, 3.66%, 06/25/28(d)		1,456	1,571,194
GPMT Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.900%), 2.94%, 11/21/35(a)(b)		1,759	1,757,497
Grace Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 06/10/28(b)(d)		1,662	1,677,104
GS Mortgage Securities Corp Trust:
Series 2017-500K, Class D, (1 mo. LIBOR US + 1.300%), 3.33%, 07/15/32(a)(b)		230	230,072
Series 2017-500K, Class E, (1 mo. LIBOR US + 1.500%), 3.53%, 07/15/32(a)(b)		480	480,599
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.800%), 3.83%, 07/15/32(a)(b)		549	550,373
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.500%), 4.53%, 07/15/32(a)(b)		170	168,620
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class A, 5.37%, 05/03/32(b)		2,750	3,165,696
Series 2013-KING, Class E, 3.55%, 12/10/27(b)(d)		2,990	2,984,392
GS Mortgage Securities Corp. Trust:
Series 2017-GPTX, Class A, 2.86%, 05/10/34(b)		2,290	2,299,209

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. Trust: (continued)
Series 2018-HULA, Class D, (1 mo. LIBOR US + 1.800%), 3.83%, 07/15/25(a)(b)	USD	1,204	$1,207,350
Series 2019-BOCA, Class A, (1 mo. LIBOR US + 1.200%), 3.23%, 06/15/38(a)(b)		1,431	1,431,891
Series 2019-SOHO, Class E, (1 mo. LIBOR US + 1.875%), 3.90%, 06/15/36(a)(b)		4,020	4,011,170
GS Mortgage Securities Trust:
Series 2010-C1, Class A1, 3.68%, 08/10/43(b)		70	70,268
Series 2014-GC20, Class B, 4.53%, 04/10/47(d)		140	150,393
Series 2014-GC24, Class A5, 3.93%, 09/10/47		882	949,462
Series 2015-590M, Class E, 3.93%, 10/10/35(b)(d)		1,410	1,421,848
Series 2015-GC28, Class B, 3.98%, 02/10/48		680	719,330
Series 2015-GC32, Class C, 4.56%, 07/10/48(d)		1,370	1,466,500
Series 2015-GS1, Class A3, 3.73%, 11/10/48		670	725,209
Series 2016-RENT, Class C, 4.20%, 02/10/29(b)(d)		1,070	1,083,826
Series 2017-GS6, Class A3, 3.43%, 05/10/50		1,290	1,380,186
Series 2017-GS7, Class A4, 3.43%, 08/10/50		3,001	3,199,474
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		530	506,681
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		180	167,987
GSCG Trust, Series 2019-600C, Class F, 4.12%, 09/06/34(b)(d)		1,950	1,941,437
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		3,390	3,443,559
Hudson Yards Mortgage Trust:
Series 2016-10HY, Class A, 2.84%, 08/10/38(b)		2,640	2,717,284
Series 2019-30HY, Class E, 3.56%, 07/10/39(b)(d)		6,210	6,266,679
IMT Trust:
Series 2017-APTS, Class AFX, 3.48%, 06/15/34(b)		1,540	1,616,124
Series 2017-APTS, Class DFX, 3.61%, 06/15/34(b)(d)		1,600	1,628,552
Series 2017-APTS, Class EFX, 3.61%, 06/15/34(b)(d)		810	809,075
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, (1 mo. LIBOR US + 0.700%), 2.73%, 01/15/33(a)(b)		620	619,026
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C26, Class A4, 3.49%, 01/15/48		1,247	1,320,768
Series 2015-C33, Class D1, 4.27%, 12/15/48(b)(d)		1,873	1,877,996
JPMDB Commercial Mortgage Securities Trust:
Series 2017-C5, Class A5, 3.69%, 03/15/50		1,880	2,045,799
Series 2017-C5, Class C, 4.51%, 03/15/50(d)		240	258,803

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMDB Commercial Mortgage Securities Trust: (continued)
Series 2017-C5, Class D, 4.72%, 03/15/50(b)(d)	USD	2,051	$2,122,433
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2019-BKWD, Class E, (1 mo. LIBOR US + 2.600%), 4.65%, 09/15/29(a)(b)		4,580	4,594,448
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, (1 mo. LIBOR US + 1.300%), 3.33%, 06/15/45(a)(b)		419	423,428
Series 2014-C20, Class A5, 3.81%, 07/15/47		1,990	2,125,040
Series 2014-C21, Class A5, 3.78%, 08/15/47		1,420	1,516,551
Series 2014-C22, Class A4, 3.80%, 09/15/47		563	602,383
Series 2015-JP1, Class A5, 3.91%, 01/15/49		339	370,264
Series 2015-JP1, Class C, 4.89%, 01/15/49(d)		710	773,857
Series 2015-UES, Class C, 3.62%, 09/05/32(b)(d)		3,431	3,448,556
Series 2015-UES, Class E, 3.74%, 09/05/32(b)(d)		3,880	3,884,062
Series 2015-UES, Class F, 3.62%, 09/05/32(b)(d)		350	349,296
Series 2016-NINE, Class A, 2.95%, 10/06/38(b)(d)		4,650	4,795,036
Series 2017-JP5, Class C, 4.05%, 03/15/50(d)		1,260	1,317,079
Series 2017-JP5, Class D, 4.80%, 03/15/50(b)(d)		1,650	1,736,263
Series 2017-JP6, Class A5, 3.49%, 07/15/50		1,180	1,269,698
Series 2017-JP7, Class B, 4.05%, 09/15/50		320	346,062
Series 2019-COR5, Class C, 3.75%, 06/13/52		3,052	3,151,031
Series 2019-MFP, Class E, (1 mo. LIBOR US + 2.100%), 4.13%, 07/15/36(a)(b)		2,460	2,466,147
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.100%), 5.13%, 07/15/36(a)(b)		891	894,338
Series 2019-OSB, Class E, 3.78%, 06/05/39(b)(d)		1,384	1,434,478
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, (1 mo. LIBOR US + 1.800%), 3.83%, 05/15/36(a)(b)		11,283	11,282,951
Lehman Brothers Small Balance Commercial Mortgage Trust:
Series 2006-2A, Class M2, (1 mo. LIBOR US + 0.390%), 2.54%, 09/25/36(a)(b)		670	654,602
Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.250%), 2.40%, 03/25/37(a)(b)		1,109	1,077,558
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.30%, 04/20/48(b)(d)		1,620	1,655,154
MAD Mortgage Trust:
Series 2017-330M, Class D, 4.11%, 08/15/34(b)(d)		1,085	1,111,603
Series 2017-330M, Class E, 4.17%, 08/15/34(b)(d)		3,010	3,019,586
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		3,880	4,144,854
Series 2015-C23, Class A4, 3.72%, 07/15/50		1,016	1,092,686
Series 2015-C23, Class D, 4.27%, 07/15/50(b)(d)		412	414,288

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust: (continued)
Series 2015-C24, Class A4, 3.73%, 05/15/48	USD	840	$903,205
Series 2015-C25, Class C, 4.68%, 10/15/48(d)		430	465,186
Series 2015-C26, Class A5, 3.53%, 10/15/48		1,144	1,221,294
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		762	724,535
Series 2017-C33, Class C, 4.56%, 05/15/50(d)		840	912,490
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(b)		820	819,564
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.39%, 10/15/42(d)		1,601	1,640,862
Series 2007-T27, Class AJ, 6.14%, 06/11/42(d)		2,146	2,279,808
Series 2014-CPT, Class E, 3.56%, 07/13/29(b)(d)		250	252,501
Series 2014-CPT, Class F, 3.56%, 07/13/29(b)(d)		2,059	2,071,074
Series 2014-CPT, Class G, 3.56%, 07/13/29(b)(d)		1,290	1,292,916
Series 2015-MS1, Class A4, 3.78%, 05/15/48(d)		420	451,784
Series 2015-MS1, Class C, 4.17%, 05/15/48(d)		1,000	1,040,771
Series 2015-MS1, Class D, 4.17%, 05/05/48(b)(d)		310	299,285
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.600%), 4.63%, 11/15/34(a)(b)		6,092	6,111,041
Series 2017-H1, Class C, 4.28%, 06/15/50(d)		1,350	1,441,424
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		4,190	3,811,628
Series 2017-HR2, Class D, 2.73%, 12/15/50		430	393,045
Series 2018-H3, Class A5, 4.18%, 07/15/51		175	197,767
Series 2018-H3, Class C, 5.01%, 07/15/51(d)		1,400	1,553,441
Series 2018-MP, Class E, 4.42%, 07/11/40(b)(d)		3,789	3,834,379
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.550%), 4.58%, 07/15/35(a)(b)		1,015	1,014,992
Series 2019-AGLN, Class D, (1 mo. LIBOR US + 1.750%), 3.78%, 03/15/34(a)(b)		3,605	3,604,994
Series 2019-AGLN, Class F, (1 mo. LIBOR US + 2.600%), 4.63%, 03/15/34(a)(b)		3,840	3,839,991
Series 2019-H6, Class A4, 3.42%, 06/15/52		1,858	1,997,432
Series 2019-L2, Class A4, 4.07%, 03/15/52		1,485	1,675,049
Morgan Stanley Capital I, Inc., Series 2018-H3, Class D, 3.00%, 07/15/51(b)		960	882,400
Natixis Commercial Mortgage Securities Trust:
Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.950%), 3.15%, 06/15/35(a)(b)		757	754,650
Series 2018-FL1, Class MCR1, (1 mo. LIBOR US + 2.350%), 4.55%, 06/15/35(a)(b)		646	646,117
Series 2019-10K, Class D, 4.27%, 05/15/39(b)(d)		4,070	4,349,316
Series 2019-LVL, Class D, 4.44%, 08/15/38(b)(d)		1,550	1,692,329
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 05/10/39(b)(d)		2,910	2,993,146
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/13/49(b)		2,193	2,204,031

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	91

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
PFP Ltd.:
Series 2019-5, Class A, (1 mo. LIBOR US + 0.970%), 3.00%, 04/14/36(a)(b)	USD	1,533	$1,534,263
Series 2019-5, Class AS, (1 mo. LIBOR US + 1.420%), 3.45%, 04/14/36(a)(b)		900	901,197
Prima Capital CRE Securitization Ltd.:
Series 2015-4A, Class C, 4.00%, 08/24/49(b)(c)		1,590	1,621,323
Series 2016-6A, Class C, 4.00%, 08/24/40(b)(c)		7,170	7,124,112
RAIT Trust, Series 2017-FL7, Class C, (1 mo. LIBOR US + 2.500%), 4.53%, 06/15/37(a)(b)		550	548,686
Scorpio European Loan Conduit No. 34 DAC, Series 34A, Class C, (3 mo. LIBOR GBP + 2.100%), 2.87%, 05/17/29(a)(b)	GBP	1,185	1,455,624
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class D, 3.59%, 09/15/39(b)(d)	USD	2,200	2,238,485
U.S. Mortgage, Series 2018-USDC, Class F, 4.64%, 05/09/38(b)(d)		1,420	1,455,031
UBS Commercial Mortgage Trust,
Series 2019-C17, Class A4, 2.92%, 10/15/52		3,795	3,908,842
US, Series 2018-USDC, Class E, 4.64%, 05/13/38(b)(d)		1,160	1,226,065
Velocity Commercial Capital Loan Trust:
Series 2016-1, Class M4, 9.06%, 04/25/46(b)(d)		370	416,836
Series 2016-2, Class M1, 3.66%, 10/25/46(d)		360	367,658
Series 2016-2, Class M2, 4.46%, 10/25/46(d)		200	206,086
Series 2016-2, Class M3, 5.50%, 10/25/46(d)		800	841,450
Series 2016-2, Class M4, 7.23%, 10/25/46(d)		370	397,933
Series 2017-1, Class M2, 4.45%, 05/25/47(b)(d)		410	415,665
Series 2017-1, Class M3, 5.35%, 05/25/47(b)(d)		410	422,801
Series 2017-2, Class M3, 4.24%, 11/25/47(b)(d)		622	631,163
Series 2017-2, Class M4, 5.00%, 11/25/47(b)(d)		373	379,424
Series 2018-1, Class M2, 4.26%, 04/25/48(b)		337	349,014
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.08%, 12/13/29(b)(d)		550	554,946
Wells Fargo Commercial Mortgage Trust: Series 2014-LC18, Class A5, 3.41%, 12/15/47		550	579,756
Series 2015-C27, Class C, 3.89%, 02/15/48		902	912,462
Series 2015-C28, Class A4, 3.54%, 05/15/48		930	989,890
Series 2015-C30, Class A4, 3.66%, 09/15/48		1,715	1,841,586
Series 2015-C31, Class A4, 3.70%, 11/15/48		590	635,423
Series 2015-NXS1, Class A5, 3.15%, 05/15/48		399	416,490
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(d)		3,050	3,287,587
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		608	655,517
Series 2015-NXS4, Class D, 3.75%, 12/15/48(d)		95	96,502
Series 2015-P2, Class A4, 3.81%, 12/15/48		2,150	2,332,790
Series 2015-P2, Class D, 3.24%, 12/15/48(b)		1,784	1,607,910
Series 2017-C39, Class C, 4.12%, 09/15/50		590	626,412
Series 2017-C39, Class D, 4.50%, 09/15/50(b)(d)		594	606,154

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust: (continued)
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(d)	USD	1,772	$1,574,638
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.850%), 2.89%, 12/13/31(a)(b)		1,508	1,503,570
Series 2018-1745, Class A, 3.87%, 06/15/36(b)(d)		930	1,022,612
Series 2018-BXI, Class E, (1 mo. LIBOR US + 2.157%), 4.18%, 12/15/36(a)(b)		877	881,517
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		1,100	1,034,571
Series 2018-C45, Class C, 4.73%, 06/15/51		530	575,797
WFRBS Commercial Mortgage Trust:
Series 2011-C3, Class A3FL, (1 mo. LIBOR US + 0.950%), 2.98%, 03/15/44(a)(b)		38	38,403
Series 2014-C21, Class A5, 3.68%, 08/15/47		1,515	1,610,003
Series 2014-C24, Class B, 4.20%, 11/15/47(d)		770	802,498

Total Commercial Mortgage-Backed Securities — 3.2% (Cost: $491,757,014)			507,878,138

Interest Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 1.22%, 07/25/56(b)(d)		3,267	406,228
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 2.36%, 02/25/38(b)(d)		14,563	5,327,244

Total Interest Only Collateralized Mortgage Obligations — 0.0% (Cost: $5,964,438)			5,733,472

Interest Only Commercial Mortgage-Backed Securities — 0.3%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.15%, 06/05/37(b)(d)		13,000	175,630
Banc of America Commercial Mortgage Trust: Series 2017-BNK3, Class XB, 0.78%, 02/15/50(d)		11,850	510,082
Series 2017-BNK3, Class XD, 1.44%, 02/15/50(b)(d)		5,000	408,850
BANK:
Series 2019-BN20, Class XA, 0.84%, 09/15/61(d)		11,565	800,814
Series 2019-BN20, Class XB, 0.36%, 09/15/61(d)		39,279	1,324,068
Barclays Commercial Mortgage Trust:
Series 2015-SRCH, Class XA, 1.12%, 08/10/35(b)(d)		17,710	1,054,985
Series 2019-C3, Class XA, 1.51%, 05/15/52(d)		19,823	2,090,265
Benchmark Mortgage Trust:
Series 2019-B13, Class XA, 1.27%, 08/15/57(d)		68,774	5,922,452
Series 2019-B9, Class XA, 1.21%, 03/15/52(d)		21,009	1,713,247
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class XD, 1.86%, 01/10/48(b)(d)		5,497	517,927
Series 2016-C4, Class XB, 0.89%, 05/10/58(d)		5,810	259,765

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.19%, 03/10/46(d)	USD	19,912	$522,190
Series 2015-3BP, Class XA, 0.17%, 02/10/35(b)(d)		150,000	766,500
Series 2015-CR25, Class XA, 1.05%, 08/10/48(d)		5,149	213,356
Series 2018-COR3, Class XD, 1.75%, 05/10/51(b)(d)		3,200	404,657
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.90%, 02/10/34(b)(d)		12,812	190,091
Series 2015-WEST, Class XA, 1.08%, 02/10/37(b)(d)		9,716	440,510
CSAIL Commercial Mortgage Trust:
Series 2017-CX10, Class XB, 0.22%, 11/15/50(d)		12,490	206,918
Series 2019-C16, Class XA, 1.73%, 06/15/52(d)		50,881	6,239,894
Series 2019-C17, Class XA, 1.37%, 09/15/52(d)		48,290	5,083,203
Series 2019-C17, Class XB, 0.56%, 09/15/52(d)		19,090	951,176
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 04/10/37(b)(d)		21,535	595,012
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(b)(d)		5,780	350,904
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/48(b)(d)		86,509	154,618
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class X1, 0.21%, 05/03/32(b)(d)		21,000	300,105
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 1.01%, 09/15/47(d)		2,083	71,496
Series 2014-C23, Class XA, 0.81%, 09/15/47(d)		31,558	779,793
Series 2015-C29, Class XA, 0.90%, 05/15/48(d)		2,628	65,844
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)(d)		4,940	228,627
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.65%, 04/15/46(d)		4,570	83,100
Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)(d)		13,040	581,714
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.26%, 03/10/50(b)(d)		3,500	145,403
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.35%, 12/15/47(b)(d)		4,370	215,616
Series 2015-C26, Class XD, 1.49%, 10/15/48(b)(d)		4,490	328,668
Series 2016-C31, Class XA, 1.56%, 11/15/49(d)		2,576	189,366

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class XD, 1.69%, 03/15/49(b)(d)	USD	13,984	$1,264,993
Series 2017-H1, Class XD, 2.36%, 06/15/50(b)(d)		3,293	478,111
Series 2018-H4, Class XA, 1.04%, 12/15/51(d)		13,951	912,242
Series 2019-H6, Class XB, 0.87%, 06/15/52(d)		23,510	1,479,061
Series 2019-L2, Class XA, 1.20%, 03/15/52(d)		8,861	723,502
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 05/10/39(b)(d)		36,697	1,037,424
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32(b)(d)		53,230	183,111
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(b)(c)(d)		10,646	106
UBS Commercial Mortgage Trust:
Series 2018-C14, Class XA, 1.18%, 12/15/51(d)		4,977	370,840
Series 2019-C17, Class XA, 1.64%, 10/15/52(d)		32,837	3,797,205
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS1, Class XB, 0.49%, 05/15/48(d)		3,210	88,051
Series 2015-NXS4, Class XA, 1.05%, 12/15/48(d)		3,162	137,506
Series 2016-BNK1, Class XD, 1.40%, 08/15/49(b)(d)		4,420	316,074
Series 2018-C44, Class XA, 0.92%, 05/15/51(d)		25,867	1,355,024
Series 2019-C50, Class XA, 1.63%, 05/15/52(d)		21,542	2,322,094

Total Interest Only Commercial Mortgage-Backed Securities — 0.3% (Cost: $48,172,777)			48,352,190

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(b)(h)		1,602	133,756

Total Principal Only Collateralized Mortgage Obligations — 0.0% (Cost: $150,310)			133,756

Total Non-Agency Mortgage-Backed Securities — 5.2% (Cost: $809,772,570)			820,401,401

Preferred Securities — 0.8%

Capital Trusts — 0.8%

Banks — 0.4%
Banco Mercantil del Norte SA:
(5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 5.035%), 6.88%(b)(j)(k)		903	909,772
(10 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 5.353%), 7.63%(b)(j)(k)		903	919,649

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	93

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Bank of America Corp., (3 mo. LIBOR US + 2.931%), 5.88%(j)(k)	USD	7,350	$7,938,000
Bank of East Asia Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 4.257%), 5.88%(j)(k)		735	750,802
BNP Paribas SA:
(5 yr. Swap Semi 30/360 US + 5.150%), 7.38%(b)(j)(k)		7,450	8,325,375
(5 yr. Swap Semi 30/360 US + 6.314%), 7.63%(b)(j)(k)		5,920	6,238,200
Burgan Bank SAK, (5 yr. Swap Semi 30/360 US + 4.007%), 5.75%(j)(k)		350	348,513
Credit Agricole SA, (5 yr. Swap Semi 30/360 US + 6.185%), 8.13%(b)(j)(k)		10,300	12,115,375
Emirates NBD PJSC, (6 yr. Swap Semi 30/360 US + 3.656%), 6.13%(j)(k)		1,650	1,728,375
HSBC Holdings PLC:
(USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00%(j)(k)		6,905	7,101,931
(USD Swap Rate 11:00 am NY 1 + 3.606%), 6.50%(j)(k)		2,860	2,991,417
Itau Unibanco Holding SA:
(5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 3.981%), 6.13%(b)(j)(k)		1,607	1,621,513
(5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 3.863%), 6.50%(b)(j)(k)		946	971,560
JPMorgan Chase & Co., (Secured Overnight Financing Rate + 3.380%), 5.00%(j)(k)		10,890	11,133,609
Kookmin Bank, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 2.639%), 4.35%(j)(k)		1,700	1,740,375
Lehman Brothers Holdings Capital Trust VII, 5.86%(c)(f)(i)(k)		1,888	—
Shinhan Financial Group Co. Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 3.051%), 5.88%(j)(k)		900	967,219
United Overseas Bank Ltd., (5 yr. Swap Semi 30/360 US + 1.794%), 3.88%(j)(k)		864	868,590

			66,670,275

Capital Markets — 0.2%
Bank of New York Mellon Corp.:
Series F, (3 mo. LIBOR US + 3.131%), 4.63%(j)(k)		7,622	7,789,379
(3 mo. LIBOR US + 3.420%), 4.95%(j)(k)		4,380	4,401,900
State Street Corp.:
(3 mo. LIBOR US + 3.597%), 5.25%(j)(k)		4,015	4,085,263
(3 mo. LIBOR US + 2.539%), 5.63%(j)(k)		9,655	9,990,318
UBS Group Funding Switzerland AG, (5 yr. Swap Semi 30/360 US + 4.344%), 7.00%(b)(j)(k)		11,250	11,947,500

			38,214,360

Commercial Services & Supplies — 0.0%
King Talent Management Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 3.521%), 5.60%(j)(k)		600	522,937

Construction & Engineering — 0.0%
Chalieco Hong Kong Corp. Ltd., (3 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 8.292%), 5.70%(j)(k)		200	200,937

Consumer Finance — 0.0%
Credito Real SAB de CV SOFOM ER, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 7.026%), 9.13%(b)(j)(k)		480	493,350

Security		Par (000)	Value

Insurance — 0.0%
Heungkuk Life Insurance Co. Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 2.472%), 4.48%(j)(k)	USD	1,000	$972,500
KDB Life Insurance Co. Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 4.658%), 7.50%(j)(k)		900	890,156
Mitsui Sumitomo Insurance Co. Ltd., (5 yr. Swap Semi 30/360 US + 3.256%), 4.95%(j)(k)		2,000	2,215,000

			4,077,656

Machinery — 0.0%
Weichai International Hong Kong Energy Group Co. Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 6.084%), 3.75%(j)(k)		278	277,305

Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(k)		13,680	14,090,400

Oil, Gas & Consumable Fuels — 0.1%
Enbridge, Inc., (3 mo. LIBOR US + 3.418%), 5.50%, 07/15/77(j)		10,120	10,185,487

Real Estate Management & Development — 0.0%
Agile Group Holdings Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 9.216%), 6.88%(j)(k)		200	194,688

Transportation Infrastructure — 0.0%
Royal Capital BV, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 5.930%), 4.88%(j)(k)		219	220,275

Total Preferred Securities — 0.8% (Cost: $130,671,485)			135,147,670

Taxable Municipal Bonds — 4.8%

Arizona — 0.0%
Arizona Health Facilities Authority RB, 2.22%, 01/01/37(d)		1,355	1,323,195
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 12/01/45		5,310	6,171,070

			7,494,265

California — 1.2%
Bay Area Toll Authority RB:
2.43%, 04/01/26		7,195	7,236,731
6.92%, 04/01/40		3,145	4,689,069
7.04%, 04/01/50		17,715	29,708,764
California Health Facilities Financing Authority RB:
5.00%, 08/15/33		1,190	1,457,667
5.00%, 08/15/47		1,650	1,926,259
California Pollution Control Financing Authority RB, 5.00%, 11/21/45(b)		1,000	1,065,660
City of Riverside, CA Electric Revenue RB, 7.61%, 10/01/40		1,325	2,128,334
Contra Costa Community College District GO, 6.50%, 08/01/34		570	771,501
Los Angeles Community College District GO, 6.60%, 08/01/42		5,160	8,072,407
Los Angeles Department of Water & Power RB, 6.60%, 07/01/50		2,645	4,332,325
Los Angeles Unified School District GO:
5.75%, 07/01/34		415	539,670

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

California (continued)
Los Angeles Unified School District GO: (continued)
6.76%, 07/01/34	USD	7,405	$10,407,283
Orange County Local Transportation Authority RB, 6.91%, 02/15/41		2,790	4,071,698
Regents of the University of California Medical Center Pooled Revenue RB:
5.00%, 05/15/47		1,500	1,744,470
6.58%, 05/15/49		2,860	4,273,984
Sacramento County Sanitation Districts Financing Authority RB, 1.96%, 12/01/35(d)		8,500	8,093,122
San Diego Public Facilities Financing Authority Sewer Revenue RB, 5.00%, 05/15/39		1,250	1,520,900
San Francisco City & County Airport Comm-San Francisco International Airport RB:
5.00%, 05/01/46		3,330	3,891,571
5.00%, 05/01/50		2,695	3,312,640
San Jose Redevelopment Agency Successor Agency TA:
2.96%, 08/01/24		7,265	7,584,660
3.18%, 08/01/26		2,025	2,152,636
3.13%, 08/01/28		4,275	4,511,493
3.25%, 08/01/29		3,585	3,797,447
State of California GO:
5.00%, 10/01/25		3,685	4,474,069
2.65%, 04/01/26		10,385	10,668,303
7.50%, 04/01/34		2,210	3,387,753
4.60%, 04/01/38		16,540	18,739,655
7.55%, 04/01/39		3,715	6,119,794
7.30%, 10/01/39		2,575	4,012,133
7.35%, 11/01/39		720	1,132,531
University of California RB:
3.06%, 07/01/25		1,865	1,958,642
3.35%, 07/01/29		6,210	6,718,289
4.60%, 05/15/31		3,755	4,366,239
5.00%, 05/15/32		2,070	2,482,655
5.77%, 05/15/43		3,980	5,403,885
4.86%, 05/15/2112		1,415	1,872,795

			188,627,034

Colorado — 0.1%
City of Aurora, CO Water Revenue RB:
5.00%, 08/01/41		3,500	4,215,820
5.00%, 08/01/46		3,530	4,180,402
Colorado Health Facilities Authority RB:
5.25%, 02/01/31		785	825,184
5.00%, 08/01/44		9,250	10,994,827

			20,216,233

Connecticut — 0.2%
Connecticut State Health & Educational Facility Authority RB, 5.00%, 07/01/45		1,700	1,927,596
State of Connecticut GO:
2.99%, 01/15/23		3,680	3,770,896
3.31%, 01/15/26		4,655	4,900,086
5.09%, 10/01/30		7,910	9,297,414
5.85%, 03/15/32		10,760	14,137,134

			34,033,126

District of Columbia — 0.1%
District of Columbia RB:
5.00%, 07/15/34		775	913,407
5.00%, 07/15/35		775	912,462
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB:
7.46%, 10/01/46		1,060	1,754,597
5.00%, 10/01/53		1,000	1,071,640

Security		Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority RB, 5.00%, 10/01/32	USD	2,710	$3,243,301

			7,895,407

Florida — 0.2%
Canaveral Port Authority RB:
5.00%, 06/01/45		1,890	2,234,471
5.00%, 06/01/48		1,890	2,272,252
County of Miami-Dade, FL Aviation RB, 4.06%, 10/01/31		1,765	1,967,940
County of Miami-Dade, FL Aviation Revenue RB:
3.35%, 10/01/29		560	591,338
2.53%, 10/01/30		5,705	5,641,960
3.45%, 10/01/30		1,030	1,092,531
3.50%, 10/01/31		965	1,024,126
5.00%, 10/01/38		1,600	1,848,800
5.00%, 10/01/40		1,650	1,963,500
Putnam County Development Authority RB, 5.00%, 03/15/42		2,965	3,593,224
Sumter Landing Community Development District RB, 4.17%, 10/01/47		920	1,067,853

			23,297,995

Georgia — 0.1%
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/40		885	1,034,264
Metropolitan Atlanta Rapid Transit Authority RB:
4.00%, 07/01/25		1,425	1,632,281
5.00%, 07/01/41		2,220	2,613,584
Municipal Electric Authority of Georgia RB:
6.64%, 04/01/57		1,601	2,198,141
6.66%, 04/01/57		1,895	2,717,165

			10,195,435

Idaho — 0.0%
Idaho Health Facilities Authority RB, 5.00%, 12/01/47		1,155	1,385,238

Illinois — 0.1%
State of Illinois GO, 5.10%, 06/01/33		13,140	14,211,041

Indiana — 0.0%
Indiana Finance Authority RB, 5.00%, 10/01/45		3,120	3,547,502
Indiana Housing & Community Development Authority RB GNMA Collateral, 3.80%, 07/01/38		930	993,221

			4,540,723

Kentucky — 0.0%
Kentucky Economic Development Finance Authority RB, 5.25%, 06/01/50		850	959,803

Louisiana — 0.0%
Louisiana Public Facilities Authority RB, 5.00%, 07/01/48		1,240	1,473,864
New Orleans Aviation Board RB, 5.00%, 01/01/40		1,140	1,284,746

			2,758,610

Maryland — 0.0%
Maryland Community Development Administration RB, 3.85%, 09/01/33		1,620	1,778,452
Maryland Health & Higher Educational Facilities Authority RB, 5.25%, 07/01/27		815	940,404
State of Maryland GO, 5.00%, 08/01/30		3,100	4,082,607

			6,801,463

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	95

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Massachusetts — 0.1%
Commonwealth of Massachusetts GO, 2.90%, 09/01/49	USD	4,350	$4,243,338
Massachusetts Development Finance Agency RB:
5.00%, 07/01/43		2,390	2,863,483
5.00%, 07/01/47		1,260	1,501,315
5.00%, 07/01/48		2,535	3,014,850
Massachusetts Educational Financing Authority RB, 5.00%, 01/01/22		500	537,030
Massachusetts Housing Finance Agency RB:
4.50%, 12/01/39		940	981,125
4.60%, 12/01/44		995	1,066,282
4.50%, 12/01/48		1,160	1,224,102
Massachusetts Port Authority RB, 5.00%, 07/01/43		1,590	1,859,298
Massachusetts Water Resources Authority RB, 5.00%, 08/01/40		920	1,109,069

			18,399,892

Michigan — 0.1%
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 07/01/33		755	911,889
Michigan Finance Authority RB:
5.00%, 06/01/39		840	950,636
5.00%, 11/15/41		850	1,003,816
5.00%, 12/01/47		5,290	5,780,859
2.86%, 09/01/49(d)		6,090	6,197,671
Michigan State Housing Development Authority RB:
3.55%, 10/01/33		1,055	1,132,479
4.00%, 10/01/43		1,010	1,094,901
4.05%, 10/01/48		465	500,247
4.15%, 10/01/53		2,400	2,589,096
Royal Oak Hospital Finance Authority RB, 5.00%, 09/01/39		1,160	1,301,961

			21,463,555

Mississippi — 0.0%
Mississippi Hospital Equipment & Facilities Authority RB, 5.00%, 09/01/46		1,610	1,802,942

Montana — 0.1%
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		840	1,004,380
3.65%, 01/15/46		605	667,424
3.09%, 09/15/51		3,585	3,544,418
Kansas City Industrial Development Authority RB AGM, 5.00%, 03/01/49		4,700	5,640,799

			10,857,021

Nebraska — 0.0%
Public Power Generation Agency RB, 5.00%, 01/01/35		1,070	1,259,572

New Jersey — 0.1%
New Jersey State Turnpike Authority RB, 7.41%, 01/01/40		2,329	3,732,386
New Jersey Transportation Trust Fund Authority RB:
5.75%, 12/15/28		3,350	3,877,357
5.00%, 06/15/29		915	1,072,151

			8,681,894

New York — 1.0%
City of New York, NY GO:
3.76%, 12/01/27		2,675	2,959,299
2.85%, 08/01/31		5,380	5,515,737

Security		Par (000)	Value

New York (continued)
City of New York, NY GO: (continued)
2.90%, 08/01/32	USD	9,025	$9,329,413
6.27%, 12/01/37		4,215	6,079,210
Dutchess County Local Development Corp. RB, 5.00%, 07/01/46		2,685	3,131,328
Metropolitan Transportation Authority RB:
5.87%, 11/15/39		735	970,362
6.67%, 11/15/39		350	513,247
5.00%, 11/15/40		3,000	3,716,550
6.69%, 11/15/40		1,160	1,679,529
6.81%, 11/15/40		860	1,251,807
5.00%, 11/15/41		1,860	2,328,999
5.00%, 11/15/42		3,590	4,427,691
5.00%, 11/15/43		2,530	3,160,577
5.00%, 11/15/52		3,410	4,127,464
New York City Housing Development Corp. RB:
3.70%, 11/01/38		1,090	1,150,615
3.85%, 11/01/43		3,300	3,423,981
4.00%, 11/01/53		2,510	2,641,875
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 07/15/40		930	1,087,682
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
3.65%, 11/01/24		4,050	4,292,555
3.55%, 05/01/25		5,040	5,399,503
3.75%, 11/01/25		4,050	4,298,873
3.05%, 05/01/27		4,675	4,903,701
3.35%, 11/01/30		6,190	6,606,030
3.90%, 08/01/31		4,860	5,364,322
New York City Water & Sewer System RB:
5.75%, 06/15/41		1,330	1,915,213
6.01%, 06/15/42		665	978,567
5.38%, 06/15/43		2,920	3,063,168
5.38%, 06/15/43		1,490	1,557,601
5.44%, 06/15/43		1,775	2,487,432
5.50%, 06/15/43		5,285	5,552,474
5.88%, 06/15/44		1,240	1,845,170
New York Convention Center Development Corp. RB:
5.00%, 11/15/40		930	1,112,531
5.00%, 11/15/46		2,370	2,873,767
New York Liberty Development Corp. RB, 5.00%, 11/15/44(b)		2,200	2,426,292
New York State Dormitory Authority RB, 5.39%, 03/15/40		1,470	1,954,336
New York State Urban Development Corp. RB:
3.12%, 03/15/25		1,955	2,058,517
3.25%, 03/15/25		2,325	2,465,895
3.32%, 03/15/29		4,035	4,279,642
New York Transportation Development Corp. RB:
5.00%, 08/01/20		2,200	2,250,050
5.00%, 07/01/46		730	804,241
5.25%, 01/01/50		9,190	10,268,998
Port Authority of New York & New Jersey RB:
5.65%, 11/01/40		2,165	2,963,842
4.96%, 08/01/46		3,735	4,929,677
4.93%, 10/01/51		1,045	1,420,740
4.46%, 10/01/62		3,155	4,026,379
TSASC, Inc. RB, 5.00%, 06/01/41		1,700	1,898,951

			151,493,833

North Carolina — 0.0%
North Carolina Turnpike Authority RB, AGM, 5.00%, 01/01/35		1,290	1,591,989

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ohio — 0.2%
American Municipal Power, Inc. RB:
7.83%, 02/15/41	USD	1,500	$2,392,050
6.45%, 02/15/44		4,635	6,690,715
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 06/01/47		5,210	5,216,565
JobsOhio Beverage System RB, 3.99%, 01/01/29		8,385	9,214,444

			23,513,774

Oklahoma — 0.0%
Oklahoma Development Finance Authority RB:
5.25%, 08/15/43		1,000	1,188,460
5.50%, 08/15/57		4,760	5,670,255

			6,858,715

Oregon — 0.2%
Oregon School Boards Association GO:
AMBAC, 4.76%, 06/30/28		5,785	6,545,612
5.55%, 06/30/28		7,175	8,496,635
5.68%, 06/30/28		10,105	12,222,705
State of Oregon GO, 5.89%, 06/01/27		8,145	9,879,233

			37,144,185

Pennsylvania — 0.2%
Berks County Industrial Development Authority RB, 5.00%, 11/01/47		1,780	2,052,393
City of Philadelphia, PA Airport Revenue RB, 5.00%, 07/01/42		1,000	1,192,050
Commonwealth Financing Authority RB:
3.86%, 06/01/38		2,325	2,556,431
4.14%, 06/01/38		1,730	1,973,653
3.81%, 06/01/41		11,155	12,342,115
DuBois Hospital Authority RB, 5.00%, 07/15/43		1,290	1,527,863
Pennsylvania Economic Development Financing Authority RB:
5.00%, 12/31/22		1,000	1,090,900
5.00%, 12/31/38		320	365,456
Pennsylvania Turnpike Commission RB:
5.00%, 12/01/43		3,460	4,185,770
5.00%, 12/01/46		1,120	1,314,354
5.25%, 06/01/47		2,370	2,801,198
5.00%, 12/01/48		2,805	3,379,941

			34,782,124

Puerto Rico — 0.0%
Commonwealth of Puerto Rico GO, 8.00%, 07/01/35(f)(i)		6,430	3,860,585

South Carolina — 0.1%
Lexington County Health Services District, Inc. RB, 5.00%, 11/01/41		960	1,110,413
South Carolina Public Service Authority RB, 2.39%, 12/01/23		7,497	7,667,857
Spartanburg County School District No. 7 GO, SCSDE, 5.00%, 03/01/48		645	785,720

			9,563,990

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB:
5.00%, 07/01/40		930	1,084,603
5.00%, 07/01/46		1,800	2,090,718
Tennessee Housing Development Agency RB:
3.75%, 07/01/38		975	1,040,725
3.85%, 07/01/43		460	486,027

Security		Par (000)	Value

Tennessee (continued)
Tennessee Housing Development Agency RB: (continued)
3.95%, 01/01/49	USD	360	$383,656

			5,085,729

Texas — 0.3%
Aldine Independent School District GO PSF, 5.00%, 02/15/43		1,020	1,252,968
Central Texas Regional Mobility Authority RB:
5.00%, 01/01/45		900	1,024,677
5.00%, 01/01/46		900	1,031,751
City of Austin, TX Water & Wastewater System Revenue RB, 5.00%, 11/15/43		1,650	1,880,653
City Public Service Board of San Antonio, TX RB, 5.81%, 02/01/41		3,260	4,687,163
Dallas Area Rapid Transit RB:
5.00%, 12/01/41		1,780	2,108,303
5.00%, 12/01/46		2,410	2,841,631
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		2,025	2,146,217
Series A, 5.00%, 11/01/43		60	62,218
3.14%, 11/01/45		2,420	2,443,208
5.00%, 11/01/45		3,670	3,807,111
5.00%, 11/01/45		2,650	2,804,389
New Hope Cultural Education Facilities Finance Corp. RB, 5.00%, 08/15/47		1,380	1,640,378
North Texas Tollway Authority RB:
5.00%, 01/01/29		3,500	4,461,520
5.00%, 01/01/43		1,245	1,502,665
San Antonio Water System RB, 5.00%, 05/15/39		1,520	1,775,284
Texas A&M University RB, 2.84%, 05/15/27		2,240	2,328,838
Texas Municipal Gas Acquisition & Supply Corp. RB, 6.25%, 12/15/26		790	919,726
Texas Private Activity Bond Surface
Transportation Corp. RB:
5.00%, 12/31/55		370	412,125
5.00%, 06/30/58		7,185	8,395,816

			47,526,641

Utah — 0.0%
Salt Lake City Corp. Airport Revenue RB:
5.00%, 07/01/47		2,960	3,474,330
5.00%, 07/01/47		1,100	1,313,961

			4,788,291

Virginia — 0.1%
Chesapeake Bay Bridge & Tunnel District RB:
AGM, 5.00%, 07/01/41		880	1,037,080
5.00%, 07/01/51		700	803,950
Tobacco Settlement Financing Corp. RB, 6.71%, 06/01/46		4,135	3,975,265
Virginia Small Business Financing Authority RB:
5.00%, 12/31/52		2,535	2,924,046
5.00%, 12/31/56		2,190	2,519,420

			11,259,761

Washington — 0.1%
Central Puget Sound Regional Transit Authority RB, 5.00%, 11/01/50		1,730	2,028,529
Grant County Public Utility District No. 2 RB, 4.58%, 01/01/40		600	706,566
Port of Seattle, WA RB, 5.00%, 05/01/43		930	1,089,551
State of Washington GO:
5.00%, 08/01/40		2,720	3,201,086

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	97

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Washington (continued)
State of Washington GO: (continued)
5.00%, 08/01/40	USD	1,120		$1,366,781
5.00%, 02/01/41		1,880		2,269,818
5.00%, 08/01/41		1,175		1,432,619

				12,094,950

West Virginia — 0.1%
Tobacco Settlement Finance Authority RB, 7.47%, 06/01/47		6,535		6,749,283
West Virginia Hospital Finance Authority RB:
5.00%, 06/01/20		965		987,108
5.00%, 06/01/21		960		1,014,355
5.00%, 06/01/22		1,050		1,143,713
5.00%, 06/01/23		870		975,000
5.00%, 06/01/24		935		1,076,101

				11,945,560

Wisconsin — 0.1%
Public Finance Authority RB, 5.00%, 09/30/49		5,440		5,536,778
State of Wisconsin GO:
5.00%, 05/01/36		1,520		1,792,065
5.00%, 05/01/38		1,530		1,796,557
State of Wisconsin RB, 3.15%, 05/01/27		1,900		2,016,603

				11,142,003

Total Taxable Municipal Bonds — 4.8% (Cost: $712,771,630)				757,533,379

U.S. Government Sponsored Agency Securities — 79.3%

Agency Obligations — 0.0%
Fannie Mae 6.63%, 11/15/30		1,450		2,123,474

Collateralized Mortgage Obligations — 0.0%
Fannie Mae:
Series 2003-W5, Class A, (1 mo. LIBOR US + 0.110%), 2.37%, 04/25/33(a)		2		1,895
Series 2005-48, Class AR, 5.50%, 02/25/35		—	(r)	218
Freddie Mac:
Series 2015-DN1, Class B, (1 mo. LIBOR US + 11.500%), 13.52%, 01/25/25(a)		494		660,683
Series 2015-HQ2, Class B, (1 mo. LIBOR US + 7.950%), 9.97%, 05/25/25(a)		524		623,747
Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.150%), 7.17%, 10/25/29(a)		590		680,130
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + 4.450%), 6.47%, 03/25/30(a)		1,860		2,052,515
Series 2017-HRP1, Class M2, (1 mo. LIBOR US + 2.450%), 4.47%, 12/25/42(a)		734		741,948

				4,761,136

Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae Series 2006-M2, Class A2A, 5.27%, 10/25/32(d)		1,564		1,779,780
Freddie Mac:
Series K076, Class A2, 3.90%, 06/25/51		5,896		6,650,145
Series KL4F, Class A2AS, 3.68%, 10/25/25(d)		1,664		1,784,745
Series KW06, Class A2, 3.80%, 06/25/28(d)		1,040		1,167,353
Ginnie Mae:
Series 2015-97, Class VA, 2.25%, 12/16/38		1,065		1,052,299
Series 2016-158, Class VA, 2.00%, 03/16/35		696		672,656

				13,106,978

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2013-M5, Class X2, 2.16%, 01/25/22(d)	USD	4,950	$113,346
Series 2015-M4, Class X2, 0.48%, 07/25/22(d)		30,362	237,330
Freddie Mac:
Series K718, Class X1, 0.73%, 01/25/22(d)		5,529	66,320
Series KW03, Class X1, 0.98%, 06/25/27(d)		7,657	383,589
Ginnie Mae:
Series 2012-23, Class IO, 0.56%, 06/16/53(d)		3,454	79,708
Series 2013-191, Class IO, 0.73%, 11/16/53(d)		2,834	90,848
Series 2013-30, Class IO, 0.80%, 09/16/53(d)		12,748	496,221
Series 2013-63, Class IO, 0.79%, 09/16/51(d)		17,008	862,587
Series 2013-78, Class IO, 0.76%, 10/16/54(d)		13,472	533,914
Series 2014-40, Class AI, 1.00%, 02/16/39		1,568	7,645
Series 2014-52, Class AI, 0.83%, 08/16/41		4,244	88,190
Series 2015-173, Class IO, 0.88%, 09/16/55(d)		6,417	397,247
Series 2015-22, Class IO, 0.70%, 03/16/55(d)		9,625	418,281
Series 2015-37, Class IO, 0.76%, 10/16/56(d)		2,376	131,215
Series 2015-48, Class IO, 0.69%, 02/16/50(d)		5,451	234,817
Series 2016-110, Class IO, 1.03%, 05/16/58(d)		6,374	473,949
Series 2016-113, Class IO, 1.18%, 02/16/58(d)		8,322	748,119
Series 2016-119, Class IO, 1.12%, 04/16/58(d)		2,688	195,442
Series 2016-125, Class IO, 1.04%, 12/16/57(d)		8,520	645,056
Series 2016-128, Class IO, 0.95%, 09/16/56(d)		13,341	977,099
Series 2016-13, Class IO, 0.87%, 04/16/57(d)		13,336	814,017
Series 2016-152, Class IO, 0.92%, 08/15/58(d)		8,576	617,196
Series 2016-162, Class IO, 1.00%, 09/16/58(d)		25,858	2,045,643
Series 2016-165, Class IO, 0.97%, 12/16/57(d)		6,554	510,682
Series 2016-175, Class IO, 0.92%, 09/16/58(d)		11,304	807,608
Series 2016-26, Class IO, 0.96%, 02/16/58(d)		33,182	2,284,524
Series 2016-36, Class IO, 0.94%, 08/16/57(d)		4,419	312,368
Series 2016-67, Class IO, 1.17%, 07/16/57(d)		5,120	395,322
Series 2016-87, Class IO, 1.00%, 08/16/58(d)		25,814	1,738,875
Series 2016-92, Class IO, 1.00%, 04/16/58(d)		8,455	594,810
Series 2016-96, Class IO, 0.98%, 12/16/57(d)		16,794	1,221,450
Series 2016-97, Class IO, 1.04%, 07/16/56(d)		9,833	725,392

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Ginnie Mae: (continued)
Series 2018-106, Class IO, 0.49%, 04/16/60(d)	USD	11,140	$632,767
Series 2018-85, Class IO, 0.52%, 07/16/60(d)		11,420	649,642

			20,531,219

Mortgage-Backed Securities — 79.0%
Fannie Mae Mortgage-Backed Securities:
4.50%, 02/01/25-10/01/49(s)		882,821	941,545,662
2.50%, 09/01/27-10/01/49(s)		216,760	218,114,706
3.00%, 04/01/28-10/01/49(s)		1,421,802	1,449,826,499
3.50%, 08/01/28-10/01/49(s)		2,332,311	2,402,392,388
4.00%, 08/01/31-10/01/49(s)		3,079,123	3,215,826,729
2.00%, 10/01/31-03/01/32		17,321	17,181,618
5.00%, 11/01/32-10/01/49(s)		63,498	68,814,393
5.50%, 12/01/32-04/01/41		23,036	25,947,026
6.00%, 02/01/34-10/01/49(s)		23,416	26,390,261
6.50%, 05/01/40		2,699	3,107,702
Freddie Mac Mortgage-Backed Securities:
2.50%, 02/01/24-04/01/31		22,907	23,201,346
3.00%, 09/01/27-04/01/47		86,817	89,321,243
3.50%, 09/01/30-08/01/49		287,466	302,644,197
5.50%, 02/01/35-06/01/41		3,200	3,607,419
5.00%, 07/01/35-11/01/41		10,727	11,791,677
4.50%, 02/01/39-04/01/49		168,126	181,502,906
4.00%, 08/01/40-08/01/49		200,272	212,787,623
Ginnie Mae Mortgage-Backed Securities:
5.00%, 04/15/33-10/15/49(s)		93,856	99,303,274
4.00%, 04/20/39-10/15/49(s)		525,897	547,370,293
4.50%, 12/20/39-10/15/49(s)		918,369	960,241,820
3.50%, 01/15/42-10/15/49(s)		799,052	829,304,516
3.00%, 12/20/44-10/15/49(s)		760,413	779,996,750
5.50%, 10/15/49(s)		5,800	6,192,180

			12,416,412,228

Total U.S. Government Sponsored Agency Securities — 79.3% (Cost: $12,388,878,953)			12,456,935,035

U.S. Treasury Obligations — 8.3%
U.S. Treasury Bonds:
4.25%, 05/15/39		2,177	2,998,477
4.50%, 08/15/39		2,177	3,096,187
4.38%, 11/15/39		2,177	3,053,838
3.13%, 02/15/43		8,352	9,961,391
2.88%, 05/15/43-11/15/46		28,473	32,857,962
3.63%, 08/15/43		8,352	10,771,796
3.75%, 11/15/43		20,927	27,526,362
3.00%, 02/15/48		20,121	23,889,758
2.25%, 08/15/49		11,366	11,689,665
U.S. Treasury Inflation Indexed Notes:
0.63%, 04/15/23		16,038	16,164,609
0.50%, 04/15/24		804,236	813,861,382
U.S. Treasury Notes:
2.00%, 07/31/20 - 02/15/25		52,222	52,678,698
2.50%, 12/31/20		24,104	24,311,144
1.13%, 07/31/21		36,154	35,793,872
1.75%, 07/31/21 - 07/31/24		81,097	81,515,348
1.50%, 01/31/22 - 08/15/26		55,438	55,165,722
2.13%, 12/31/22 - 05/15/25		49,810	50,994,016
2.75%, 05/31/23		16,066	16,733,743
2.25%, 08/15/27		16,066	16,795,873

Security		Par (000)	Value
U.S. Treasury Notes: (continued)
2.88%, 08/15/28	USD	4,822	$5,301,940
3.13%, 11/15/28		4,822	5,413,448
1.63%, 08/15/29		4,833	4,810,723

Total U.S. Treasury Obligations — 8.3% (Cost: $1,281,907,810)			1,305,385,954

		Shares

Warrants — 0.0%

Capital Markets — 0.0%
Sentinel Energy Services, Inc., Class A (Issued/Exercisable 12/22/17, 1 Share for 1 Warrant, Expires 12/22/22, Strike Price USD 11.50)(f)		145,423	47,990

Diversified Financial Services — 0.0%
Pure Acquisition Corp. (Issued/Exercisable 4/17/18, 1 Share for 1 Warrant, Expires 4/17/23, Strike Price USD 11.50)(f)		20,627	21,040

Real Estate Management & Development — 0.0%
Target Hospitality Corp. (Issued/Exercisable 3/05/18, 1 Share for 1 Warrant, Expires 3/15/24, Strike Price USD 11.50)(f)		8,280	7,121

Total Warrants — 0.0% (Cost: $132,491)			76,151

Total Long-Term Investments — 152.7% (Cost: $23,606,248,288)			23,992,525,243

Short-Term Securities — 1.3%

Mutual Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(t)(v)		205,577,418	205,577,418
SL Liquidity Series, LLC, Money Market Series, 2.13%(t)(u)(v)		1,616,527	1,616,850

Total Short-Term Investments — 1.3% (Cost: $207,194,268)			207,194,268

Options Purchased — 0.1% (Cost: $18,532,337)			15,615,632

Total Investments Before Options Written and TBA Sale Commitments — 154.1% (Cost: $23,831,974,893)			24,215,335,143

		Par (000)

TBA Sale Commitments — (35.0)%(s)

Mortgage-Backed Securities — (35.0)%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/34	USD	166,592	(167,998,192)
3.00%, 10/01/34 - 10/01/49		1,109,720	(1,126,311,428)
3.50%, 10/01/49		908,244	(931,588,714)
4.00%, 10/01/49		1,402,731	(1,455,497,796)
4.50%, 10/01/49		190,500	(200,587,863)
5.50%, 10/01/49		1,113	(1,204,779)

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	99

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/49	USD	375,883	$(385,705,366)
3.50%, 10/15/49		591,168	(612,319,054)
4.00%, 10/15/49		260,401	(270,801,263)
4.50%, 10/15/49		291,738	(304,861,577)
5.00%, 10/15/49		43,232	(45,579,363)

Total TBA Sale Commitments — (35.0)% (Proceeds: $5,500,310,481)			(5,502,455,395)

Security		Value

Options Written — (0.1)% (Premiums Received: $10,067,543)	$	(8,861,759)

Total Investments Net of Options Written and TBA Sale Commitments — 119.0% (Cost: $18,321,596,869)		18,704,017,989

Liabilities in Excess of Other Assets — (19.0)%		(2,991,186,585)

Net Assets — 100.0%		$15,712,831,404

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	Convertible security.
(h)	Zero-coupon bond.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Perpetual security with no stated maturity date.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Issuer is a U.S. branch of a foreign domiciled bank.
(n)	U.S. dollar denominated security issued by foreign domiciled entity.
(o)	Fixed rate.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Security, or a portion of the security, is on loan.
(r)	Amount is less than $500.
(s)	Represents or includes a TBA transaction.
(t)	Annualized 7-day yield as of period end.
(u)	Security was purchased with the cash collateral from loaned securities.
(v)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Par/Shares Held at 09/30/18	Par/Shares Purchased	Par/Shares Sold	Par/Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Capital Finance LP, Series 1997-R2, Class AP	$3,374	$—	$—	$3,374	$3,056	$—		$—	$63
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	791,503,000	—	(585,925,582)	205,577,418	205,577,418	13,552,292		—	—
iShares China Large-Cap ETF(c)	—	40,000	(40,000)	—	—	—		3,614	—
iShares MSCI Emerging Markets ETF	—	178,000	(40,000)	138,000	5,640,060	—		28,390	(128,478)
iShares iBoxx $ High Yield Corporate Bond ETF(c)	—	2,121,807	(2,121,807)	—	—	270,501		100,959	—
iShares JPMorgan USD Emerging Markets Bond ETF(c)	1,201,638	1,093,793	(2,295,431)	—	—	2,969,209		(4,216,578)	(603,443)
SL Liquidity Series, LLC, Money Market Series(b)	8,009,890	—	(6,393,363)	1,616,527	1,616,850	91,969	(d)	(454)	(416)

					$212,837,384	$16,883,971		$(4,084,069)	$(732,274)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	As of period end, the entity is no longer held by the Master Portfolio.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro-BTP Italian Government Bond	375	12/06/19	$59,610	$260,596
Euro-OAT	254	12/06/19	47,150	(227,656)
Euro-Schatz	3	12/06/19	367	(35)
Euro Dollar	52	12/16/19	12,745	(13,703)
U.S. Treasury Bonds (30 Year)	106	12/19/19	17,205	(43,239)
U.S. Ultra Treasury Bonds	5,135	12/19/19	985,439	(10,480,277)
U.S. Ultra Treasury Bonds (10 Year)	2,828	12/19/19	402,725	1,409,078
U.S. Treasury Notes (2 Year)	6,884	12/31/19	1,483,502	2,472,603
U.S. Treasury Notes (5 Year)	7,457	12/31/19	888,490	2,163,097
Three Month Sterling	129	06/17/20	19,712	38,052

				(4,421,484)

Short Contracts
Euro-Bobl	973	12/06/19	143,860	685,045
Euro-Bund	1,066	12/06/19	202,459	714,749
Euro-Buxl	439	12/06/19	104,072	1,519,211
Canadian Government Bonds (10 Year)	276	12/18/19	29,707	(118,514)
U.S. Treasury Notes (10 Year)	5,211	12/19/19	679,058	(2,457,150)
E-Mini S&P 500 Index	431	12/20/19	64,187	390,898
NASDAQ 100 E-Mini Index	35	12/20/19	5,439	(30,440)

				703,799

				$(3,717,685)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	3,389,253	EUR	2,335,000	Deutsche Bank AG	10/01/19	$13,012
BRL	38,774,461	EUR	8,455,000	BNP Paribas S.A.	10/02/19	113,690
BRL	61,794,459	EUR	13,474,000	BNP Paribas S.A.	10/02/19	181,892
BRL	1,927,906	USD	460,000	Citibank N.A.	10/02/19	3,933
USD	3,110,000	BRL	12,793,918	Morgan Stanley & Co. International PLC	10/02/19	31,260
USD	606,076,701	EUR	549,706,000	Bank of America N.A.	10/03/19	6,779,011
USD	121,719	JPY	13,152,000	Citibank N.A.	10/03/19	56
INR	154,018,900	USD	2,135,000	BNP Paribas S.A.	10/07/19	36,618
USD	1,156,000	ARS	57,568,800	Citibank N.A.	10/07/19	190,995
USD	24,707,250	CAD	32,714,129	Deutsche Bank AG	10/07/19	11,768
USD	24,707,250	EUR	22,649,137	Goldman Sachs International	10/07/19	6,936
USD	24,707,250	GBP	20,034,584	Bank of America N.A.	10/07/19	66,401
USD	445,000	ARS	26,522,000	JPMorgan Chase Bank N.A.	10/09/19	421
USD	725,627	CHF	712,173	Morgan Stanley & Co. International PLC	10/09/19	11,476
USD	7,514,725	EUR	6,807,678	HSBC Bank PLC	10/09/19	89,336
KRW	2,816,733,068	USD	2,352,000	BNP Paribas S.A.	10/10/19	3,500
TRY	13,707,593	USD	2,355,000	UBS AG	10/10/19	63,962
USD	2,352,000	KRW	2,802,408,000	BNP Paribas S.A.	10/10/19	8,480
USD	3,339,000	KRW	3,979,212,514	UBS AG	10/10/19	11,374
USD	490,000	ARS	29,522,500	Goldman Sachs International	10/15/19	6,237
USD	4,677,000	SGD	6,452,300	BNP Paribas S.A.	10/15/19	7,860

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	101

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	3,097,000	CLP	2,199,179,700	Citibank N.A.	10/16/19	$79,941
USD	3,064,000	CLP	2,178,197,600	Citibank N.A.	10/23/19	75,306
USD	3,907,676	COP	13,442,406,850	Citibank N.A.	10/23/19	49,029
USD	3,999,813	COP	13,849,352,500	Credit Suisse International	10/23/19	24,352
USD	7,019,067	COP	23,942,036,050	Credit Suisse International	10/23/19	146,497
USD	3,902,005	COP	13,442,406,850	JPMorgan Chase Bank N.A.	10/23/19	43,358
USD	5,118,016	COP	17,649,477,000	JPMorgan Chase Bank N.A.	10/23/19	51,728
USD	3,131,000	COP	10,667,317,000	JPMorgan Chase Bank N.A.	10/23/19	68,943
USD	3,125,000	COP	10,818,750,000	Morgan Stanley & Co. International PLC	10/23/19	19,474
USD	5,128,754	COP	17,649,477,000	NatWest Markets PLC	10/23/19	62,465
USD	3,064,000	COP	10,383,896,000	NatWest Markets PLC	10/23/19	83,299
USD	7,023,185	COP	23,942,036,050	NatWest Markets PLC	10/23/19	150,615
USD	2,323,000	ZAR	34,205,762	Morgan Stanley & Co. International PLC	10/23/19	71,644
ZAR	107,875,163	USD	7,097,751	Citibank N.A.	10/23/19	2,381
USD	3,144,000	RUB	202,096,320	Bank of America N.A.	10/25/19	38,407
TWD	95,560,307	USD	3,083,000	UBS AG	10/30/19	2,726
BRL	3,401,667	USD	811,000	JPMorgan Chase Bank N.A.	11/04/19	5,648
USD	312,946	EUR	285,000	Goldman Sachs International	11/05/19	1,437
RUB	503,104,740	USD	7,628,000	JPMorgan Chase Bank N.A.	11/06/19	90,745
RUB	654,793,520	USD	9,848,000	Morgan Stanley & Co. International PLC	11/06/19	197,989
USD	3,005,265	EUR	2,744,000	JPMorgan Chase Bank N.A.	11/06/19	5,833
USD	78,448,040	MXN	1,537,126,594	BNP Paribas S.A.	11/06/19	1,050,625
USD	3,179,000	MXN	62,710,544	HSBC Bank PLC	11/06/19	21,398
USD	7,816,000	MXN	153,736,812	HSBC Bank PLC	11/06/19	75,042
USD	7,619,000	RUB	496,073,090	Bank of America N.A.	11/06/19	8,136
USD	2,381,000	RUB	154,145,940	Bank of America N.A.	11/06/19	16,059
USD	4,928,500	RUB	316,138,633	Bank of America N.A.	11/06/19	78,230
USD	4,928,500	RUB	316,877,908	Citibank N.A.	11/06/19	66,888
USD	720,000	ARS	50,580,000	Goldman Sachs International	11/29/19	6,410
USD	377,068	CNH	2,690,000	Bank of America N.A.	12/12/19	1,029
USD	376,655	CNH	2,686,079	Bank of America N.A.	12/12/19	1,165
USD	377,205	CNH	2,690,000	Bank of America N.A.	12/12/19	1,167
USD	2,608,453	EUR	2,345,421	Barclays Bank PLC	12/12/19	37,796
USD	9,578,065	JPY	1,024,374,026	Bank of America N.A.	12/12/19	54,581
USD	373,365	KRW	444,098,451	UBS AG	12/12/19	1,310
USD	43,851,570	EUR	33,810,000	Deutsche Bank AG	12/13/19	6,791,274
CAD	19,717,541	AUD	21,557,000	Citibank N.A.	12/18/19	316,313
CAD	31,109	USD	23,460	Citibank N.A.	12/18/19	53
CHF	2,950,809	EUR	2,695,000	JPMorgan Chase Bank N.A.	12/18/19	21,980
EUR	24,611,000	CAD	35,689,272	JPMorgan Chase Bank N.A.	12/18/19	15,323
JPY	1,952,319,652	ZAR	266,765,000	Bank of America N.A.	12/18/19	726,843
NOK	121,615,000	SEK	129,596,471	Bank of America N.A.	12/18/19	147,857
USD	4,033,462	AUD	5,879,931	BNP Paribas S.A.	12/18/19	54,864
USD	1,349,462	CHF	1,333,325	BNP Paribas S.A.	12/18/19	4,106
USD	18,742,175	EUR	16,917,000	Bank of America N.A.	12/18/19	190,248
USD	15,014,782	EUR	13,474,000	JPMorgan Chase Bank N.A.	12/18/19	238,600
USD	1,295,309	EUR	1,174,711	NatWest Markets PLC	12/18/19	7,069
USD	28,654,193	EUR	25,930,000	Standard Chartered Bank	12/18/19	218,212
USD	5,283	GBP	4,218	BNP Paribas S.A.	12/18/19	80
USD	4,012,508	GBP	3,231,405	JPMorgan Chase Bank N.A.	12/18/19	26,331
USD	22,975,000	JPY	2,469,261,100	BNP Paribas S.A.	12/18/19	4,111
USD	3,130,000	JPY	336,399,880	Royal Bank of Canada	12/18/19	560

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	40,667	NOK	367,510	Bank of America N.A.	12/18/19	$220
USD	12,015,471	NZD	18,862,000	BNP Paribas S.A.	12/18/19	182,838
USD	13,581,341	NZD	21,557,000	Citibank N.A.	12/18/19	58,063
USD	945	NZD	1,502	UBS AG	12/18/19	3
USD	2,857,825	EUR	2,500,000	NatWest Markets PLC	01/15/20	110,165
USD	2,856,320	EUR	2,500,000	Royal Bank of Canada	01/17/20	108,295
USD	44,135,574	EUR	33,810,000	Deutsche Bank AG	02/25/20	6,874,922
JPY	4,504,440,000	USD	41,738,695	JPMorgan Chase Bank N.A.	03/16/20	414,402
USD	44,963,466	JPY	4,504,440,000	HSBC Bank PLC	03/16/20	2,810,368

						29,652,971

CAD	35,527,886	EUR	24,611,000	JPMorgan Chase Bank N.A.	10/01/19	(10,029)
EUR	26,946,000	CAD	39,004,335	Deutsche Bank AG	10/01/19	(68,798)
BRL	40,209,384	USD	9,848,000	Citibank N.A.	10/02/19	(171,977)
BRL	6,485,932	USD	1,569,000	Citibank N.A.	10/02/19	(8,219)
BRL	16,081,982	USD	3,921,000	Morgan Stanley & Co. International PLC	10/02/19	(51,017)
EUR	10,778,500	BRL	49,502,417	BNP Paribas S.A.	10/02/19	(162,363)
EUR	6,288,500	BRL	28,881,194	BNP Paribas S.A.	10/02/19	(94,728)
EUR	4,490,000	BRL	20,579,466	BNP Paribas S.A.	10/02/19	(57,587)
USD	10,308,000	BRL	42,955,498	BNP Paribas S.A.	10/02/19	(28,850)
USD	811,000	BRL	3,395,170	JPMorgan Chase Bank N.A.	10/02/19	(6,017)
USD	1,569,000	BRL	6,536,297	Morgan Stanley & Co. International PLC	10/02/19	(3,901)
USD	720,000	ARS	47,880,000	JPMorgan Chase Bank N.A.	10/04/19	(82,595)
USD	715,000	ARS	46,832,500	Morgan Stanley & Co. International PLC	10/04/19	(70,036)
ARS	73,609,200	USD	1,524,000	BNP Paribas S.A.	10/07/19	(290,116)
ARS	20,880,000	USD	360,000	Goldman Sachs International	10/07/19	(9,996)
ARS	20,826,000	USD	360,000	Morgan Stanley & Co. International PLC	10/07/19	(10,901)
CAD	21,812,005	USD	16,471,500	Deutsche Bank AG	10/07/19	(5,893)
CAD	10,907,856	USD	8,235,750	TD Securities, Inc.	10/07/19	(1,548)
EUR	15,055,672	USD	16,471,500	Standard Chartered Bank	10/07/19	(52,338)
EUR	7,518,462	USD	8,235,750	Standard Chartered Bank	10/07/19	(36,392)
GBP	13,333,738	USD	16,471,500	UBS AG	10/07/19	(72,127)
GBP	6,664,528	USD	8,235,750	UBS AG	10/07/19	(38,943)
USD	2,135,000	INR	153,399,750	HSBC Bank PLC	10/07/19	(27,889)
AUD	24,352,975	USD	16,471,500	Deutsche Bank AG	10/08/19	(29,549)
AUD	12,152,808	USD	8,235,750	HSBC Bank PLC	10/08/19	(30,762)
USD	24,707,250	AUD	36,623,327	Morgan Stanley & Co. International PLC	10/08/19	(19,050)
EUR	1,806,000	USD	1,990,738	BNP Paribas S.A.	10/09/19	(20,867)
USD	635,000	ARS	38,481,000	Morgan Stanley & Co. International PLC	10/09/19	(10,043)
USD	2,355,000	TRY	13,730,561	UBS AG	10/10/19	(68,015)
ARS	86,275,000	USD	1,750,000	JPMorgan Chase Bank N.A.	10/15/19	(336,277)
SGD	6,454,335	USD	4,677,000	BNP Paribas S.A.	10/15/19	(6,387)
USD	700,000	ARS	48,300,000	BNP Paribas S.A.	10/15/19	(91,455)
USD	1,400,000	ARS	98,000,000	Goldman Sachs International	10/15/19	(205,852)
USD	700,000	ARS	47,600,000	Goldman Sachs International	10/15/19	(79,985)
CLP	2,764,233,780	USD	3,894,000	NatWest Markets PLC	10/16/19	(101,743)
CLP	743,142,560	USD	1,026,440	JPMorgan Chase Bank N.A.	10/23/19	(6,778)
CLP	732,050,880	USD	1,011,120	JPMorgan Chase Bank N.A.	10/23/19	(6,677)
CLP	743,655,780	USD	1,026,440	UBS AG	10/23/19	(6,074)
COP	12,729,852,000	USD	3,732,000	Barclays Bank PLC	10/23/19	(77,892)
COP	10,393,532,000	USD	3,097,000	Citibank N.A.	10/23/19	(113,533)
COP	7,780,674,500	USD	2,294,000	UBS AG	10/23/19	(60,555)
USD	6,978,277	ZAR	107,875,163	HSBC Bank PLC	10/23/19	(121,854)

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	103

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

ZAR	34,391,550	USD	2,323,000	Bank of America N.A.	10/23/19	$(59,416)
EUR	2,853,000	USD	3,152,327	Citibank N.A.	10/28/19	(35,724)
USD	3,083,000	TWD	96,343,750	BNP Paribas S.A.	10/30/19	(28,024)
BRL	32,759,451	USD	7,911,000	Citibank N.A.	11/04/19	(46,347)
BRL	2,847,293	USD	689,000	Citibank N.A.	11/04/19	(5,443)
BRL	10,250,955	USD	2,475,000	Deutsche Bank AG	11/04/19	(14,025)
BRL	13,208,000	USD	3,175,000	JPMorgan Chase Bank N.A.	11/04/19	(4,119)
USD	720,000	ARS	53,820,000	BNP Paribas S.A.	11/04/19	(101,583)
USD	360,000	ARS	26,226,000	BNP Paribas S.A.	11/04/19	(40,350)
USD	2,349,000	BRL	9,845,129	Citibank N.A.	11/04/19	(14,548)
EUR	2,744,000	USD	3,025,050	JPMorgan Chase Bank N.A.	11/06/19	(25,618)
IDR	163,343,950,000	USD	11,495,000	BNP Paribas S.A.	11/06/19	(34,519)
IDR	110,768,352,000	USD	7,816,000	Citibank N.A.	11/06/19	(44,309)
MXN	153,148,267	USD	7,816,000	BNP Paribas S.A.	11/06/19	(104,677)
MXN	80,492,974	USD	4,108,000	BNP Paribas S.A.	11/06/19	(55,017)
USD	20,372,047	IDR	292,990,777,792	Bank of America N.A.	11/06/19	(184,670)
USD	9,724,387	IDR	141,100,857,267	Citibank N.A.	11/06/19	(175,482)
USD	6,277,424	IDR	91,148,198,746	Citibank N.A.	11/06/19	(117,684)
USD	5,801,553	IDR	83,582,975,242	Goldman Sachs International	11/06/19	(62,767)
USD	11,495,000	IDR	169,838,625,000	JPMorgan Chase Bank N.A.	11/06/19	(421,159)
USD	11,495,000	MXN	229,483,881	Citibank N.A.	11/06/19	(59,975)
USD	32,487,889	RUB	2,142,202,637	Morgan Stanley & Co. International PLC	11/06/19	(378,263)
USD	3,896,035	RUB	261,385,000	Morgan Stanley & Co. International PLC	11/06/19	(114,192)
ARS	59,881,000	USD	1,165,000	HSBC Bank PLC	11/13/19	(276,131)
ARS	30,039,750	USD	585,000	HSBC Bank PLC	11/13/19	(139,092)
USD	715,000	ARS	53,088,750	Morgan Stanley & Co. International PLC	11/29/19	(33,984)
USD	5,623,010	HKD	44,069,776	Bank of America N.A.	12/12/19	(4,130)
USD	1,245,893	TWD	38,600,260	Bank of America N.A.	12/12/19	(3,511)
EUR	33,810,000	USD	41,367,211	JPMorgan Chase Bank N.A.	12/13/19	(4,306,916)
AUD	21,557,000	CAD	19,620,427	Citibank N.A.	12/18/19	(242,913)
AUD	25,506,000	NZD	27,566,375	JPMorgan Chase Bank N.A.	12/18/19	(34,734)
AUD	900,000	NZD	972,630	JPMorgan Chase Bank N.A.	12/18/19	(1,180)
AUD	540,000	NZD	583,023	JPMorgan Chase Bank N.A.	12/18/19	(360)
AUD	1,161,449	USD	786,223	JPMorgan Chase Bank N.A.	12/18/19	(340)
BRL	73,428,672	USD	17,984,000	UBS AG	12/18/19	(395,621)
CHF	1,283,785	USD	1,307,059	JPMorgan Chase Bank N.A.	12/18/19	(11,690)
EUR	2,695,000	CHF	2,941,458	Citibank N.A.	12/18/19	(12,544)
EUR	2,234,101	USD	2,486,923	BNP Paribas S.A.	12/18/19	(36,909)
EUR	5,389,000	USD	5,986,771	HSBC Bank PLC	12/18/19	(76,956)
EUR	8,085,000	USD	8,960,670	JPMorgan Chase Bank N.A.	12/18/19	(94,303)
EUR	25,930,000	USD	28,600,738	Standard Chartered Bank	12/18/19	(164,758)
EUR	5,389,000	USD	5,983,202	Standard Chartered Bank	12/18/19	(73,387)
JPY	3,344,925,162	USD	31,127,000	Citibank N.A.	12/18/19	(10,037)
JPY	226,738,251	USD	2,116,695	UBS AG	12/18/19	(7,408)
NOK	36,008,614	USD	4,039,217	BNP Paribas S.A.	12/18/19	(76,194)
NZD	6,364,388	USD	4,037,778	BNP Paribas S.A.	12/18/19	(45,228)
NZD	18,862,000	USD	11,996,251	Deutsche Bank AG	12/18/19	(163,618)
NZD	21,557,000	USD	13,551,575	JPMorgan Chase Bank N.A.	12/18/19	(28,297)
SEK	130,393,414	NOK	121,615,000	JPMorgan Chase Bank N.A.	12/18/19	(66,458)
SEK	27,907,245	USD	2,893,310	BNP Paribas S.A.	12/18/19	(42,903)
SEK	10,805,999	USD	1,115,992	NatWest Markets PLC	12/18/19	(12,282)
USD	17,984,000	BRL	75,298,468	JPMorgan Chase Bank N.A.	12/18/19	(52,251)

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	4,039,281	CAD	5,351,660	BNP Paribas S.A.	12/18/19	$(5,538)
USD	4,034,740	JPY	434,003,989	BNP Paribas S.A.	12/18/19	(2,685)
USD	5,022,000	JPY	539,859,425	Citibank N.A.	12/18/19	(171)
ZAR	150,675,000	JPY	1,088,310,457	BNP Paribas S.A.	12/18/19	(276,536)
ZAR	60,100,000	JPY	436,656,550	BNP Paribas S.A.	12/18/19	(134,120)
ZAR	32,095,000	JPY	230,917,106	BNP Paribas S.A.	12/18/19	(50,515)
ZAR	6,685,000	JPY	48,690,197	BNP Paribas S.A.	12/18/19	(16,038)
ZAR	9,810,000	JPY	70,869,402	JPMorgan Chase Bank N.A.	12/18/19	(18,123)
ZAR	7,400,000	JPY	53,388,040	JPMorgan Chase Bank N.A.	12/18/19	(13,010)
EUR	5,000,000	USD	5,659,655	NatWest Markets PLC	01/17/20	(163,606)
EUR	33,810,000	USD	41,665,584	JPMorgan Chase Bank N.A.	02/25/20	(4,404,933)

						(16,382,929)

Net Unrealized Appreciation						$13,270,042

Interest Rate Caps Purchased

Reference Entity	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

10Y-2Y CMS Index Cap	0.50%	Citibank N.A.	03/13/20	USD	1,017,480	$77,898	$391,730	$(313,832)
10Y-2Y CMS Index Cap	0.40%	Goldman Sachs International	03/31/20	USD	860,000	171,923	718,100	(546,177)

						$249,821	$1,109,830	$(860,009)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
SPDR S&P 500 ETF Trust	1,682	10/18/19	USD	299.00	USD	49,917	$489,462
U.S. Treasury Notes (10 Year)	258	10/25/19	USD	131.00	USD	33,621	104,813
DAX Performance-Index	309	12/20/19	EUR	13,700.00	EUR	19,201	6,989
EURO STOXX 50 Index	1,073	12/20/19	EUR	3,850.00	EUR	38,300	50,289
iShares MSCI Emerging Markets Index ETF	1,097	12/20/19	USD	45.00	USD	4,483	14,810
Caesars Entertainment Corp.	14,489	01/17/20	USD	12.00	USD	16,894	420,181
VanEck Vectors JPMorgan EM Local Currency Bond ETF	11,684	01/17/20	USD	37.00	USD	38,557	87,630
DAX Performance-Index	415	03/20/20	EUR	13,600.00	EUR	25,788	155,489
EURO STOXX 50 Index	1,443	03/20/20	EUR	3,800.00	EUR	51,507	554,413
SPDR S&P 500 ETF Trust	3,347	06/30/20	USD	325.00	USD	99,329	1,342,147
Caesars Entertainment Corp.	11,693	01/15/21	USD	12.00	USD	13,634	906,208
Market Vectors Gold Miners ETF	2,288	01/15/21	USD	30.00	USD	6,111	661,232

							4,793,663

Put
SPDR S&P 500 ETF Trust	2,346	10/07/19	USD	290.00	USD	69,622	97,359
SPDR S&P 500 ETF Trust	2,346	10/18/19	USD	290.00	USD	69,622	397,647
SPDR S&P 500 ETF Trust	2,346	10/30/19	USD	290.00	USD	69,622	619,344
Energy Select Sector SPDR ETF	2,920	12/20/19	USD	56.00	USD	17,286	386,900
Market Vectors Gold Miners ETF	11,440	12/20/19	USD	23.00	USD	30,556	331,760

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	105

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

SPDR S&P 500 ETF Trust	187	12/20/19	USD	297.00	USD	5,550	$157,267
Caesars Entertainment Corp.	499	01/17/20	USD	10.00	USD	582	4,242

							1,994,519

							$6,788,182

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range	Notional Amount (000)		Value

Put
EUR Currency	One-Touch	Bank of America N.A.	—	11/27/19	USD	1.09	USD1.09	EUR	1,130	$487,620
EUR Currency	Under-and-In	BNP Paribas S.A.	—	12/20/19	USD	1.11	USD1.16	EUR	44,900	1,778

										$489,398

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
EUR Currency(a)	BNP Paribas S.A.	—	10/11/19	USD	1.14	EUR	2,763	$—
USD Currency	BNP Paribas S.A.	—	10/11/19	BRL	4.07	USD	10,506	263,178
EUR Currency	Morgan Stanley & Co. International PLC	—	10/23/19	CHF	1.13	EUR	26,946	854
EUR Currency	Bank of America N.A.	—	11/08/19	USD	1.14	EUR	3,800	1,353
USD Currency	Morgan Stanley & Co. International PLC	—	11/14/19	TWD	30.75	USD	6,220	62,864

								328,249
Put
USD Currency	Citibank N.A.	—	10/04/19	ZAR	14.75	USD	2,928	256
USD Currency	Morgan Stanley & Co. International PLC	—	10/04/19	ZAR	14.40	USD	3,074	1
USD Currency	Deutsche Bank AG	—	10/07/19	BRL	3.93	USD	5,832	22
EUR Currency	UBS AG	—	10/11/19	USD	1.12	EUR	5,526	126,972
USD Currency	Deutsche Bank AG	—	10/18/19	RUB	66.25	USD	4,677	97,927
USD Currency	BNP Paribas S.A.	—	10/29/19	BRL	4.08	USD	3,145	17,799
USD Currency	Morgan Stanley & Co. International PLC	—	10/29/19	BRL	4.08	USD	3,145	17,718
USD Currency	Bank of America N.A.	—	10/30/19	MXN	20.15	USD	4,722	102,774
USD Currency	HSBC Bank PLC	—	10/30/19	MXN	20.00	USD	11,788	191,696
USD Currency	Morgan Stanley & Co. International PLC	—	10/30/19	MXN	19.50	USD	18,861	74,639
USD Currency	BNP Paribas S.A.	—	11/04/19	BRL	4.12	USD	3,152	31,515
USD Currency	Deutsche Bank AG	—	11/07/19	BRL	3.90	USD	13,752	15,394
EUR Currency	NatWest Markets PLC	—	11/08/19	USD	1.11	EUR	7,700	141,837
USD Currency	HSBC Bank PLC	—	11/14/19	BRL	4.08	USD	6,219	50,429

106	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

USD Currency	Bank of America N.A.	—	11/18/19	INR	71.50	USD	4,671	$62,456
USD Currency	Bank of America N.A.	—	11/18/19	RUB	64.50	USD	4,671	36,433
USD Currency	JPMorgan Chase Bank N.A.	—	11/22/19	BRL	3.65	USD	21,603	807
USD Currency(a)	JPMorgan Chase Bank N.A.	—	11/22/19	BRL	3.40	USD	9,001	1
EUR Currency	BNP Paribas S.A.	—	11/27/19	USD	1.11	EUR	57,240	1,079,967
EUR Currency	BNP Paribas S.A.	—	11/27/19	USD	1.09	EUR	34,410	261,841
USD Currency	BNP Paribas S.A.	—	12/17/19	JPY	106.00	USD	122,025	906,199
USD Currency	Royal Bank of Canada	—	12/17/19	JPY	106.00	USD	14,323	106,367
USD Currency	Deutsche Bank AG	—	12/20/19	JPY	106.00	USD	120,342	934,571
EUR Currency	JPMorgan Chase Bank N.A.	—	04/29/20	USD	1.11	EUR	29,665	569,037

								4,826,658

								$5,154,907

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional Amount
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	(000)		Value

Call
10-Year Interest Rate Swap, 03/19/30	3-month LIBOR, 2.09%	Quarterly	1.70%	Semi- Annual	Bank of America N.A.	03/17/20	1.70%	USD	62,112	$1,573,104
10-Year Interest Rate Swap, 03/19/30	3-month LIBOR, 2.09%	Quarterly	1.70%	Semi- Annual	Bank of America N.A.	03/17/20	1.70%	USD	4,176	105,765

										1,678,869

Put
10-Year Interest Rate Swap, 03/19/30	1.70%	Semi- Annual	3-month LIBOR, 2.09%	Quarterly	Bank of America N.A.	03/17/20	1.70%	USD	62,112	746,870
10-Year Interest Rate Swap, 03/19/30	1.70%	Semi- Annual	3-month LIBOR, 2.09%	Quarterly	Bank of America N.A.	03/17/20	1.70%	USD	4,176	50,215
10-Year Interest Rate Swap, 03/25/30	1.79%	Semi- Annual	3-month LIBOR, 2.09%	Quarterly	Deutsche Bank AG	03/23/20	1.79%	USD	49,348	457,370

										1,254,455

										$2,933,324

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
PowerShares QQQ Trust, Series 1 ETF	1,552	10/04/19	USD	194.00	USD	29,303	$(7,760)
iShares Transportation Average ETF	467	10/18/19	USD	187.00	USD	8,693	(126,090)
PowerShares QQQ Trust, Series 1 ETF	467	10/18/19	USD	189.00	USD	8,817	(151,075)
SPDR KBW Regional Banking ETF	1,832	10/18/19	USD	53.50	USD	9,671	(130,072)
SPDR S&P Retail ETF	2,336	10/18/19	USD	42.50	USD	9,912	(200,896)

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	107

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

SPDR S&P 500 ETF Trust	3	10/21/19	USD	297.00	USD	89	$(1,307)
U.S. Treasury Notes (10 Year)	94	10/25/19	USD	132.50	USD	12,249	(10,281)
U.S. Treasury Notes (10 Year)	308	10/25/19	USD	132.00	USD	40,136	(52,938)
Energy Select Sector SPDR ETF	940	11/15/19	USD	60.00	USD	5,565	(132,540)
U.S. Treasury Notes (10 Year)	261	11/22/19	USD	132.00	USD	34,012	(106,031)

							(918,990)

Put
CME CBOT U.S. Treasury Notes (10 Year) Week 1	801	10/04/19	USD	129.25	USD	104,380	(37,547)
PowerShares QQQ Trust, Series 1 ETF	1,552	10/04/19	USD	185.00	USD	29,303	(58,200)
SPDR S&P Oil & Gas Explore & Production ETF	2,325	10/18/19	USD	21.00	USD	5,199	(66,263)
U.S. Treasury Notes (10 Year)	260	10/25/19	USD	129.00	USD	33,881	(56,875)
U.S. Treasury Notes (2 Year)	1,487	10/25/19	USD	107.38	USD	320,449	(92,938)
SPDR S&P 500 ETF Trust	5,864	10/30/19	USD	282.00	USD	174,026	(847,348)
SPDR S&P 500 ETF Trust	1,339	12/20/19	USD	255.00	USD	39,738	(174,070)
Technology Select Sector SPDR Fund	3,074	12/20/19	USD	72.00	USD	24,755	(287,419)
SPDR S&P 500 ETF Trust	915	12/31/19	USD	275.00	USD	27,154	(342,210)
SPDR S&P 500 ETF Trust	2,346	12/31/19	USD	265.00	USD	69,622	(568,905)
SPDR S&P 500 ETF Trust	3,347	06/30/20	USD	250.00	USD	99,329	(1,862,602)

							(4,394,377)

							$(5,313,367)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
USD Currency	Deutsche Bank AG	—	10/07/19	BRL	4.20	USD	2,916	$(12,056)
EUR Currency(a)	UBS AG	—	10/11/19	USD	1.14	EUR	2,763	—
USD Currency	BNP Paribas S.A.	—	10/11/19	BRL	4.22	USD	21,011	(81,754)
USD Currency	Deutsche Bank AG	—	10/18/19	RUB	70.00	USD	2,338	(98)
USD Currency	BNP Paribas S.A.	—	10/29/19	BRL	4.30	USD	1,573	(8,632)
USD Currency	Morgan Stanley & Co. International PLC	—	10/29/19	BRL	4.30	USD	1,573	(8,632)
USD Currency	BNP Paribas S.A.	—	11/04/19	BRL	4.30	USD	1,576	(10,545)
USD Currency	Deutsche Bank AG	—	11/07/19	BRL	4.10	USD	2,453	(66,711)
EUR Currency	NatWest Markets PLC	—	11/08/19	USD	1.14	EUR	3,800	(1,353)
USD Currency	Bank of America N.A.	—	11/18/19	RUB	66.00	USD	2,336	(23,128)
USD Currency	JPMorgan Chase Bank N.A.	—	11/22/19	BRL	3.95	USD	6,751	(389,614)

								(602,523)

Put
USD Currency	Citibank N.A.	—	10/04/19	ZAR	14.40	USD	4,392	(1)
USD Currency(a)	Deutsche Bank AG	—	10/07/19	BRL	3.80	USD	5,832	(1)
EUR Currency	UBS AG	—	10/11/19	USD	1.10	EUR	4,145	(23,110)
USD Currency	BNP Paribas S.A.	—	10/11/19	BRL	3.95	USD	10,506	(295)
USD Currency	BNP Paribas S.A.	—	10/29/19	BRL	3.92	USD	3,145	(1,820)

108	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

USD Currency	Morgan Stanley & Co. International PLC	—	10/29/19	BRL	3.92	USD	3,145	$(1,809)
USD Currency	Bank of America N.A.	—	10/30/19	MXN	19.65	USD	7,083	(45,891)
USD Currency	HSBC Bank PLC	—	10/30/19	MXN	19.50	USD	18,861	(74,040)
USD Currency	BNP Paribas S.A.	—	11/04/19	BRL	4.00	USD	4,728	(12,531)
EUR Currency	HSBC Bank PLC	—	11/08/19	USD	1.11	EUR	7,700	(141,839)
USD Currency	HSBC Bank PLC	—	11/14/19	BRL	3.99	USD	9,329	(30,349)
USD Currency	Bank of America N.A.	—	11/18/19	RUB	62.90	USD	7,007	(13,017)
USD Currency	Bank of America N.A.	—	11/18/19	INR	70.50	USD	7,007	(40,994)
USD Currency	JPMorgan Chase Bank N.A.	—	11/22/19	BRL	3.50	USD	27,004	(48)
EUR Currency	Citibank N.A.	—	11/27/19	USD	1.09	EUR	34,410	(259,086)
EUR Currency	HSBC Bank PLC	—	11/27/19	USD	1.09	EUR	35,200	(270,687)
EUR Currency	NatWest Markets PLC	—	11/27/19	USD	1.11	EUR	57,240	(1,079,945)
USD Currency	BNP Paribas S.A.	—	12/17/19	JPY	102.00	USD	136,348	(277,955)
USD Currency	Deutsche Bank AG	—	12/20/19	JPY	102.00	USD	120,342	(264,440)

								(2,537,858)

								$(3,140,381)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional Amount
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate		(000)	Value

Put
2-Year Interest Rate Swap, 03/25/22	3-month LIBOR, 2.09%	Quarterly	1.71%	Semi- Annual	Deutsche Bank AG	03/23/20	1.71%	USD	234,990	$(408,011)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	USD	71,835	$(1,556,992)	$(1,613,293)	$56,301
ITRAXX.EUR.32.V1	1.00%	Quarterly	12/20/24	EUR	358,233	(9,218,917)	(9,061,700)	(157,217)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	170,755	(3,446,785)	(3,548,907)	102,122

						$(14,222,694)	$(14,223,900)	$1,206

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	B+	USD	10,400	$713,489	$690,181	$23,308

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	109

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Reference	Frequency	Rate	Frequency	Date	(000)		Value	(Received)	(Depreciation)

0.81% Eurostat Eurozone	At Termination	Eurostat Eurozone HICP Ex Tobacco NSA (CPTFEMU)	At Termination	09/15/24	EUR	241,985	$(186,431)	$3,512	$(189,943)
HICP Ex Tobacco NSA (CPTFEMU)	At Termination	0.99%	At Termination	09/15/29	EUR	241,985	364,116	6,168	357,948

							$177,685	$9,680	$168,005

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency						(Received)	(Depreciation)

28-day MXIBTIIE, 8.03%	Monthly	8.21%	Monthly	N/A	10/07/20	MXN	665,409	$376,992	$30	$376,962
3-month Canadian Bankers Acceptances, 1.97%	Semi-Annual	1.77%	Semi-Annual	N/A	06/26/21	CAD	56,565	(104,229)	383	(104,612)
3-month Canadian Bankers Acceptances, 1.97%	Semi-Annual	1.76%	Semi-Annual	N/A	06/26/21	CAD	56,565	(116,931)	399	(117,330)
3-month Canadian Bankers Acceptances, 1.97%	Semi-Annual	1.82%	Semi-Annual	N/A	07/05/21	CAD	57,135	(56,805)	647	(57,452)
6.86%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	7/24/20(a)	07/23/21	MXN	136,786	(39,992)	12	(40,004)
6.90%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	7/27/20(a)	07/26/21	MXN	190,933	(59,540)	17	(59,557)
3-month Canadian Bankers Acceptances, 1.97%	Semi-Annual	1.79%	Semi-Annual	N/A	08/01/21	CAD	50,565	(67,015)	347	(67,362)
6.78%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	8/07/20(a)	08/06/21	MXN	604,159	(156,012)	52	(156,064)
3-month Canadian Bankers Acceptances, 1.97%	Semi-Annual	1.85%	Semi-Annual	N/A	09/11/21	CAD	104,440	(21,470)	620	(22,090)
6-month GBP LIBOR, 0.83%	Semi-Annual	0.75%	Semi-Annual	N/A	09/24/21	GBP	318,820	650,000	2,940	647,060
6-month GBP LIBOR, 0.83%	Semi-Annual	0.73%	Semi-Annual	N/A	09/26/21	GBP	320,060	486,971	3,212	483,759
2.58%	Semi-Annual	3-month Canadian Bankers Acceptances, 1.97%	Semi-Annual	N/A	12/03/21	CAD	15,645	(210,667)	255	(210,922)
6-month CIBOR, (0.30)%	Semi-Annual	0.12%	Annual	N/A	12/06/21	DKK	92,248	167,222	1,828	165,394

110	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency						(Received)	(Depreciation)

6-month STIBOR, 0.02%	Quarterly	0.17%	Annual	N/A	12/06/21	SEK	128,311	$90,077	$1,418	$88,659
3.01%	Semi-Annual	3-month LIBOR, 2.09%	Quarterly	N/A	12/07/21	USD	11,851	(450,444)	(3,125)	(447,319)
6-month EURIBOR, (0.39)%	Semi-Annual	(0.35)%	Annual	N/A	07/03/22	EUR	10,000	47,579	83	47,496
7.23%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	N/A	07/18/22	MXN	148,112	(128,772)	(237)	(128,535)
7.23%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	N/A	07/19/22	MXN	74,056	(64,986)	(118)	(64,868)
7.22%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	N/A	07/20/22	MXN	28,487	(24,690)	(46)	(24,644)
7.21%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	N/A	07/25/22	MXN	39,870	(34,497)	9	(34,506)
0.63%	Semi-Annual	6-month GBP LIBOR, 0.83%	Semi-Annual	N/A	08/01/22	GBP	6,000	(72)	(1)	(71)
7.20%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	N/A	08/03/22	MXN	271,274	(227,064)	(424)	(226,640)
28-day MXIBTIIE, 8.03%	Monthly	7.00%	Monthly	N/A	08/11/22	MXN	347,829	202,947	746	202,201
3-month Canadian Bankers Acceptances, 1.97%	Semi-Annual	1.58%	Semi-Annual	8/23/21(a)	08/23/22	CAD	214,000	(167,820)	504	(168,324)
7.11%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	N/A	10/14/22	MXN	146,271	(116,321)	69	(116,390)
7.11%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	N/A	10/14/22	MXN	110,975	(89,045)	52	(89,097)
2.62%	Semi-Annual	3-month Canadian Bankers Acceptances, 1.97%	Semi-Annual	N/A	12/03/23	CAD	9,604	(267,631)	(816)	(266,815)
6-month EURIBOR, (0.39)%	Semi-Annual	0.28%	Annual	N/A	12/04/23	EUR	7,490	270,878	940	269,938
6-month CIBOR, (0.30)%	Semi-Annual	0.42%	Annual	N/A	12/06/23	DKK	55,726	299,488	4,026	295,462
6-month STIBOR, 0.02%	Quarterly	0.51%	Annual	N/A	12/06/23	SEK	77,818	222,648	2,263	220,385
3.00%	Semi-Annual	3-month LIBOR, 2.09%	Quarterly	N/A	12/07/23	USD	7,311	(498,401)	(3,653)	(494,748)
28-day MXIBTIIE, 8.03%	Monthly	8.13%	Monthly	N/A	02/02/24	MXN	168,229	522,733	362	522,371
28-day MXIBTIIE, 8.03%	Monthly	8.14%	Monthly	N/A	02/05/24	MXN	120,900	378,807	118	378,689
1.30%	Semi-Annual	3-month LIBOR, 2.09%	Quarterly	1/06/20(a)	02/29/24	USD	88,052	585,139	(18,609)	603,748

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	111

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency						(Received)	(Depreciation)

1.56%	Semi-Annual	3-month LIBOR, 2.09%	Quarterly	1/06/20(a)	02/29/24	USD	44,026	$(157,494)	$390	$(157,884)
1.77%	Annual	6-month NIBOR, 1.91%	Semi-Annual	N/A	06/05/24	NOK	60,000	(16,503)	68	(16,571)
28-day MXIBTIIE, 8.03%	Monthly	6.73%	Monthly	N/A	08/09/24	MXN	117,510	44,758	882	43,876
28-day MXIBTIIE, 8.03%	Monthly	6.67%	Monthly	N/A	08/12/24	USD	258,548	66,442	688	65,754
28-day MXIBTIIE, 8.03%	Monthly	6.72%	Monthly	N/A	08/13/24	EUR	222,465	79,262	574	78,688
28-day MXIBTIIE, 8.03%	Monthly	6.32%	Monthly	N/A	07/17/25	MXN	73,475	(48,761)	324	(49,085)
3-month LIBOR, 2.09%	Quarterly	2.13%	Semi-Annual	N/A	08/25/25	USD	2,360	82,671	21	82,650
2.27%	Semi-Annual	3-month LIBOR, 2.09%	Quarterly	N/A	09/11/25	USD	1,800	(78,043)	23	(78,066)
2.91%	Semi-Annual	3-month LIBOR, 2.09%	Quarterly	N/A	08/23/26	USD	3,692	(342,199)	(46)	(342,153)
2.93%	Semi-Annual	3-month LIBOR, 2.09%	Quarterly	N/A	08/24/28	USD	8,170	(946,796)	128	(946,924)
3.16%	Semi-Annual	3-month LIBOR, 2.09%	Quarterly	N/A	10/03/28	USD	4,519	(656,800)	71	(656,871)
2.75%	Semi-Annual	3-month Canadian Bankers Acceptances, 1.97%	Semi-Annual	N/A	12/03/28	CAD	5,110	(341,499)	(2,133)	(339,366)
6-month CIBOR, (0.30)%	Semi-Annual	1.03%	Annual	N/A	12/06/28	DKK	28,735	497,148	7,581	489,567
6-month STIBOR, 0.02%	Quarterly	1.16%	Annual	N/A	12/06/28	SEK	40,557	397,311	6,636	390,675
3.08%	Semi-Annual	3-month LIBOR, 2.09%	Quarterly	N/A	12/07/28	USD	3,916	(547,194)	(2,139)	(545,055)
1.86%	Annual	6-month NIBOR, 1.91%	Semi-Annual	N/A	06/05/29	NOK	32,000	(54,202)	63	(54,265)
6-month CHF LIBOR, (0.72)%	Semi-Annual	(0.59)%	Annual	N/A	09/05/29	CHF	4,300	(82,187)	74	(82,261)
2.91%	Semi-Annual	3-month Canadian Bankers Acceptances, 1.97%	Semi-Annual	N/A	12/03/48	CAD	2,165	(385,248)	(444)	(384,804)
6-month EURIBOR, (0.39)%	Semi-Annual	1.46%	Annual	N/A	12/04/48	EUR	1,518	623,766	92	623,674
1.73%	Semi-Annual	6-month GBP LIBOR, 0.83%	Semi-Annual	N/A	12/04/48	GBP	1,134	(383,871)	1,687	(385,558)
6-month CIBOR, (0.30)%	Semi-Annual	1.53%	Annual	N/A	12/06/48	DKK	11,141	654,630	694	653,936

112	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency						(Received)	(Depreciation)

6-month STIBOR, 0.02%	Quarterly	1.68%	Annual	N/A	12/06/48	SEK	16,157	$486,678	$2,289	$484,389
3.19%	Semi-Annual	3-month LIBOR, 2.09%	Quarterly	N/A	12/07/48	USD	1,695	(599,775)	(1,494)	(598,281)

								$(308,829)	$10,332	$(319,161)

(a)	Forward swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/20	USD	2,050	$(72,029)	$(61,684)	$(10,345)
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/20	USD	3,095	(112,633)	(102,938)	(9,695)
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/20	USD	930	(33,845)	(31,073)	(2,772)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/20	USD	7,452	(38,910)	9,451	(48,361)
United Mexican States	1.00%	Quarterly	Bank of America N.A.	09/20/20	USD	7,452	(47,642)	18,226	(65,868)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,205	(13,892)	(1,373)	(12,519)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	(11,531)	(88)	(11,443)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	795	(9,169)	(998)	(8,171)
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,150	(13,380)	(1,031)	(12,349)
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	(11,634)	(661)	(10,973)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	32,023	(3,465)	(462)	(3,003)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	(3,173)	(412)	(2,761)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	(3,173)	(389)	(2,784)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	(3,173)	(312)	(2,861)
Mitsubishi Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/20	JPY	47,573	(5,257)	(1,547)	(3,710)
Mitsubishi Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	(3,241)	(811)	(2,430)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	58,651	(6,460)	(637)	(5,823)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	(3,230)	(239)	(2,991)
National Australia Bank Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	(11,671)	(334)	(11,337)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas S.A.	12/20/20	EUR	810	(10,113)	4,926	(15,039)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas S.A.	12/20/20	EUR	460	(5,744)	2,917	(8,661)
Standard Chartered Bank	1.00%	Quarterly	Goldman Sachs International	12/20/20	EUR	610	(7,616)	1,653	(9,269)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/20	EUR	240	(2,996)	1,553	(4,549)
Sumitomo Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/20	JPY	24,938	(2,728)	239	(2,967)
Sumitomo Corp.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	JPY	25,316	(2,770)	421	(3,191)
Westpac Banking Corp.	1.00%	Quarterly	Citibank N.A.	12/20/20	USD	1,000	(11,613)	(777)	(10,836)
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank PLC	06/20/21	USD	1,661	861,340	373,545	487,795
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank PLC	06/20/21	USD	725	378,177	155,954	222,223
Transocean, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/22	USD	2,172	247,951	190,997	56,954
DISH DBS Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/23	USD	2,168	(149,783)	94,394	(244,177)
KB Home	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	2,138	(347,239)	(151,737)	(195,502)

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	113

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Realogy Group LLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,069	$113,296	$(8,869)	$122,165
RR Donnelley & Sons Co.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,070	(5,420)	45,878	(51,298)
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/24	USD	1,199	(119,409)	(75,667)	(43,742)
Beazer Homes USA, Inc.	5.00%	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,103	(109,848)	(66,325)	(43,523)
Beazer Homes USA, Inc.	5.00%	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,000	(99,590)	(55,723)	(43,867)
Tenet Healthcare Corp.	5.00%	Quarterly	Barclays Bank PLC	06/20/24	USD	1,000	(45,770)	(11,121)	(34,649)
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,223	(55,970)	(16,448)	(39,522)
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,175	(53,779)	(40,119)	(13,660)
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,175	(53,779)	(40,084)	(13,695)
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,150	(52,635)	(39,231)	(13,404)
Tenet Healthcare Corp.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	USD	500	(22,885)	(6,511)	(16,374)
Broadcom, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	1,325	40,071	42,454	(2,383)
CDX.EM.32.V1	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	8,090	423,410	394,342	29,068
Federative Republic of Brazil	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	39,966	710,454	693,733	16,721
Federative Republic of Brazil	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	7,570	134,567	131,393	3,174
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	25,912	460,631	491,204	(30,573)
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	4,524	80,428	85,766	(5,338)
Republic of Argentina	5.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	USD	2,714	1,630,265	1,557,804	72,461
Republic of Colombia	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	50,670	(175,283)	(192,213)	16,930
Republic of Colombia	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	2,313	(8,001)	(8,774)	773
Republic of Colombia	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	USD	27,910	(96,550)	(110,942)	14,392
Republic of Colombia	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	USD	1,280	(4,428)	(5,088)	660
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	26,499	1,169,060	1,069,095	99,965
Republic of the Philippines	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	18,990	(493,855)	(500,604)	6,749
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	11,575	1,338,776	1,502,210	(163,434)
State of Qatar	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	4,095	(95,682)	(106,210)	10,528
United Mexican States	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	36,742	282,164	289,835	(7,671)
United Mexican States	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	21,450	164,726	135,845	28,881
United Mexican States	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	6,938	53,280	54,729	(1,449)
United Mexican States	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	4,060	31,179	25,712	5,467
CMBX.NA.9.AAA	0.50%	Annual	Credit Suisse International	09/17/58	USD	4,540	(58,280)	52,725	(111,005)
CMBX.NA.9.AAA	0.50%	Annual	Deutsche Bank AG	09/17/58	USD	3,620	(46,470)	42,649	(89,119)
CMBX.NA.9.AAA	0.50%	Annual	Morgan Stanley & Co. International PLC	09/17/58	USD	5,570	(71,501)	70,977	(142,478)
CMBX.NA.9.AAA	0.50%	Annual	Morgan Stanley & Co. International PLC	09/17/58	USD	3,050	(39,153)	35,421	(74,574)
CMBX.NA.9.AAA	0.50%	Annual	Morgan Stanley & Co. International PLC	09/17/58	USD	2,530	(32,477)	29,382	(61,859)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	2,080	56,119	72,578	(16,459)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	204	5,504	11,655	(6,151)
CMBX.NA.6.AAA	0.50%	Annual	Deutsche Bank AG	05/11/63	USD	5,519	(47,741)	(1,744)	(45,997)
CMBX.NA.6.AAA	0.50%	Annual	Deutsche Bank AG	05/11/63	USD	2,271	(19,647)	428	(20,075)
CMBX.NA.6.BBB-	3.00%	Annual	J.P. Morgan Securities LLC	05/11/63	USD	850	71,502	81,247	(9,745)

							$5,496,637	$6,128,162	$(631,525)

114	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

United Mexican States	1.00%	Quarterly	Bank of America N.A.	06/20/20	BBB+	USD	7,452	$38,910	$(10,955)	$49,865
People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	09/20/20	A+	USD	1,000	9,190	(1,577)	10,767
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	09/20/20	A+	USD	1,000	9,191	(1,667)	10,858
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	09/20/20	BBB+	USD	7,452	47,642	(15,878)	63,520
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	A	USD	1,825	21,810	(12,460)	34,270
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/23	B-	USD	2,050	220,241	123,625	96,616
Beazer Homes USA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/23	B-	USD	1,036	111,300	34,907	76,393
Beazer Homes USA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/23	B-	USD	622	66,780	21,533	45,247
Broadcom, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/24	BBB-	USD	14,931	(833,454)	(1,080,000)	246,546
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	12/20/24	B+	USD	2,894	(334,694)	(375,552)	40,858
CMBX.NA.7.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	01/17/47	AAA	USD	4,977	59,079	(147,254)	206,333
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	Not Rated	USD	11	(38)	(910)	872
CMBX.NA.3.AM	0.50%	Monthly	Goldman Sachs International	12/13/49	Not Rated	USD	28	(98)	(2,325)	2,227
CMBX.NA.3.AM	0.50%	Monthly	JPMorgan Chase Bank N.A.	12/13/49	Not Rated	USD	60	(211)	(4,754)	4,543
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	906	(24,444)	(107,029)	82,585
CMBX.NA.9.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	Not Rated	USD	438	(11,817)	(38,169)	26,352
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	1,060	(28,599)	(52,886)	24,287
CMBX.NA.9.BBB-	3.00%	Quarterly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	486	(13,113)	(29,151)	16,038
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	3,340	13,102	(143,125)	156,227
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	1,670	6,551	(72,766)	79,317
CMBX.NA.10.BBB-	3.00%	Annual	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	60	(1,960)	(5,087)	3,127
CMBX.NA.6.BBB-	3.00%	Annual	Credit Suisse International	05/11/63	BB+	USD	850	(71,503)	(65,794)	(5,709)

								$(716,135)	$(1,987,274)	$1,271,139

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency						(Received)	(Depreciation)

3.27%	Quarterly	3-month LIBOR, 2.09%	Semi-Annual	Deutsche Bank AG	05/16/21	USD	9,510	$(330,395)	$ —	$ (330,395)
1-day BZDIOVER, 0.02%	At Termination	8.27%	At Termination	JPMorgan Chase Bank N.A.	01/02/23	BRL	62,487	1,302,718	—	1,302,718
1-day BZDIOVER, 0.02%	At Termination	6.35%	At Termination	JPMorgan Chase Bank N.A.	01/02/23	BRL	110,569	309,397	—	309,397
5.73%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	Bank of America N.A.	01/03/25	MXN	23,376	45,056	262	44,794

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	115

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency						(Received)	(Depreciation)

28-day MXIBTIIE, 8.03%	Monthly	6.33%	Monthly	Citibank N.A.	06/09/25	MXN	14,869	$(9,664)	$(63)	$(9,601)
28-day MXIBTIIE, 8.03%	Monthly	6.33%	Monthly	Citibank N.A.	07/17/25	MXN	36,610	(23,838)	(122)	(23,716)
28-day MXIBTIIE, 8.03%	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	109,616	(75,986)	(356)	(75,630)
6.31%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	Bank of America N.A.	08/11/25	MXN	36,783	26,168	154	26,014
6.31%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	Bank of America N.A.	08/11/25	MXN	36,783	26,168	154	26,014
6.31%	Monthly	28-day MXIBTIIE, 8.03%	Monthly	Deutsche Bank AG	08/11/25	MXN	136,536	98,105	571	97,534
28-day MXIBTIIE, 8.03%	Monthly	6.27%	Monthly	Bank of America N.A.	12/05/25	MXN	4,348	(3,828)	(39)	(3,789)

								$1,363,901	$561	$1,363,340

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency						(Received)	(Depreciation)

SPDR Barclays Capital High Yield Bond ETF	Quarterly	3-month LIBOR minus 0.60%, 2.09%	Quarterly	Citibank N.A.	10/10/19	USD	23,013	$(167,001)	$—	$(167,001)
Canadian Natural Resources Ltd.	Quarterly	3-month LIBOR minus 0.45%, 2.09%	Quarterly	BNP Paribas S.A.	11/27/19	USD	528	(84,028)	—	(84,028)
SPDR S&P Oil & Gas Exploration & Production ETF	Monthly	1-month LIBOR minus 0.47%, 2.02%	Monthly	Merrill Lynch International	03/17/20	USD	1,086	103,890	—	103,890
Occidental Petroleum Corp.	Quarterly	3-month LIBOR, 2.09%	Quarterly	BNP Paribas S.A.	05/15/20	USD	2,432	(65,145)	—	(65,145)
Sprint Corp.	Quarterly	3-month LIBOR, 2.09%	Quarterly	Citibank N.A.	06/11/20	USD	735	91,420	—	91,420
Sprint Corp.	Quarterly	3-month LIBOR, 2.09%	Quarterly	Citibank N.A.	06/11/20	USD	735	91,420	—	91,420
Intelsat SA	Quarterly	3-month LIBOR minus 0.52%, 2.09%	Quarterly	Credit Suisse International	06/11/20	USD	2,175	(64,225)	—	(64,225)

116	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency						(Received)	(Depreciation)

Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	102	$16,133	$—	$16,133
Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	40	6,273	—	6,273
Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	29	4,546	—	4,546
Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	25	3,947	—	3,947
Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	22	3,409	—	3,409
Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	17	2,630	—	2,630
Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	15	2,371	—	2,371
Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	12	1,818	—	1,818
Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	10	1,500	—	1,500
Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	9	1,463	—	1,463
Quorum Health Corp.	Quarterly	3-month LIBOR minus 1.25%, 2.09%	Quarterly	JPMorgan Chase Bank N.A.	06/11/20	USD	9	1,364	—	1,364
Consumer Staples Select Sector SPD	Monthly	1-month LIBOR plus 0.05%, 2.02%	Monthly	Merrill Lynch International	07/11/20	USD	4,607	(43,317)	—	(43,317)
iShares Transportation Average ETF	Monthly	1-month LIBOR minus 0.90%, 2.02%	Monthly	Merrill Lynch International	07/11/20	USD	4,467	173,533	—	173,533

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	117

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency						(Received)	(Depreciation)

SPDR S&P Retail ETF	Monthly	1-month LIBOR minus 0.95%, 2.02%	Monthly	BNP Paribas S.A.	07/13/20	USD	2,334	$(15,087)	$—	$(15,087)
SPDR S&P Retail ETF	Monthly	1-month LIBOR minus 0.95%, 2.02%	Monthly	Citibank N.A.	07/13/20	USD	2,291	57,895	—	57,895
SPDR S&P Retail ETF	Monthly	1-month LIBOR minus 0.95%, 2.02%	Monthly	Citibank N.A.	07/13/20	USD	2,122	48,973	—	48,973
Sprint Corp.	Quarterly	3-month LIBOR minus 0.08%, 2.09%	Quarterly	BNP Paribas S.A.	07/17/20	USD	2,011	221,709	—	221,709
Charter Communications, Inc.	Quarterly	3-month LIBOR minus 0.25%, 2.09%	Quarterly	BNP Paribas S.A.	08/05/20	USD	599	(42,233)	—	(42,233)
SPDR S&P Oil & Gas Exploration & Production ETF	Quarterly	3-month LIBOR minus 0.63%, 2.09%	Quarterly	BNP Paribas S.A.	08/05/20	USD	464	(10,013)	—	(10,013)
Charter Communications, Inc.	Quarterly	3-month LIBOR minus 0.10%, 2.09%	Quarterly	BNP Paribas S.A.	08/26/20	USD	1,192	(37,351)	—	(37,351)
3-month LIBOR, 2.09% Quarterly		Goldman Sachs Systematic Skew U.S. Series 10 Excess Return Strategy	Quarterly	Goldman Sachs International	09/09/20	USD	3,129	31	—	31
Tidewater, Inc.	Quarterly	3-month LIBOR minus 0.30%, 2.09%	Quarterly	BNP Paribas S.A.	09/29/20	USD	229	(1,092)	—	(1,092)

								$304,833	$—	$304,833

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$743,478	$(14,257,185)	$7,755,012	$(7,881,654)	$—
OTC Swaps	7,952,544	(3,811,095)	5,112,550	(2,804,763)	—
Options Written	N/A	N/A	2,205,182	(999,398)	(8,861,759)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

118	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$390,898	$—	$9,262,431	$—	$9,653,329
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	29,652,971	—	—	29,652,971
Options purchased	Investments at value — unaffiliated(b)	—	—	6,683,369	5,644,305	3,287,958	—	15,615,632
Swaps — centrally cleared	Unrealized appreciation on centrally cleared swaps(a)	—	181,731	—	—	7,215,333	357,948	7,755,012
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	10,423,157	834,325	—	1,807,612	—	13,065,094

		$—	$10,604,888	$7,908,592	$35,297,276	$21,573,334	$357,948	$75,742,038

Liabilities — Derivative Financial Instruments

Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$30,440	$—	$13,340,574	$—	$13,371,014
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	16,382,929	—	—	16,382,929
Options written	Options written at value	—	—	4,956,757	3,140,381	764,621	—	8,861,759
Swaps — centrally cleared	Unrealized depreciation on centrally cleared swaps(a)	—	157,217	—	—	7,534,494	189,943	7,881,654
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	5,642,655	529,492	—	443,711	—	6,615,858

		$—	$5,799,872	$5,516,689	$19,523,310	$22,083,400	$189,943	$53,113,214

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$(13,435)	$—	$(15,624,025)	$—	$131,047,709	$—	$115,410,249
Forward foreign currency exchange contracts	—	—	—	18,103,812	—	—	18,103,812
Options purchased(a)	—	(213,857)	11,349,142	(35,791,931)	(15,275,432)	—	(39,932,078)
Options written	—	—	(1,677,735)	22,556,927	5,096,725	—	25,975,917
Swaps	—	(13,791,003)	3,807,328	(170,389)	(1,778,809)	(6,437,849)	(18,370,722)

	$(13,435)	$(14,004,860)	$(2,145,290)	$4,698,419	$119,090,193	$(6,437,849)	$101,187,178

(a)	Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$71,559	$—	$(460,988)	$—	$48,650,853	$—	$48,261,424
Forward foreign currency exchange contracts	—	—	—	(4,613,806)	—	—	(4,613,806)
Options purchased(a)	—	—	1,119,425	7,664,240	3,504,513	—	12,288,178
Options written	—	—	(181,484)	(3,685,244)	963,823	—	(2,902,905)
Swaps	—	4,703,786	545,221	—	380,907	94,720	5,724,634

	$71,559	$4,703,786	$1,022,174	$(634,810)	$53,500,096	$94,720	$58,757,525

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	119

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,098,237,720
Average notional value of contracts — short	1,550,592,710
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,143,009,037
Average amounts sold — in USD	679,104,380
Options:
Average value of option contracts purchased	10,883,282
Average value of option contracts written	7,178,086
Average notional value of swaption contracts purchased	509,514,000
Average notional value of swaption contracts written	422,852,000
Credit default swaps:
Average notional value — buy protection	605,073,537
Average notional value — sell protection	85,023,660
Interest rate swaps:
Average notional value — pays fixed rate	1,709,631,182
Average notional value — receives fixed rate	2,062,552,133
Currency swaps:
Average notional value — pays fixed rate	480,444
Average notional value — receives fixed rate	2,250
Inflation swaps:
Average notional value — pays fixed rate	209,012,540
Average notional value — receives fixed rate	201,947,894
Total return swaps:
Average notional value	27,829,192

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments:
Futures contracts	$1,273,895		$1,203,730
Forward foreign currency exchange contracts	29,652,971		16,382,929
Options	15,615,632	(a)	8,861,759
Swaps — Centrally cleared	1,976,016		—
Swaps — OTC(b)	13,065,094		6,615,858

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$61,583,608		$33,064,276
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(10,038,093)		(6,517,097)

Total derivative assets and liabilities subject to an MNA	$51,545,515		$26,547,179

(a)

Includes interest rate caps purchased at value and options purchased at value which are included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

120	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)

Bank of America N.A	$11,441,427	$(455,408)	$—	$(2,340,000)	$8,646,019
Barclays Bank PLC	1,508,560	(324,901)	—	(1,183,659)	—
BNP Paribas S.A	4,440,493	(2,684,808)	—	(1,130,000)	625,685
Citibank N.A	3,290,718	(3,290,718)	—	—	—
Citigroup Global Markets, Inc.	72,578	(16,459)	—	—	56,119
Credit Suisse International	224,446	(224,446)	—	—	—
Deutsche Bank AG	15,655,571	(1,843,450)	—	—	13,812,121
Goldman Sachs International	3,803,554	(1,521,459)	—	(2,210,000)	72,095
HSBC Bank PLC	3,238,269	(1,189,599)	—	—	2,048,670
J.P. Morgan Securities LLC	110,726	(53,001)	—	—	57,725
JPMorgan Chase Bank N.A	3,509,686	(3,509,686)	—	—	—
Merrill Lynch International	277,423	(43,317)	—	—	234,106
Morgan Stanley & Co.
International PLC	2,776,833	(1,336,760)	—	(910,000)	530,073
NatWest Markets PLC	555,450	(555,450)	—	—	—
Royal Bank of Canada	215,222	—	—	—	215,222
Standard Chartered Bank	218,212	(218,212)	—	—	—
UBS AG	206,347	(206,347)	—	—	—

	$51,545,515	$(17,474,021)	$—	$(7,773,659)	$26,297,835

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(d)	Net Amount of Derivative Liabilities(c)(e)

Bank of America N.A	$455,408	$(455,408)	$—	$—	$—
Barclays Bank PLC	324,901	(324,901)	—	—	—
BNP Paribas S.A	2,684,808	(2,684,808)	—	—	—
Citibank N.A	3,320,820	(3,290,718)	—	—	30,102
Citigroup Global Markets, Inc.	16,459	(16,459)	—	—	—
Credit Suisse International	247,643	(224,446)	—	(23,197)	—
Deutsche Bank AG	1,843,450	(1,843,450)	—	—	—
Goldman Sachs International	1,521,459	(1,521,459)	—	—	—
HSBC Bank PLC	1,189,599	(1,189,599)	—	—	—
J.P. Morgan Securities LLC	53,001	(53,001)	—	—	—
JPMorgan Chase Bank N.A	11,150,349	(3,509,686)	—	—	7,640,663
Merrill Lynch International	43,317	(43,317)	—	—	—
Morgan Stanley & Co.
International PLC	1,336,760	(1,336,760)	—	—	—
NatWest Markets PLC	1,358,929	(555,450)	—	(380,000)	423,479
Standard Chartered Bank	326,875	(218,212)	—	—	108,663
TD Securities, Inc.	1,548	—	—	—	1,548
UBS AG	671,853	(206,347)	—	(465,506)	—

	$26,547,179	$(17,474,021)	$—	$(868,703)	$8,204,455

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	121

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,493,560,326	$119,808,152	$1,613,368,478
Common Stocks(a)	34,680,415	—	—	34,680,415
Corporate Bonds(a)	—	5,802,613,510	24,565,099	5,827,178,609
Floating Rate Loan Interests(a)	—	185,447,160	143,255,372	328,702,532
Foreign Agency Obligations	—	167,100,265	—	167,100,265
Foreign Government Obligations	—	502,007,979	—	502,007,979
Investment Companies	44,007,375	—	—	44,007,375
Non-Agency Mortgage-Backed Securities	—	784,222,589	36,178,812	820,401,401
Preferred Securities(a)	—	135,147,670	—	135,147,670
Taxable Municipal Bonds	—	757,533,379	—	757,533,379
U.S. Government Sponsored Agency Securities	—	12,456,935,035	—	12,456,935,035
U.S. Treasury Obligations	—	1,305,385,954	—	1,305,385,954
Warrants(a)	76,151	—	—	76,151
Short-Term Securities:
Money Market Funds	205,577,418	—	—	205,577,418
Options Purchased:
Equity contracts	6,683,369	—	—	6,683,369
Foreign currency exchange contracts	—	5,644,304	1	5,644,305
Interest rate contracts	104,813	3,183,145	—	3,287,958
Liabilities:
TBA Sale Commitments	—	(5,502,455,395)	—	(5,502,455,395)
Unfunded floating rate loan interests(b)	—	(14,242)	—	(14,242)

Subtotal	$291,129,541	$18,096,311,679	$323,807,436	$18,711,248,656

Investments Valued at NAV(c)				1,616,850

Total Investments				$18,712,865,506

(a) See above Schedule of Investments for values in each industry.

(b) Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

(c)  Certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$2,653,485	$—	$2,653,485
Equity contracts	390,898	834,325	—	1,225,223
Foreign currency exchange contracts	—	29,652,971	—	29,652,971
Interest rate contracts	9,262,431	9,021,804	—	18,284,235
Other contracts	—	357,948	—	357,948
Liabilities:
Credit contracts	—	(1,989,357)	—	(1,989,357)
Equity contracts	(4,987,197)	(529,492)	—	(5,516,689)
Foreign currency exchange contracts	—	(19,523,309)	(1)	(19,523,310)
Interest rate contracts	(13,697,184)	(8,385,636)	—	(22,082,820)
Other contracts	—	(189,943)	—	(189,943)

	$(9,031,052)	$11,902,796	$(1)	$2,871,743

(a)

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

122	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities

Assets:
Opening Balance, as of September 30, 2018	$61,899,804	$218,040	$111,000,003	$127,990,875	$60,105,857
Transfers into Level 3	33,675,433	—	—	52,047,625	1,880,091
Transfers out of Level 3	(19,008,110)	—	—	(18,753,250)	(21,361,234)
Accrued discounts/premiums	31,684	—	—	4,219	5,656
Net realized gain (loss)	115,894	(342,007)	—	168,626	(4,056,821)
Net change in unrealized appreciation (depreciation)(a)(b)	551,069	324,431	190,998	(2,367,483)	2,451,113
Purchases	83,267,373	—	24,505,000	110,809,083	27,119,786
Sales	(40,724,995)	(200,464)	(111,130,902)	(126,644,323)	(29,965,636)

Closing Balance, as of September 30, 2019	$119,808,152	$—	$24,565,099	$143,255,372	$36,178,812

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019(b)	$262,928	$—	$190,998	$58,638	$(2,126,311)

	Preferred Securities	U.S. Government Sponsored Agency Securities	Options Purchased	Total

Assets:
Opening Balance, as of September 30, 2018	$240,721	$840,797	$39	$362,296,136
Transfers into Level 3	—	—	—	87,603,149
Transfers out of Level 3	—	—	—	(59,122,594)
Accrued discounts/premiums	—	—	—	41,559
Net realized gain (loss)	(867,195)	(93,030)	—	(5,074,533)
Net change in unrealized appreciation (depreciation)(a)(b)	847,791	73,932	(11,262)	2,060,589
Purchases	—	—	11,224	245,712,466
Sales	(221,317)	(821,699)	—	(309,709,336)

Closing Balance, as of September 30, 2019	$—	$—	$1	$323,807,436

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019(b)	$—	$—	$(11,222)	$(1,624,969)

(a)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019, is generally due to investments no longer held or categorized as Level 3 at period end.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	123

Schedule of Investments (continued) September 30, 2019	Master Total Return Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Foreign Currency Exchange Contracts

	Assets	Liabilities

Opening Balance, as of September 30, 2018	$—	$(39)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)(b)	—	38
Purchases	—	—
Issues	—	—
Sales	—	—
Settlements	—	—

Closing Balance, as of September 30, 2019	$—	$(1)

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at September 30, 2019(a)(b)	$—	$(1)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Master Portfolio’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to consolidated financial statements.

124	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

September 30, 2019

Master Total Return Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,554,525) (cost — $23,619,008,727)	$24,002,497,759
Investments at value — affiliated (cost — $212,966,166)	212,837,384
Cash	19,663,411
Cash pledged:
Collateral — OTC derivatives	3,170,000
Collateral — TBA commitments	249,106
Futures contracts	48,597,010
Centrally cleared swaps	29,937,630
Foreign currency at value (cost — $40,623,142)	40,387,099
Receivables:
Investments sold	494,970,185
Options written	464,894
Securities lending income — affiliated	1,827
Swaps	1,921,970
TBA sale commitments	5,500,310,481
Contributions from investors	9,125,031
Dividends — affiliated	602,478
Dividends — unaffiliated	32,333
Interest — unaffiliated	109,230,827
Variation margin on futures contracts	1,273,895
Variation margin on centrally cleared swaps	1,976,016
Swap premiums paid	7,952,544
Unrealized appreciation on:
Forward foreign currency exchange contracts	29,652,971
OTC swaps	5,112,550
Prepaid expenses	106,737

Total assets	30,520,074,138

LIABILITIES
Cash received:
Collateral — OTC derivatives	9,980,000
Collateral — TBA commitments	7,332,000
Cash collateral on securities loaned at value	1,616,850
Options written at value (premiums received — $10,067,543)	8,861,759
TBA sale commitments at value (proceeds — $5,500,310,481)	5,502,455,395
Payables:
Investments purchased	9,248,347,496
Swaps	1,385,238
Directors’ fees	14,707
Investment advisory fees	656,815
Options written	85,409
Other accrued expenses	773,802
Other affiliates	80,642
Variation margin on futures contracts	1,203,730
Withdrawals to investors	1,435,862
Swap premiums received	3,811,095
Unrealized depreciation on:
Forward foreign currency exchange contracts	16,382,929
OTC swaps	2,804,763
Unfunded floating rate loan interests	14,242

Total liabilities	14,807,242,734

NET ASSETS	$15,712,831,404

NET ASSETS CONSIST OF
Investors’ capital	$15,319,585,431
Net unrealized appreciation (depreciation)	393,245,973

NET ASSETS	$15,712,831,404

See notes to consolidated financial statements.

MASTER PORTFOLIO CONSOLIDATED FINANCIAL STATEMENTS	125

Consolidated Statement of Operations

Year Ended September 30, 2019

Master Total Return Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$501,973,352
Dividends — affiliated	16,792,002
Dividends — unaffiliated	353,101
Securities lending income — affiliated — net	91,969
Foreign taxes withheld	(337,086)

Total investment income	518,873,338

EXPENSES
Investment advisory	7,412,484
Custodian	702,640
Accounting services	675,538
Professional	189,802
Directors	141,098
Printing	17,960
Miscellaneous	654,750

Total expenses	9,794,272
Less fees waived and/or reimbursed by the Manager	(458,818)

Total expenses after fees waived and/or reimbursed	9,335,454

Net investment income	509,537,884

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (net of $128,753 foreign capital gain tax)	95,633,029
Investments — affiliated	(4,084,069)
Foreign currency transactions	59,868
Forward foreign currency exchange contracts	18,103,812
Futures contracts	115,410,249
Options written	25,975,917
Swaps	(18,370,722)

232,728,084

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	612,024,557
Investments — affiliated	(732,274)
Foreign currency translations	(197,299)
Forward foreign currency exchange contracts	(4,613,806)
Futures contracts	48,261,424
Options written	(2,902,905)
Swaps	5,724,634
Unfunded floating rate loan interests	(14,242)

657,550,089

Net realized and unrealized gain	890,278,173

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,399,816,057

See notes to consolidated financial statements.

126	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	Master Total Return Portfolio
	Year Ended September 30,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$509,537,884	$464,469,339
Net realized gain (loss)	232,728,084	(212,466,813)
Net change in unrealized appreciation (depreciation)	657,550,089	(394,697,234)

Net increase (decrease) in net assets resulting from operations	1,399,816,057	(142,694,708)

CAPITAL TRANSACTIONS
Proceeds from contributions	5,976,173,038	5,934,095,058
Value of withdrawals	(4,727,004,752)	(4,328,662,619)

Net increase in net assets derived from capital transactions	1,249,168,286	1,605,432,439

NET ASSETS
Total increase in net assets	2,648,984,343	1,462,737,731
Beginning of year	13,063,847,061	11,601,109,330

End of year	$15,712,831,404	$13,063,847,061

See notes to consolidated financial statements.

MASTER PORTFOLIO CONSOLIDATED FINANCIAL STATEMENTS	127

Consolidated Financial Highlights

	Master Total Return Portfolio
	Year Ended September 30,
	2019	2018		2017	2016	2015

Total Return
Total return	10.60%	(1.19	)%(a)	1.90%	5.75%	3.13%

Ratios to Average Net Assets(b)
Total expenses	0.07%	0.34%		0.32%	0.21%	0.14%

Total expenses after fees waived	0.07%	0.34%		0.32%	0.21%	0.14%

Total expenses after fees waived and excluding interest expense	0.07%	0.07%		0.08%	0.08%	0.09%

Net investment income	3.70%	3.67%		3.30%	3.03%	3.07%

Supplemental Data
Net assets, end of year (000)	$15,712,831	$13,063,847		$11,601,109	$9,309,960	$7,418,036

Portfolio turnover rate(c)	574%	734%		806%	841%	1,015%

(a)	Includes payment received from an affiliate, which had no impact on the Master Portfolio’s total return.
(b)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—

(c)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding mortgage dollar roll transactions)	241%	350%	540%	598%	725%

See notes to consolidated financial statements.

128	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements	Master Total Return Portfolio

1.	ORGANIZATION

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master Portfolio is classified as diversified. The Master Bond LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master Bond LLC permits the Board of Directors of the Master Bond LLC (the “Board”) to issue nontransferable interests in the Master Bond LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), which was a wholly-owned subsidiary of the Master Portfolio and primarily invested in commodity-related instruments. Effective November 30, 2018, the Master Portfolio no longer invests in the Subsidiary. The Subsidiary enabled the Master Portfolio to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. Prior to November 30, 2018, the Master Portfolio invested up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary was subject to the same investment policies and restrictions that apply to the Master Portfolio, except that the Subsidiary could invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., mortgage dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and structured options) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Master Portfolio’s Board effective January 1, 2019, the directors who are not “interested persons” of the Master Bond LLC, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Master Portfolio, as applicable. Deferred compensation liabilities are included in the Directors’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Master Portfolio until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Master Portfolio.

MASTER PORTFOLIO NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	129

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Master Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

130	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

•

Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2019, certain investments of the Master Portfolio were valued using NAV (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

MASTER PORTFOLIO NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	131

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

132	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for the Master Portfolio to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Master Portfolio to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Master Portfolio’s investment policies.

When the Master Portfolio purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio assumes the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Master Portfolio may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Master Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Master Portfolio had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Aligned Energy Data Centers (SLC) Propco LLC, Term Loan	$1,698,364	$1,697,957	$1,688,119	$(9,838)
BRE Park Avenue Tower Owner LLC, Term Loan	992,382	992,382	992,382	—
BSREP II Houston Office 1HC Owner LLC, Mezzanine A Loan	3,411,250	3,411,250	3,411,250	—
CSC Holdings LLC (FKA CSC Holdings Inc. (Cablevision)), Delayed Draw Term Loan	4,548,913	4,548,913	4,548,913	—
Facebook Burlingame, Term Loan	6,872,160	6,876,564	6,872,160	(4,404)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

MASTER PORTFOLIO NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	133

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

J.P. Morgan Securities LLC	$1,554,525	$(1,554,525)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

134	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Master Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Master Portfolio purchases and writes swaptions primarily to preserve a return or spread on a particular investment or portion of the Master Portfolio’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Master Portfolio would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Master Portfolio purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Master Portfolio may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

MASTER PORTFOLIO NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	135

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The Master Portfolio may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•	Structured options — The Master Portfolio invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

136	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Master Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the Master Portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Master Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Master Portfolio and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Correlation swaps — Correlation swaps are entered into to gain or mitigate exposure to the underlying reference securities.

Correlation swaps involve two parties agreeing to exchange cash flows based on the measured correlation of two specified underlying securities. At inception, the strike correlation rate is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is based on the difference between the realized price correlation of the underlying securities and the strike correlation rate. As a receiver (or payor) of the realized price correlation rate, a fund would receive (or owe) the payoff amount when the realized price correlation rate of the underlying securities is greater than the strike correlation rate and would owe (or receive) the payoff amount when the realized price correlation rate of the underlying securities is less than the strike correlation rate. This type of agreement is essentially a forward contract on the future realized price correlation of the underlying securities.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Master Portfolio enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

MASTER PORTFOLIO NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	137

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master Bond LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $250 Million	0.16%
$250 Million — $500 Million	0.12
$500 Million — $750 Million	0.08
Greater than $750 Million	0.05

The Manager provided investment management and other services to the Subsidiary. The Manager did not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Master Portfolio paid the Manager based on the Master Portfolio’s net assets, which included the assets of the Subsidiary. Effective November 30, 2018, the Master Portfolio no longer invests in the Subsidiary.

With respect to the Master Portfolio, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide, for that portion of the Master Portfolio for which BIL and BRS, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended September 30, 2019, the amount waived was $438,811.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended September 30, 2019, the Manager waived $20,007 in investment advisory fees pursuant to this arrangement.

For the year ended September 30, 2019, the Master Bond LLC reimbursed the Manager $165,833 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Master Portfolio retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, the Master Portfolio would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

138	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended September 30, 2019, the Master Portfolio paid BIM $18,093 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2019, the Master Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master Bond LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended September 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss

$20,085,350	$24,870,481	$(277,012)

7.	PURCHASES AND SALES

For the year ended September 30, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales

Non-U.S. Government Securities	$83,999,976,973	$79,869,346,182
U.S. Government Securities	4,781,752,674	3,699,308,868

For the year ended September 30, 2019, purchases and sales related to mortgage dollar rolls were as follows:

Purchases	$48,518,385,375
Sales	48,527,977,459

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s consolidated financial statements.

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$23,839,913,752

Gross unrealized appreciation	$552,123,498
Gross unrealized depreciation	(179,319,747)

Net unrealized appreciation	$372,803,751

9.	BANK BORROWINGS

The Master Bond LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per

MASTER PORTFOLIO NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	139

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2019, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Master Portfolio’s ability to buy or sell bonds. As a result, the Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio.

For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform. The Master Portfolio may be exposed to counterparty credit risk with respect to options written to the extent the Master Portfolio deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk

140	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER PORTFOLIO NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	141

Report of Independent Registered Public Accounting Firm

To the Investors of Master Total Return Portfolio and the Board of Directors of Master Bond LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Total Return Portfolio of Master Bond LLC (the “Fund”), including the schedule of investments, as of September 30, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

142	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement	BlackRock Balanced Capital Fund, Inc.

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Balanced Capital Fund, Inc. (the “Fund”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	143

Disclosure of Investment Advisory Agreement (continued)	BlackRock Balanced Capital Fund, Inc.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

144	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement (continued)	BlackRock Balanced Capital Fund, Inc.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee for the Fund by the amount of any management fees paid by the Fund to the manager of each master portfolio in which it invests.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	145

Director and Officer Information of Master Bond LLC

Independent Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi(d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Director (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

146	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information of Master Bond LLC  (continued)

Independent Directors (a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch(d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None
John M. Perlowski(d) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Master Bond LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Master Bond LLC’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Master Bond LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

DIRECTOR AND OFFICER INFORMATION OF MASTER BOND LLC	147

Director and Officer Information of Master Bond LLC  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Master Bond LLC serve at the pleasure of the Board.

Further information about the Master Bond LLC’s Directors and Officers is available in the Master Bond LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Master Bond LLC.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Master Bond LLC.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Master Bond LLC

100 Bellevue Parkway

Wilmington, DE 19809

148	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC/Master Bond LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s/Master LLC’s/Master Bond LLC’s Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s/Master LLC’s/Master Bond LLC’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC/Master Bond LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC/Master Bond LLC voted proxies relating to securities held in the Fund’s/Master LLC’s/Master Bond LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	149

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

150	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

COP	Colombian Peso

DKK	Danish Krone

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peruvian Sol

RUB	Russian Ruble

SGD	Singapore Dollar

SEK	Swedish Krona

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	US Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

AGM	Assurance Guaranty Municipal Corp.

AKA	Also Known As

AMBAC	AMBAC Assurance Corp.

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CBOT	Chicago Board of Trade

CIBOR	Copenhagen Interbank Offered Rate

CLO	Collateralized Loan Obligation

CME	Chicago Mercantile Exchange

CMS	Constant Maturity Swap

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FKA	Formerly Known As

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

KBW	Keefe, Bruyette & Woods

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

NIBOR	Norwegian Interbank Offered Rate

OTC	Over-the-counter

PIK	Payment-in-kind

PSF	Permanent School Fund

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SCSDE	South Carolina State Department of Education

SPDR	Standard & Poor’s Depositary Receipts

STIBOR	Stockholm Interbank Offered Rate

TA	Tax Allocation

TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	151

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-9/19-AR

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$23,460	$23,460	$0	$38	$16,300	$17,500	$0	$0
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC	$36,210	$36,210	$0	$39	$13,500	$13,500	$0	$0
Master Total Return Portfolio of Master Bond LLC	$85,068	$85,068	$0	$39	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”)

and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$16,300	$17,538
Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core Portfolio) of Master Large Cap Series LLC	$13,500	$13,539
Master Total Return Portfolio of Master Bond LLC	$20,000	$20,039

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 3, 2019